Filed electronically with the Securities and Exchange Commission on November 25, 2020

1933 Act File No. 002-81549

1940 Act File No. 811-03657

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	|X|
Pre-Effective Amendment No.	|__|
Post-Effective Amendment No. 93	|X|
and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	|X|

Amendment No. 93

Deutsche DWS State Tax-Free Income Series
(Exact Name of Registrant as Specified in Charter)

875 Third Avenue, New York, NY 10022-6225

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (212) 454-4500

John Millette

Vice President and Secretary

Deutsche DWS State Tax-Free Income Series

100 Summer Street, Boston, MA 02110-2146

(Name and Address of Agent for Service)

Copy to:

John S. Marten

Vedder Price P.C.

222 N. LaSalle Street, Chicago, Illinois 60601-1104

It is proposed that this filing will become effective (check appropriate box):

|__|	Immediately upon filing pursuant to paragraph (b)
|X |	On December 1, 2020 pursuant to paragraph (b)
|__|	60 days after filing pursuant to paragraph (a)
|__|	On ________________ pursuant to paragraph (a)
|__|	75 days after filing pursuant to paragraph (a)(2)
|__|	On ________________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

|__|	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment contains the Prospectuses and Statements of Additional Information relating to the following series and classes of shares of the Registrant:

  DWS California Tax-Free Income Fund – Class A, Class C, Institutional Class, Class S and Class T
  DWS New York Tax-Free Income Fund – Class A, Class C, Institutional Class, Class S and Class T
  DWS Massachusetts Tax-Free Fund – Institutional Class

This Post-Effective Amendment is not intended to update or amend any other Prospectuses or Statements of Additional Information of the Registrant’s other series or classes.

2

Prospectus
December 1, 2020

DWS California Tax-Free Income Fund
CLASS/TICKER	A	KCTAX	C	KCTCX	INST	DCLIX	S	SDCSX

DWS New York Tax-Free Income Fund
CLASS/TICKER	A	KNTAX	C	KNTCX	INST	DNTIX	S	SNWYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of each fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on each fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with a fund.
As with all mutual funds, the SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS California Tax-Free Income Fund

Investment Objective
The fund seeks a high level of current income that is exempt from California state and federal income taxes.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 25), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 54) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds [1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a % of the value of your investment)

	A	C	INST	S
Management fee	0.43	0.43	0.43	0.43
Distribution/service (12b-1) fees	0.23	1.00	None	None
Other expenses [2]	0.21	0.21	0.24	0.30
Total annual fund operating expenses	0.87	1.64	0.67	0.73
Fee waiver/expense reimbursement	0.08	0.10	0.13	0.19
Total annual fund operating expenses after fee waiver/expense reimbursement	0.79	1.54	0.54	0.54
1 Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date.
2 “ Other expenses ” for Institutional Shares are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.79%, 1.54%, 0.54% and 0.54% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Prospectus December 1, 2020	1	DWS California Tax-Free Income Fund

Years	A	C	INST	S
1	$ 353	$ 257	$ 55	$ 55
3	537	508	201	214
5	736	882	360	387
10	1,311	1,935	822	889
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$ 353	$ 157	$ 55	$ 55
3	537	508	201	214
5	736	882	360	387
10	1,311	1,935	822	889
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and California state income tax.
Normally, at least 80% of the fund's municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (TOB Trust). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (TOB Floaters), which are sold to third party investors, and residual inverse floating rate interests (TOB Inverse Floater Residual Interests), which are generally held by the fund.
The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary
Prospectus  December 1, 2020
2
DWS California Tax-Free Income Fund

policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – California municipal securities. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund’s performance.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
Prospectus  December 1, 2020
3
DWS California Tax-Free Income Fund

US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Prospectus  December 1, 2020
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DWS California Tax-Free Income Fund

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Institutional Class is a new class of shares and therefore does not have a full calendar year of performance available.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	5.45%	June 30, 2011
Worst Quarter	-5.40%	December 31, 2010
Year-to-Date	0.98%	September 30, 2020
Average Annual Total Returns(For periods ended 12/31/2019 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	2/17/1983	4.48	2.36	4.14
After tax on distribu- tions		4.27	2.31	4.12
After tax on distribu- tions and sale of fund shares		3.90	2.52	4.05
Class C before tax	5/31/1994	6.66	2.16	3.65
Class S before tax	6/15/2001	7.71	3.21	4.68
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		7.54	3.53	4.34
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Prospectus  December 1, 2020
5
DWS California Tax-Free Income Fund

Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Prospectus  December 1, 2020
6
DWS California Tax-Free Income Fund

DWS New York Tax-Free Income Fund

Investment Objective
The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in DWS funds. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 25), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 54) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
	A	C	INST	S
Maximum sales charge (load) imposed on purchases, as % of offering price	2.75	None	None	None
Maximum deferred sales charge (load), as % of redemption proceeds [1]	None	1.00	None	None
Account Maintenance Fee (annually, for fund account balances below $10,000 and subject to certain exceptions)	$20	$20	None	$20
ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a % of the value of your investment)

	A	C	INST	S
Management fee	0.45	0.45	0.45	0.45
Distribution/service (12b-1) fees	0.23	1.00	None	None
Other expenses [2]	0.24	0.27	0.28	0.30
Total annual fund operating expenses	0.92	1.72	0.73	0.75
Fee waiver/expense reimbursement	0.14	0.19	0.20	0.22
Total annual fund operating expenses after fee waiver/expense reimbursement	0.78	1.53	0.53	0.53
1 Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date.
2 “ Other expenses ” for Institutional Shares are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.78%, 1.53%, 0.53% and 0.53% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Prospectus December 1, 2020	7	DWS New York Tax-Free Income Fund

Years	A	C	INST	S
1	$ 352	$ 256	$ 54	$ 54
3	547	523	213	218
5	757	916	386	395
10	1,363	2,014	888	910
You would pay the following expenses if you did not redeem your shares:
Years	A	C	INST	S
1	$ 352	$ 156	$ 54	$ 54
3	547	523	213	218
5	757	916	386	395
10	1,363	2,014	888	910
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and New York state income tax.
Normally, at least 80% of the fund’s municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (TOB Trust). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (TOB Floaters), which are sold to third party investors, and residual inverse floating rate interests (TOB Inverse Floater Residual Interests), which are generally held by the fund.
The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will
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DWS New York Tax-Free Income Fund

be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – New York municipal securities. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the
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DWS New York Tax-Free Income Fund

risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
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DWS New York Tax-Free Income Fund

could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Institutional Class is a new class of shares and therefore does not have a full calendar year of performance available.
CALENDAR YEAR TOTAL RETURNS (%) (Class A)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	3.88%	June 30, 2011
Worst Quarter	-4.42%	December 31, 2010
Year-to-Date	1.47%	September 30, 2020
Average Annual Total Returns(For periods ended 12/31/2019 expressed as a %)
After-tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class A before tax	12/31/1985	4.23	2.43	3.52
After tax on distribu- tions		4.23	2.42	3.51
After tax on distribu- tions and sale of fund shares		3.54	2.56	3.51
Class C before tax	5/31/1994	6.38	2.24	3.05
Class S before tax	6/18/2001	7.45	3.26	4.08
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		7.54	3.53	4.34
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
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DWS New York Tax-Free Income Fund

Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions. Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Tax Information
The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
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DWS New York Tax-Free Income Fund

Fund Details
Additional Information About Fund Strategies and Risks
DWS California Tax-Free Income Fund
Investment Objective
The fund seeks a high level of current income that is exempt from California state and federal income taxes.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and California state income tax.
Normally, at least 80% of the fund's municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard
& Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “ TOB Trust ” ). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ( “ TOB Floaters ” ), which are sold to third party investors, and residual inverse floating rate interests ( “ TOB Inverse Floater Residual Interests ” ), which are generally held by the fund.
Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund’s duration.
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The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – California municipal securities. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund’s performance.
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Fund Details

Factors contributing to the economic stress on the state and its municipalities may include the costs associated with combatting the COVID-19 pandemic, lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and lower revenues generated by projects and facilities backing revenue bonds due to closures, curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.
Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools
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and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be
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corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
DWS New York Tax-Free Income Fund
Investment Objective
The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and New York state income tax.
Normally, at least 80% of the fund’s municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
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If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “ TOB Trust ” ). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ( “ TOB Floaters ” ), which are sold to third party investors, and residual inverse floating rate interests ( “ TOB Inverse Floater Residual Interests ” ), which are generally held by the fund.
Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund’s duration.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
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For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – New York municipal securities. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund’s performance.
Factors contributing to the economic stress on the state and its municipalities may include the costs associated with combatting the COVID-19 pandemic, lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and lower revenues generated by projects and facilities backing revenue bonds due to closures, curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.
Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
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Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt
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obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or
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the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Although major changes tend to be infrequent, each fund’s Board could change a fund's investment objective without seeking shareholder approval. However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.
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When, in the Advisor's opinion, (1) it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions   or (2) an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of each fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
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Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund.
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Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
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Shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact a fund’s liquidity, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect a fund’s performance. These transactions could also adversely impact a fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of a fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce a fund’s assets, which may result in an increase in a fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in each fund. If you want more information on each fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that a fund will achieve its investment objective.
A complete list of each fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com . The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.
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Fund Details

Who Manages and Oversees the Funds
The Investment Advisor
DWS Investment Management Americas, Inc. ( “ DIMA ” or the “ Advisor ” ), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA ( “ DWS Group ” ), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. ( “ DDI ” or the “ Distributor ” ). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
DWS California Tax-Free Income Fund	0.39% *
DWS New York Tax-Free Income Fund	0.38% *
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
The following waivers are currently in effect:

For DWS California Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.79%, 1.54%, 0.54% and 0.54% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
For DWS New York Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.78%, 1.53%, 0.53% and 0.53% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
A discussion regarding the basis for the Board's approval of each fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended August 31 and the semi-annual period ended February 28 (see “ Shareholder reports ” on the back cover).
Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.097% of the fund’s average daily net assets for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “ Other expenses. ”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund’s Board but without obtaining shareholder approval ( “ multi-manager structure ” ). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ( “ nonaffiliated subadvisors ” ), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor ( “ wholly-owned subadvisors ” ). Pursuant to the SEC order, the Advisor, with the approval of a fund’s Board,
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Fund Details

has the discretion to terminate any subadvisor and allocate and reallocate a fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.
Management
DWS California Tax-Free Income Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
■
Joined DWS in 1986.
■
Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
■
BA, Duke University.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
■
Joined DWS in 1999.
■
BS, Bryant College; MBA, Suffolk University.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
■
Joined DWS in 1989.
■
BS, Pennsylvania State University; MS, Boston College.
DWS New York Tax-Free Income Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
■
Joined DWS in 1986.
■
Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
■
BA, Duke University.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
■
Joined DWS in 1989.
■
BS, Pennsylvania State University; MS, Boston College.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
■
Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.
■
BA and MBA, Boston College.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Fund Details

Investing in the Funds
This prospectus offers the share classes noted on the front cover. All classes of a fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures:
■
Class A shares and Class C shares are intended for investors seeking the advice and assistance of a financial representative, who will typically receive compensation for those services.
■
Institutional Class shares are only available to particular investors or through certain programs, as described below.
■
Class S shares are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the fund’s transfer agent.
Your financial representative may also charge you additional fees, commissions or other charges.
The following pages tell you how to invest in a fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account.
If you’re investing directly with DWS, all of this information applies to you. If you’re investing through a “ third party provider ” — for example, a workplace retirement plan, financial supermarket or financial representative — your provider may have its own policies or instructions and you should follow those. Refer to Appendix B “ Sales Charge Waivers and Discounts Available Through Intermediaries ” for information about available sales charge waivers and discounts through certain intermediaries.
You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in a fund or similar funds, please refer to tools.finra.org/fund_analyzer/ (this Web site does not form a part of this prospectus).
Each fund, the Distributor and the transfer agent do not provide investment advice or recommendations to existing or potential shareholders with respect to investing in a fund, including which class may be appropriate for you.
Choosing a Share Class
Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that’s right for you.
We describe each share class in detail on the following pages. But first, you may want to look at the following table, which gives you a brief description and comparison of the main features of each class. You should consult with your financial representative to determine which class of shares is appropriate for you.
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Classes and features	Points to help you compare
Class A
■ Sales charge of up to 2.75% charged when you buy shares ■ In most cases, no charge when you sell shares ■ Up to 0.25% annual share- holder servicing fee
■ Some investors may be able to
reduce or eliminate their sales
charge; see “ Class A Shares ”
and Appendix B
■ Total annual expenses are
lower than those for Class C
■ Distributions are generally
higher than Class C

Class C
■ No sales charge when you buy
shares
■ Deferred sales charge of
1.00%, charged when you sell
shares you bought within the
last year
■ 0.75% annual distribution fee
and up to 0.25% annual share-
holder servicing fee

■ Unlike Class A, Class C does
not have a sales charge when
buying shares, but has higher
annual expenses and a one
year deferred sales charge
■ Distributions are generally
lower than Class A
■ Maximum investment applies
■ Class C automatically converts
to Class A after 10 years,
provided that records held by
the fund or your financial inter-
mediary verify Class C shares
have been held for at least 10
years

Institutional Class
■ No sales charge when you buy shares and no deferred sales charge when you sell shares
■ Only available to certain institu-
tional investors; typically
$1,000,000 minimum initial
investment
■ Distributions are generally
higher than Class A and Class
C, and may be higher than
Class S, depending on relative
expenses

Class S
■ No sales charge when you buy shares and no deferred sales charge when you sell shares
■ Total annual expenses are
lower than those for Class A
and C
■ Distributions are generally
higher than Class A and Class
C, and may be higher than Insti-
tutional Class, depending on
relative expenses

The sales charge on purchases of Class A shares and the contingent deferred sales charge (CDSC) on redemptions of Class A and Class C shares are paid to the fund’s distributor, DDI, who may distribute all or a portion of the sales charge to your financial representative. In certain instances described below, a sales charge may be waived by DDI or your financial representative. If your financial representative agrees to waive any sales charge due to it from DDI, DDI will not collect the sales charge on your investment or redemption.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from each fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers (see Appendix B). In all instances, it is the shareholder’s responsibility to notify a fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from each fund or through another intermediary.
Class A Shares
Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.
Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
Class A shares have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price [1,2]	Front-end sales charge as a % of your net investment [2]
Under $100,000	2.75%	2.83%
$100,000–$249,999	2.50	2.56
$250,000 or more	see below	see below
1
The “ offering price ” , the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
2
Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
You may be able to lower your Class A sales charge if:
■
you indicate your intent in writing to invest at least $100,000 in any share class of any retail DWS fund (excluding direct purchase of DWS money market funds) over the next 24 months (Letter of Intent);
■
your holdings in all share classes of any retail DWS fund (excluding shares in DWS money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) you already own plus the amount you’re investing now in Class A shares is at least $100,000 (Cumulative Discount); or
■
you are investing a total of $100,000 or more in any share class of two or more retail DWS funds (excluding direct purchases of DWS money market funds) on the same day (Combined Purchases).
The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “ move ” your investment into a lower sales charge category, it’s generally beneficial for you to do so.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or
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Investing in the Funds

stepchildren age 21 or younger) may aggregate your investments in the DWS funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial representative other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.
To receive a reduction in your Class A initial sales charge, you must let your financial representative or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial representative or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.
Information about sales charge discounts is available free of charge. Please visit dws.com, refer to the section entitled “ Purchase and Redemption of Shares ” in each fund’s Statement of Additional Information or consult with your financial representative. Certain intermediaries may provide different sales charge discounts which are described under “ Sales Charge Waivers and Discounts Available Through Intermediaries ” in Appendix B to this prospectus.
In certain circumstances listed below, you may be able to buy Class A shares without a sales charge. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under “ Sales Charge Waivers and Discounts Available Through Intermediaries ” in Appendix B to this prospectus. Your financial representative or Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.
Class A NAV Sales. Class A shares may be sold at net asset value without a sales charge to:
(1)
investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege made on or after October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date. Purchases pursuant to the Large Order NAV Purchase Privilege made prior to October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months. The CDSC is waived under certain circumstances (see below);
(2)
a current or former director or trustee of DWS mutual funds;
(3)
an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;
(4)
certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;
(5)
any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (2) and (3);
(6)
persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;
(7)
selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a DWS fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;
(8)
unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;
(9)
persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;
(10)
financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled “ Sales
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Investing in the Funds

Charge Waivers and Discounts Available Through Intermediaries ” in Appendix B to this prospectus for information about available sales charge waivers through certain intermediaries;
(11)
DWS/Ascensus 403(b) Plans established prior to October 1, 2003, provided that the DWS/Ascensus 403(b) Plan is a participant-directed plan that has not less than 200 eligible employees;
(12)
Employer-sponsored retirement plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial representatives or insurance companies or serviced by retirement recordkeepers (each, an “ Employer-Sponsored Retirement Plan ” ). For purposes of this sales charge waiver, the term “ Employer-Sponsored Retirement Plan ” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an “ Employer-Sponsored IRA ” );
In addition, Class A shares may be sold at net asset value without a sales charge in connection with:
(13)
the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DDI and consistent with regulatory requirements;
(14)
a direct “ roll over ” of a distribution from a DWS/Ascensus 403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a DWS IRA;
(15)
reinvestment of fund dividends and distributions;
(16)
exchanging an investment in Class A shares of another fund in the DWS funds for an investment in a fund; and
(17)
exchanging an investment in Class C, Class S or Institutional Class shares of the fund for an investment in Class A shares of the same fund pursuant to one of the exchange privileges described in the prospectus.
Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “ Tabankin Class. ” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.
The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:
(1)
redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Internal Revenue Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Internal Revenue Code Section 457 or a participant-directed qualified retirement plan described in Internal Revenue Code Section 403(b)(7) which is not sponsored by a K-12 school district;
(2)
redemptions by (i) employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) DWS/Ascensus 403(b) Plans;
(3)
redemption of shares of a shareholder (including a registered joint owner) who has died;
(4)
redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(5)
redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and
(6)
redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.
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Investing in the Funds

In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “ Sales Charge Waivers and Discounts Available Through Intermediaries ” in Appendix B to this prospectus.
Class C Shares
Class C shares may appeal to investors who aren’t certain of their investment time horizon.
With Class C shares, you pay no up-front sales charge to a fund. Class C shares have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of the distribution fee, the annual expenses for Class C shares are higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A shares).
Class C shares have a CDSC, but only on shares you sell within one year of buying them:
Year after you bought shares	CDSC on shares you sell
First year	1.00%
Second year and later	None
This CDSC is waived under certain circumstances described below.
(1)
redemptions by (i) employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) DWS/Ascensus 403(b) Plans;
(2)
redemption of shares of a shareholder (including a registered joint owner) who has died;
(3)
redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(4)
redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account;
(5)
redemption of shares by an employer-sponsored employee benefit plan that offers funds in addition to DWS funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly;
(6)
redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus recordkeeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly;
(7)
redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2; and
(8)
redemptions to satisfy required minimum distributions after age 70 1/2, if you are born before July 1, 1949, and after age 72, if you are born on or after July 1, 1949, from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder’s DWS IRA accounts).
Your financial representative or Shareholder Services can answer your questions and help you determine if you’re eligible for a CDSC waiver. In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “ Sales Charge Waivers and Discounts Available Through Intermediaries ” in Appendix B to this prospectus.
While Class C shares do not have an up-front sales charge, their higher annual expenses because of the ongoing 12b-1 fees paid out of fund assets mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.
Orders to purchase Class C shares in excess of $250,000 will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.
Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Due to operational limitations at your financial intermediary, your ability to have your Class C shares automatically converted to Class A shares may be limited. (For example, automatic conversion of Class C shares to Class A shares will not apply to fund shares held through group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging. Such Class C shares would not satisfy the conditions for the automatic conversion.) Please consult your financial representative for more information. The automatic conversion of Class C shares to Class A shares would occur on the basis of the relative net asset values of the two classes without the imposition of any sales charges or other charges. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C shares to Class A shares in the same fund.
Institutional Class Shares
Institutional Class shares have no initial sales charge, deferred sales charge or 12b-1 fees.
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You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ( “ financial representative ” ). Contact them for details on how to place and pay for your order.
Eligibility Requirements. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):
■
An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).
■
An employee benefit plan.
■
A plan administered as a college savings plan under Section 529 of the Internal Revenue Code.
■
A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset- based or hourly fee.
■
A client of the private banking division of Deutsche Bank AG.
■
A current or former director or trustee of the DWS mutual funds.
■
An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares in each fund.
Investment Minimum
The minimum initial investment is waived for:
■
Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS funds purchasing shares for the accounts of their investment advisory clients.
■
Employee benefit plans that transact through omnibus recordkeepers or that have assets of at least $50 million.
■
Clients of the private banking division of Deutsche Bank AG.
■
Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.
■
A current or former director or trustee of the DWS funds.
■
An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares of each fund.
■
Certain financial intermediaries that invest client assets in a fund through an omnibus account on a trading platform approved by the Advisor.
■
Employee benefit plan platforms approved by the Advisor that invest in a fund through an omnibus account that meets or, in the Advisor’s judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.
■
Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.
Each fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, each fund, in its discretion, may waive the minimum initial investment for a specific employee benefit plan (or family of plans) whose aggregate investment in Institutional Class shares of a fund equals or exceeds the minimum initial investment amount but where an individual plan account or program may not on its own meet such minimum amount.
Class S Shares
Class S shares have no initial sales charge, deferred sales charge or 12b-1 fees.
Class S shares are available through (i) fee-based programs of investment dealers that have special agreements with DDI, (ii) certain group retirement plans, and (iii) certain registered investment advisors, or (iv) by establishing an account directly with each fund’s transfer agent.
Investors who purchase shares through a financial intermediary may be charged ongoing fees for services they provide. This includes investors who purchase Class S shares in connection with certain programs or plans, such as:
■
Broker-dealers, banks and registered investment advisors ( “ RIAs ” ) in connection with a comprehensive or “ wrap ” fee program or other fee-based program.
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Any group retirement, employee stock, bonus, pension or profit-sharing plans.
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Plans administered as college savings plans under Section 529 of the Internal Revenue Code.
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Persons who purchase shares through a Health Savings Account or a Voluntary Employees’ Benefit Association ( “ VEBA ” ) Trust.
Class S shares may also be available on brokerage platforms of firms that have agreements with DDI to offer such shares when acting solely on an agency basis for its customers for the purchase or sale of such shares. If you transact in Class S shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to your broker. Shares of a fund are available in other share classes that have different fees and expenses.
Class S shares are also available to accounts managed by the Advisor, any advisory products offered by the Advisor or DDI and to funds-of-funds managed by the Advisor or its affiliates.
Investment Minimum
The minimum initial investment may be waived for:
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Eligible intermediaries that have agreements with DDI to offer Class S shares in their brokerage platforms when such Class S shares are held in omnibus accounts on such brokerage platforms.
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Buying, Exchanging and Selling Class A, Class C, Institutional Class and Class S Shares
To contact DWS
By TELEPhone
(800) 728-3337
By Mail
Type	Address
Expedited mail
All Requests	DWS 210 West 10th Street Kansas City, MO 64105-1614
Regular mail
All Requests	DWS P.O. Box 219151 Kansas City, MO 64121-9151

How to Buy Shares
Please note that your account cannot be opened until we receive a completed account application.
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
A C	1,000	500	1,000	500
INST	1,000,000	N/A	N/A	N/A
S	2,500	1,000	1,000	1,000
For participants in all group retirement plans, and in certain fee-based and wrap programs approved by the Advisor, there is no minimum initial investment and no minimum additional investment for Class A, C and S shares. For Section 529 college savings plans, there is no minimum initial investment and no minimum additional investment for Class S shares. Certain intermediaries that offer Class S shares in their brokerage platforms may be eligible for an investment minimum waiver. In certain instances, the minimum initial investment may be waived for Institutional Class shares. There is no minimum additional investment for Institutional Class shares. The minimum additional investment in all other instances is $50.
Through a Financial Representative
Contact your financial representative to obtain a new account application or for instructions about how to set up a new account. Your financial representative can also assist with making additional investments into an existing account.
By Mail or Expedited Mail
To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to “ DWS ” for the required initial minimum investment   for the share class you have selected.
Once your account is established, to make additional investments, send a check made payable to “ DWS ” and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.
By Automatic Investment Plan (not available for Institutional Class)
If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS has received the request. Each fund may immediately terminate a shareholder’s Automatic Investment Plan in the event that any item is unpaid by the shareholder’s financial institution.
Other Ways to Buy Shares
The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions.
By Telephone Using QuickBuy (for additional investments only). Call DWS and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.
On the Internet (for additional investments only). Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your DWS fund account(s).
By Wire (for additional Institutional Class investments only). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call us in advance of a wire transfer purchase. After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be
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received the next business day after your order is processed. If your wire is not received the next business day, your transaction will be canceled at your expense and risk.
Wire Details
Bank name	State Street Bank Boston
Routing Number	011000028
Attention	DWS
DDA Number	9903-5552
FBO	(Account name) (Account number)
Credit	(Fund name, Fund number and, if applicable, class name)
Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.
How to Exchange Shares
Requirements and Limits
Class	Exchanging into Another Fund ($)
A C	1,000 minimum into new non-IRA accounts per fund 500 minimum into new IRA accounts per fund 50 minimum into all existing accounts per fund
INST	1,000,000 minimum into new accounts per fund
S	2,500 minimum into new non-IRA accounts per fund 1,000 minimum into new IRA and UTMA/UGMA accounts per fund 50 minimum into all existing accounts per fund
Exchanges between funds are allowed between like share classes. Class A shares may also be exchanged with the following money market fund shares as described in each applicable prospectus: DWS Government & Agency Securities Portfolio – DWS Government & Agency Money Fund shares, DWS Tax-Exempt Portfolio – DWS Tax-Exempt Money Fund shares or DWS Money Market Prime Series – DWS Money Market Fund shares.
Through a Financial Representative
In addition to what is detailed below, your financial representative can assist you with exchanging shares. Please contact your financial representative using the method that is most convenient for you.
By Telephone
Call DWS and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.
On the Internet
Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another DWS fund.
By Mail or Expedited Mail
Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.
How to Sell Shares
Requirements and Limits
Class	Selling Shares ($)
A C	Check redemption: Up to 100,000. More than 100,000 see “ Signature Guarantee ” QuickSell to your bank: Minimum 50, maximum 250,000 Wire redemption to your bank: Minimum 1,000
INST	Same as Classes A and C
S	Same as Classes A and C
Through a Financial Representative
In addition to what is detailed below, your financial representative can assist you with selling shares. Please contact your financial representative using the method that is most convenient for you.
By Telephone
Call DWS and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
By Mail or Expedited Mail
Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for
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a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS (see telephone number on the back cover).
Other Ways to Sell Shares
The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your account or by contacting a customer service representative for instructions. Depending on the method you choose to request these redemptions, different transaction maximums may apply.
By Telephone Using QuickSell. Call DWS and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.
On the Internet. Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.
By Wire. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request. For your protection, you may not change the destination bank account over the telephone. To sell by wire, call DWS and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by the time each fund calculates its share price on any given business day to wire to your account the next business day.
Financial Intermediary Support Payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ( “ financial representatives ” ) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ( “ revenue sharing ” ). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any recordkeeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing a fund with “ shelf space ” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “ supermarket ” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of each fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of each fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their
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affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of each fund or of any particular share class of each fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “ Platform ” ). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Policies You Should Know About
Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial representative.
If you are investing through a financial representative or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial representatives or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus.
Please note that a financial representative or other intermediary may charge fees separate from those charged by a fund and may be compensated by a fund.
Policies About Transactions
Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time. All transactions are processed at the share price next calculated after the order or instruction is received in “ good order. ” (See “ How each Fund Calculates Share Price. ” )
An order to buy or sell shares received in good order prior to the close of regular trading on the New York Stock Exchange, on a day each fund is open for business, will generally be effected at the share price calculated that day. An order received in good order after such time will generally be effected at the share price calculated on the next business day. A temporary intraday suspension or disruption of regular trading on the New York Stock Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which each fund calculates its share price on that day. In the event of an early close of regular trading on the New York Stock Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, each fund will calculate its share price as of the early close on that day. In such event, an order received in good order before the early close will generally be effected at the share price calculated that day and an order received in good order after the early close will generally be effected at the share price calculated on the next business day.
In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by each fund, we will provide you with written notification and we may reject your application and order.
Because orders placed through a financial representative must be forwarded to the transfer agent, you’ll need to allow extra time for your order to be processed. Your financial representative should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.
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In the exercise of its sole discretion, each fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, each fund reserves the right to involuntarily redeem an account (i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to each fund. Each fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if a fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.
With certain limited exceptions, only US residents may invest in each fund.
Good order. We reserve the right to reject any order or instruction that is not in “ good order. ” Good order generally means that the order or instruction:
■
is complete and accurate (e.g., includes the account number, fund name, and amount of the transaction);
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is provided by a person authorized to act for your account;
■
is accompanied by any required signatures, including signature guarantees or notarized signatures; and
■
is accompanied by any required supporting documentation.
Good order requirements are established by the fund or the transfer agent, depend on the type of account or transaction, and may be changed or waived at any time. Contact DWS if you have any questions.
Sub-Minimum Balances for Class A and C. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).
Sub-Minimum Balances for Institutional Class. Each fund may redeem your shares and close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.
Sub-Minimum Balances for Class S. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an Automatic Investment Plan funded with $50 or more per month in subsequent investments); or below $250 for retirement accounts. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).
Account Maintenance Fee for Classes A, C and S. Each fund charges a $20 account maintenance fee for each fund account that has a balance below $10,000. Except as otherwise noted below, fund accounts are not aggregated by share class or fund. The assessment will occur once per calendar year and may be assessed through the automatic redemption of fund shares in your account. The fee will be assessed on each fund account that falls below the minimum for any reason, including market value fluctuations, redemptions or exchanges.
The account maintenance fee will not apply to: (i) accounts with an automatic investment plan; (ii) accounts held in an omnibus account through a financial services firm; (iii) accounts maintained on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor; (iv) participant level accounts in group retirement plans held on the records of a retirement plan record keeper; (v) accounts held by shareholders who maintain $50,000 or more in aggregate assets in DWS fund shares; (vi) shareholders who consent to electronic delivery for all documents (which include statements, prospectuses, annual and semi-annual reports, and other materials), except for tax forms; (vii) Uniform Gift to Minors (UGMA) and Uniform Transfer to Minors (UTMA) accounts; (viii) Coverdell Education Savings Account (ESA) accounts; and (ix) IRA accounts for shareholders beginning in the year in which they turn age 70 1/2, if you are born before July 1, 1949, or age 72, if you are born on or after July 1, 1949. You may elect to receive electronic delivery of DWS fund materials by registering on dws.com or by calling the telephone number on the back cover.
Overnight delivery of DWS fund materials. You may request to receive a paper copy of any DWS fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
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Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have “ readily available market quotations. ” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “ time zone arbitrage ” ). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “ roundtrip ” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund’s shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. Each fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder’s activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.
In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary’s policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds’ policy, may permit certain transactions not permitted by the DWS funds’ policies, or prohibit transactions not subject to the DWS funds’ policies.
The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from “ time zone arbitrage ” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “ How each Fund Calculates Share Price. ” )
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
Each fund’s market timing policies and procedures may be modified or terminated at any time.
The automated information line is available 24 hours a day by calling DWS at the telephone number on the back cover. You can use our automated telephone service to get
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information on DWS funds generally and on accounts held directly at DWS. You can also use this service to request share transactions.
Telephone and Internet transactions. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate telephone number on the back cover.
Transactions by telephone or over the Internet are not without risk. We recommend that you take steps to protect your account information and, when transacting over the Internet, that you use a secure Internet browser. As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests.
Responsibility for fraud. Each fund and its service providers, including DWS, shall not be liable for any loss incurred by reason of a fund accepting unauthorized transaction requests for your account if the fund reasonably believes the instructions to be genuine. In order to safeguard your account, you should keep all account information private and review all confirmation statements and other account-related communications as soon as you receive them. We will consider all transactions to be properly processed if discrepancies are not reported promptly. Contact us immediately if you suspect that someone has gained unauthorized access to your account. The DWS Account Security Program provides further information on how you can protect your account. Visit the Investor Resource Center at dws.com for more information.
Each fund does not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.
Each fund accepts payment for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to DWS and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.
Signature Guarantee. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don’t need a signature guarantee. Also, generally you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.
A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.
Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call DWS (see telephone number on the back cover) or contact your financial representative for more information.
When you sell shares that have a CDSC, the CDSC is based on the original purchase cost or current market value of the shares sold, whichever is less. In processing orders to sell shares, the shares with the lowest CDSC are sold first. For each investment you make, we use the first day of the month in which you bought shares to calculate a CDSC on that particular investment. A CDSC is not imposed when you exchange from one fund into another, however, shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased.
If you sell shares in a DWS fund for which you paid a sales charge and then decide to invest with DWS again within six months, you may be able to take advantage of the “ reinstatement feature. ” With this feature, you can put your money back into the same class of a DWS fund at its current net asset value and, for purposes of a sales charge, it will be treated as if it had never left DWS (this may result in a tax liability for federal income tax purposes). You'll be reimbursed (in the form of fund shares by the Distributor) for any CDSC you paid when you sold shares in a DWS fund. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date.
You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial representative.
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Class A to Institutional Class in the Same Fund Exchange Privilege. Investors who have invested in Class A shares through a comprehensive or “ wrap ” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class A shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Institutional Class shares of the same fund.
Class A to Class S in the Same Fund Exchange Privilege. Investors who have invested in Class A shares through a comprehensive or “ wrap ” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or who are transferring to such a program may become eligible to invest in Class S shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A shares for Class S shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A shares of a fund for Class S shares of the same fund.
Class A or Class C to Class T in the Same Fund Exchange Privilege (if Class T Shares are available for a Fund). Investors who have invested in Class A or Class C shares through a broker-dealer or other financial intermediary, bank or registered investment adviser may become eligible to invest in Class T shares. Subject to the discretion of the Distributor, such shareholders may exchange their Class A or Class C shares for Class T shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchanges. Exchanges under this privilege will be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm where the Class T shares are available. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class A or Class C shares of a fund for Class T shares of the same fund. Financial intermediaries may have their own policies and procedures about exchanges into Class T.
Class C to Class A, Class S or Institutional Class in the Same Fund Exchange Privilege. Investors who either (i) have invested in Class C shares through a comprehensive or “ wrap ” fee program or other fee-based program sponsored by a broker-dealer, bank or registered investment adviser or (ii) have invested in Class C shares and are in the process of transferring their shares to such a program may potentially become eligible to invest in either Class A shares, Class S shares or Institutional Class shares by reason of their participation in such a program. In addition, investors who have invested in Class C shares as part of an Employer-Sponsored Retirement Plan or an Employer-Sponsored IRA may potentially become eligible to invest in Class A shares by reason of their investment in such Employer-Sponsored Retirement Plan or Employer-Sponsored IRA. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class C shares for Class A shares, Class S shares or Institutional Class shares (as applicable) of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only in instances where the accounts are not currently subject to a CDSC and only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program or involving the Employer-Sponsored Retirement Plan or Employer-Sponsored IRA where the Class A shares, Class S shares or Institutional Class shares (as applicable) are available. DDI may agree with financial intermediaries to allow this exchange privilege for accounts currently subject to a CDSC and outside of pre-arranged, multiple-client transactions. In such situations, the financial intermediary may reimburse DDI for a portion of any CDSC that DDI would have otherwise collected on the transaction or a portion of the distribution fees previously advanced by DDI to the financial intermediary in connection with the initial sale of the Class C shares. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class C shares of a fund for Class A shares, Class S shares or Institutional Class shares of the same fund.
Class S to Institutional Class in the Same Fund Exchange Privilege. Investors who have invested in Class S shares through a comprehensive or “ wrap ” fee program or other fee-based program sponsored by a broker-dealer,
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bank or registered investment adviser or who are transferring to such a program may potentially become eligible to invest in Institutional Class shares by reason of their participation in such a program. In such event, subject to the discretion of the Distributor and the limitations noted below, such shareholders may exchange their Class S shares for Institutional Class shares of equal aggregate value of the same fund. No sales charges or other charges will apply to any such exchange. Exchanges under this privilege will generally be processed only as part of a pre-arranged, multiple-client transaction through the particular financial services firm offering the comprehensive or wrap program or other fee-based program where the Institutional Class shares are available. DDI may agree with financial intermediaries to allow this exchange privilege outside of pre-arranged, multiple-client transactions. Investors should contact their selling and/or servicing agents to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S shares of a fund for Institutional Class shares of the same fund.
Class S or Institutional Class to Class A in the Same Fund Exchange Privilege. Exchanges by a financial intermediary of Class S or Institutional Class shares for Class A shares of the same fund are allowed without the imposition of a sales charge in connection with a change in account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Class S or Institutional Class shares. The availability of this exchange privilege and sales charge waiver depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S or Institutional Class shares of a fund for Class A shares of the same fund.
Institutional Class Exchange Privilege. The following persons may, subject to certain limitations, exchange Institutional Class shares for DWS Money Market Fund shares of DWS Money Market Prime Series: (1) a current or former director or trustee of DWS mutual funds; and (2) an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS mutual fund family or a broker-dealer authorized to sell shares of the DWS mutual funds.
Money from shares you sell is normally sent out within one business day of when your request is received in good order, regardless of the method of payment (e.g., check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds)
or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.
Redemptions will generally be in the form of cash, though a fund reserves the right to redeem in kind (as described under “ Other Rights We Reserve ” ). Each fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. Each fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. Each fund may also utilize inter-fund lending, though such use is expected to be rare. Each fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a fund’s portfolio may be comprised of less-liquid and/or illiquid investments, a fund may be more likely to pay redemption proceeds by giving you securities.
Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see “ Other Rights We Reserve. ”
How each Fund Calculates Share Price
To calculate net asset value, or NAV, each share class uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see “ Choosing a Share Class ” ). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see “ Choosing a Share Class ” ). To obtain a fund's most recent
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share price, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
Other Rights We Reserve
You should be aware that we may do any of the following:
■
withdraw or suspend the offering of shares at any time
■
withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding
■
reject a new account application if you don’t provide any required or requested identifying information, or for any other reason
■
refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law
■
close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or CDSC); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability
■
pay you for shares you sell by “ redeeming in kind, ” that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less
■
change, add or withdraw various services, fees and account policies (for example, we may adjust a fund’s investment minimums at any time)
Understanding Distributions and Taxes
Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) Each fund may not always pay a dividend or other distribution for a given period.
Income dividends are declared daily and paid monthly. Short-term and long-term capital gains are distributed in November or December. Each fund may distribute at other times as needed.
Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.
Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.
You can choose how to receive your dividends and other distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will generally be
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Investing in the Funds

long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.
Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described below.
Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:
■
a portion of a fund’s dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds;
■
because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits; and
■
capital gains distributions may be taxable.
The federal income tax status of a fund’s earnings you receive and transactions involving your shares generally depends on their type:
Generally taxed at net capital gain rates:	Generally taxed at ordinary income rates:
Fund distributions
■ gains from the sale of securi- ties held (or treated as held) by a fund for more than one year ■ qualified dividend income	■ gains from the sale of securi- ties held (or treated as held) by a fund for one year or less ■ all other taxable income (except for tax-exempt interest income)
Transactions involving fund shares
■ gains from selling fund shares held for more than one year	■ gains from selling fund shares held for one year or less

Any direct investments in foreign securities by a fund may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.
Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Each fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
Distributions to individuals and other non-corporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply. The fund does not expect to make distributions that constitute qualified dividend income.
Your fund will send you detailed federal income tax information early each year. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.
A 3.8% Medicare contribution tax is imposed on the “ net investment income ” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by a fund, and net gains recognized on the sale, redemption or exchange of shares of a fund.
If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after a fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.
If a fund’s distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.
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Investing in the Funds

Corporations are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.
Each fund does not expect to make distributions eligible for the corporate dividends received deduction.
Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.
The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in a fund. For more information, see “ Taxes ” in the Statement of Additional Information.
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Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report (see “ Shareholder reports ” on the back cover). Financial highlights for Institutional Class shares are not presented because Institutional Class shares had not commenced operations prior to the date of this prospectus.
DWS California Tax-Free Income Fund — Class A
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 7.77	$ 7.41	$ 7.62	$ 7.87	$ 7.65
Income (loss) from investment operations:
Net investment income [a]	.21	.22	.22	.24	.27
Net realized and unrealized gain (loss)	(.15)	.36	(.21)	(.25)	.22
Total from investment operations	.06	.58	.01	(.01)	.49
Less distributions from:
Net investment income	(.21)	(.22)	(.22)	(.24)	(.27)
Net realized gains	(.06)	(.00)*	(.00)*	(.00)*	(.00)*
Total distributions	(.27)	(.22)	(.22)	(.24)	(.27)
Net asset value, end of period	$ 7.56	$ 7.77	$ 7.41	$ 7.62	$ 7.87
Total Return (%) [b,c]	.79	8.05	.12	(.05)	6.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	352	381	411	475	562
Ratio of expenses before expense reductions (including interest expense) (%)	.87	[d] .88	[d] .87	[d] .89	[d] .92
Ratio of expenses after expense reductions (including interest expense) (%)	.78	[d] .80	[d] .84	[d] .86	[d] .90
Ratio of expenses after expense reductions (excluding interest expense) (%)	.78	.79	.82	.83	.84
Ratio of net investment income (%)	2.76	3.01	2.91	3.18	3.53
Portfolio turnover rate (%)	57	48	39	49	21
a
Based on average shares outstanding during the period.
b
Total return does not reflect the effect of any sales charges.
c
Total return would have been lower had certain expenses not been reduced.
d
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	43	Financial Highlights

DWS California Tax-Free Income Fund — Class C
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 7.72	$ 7.37	$ 7.57	$ 7.81	$ 7.60
Income (loss) from investment operations:
Net investment income [a]	.15	.17	.16	.18	.21
Net realized and unrealized gain (loss)	(.15)	.35	(.20)	(.24)	.21
Total from investment operations	—	.52	(.04)	(.06)	.42
Less distributions from:
Net investment income	(.15)	(.17)	(.16)	(.18)	(.21)
Net realized gains	(.06)	(.00)*	(.00)*	(.00)*	(.00)*
Total distributions	(.21)	(.17)	(.16)	(.18)	(.21)
Net asset value, end of period	$ 7.51	$ 7.72	$ 7.37	$ 7.57	$ 7.81
Total Return (%) [b,c]	.02	7.13	(.51)	(.69)	5.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	26	34	43	52
Ratio of expenses before expense reductions (including interest expense) (%)	1.64	[d] 1.65	[d] 1.65	[d] 1.67	[d] 1.69
Ratio of expenses after expense reductions (including interest expense) (%)	1.53	[d] 1.55	[d] 1.59	[d] 1.61	[d] 1.65
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.53	1.54	1.57	1.58	1.59
Ratio of net investment income (%)	2.01	2.26	2.16	2.43	2.77
Portfolio turnover rate (%)	57	48	39	49	21
a
Based on average shares outstanding during the period.
b
Total return does not reflect the effect of any sales charges.
c
Total return would have been lower had certain expenses not been reduced.
d
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	44	Financial Highlights

DWS California Tax-Free Income Fund — Class S
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 7.75	$ 7.40	$ 7.60	$ 7.85	$ 7.63
Income (loss) from investment operations:
Net investment income [a]	.23	.24	.24	.26	.29
Net realized and unrealized gain (loss)	(.14)	.35	(.20)	(.25)	.22
Total from investment operations	.09	.59	.04	.01	.51
Less distributions from:
Net investment income	(.23)	(.24)	(.24)	(.26)	(.29)
Net realized gains	(.06)	(.00)*	(.00)*	(.00)*	(.00)*
Total distributions	(.29)	(.24)	(.24)	(.26)	(.29)
Net asset value, end of period	$ 7.55	$ 7.75	$ 7.40	$ 7.60	$ 7.85
Total Return (%) [b]	1.17	8.19	.50	.19	6.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	323	396	456	487	469
Ratio of expenses before expense reductions (including interest expense) (%)	.73	[c] .74	[c] .76	[c] .76	[c] .78
Ratio of expenses after expense reductions (including interest expense) (%)	.53	[c] .55	[c] .59	[c] .61	[c] .65
Ratio of expenses after expense reductions (excluding interest expense) (%)	.53	.54	.57	.58	.59
Ratio of net investment income (%)	3.01	3.26	3.16	3.42	3.77
Portfolio turnover rate (%)	57	48	39	49	21
a
Based on average shares outstanding during the period.
b
Total return would have been lower had certain expenses not been reduced.
c
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	45	Financial Highlights

DWS New York Tax-Free Income Fund — Class A
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 11.00	$ 10.43	$ 10.76	$ 11.11	$ 10.76
Income (loss) from investment operations:
Net investment income [a]	.28	.30	.30	.34	.38
Net realized and unrealized gain (loss)	(.14)	.57	(.32)	(.35)	.35
Total from investment operations	.14	.87	(.02)	(.01)	.73
Less distributions from:
Net investment income	(.28)	(.30)	(.30)	(.34)	(.38)
Net realized gains	—	(.00)*	(.01)	—	(.00)*
Total distributions	(.28)	(.30)	(.31)	(.34)	(.38)
Net asset value, end of period	$ 10.86	$ 11.00	$ 10.43	$ 10.76	$ 11.11
Total Return (%) [b,c]	1.31	8.46	(.16)	(.06)	6.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	111	114	129	141
Ratio of expenses before expense reductions (including interest expense) (%)	.92	[d] .98	[d] .94	[d] .96	[d] .96
Ratio of expenses after expense reductions (including interest expense) (%)	.80	[d] .88	[d] .90	[d] .88	[d] .88
Ratio of expenses after expense reductions (excluding interest expense) (%)	.80	.83	.86	.83	.83
Ratio of net investment income (%)	2.59	2.80	2.87	3.15	3.48
Portfolio turnover rate (%)	51	41	42	42	32
a
Based on average shares outstanding during the period.
b
Total return does not reflect the effect of any sales charges.
c
Total return would have been lower had certain expenses not been reduced.
d
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	46	Financial Highlights

DWS New York Tax-Free Income Fund — Class C
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 10.99	$ 10.43	$ 10.76	$ 11.11	$ 10.76
Income (loss) from investment operations:
Net investment income [a]	.20	.22	.22	.26	.30
Net realized and unrealized gain (loss)	(.14)	.56	(.32)	(.35)	.35
Total from investment operations	.06	.78	(.10)	(.09)	.65
Less distributions from:
Net investment income	(.20)	(.22)	(.22)	(.26)	(.30)
Net realized gains	—	(.00)*	(.01)	—	(.00)*
Total distributions	(.20)	(.22)	(.23)	(.26)	(.30)
Net asset value, end of period	$ 10.85	$ 10.99	$ 10.43	$ 10.76	$ 11.11
Total Return (%) [b,c]	.55	7.55	(.91)	(.81)	6.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	11	14	19	22
Ratio of expenses before expense reductions (including interest expense) (%)	1.72	[d] 1.78	[d] 1.75	[d] 1.75	[d] 1.76
Ratio of expenses after expense reductions (including interest expense) (%)	1.55	[d] 1.63	[d] 1.65	[d] 1.63	[d] 1.63
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.58	1.61	1.58	1.58
Ratio of net investment income (%)	1.85	2.06	2.12	2.40	2.73
Portfolio turnover rate (%)	51	41	42	42	32
a
Based on average shares outstanding during the period.
b
Total return does not reflect the effect of any sales charges.
c
Total return would have been lower had certain expenses not been reduced.
d
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	47	Financial Highlights

DWS New York Tax-Free Income Fund — Class S
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 10.99	$ 10.43	$ 10.76	$ 11.11	$ 10.76
Income (loss) from investment operations:
Net investment income [a]	.31	.32	.33	.36	.41
Net realized and unrealized gain (loss)	(.14)	.56	(.32)	(.35)	.35
Total from investment operations	.17	.88	.01	.01	.76
Less distributions from:
Net investment income	(.31)	(.32)	(.33)	(.36)	(.41)
Net realized gains	—	(.00)*	(.01)	—	(.00)*
Total distributions	(.31)	(.32)	(.34)	(.36)	(.41)
Net asset value, end of period	$ 10.85	$ 10.99	$ 10.43	$ 10.76	$ 11.11
Total Return (%) [b]	1.56	8.63	.09	.19	7.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	163	173	225	246	217
Ratio of expenses before expense reductions (including interest expense) (%)	.75	[c] .81	[c] .82	[c] .80	[c] .79
Ratio of expenses after expense reductions (including interest expense) (%)	.55	[c] .63	[c] .65	[c] .63	[c] .63
Ratio of expenses after expense reductions (excluding interest expense) (%)	.55	.59	.61	.58	.58
Ratio of net investment income (%)	2.84	3.06	3.12	3.39	3.73
Portfolio turnover rate (%)	51	41	42	42	32
a
Based on average shares outstanding during the period.
b
Total return would have been lower had certain expenses not been reduced.
c
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	48	Financial Highlights

Appendix A
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge, if any, which may be payable upon redemption. If contingent deferred sales charges were shown, the “ Hypothetical Year-End Balance After Fees and Expenses ” amounts shown would be lower and the “ Annual Fees and Expenses ” amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.
DWS California Tax-Free Income Fund — Class A
	Maximum Sales Charge: 2.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.79%	1.34%	$ 10,134.42	$ 353.44
2	10.25%	0.87%	5.53%	$ 10,552.97	$ 89.99
3	15.76%	0.87%	9.89%	$ 10,988.81	$ 93.71
4	21.55%	0.87%	14.43%	$ 11,442.65	$ 97.58
5	27.63%	0.87%	19.15%	$ 11,915.23	$ 101.61
6	34.01%	0.87%	24.07%	$ 12,407.33	$ 105.80
7	40.71%	0.87%	29.20%	$ 12,919.75	$ 110.17
8	47.75%	0.87%	34.53%	$ 13,453.34	$ 114.72
9	55.13%	0.87%	40.09%	$ 14,008.96	$ 119.46
10	62.89%	0.87%	45.88%	$ 14,587.53	$ 124.39
Total					$ 1,310.87
Prospectus December 1, 2020	49	Appendix A

DWS California Tax-Free Income Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.54%	3.46%	$ 10,346.00	$ 156.66
2	10.25%	1.64%	6.94%	$ 10,693.63	$ 172.52
3	15.76%	1.64%	10.53%	$ 11,052.93	$ 178.32
4	21.55%	1.64%	14.24%	$ 11,424.31	$ 184.31
5	27.63%	1.64%	18.08%	$ 11,808.17	$ 190.51
6	34.01%	1.64%	22.05%	$ 12,204.92	$ 196.91
7	40.71%	1.64%	26.15%	$ 12,615.01	$ 203.52
8	47.75%	1.64%	30.39%	$ 13,038.87	$ 210.36
9	55.13%	1.64%	34.77%	$ 13,476.98	$ 217.43
10	62.89%	1.64%	39.30%	$ 13,929.80	$ 224.74
Total					$ 1,935.28
DWS California Tax-Free Income Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.54%	4.46%	$ 10,446.00	$ 55.20
2	10.25%	0.67%	8.98%	$ 10,898.31	$ 71.50
3	15.76%	0.67%	13.70%	$ 11,370.21	$ 74.60
4	21.55%	0.67%	18.63%	$ 11,862.54	$ 77.83
5	27.63%	0.67%	23.76%	$ 12,376.19	$ 81.20
6	34.01%	0.67%	29.12%	$ 12,912.08	$ 84.72
7	40.71%	0.67%	34.71%	$ 13,471.17	$ 88.38
8	47.75%	0.67%	40.54%	$ 14,054.47	$ 92.21
9	55.13%	0.67%	46.63%	$ 14,663.03	$ 96.20
10	62.89%	0.67%	52.98%	$ 15,297.94	$ 100.37
Total					$ 822.21
Prospectus December 1, 2020	50	Appendix A

DWS California Tax-Free Income Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.54%	4.46%	$ 10,446.00	$ 55.20
2	10.25%	0.73%	8.92%	$ 10,892.04	$ 77.88
3	15.76%	0.73%	13.57%	$ 11,357.13	$ 81.21
4	21.55%	0.73%	18.42%	$ 11,842.08	$ 84.68
5	27.63%	0.73%	23.48%	$ 12,347.74	$ 88.29
6	34.01%	0.73%	28.75%	$ 12,874.99	$ 92.06
7	40.71%	0.73%	34.25%	$ 13,424.75	$ 95.99
8	47.75%	0.73%	39.98%	$ 13,997.99	$ 100.09
9	55.13%	0.73%	45.96%	$ 14,595.70	$ 104.37
10	62.89%	0.73%	52.19%	$ 15,218.94	$ 108.82
Total					$ 888.59
DWS New York Tax-Free Income Fund — Class A
	Maximum Sales Charge: 2.75%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.78%	1.35%	$ 10,135.40	$ 352.46
2	10.25%	0.92%	5.49%	$ 10,548.92	$ 95.15
3	15.76%	0.92%	9.79%	$ 10,979.32	$ 99.03
4	21.55%	0.92%	14.27%	$ 11,427.27	$ 103.07
5	27.63%	0.92%	18.94%	$ 11,893.50	$ 107.28
6	34.01%	0.92%	23.79%	$ 12,378.76	$ 111.65
7	40.71%	0.92%	28.84%	$ 12,883.81	$ 116.21
8	47.75%	0.92%	34.09%	$ 13,409.47	$ 120.95
9	55.13%	0.92%	39.57%	$ 13,956.58	$ 125.88
10	62.89%	0.92%	45.26%	$ 14,526.01	$ 131.02
Total					$ 1,362.70
Prospectus December 1, 2020	51	Appendix A

DWS New York Tax-Free Income Fund — Class C
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	1.53%	3.47%	$ 10,347.00	$ 155.65
2	10.25%	1.72%	6.86%	$ 10,686.38	$ 180.89
3	15.76%	1.72%	10.37%	$ 11,036.89	$ 186.82
4	21.55%	1.72%	13.99%	$ 11,398.91	$ 192.95
5	27.63%	1.72%	17.73%	$ 11,772.79	$ 199.28
6	34.01%	1.72%	21.59%	$ 12,158.94	$ 205.81
7	40.71%	1.72%	25.58%	$ 12,557.75	$ 212.56
8	47.75%	1.72%	29.70%	$ 12,969.64	$ 219.54
9	55.13%	1.72%	33.95%	$ 13,395.05	$ 226.74
10	62.89%	1.72%	38.34%	$ 13,834.41	$ 234.17
Total					$ 2,014.41
DWS New York Tax-Free Income Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.53%	4.47%	$ 10,447.00	$ 54.18
2	10.25%	0.73%	8.93%	$ 10,893.09	$ 77.89
3	15.76%	0.73%	13.58%	$ 11,358.22	$ 81.22
4	21.55%	0.73%	18.43%	$ 11,843.22	$ 84.69
5	27.63%	0.73%	23.49%	$ 12,348.92	$ 88.30
6	34.01%	0.73%	28.76%	$ 12,876.22	$ 92.07
7	40.71%	0.73%	34.26%	$ 13,426.04	$ 96.00
8	47.75%	0.73%	39.99%	$ 13,999.33	$ 100.10
9	55.13%	0.73%	45.97%	$ 14,597.10	$ 104.38
10	62.89%	0.73%	52.20%	$ 15,220.40	$ 108.83
Total					$ 887.66
Prospectus December 1, 2020	52	Appendix A

DWS New York Tax-Free Income Fund — Class S
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.53%	4.47%	$ 10,447.00	$ 54.18
2	10.25%	0.75%	8.91%	$ 10,891.00	$ 80.02
3	15.76%	0.75%	13.54%	$ 11,353.86	$ 83.42
4	21.55%	0.75%	18.36%	$ 11,836.40	$ 86.96
5	27.63%	0.75%	23.39%	$ 12,339.45	$ 90.66
6	34.01%	0.75%	28.64%	$ 12,863.88	$ 94.51
7	40.71%	0.75%	34.11%	$ 13,410.59	$ 98.53
8	47.75%	0.75%	39.81%	$ 13,980.54	$ 102.72
9	55.13%	0.75%	45.75%	$ 14,574.72	$ 107.08
10	62.89%	0.75%	51.94%	$ 15,194.14	$ 111.63
Total					$ 909.71
Additional Index Information
DWS California Tax-Free Income Fund
The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
DWS New York Tax-Free Income Fund
The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Prospectus December 1, 2020	53	Appendix A

Appendix B
Sales Charge Waivers and Discounts Available Through Intermediaries
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ( “ CDSC ” ) waivers. In all instances, it is the shareholder’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.
The financial intermediary sales charge waivers, discounts, policies or procedures disclosed in this Appendix may vary from those disclosed elsewhere in the fund’s prospectus or SAI and are subject to change. This Appendix will be updated based on information provided by the financial intermediaries. Neither the fund, the Advisor nor the Distributor supervises the implementation of financial intermediary sales charge waivers, discounts, policies or procedures nor do they verify the intermediaries’ administration of such waivers, discounts, policies or procedures.
Merrill Lynch Class A and C Sales Charge Waivers and Discounts
Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
■
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).
■
Shares purchased through a Merrill Lynch affiliated investment advisory program.
■
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
■
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.
■
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
■
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.
■
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
■
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement.
CDSC Waivers on Class A and C Shares Available at Merrill Lynch
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Prospectus December 1, 2020	54	Appendix B

■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
■
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.
■
Shares acquired through a right of reinstatement.
■
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only).
■
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers.
Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints as described in this prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).
Class A Waivers Applicable to Purchase Through LPL Financial
For those accounts where LPL Financial is listed as the broker dealer, the Class A sales charge waivers listed under “ Class A NAV Sales ” in the “ Choosing a Share Class ” sub-section of the “ Investing in the Funds ” section of the prospectus apply, except that the Class A sales charge waiver number (12) (relating to purchases of Class A shares by employer-sponsored retirement plans) is replaced with the following waiver:
Class A shares may be purchased without a sales charge by group retirement plans, which are employer-sponsored retirement plans, deferred compensation plans, employee benefit plans (including health savings accounts) and trusts used to fund those plans.
To satisfy eligibility requirements, the plan must be a group retirement plan (more than one participant), the shares cannot be held in a commission-based brokerage account at LPL Financial, and
■
the shares must be held at a plan level or
■
the shares must be held through an omnibus account of a retirement plan record-keeper.
Group retirement plans include group employer-sponsored 401(k) plans, employer-sponsored 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans, and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans do not qualify under this waiver.
LPL Financial is responsible for the implementation of this waiver on its platform.
Ameriprise Financial Class A Front-End Sales Charge Waivers
The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:
Effective June 1, 2018, shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible for the following Class A front-end sales charge waivers only, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI:
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
■
Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).
■
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
Prospectus December 1, 2020	55	Appendix B

■
Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a class level waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a class level waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
■
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
■
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
Morgan Stanley Wealth Management Class A Front-End Sales Charge Waivers
Effective July 1, 2018, fund shares purchased through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from, and may be more limited than, those disclosed elsewhere in this fund’s prospectus or SAI.
■
Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares purchased by Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
■
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
■
Shares purchased through a Morgan Stanley self-directed brokerage account.
■
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Each Entity’s Affiliates ( “ Raymond James ” )
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in each fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at Raymond James
■
Shares purchased in an investment advisory program.
■
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
■
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
■
A shareholder in the fund’s Class C shares will have their shares converted by Raymond James at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
Prospectus December 1, 2020	56	Appendix B

CDSC Waivers on Class A and C Shares Available at Raymond James
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
■
Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
■
Breakpoints as described in this prospectus.
■
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC ( “ Janney ” ) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ( “ CDSC ” ), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within ninety (90) days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
■
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
■
Shares acquired through a right of reinstatement.
■
Class C shares that are no longer subject to a contingent deferred sales charge and are converted by Janney at net asset value to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and C shares available at Janney
■
Shares sold upon the death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■
Shares purchased in connection with a return of excess contributions from an IRA account.
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Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.
■
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
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Shares acquired through a right of reinstatement.
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Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
■
Breakpoints as described in the fund’s prospectus.
■
Rights of accumulation ( “ ROA ” ), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
Prospectus December 1, 2020	57	Appendix B

*Also referred to as an “ initial sales charge. ”
EDWARD D. JONES & CO., L.P. ( “ EDWARD JONES ” ) – REDUCTIONS IN SALES CHARGES, SALES CHARGE WAIVERS, AND OTHER IMPORTANT POLICIES
Effective on or about May 11, 2020, clients of Edward Jones (also referred to as “ shareholders ” ) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of DWS Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance.
Front-end Sales Charge Discounts on Class A Shares Available at Edward Jones: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints
■
Breakpoints as described in the prospectus.
Rights of Accumulation (ROA)
■
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of DWS Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ( “ pricing groups ” ). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.
■
ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (LOI)
■
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
Front-end Sales Charge Waivers on Class A Shares Available at Edward Jones
Class A front-end sales charges are waived for the following shareholders and in the following situations:
■
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.
■
Shares purchased in an Edward Jones fee-based program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
■
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: (i) the proceeds are from the sale of shares within 60 days of the purchase; and (ii) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
■
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
■
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier by and at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers on Class A and C Shares Available at Edward Jones
If the shareholder purchases Class A or Class C shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
■
The death or disability of the shareholder.
■
Systematic withdrawals with up to 10% per year of the account value.
Prospectus December 1, 2020	58	Appendix B

■
Return of excess contributions from an Individual Retirement Account (IRA).
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches the qualified age based on applicable IRA regulations.
■
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
■
Shares exchanged in an Edward Jones fee-based program.
■
Shares acquired through NAV reinstatement.
Other Important Policy Information
Minimum Purchase Amounts for Class A and Class C Shares
■
$250 initial purchase minimum
■
$50 subsequent purchase minimum
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
■
A fee-based account held on an Edward Jones platform.
■
A 529 account held on an Edward Jones platform.
■
An account with an active systematic investment plan or letter of intent (LOI).
Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.
OPPENHEIMER & CO. INC. CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS
Effective on or about June 1, 2020, shareholders purchasing fund shares through an Oppenheimer & Co. Inc. ( “ OPCO ” ) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge ( “ CDSC ” ) waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares Available at OPCO
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.
■
Shares purchased by or through a 529 Plan.
■
Shares purchased through an OPCO affiliated investment advisory program.
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
■
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
■
A shareholder in the fund’s Class C shares will have their shares converted by OPCO at net asset value to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.
■
Employees and registered representatives of OPCO or its affiliates and their family members.
■
Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.
CDSC Waivers on Class A and C Shares Available at OPCO
■
Death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.
■
Return of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.
■
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.
■
Shares acquired through a right of reinstatement.
Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■
Breakpoints as described in this prospectus.
Prospectus December 1, 2020	59	Appendix B

■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent as described in this prospectus.
ROBERT W. BAIRD & CO. INC. – CLASS A AND C SALES CHARGE WAIVERS AND DISCOUNTS
Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. Inc. ( “ Baird ” ) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
■
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund.
■
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird.
■
Shares purchased from the proceeds of redemptions from another fund in the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).
■
Shareholders in a fund’s Class C Shares will have their shares converted by Baird at net asset value to Class A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.
■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on Class A and C Shares Available at Baird
■
Shares sold due to death or disability of the shareholder.
■
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
■
Shares bought due to returns of excess contributions from an IRA Account.
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.
■
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.
■
Shares acquired through a right of reinstatement.
Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulations and/or Letters of Intent
■
Breakpoints as described in the fund’s prospectus.
■
Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
■
Letters of Intent (LOI), which allow for breakpoint discounts based on anticipated purchases through Baird within a fund family, over a 13-month period of time.
Waivers Specific to Stifel, Nicolaus & Company, Incorporated ( “ Stifel ” )
Effective September 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
■
Class C shares that have been held for more than seven (7) years will be converted by Stifel at net asset value to Class A shares of the same fund pursuant to Stifel’s policies and procedures.
All other sales charge waivers and reductions described elsewhere in the fund’s prospectus or SAI still apply.
Prospectus December 1, 2020	60	Appendix B

To Get More Information
Shareholder reports. Additional information about a fund’s investments is available in a fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about a fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call the telephone number provided.
Contact Information
DWS	PO Box 219151 Kansas City, MO 64121-9151 dws.com
Shareholders: (800) 728-3337 Investment professionals: (800) 621-5027
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS State Tax-Free Income Series DWS California Tax-Free Income Fund 811-03657 Deutsche DWS State Tax-Free Income Series DWS New York Tax-Free Income Fund 811-03657

(12/01/20) DSTFCANY-1

Prospectus
December 1, 2020

DWS California Tax-Free Income Fund
CLASS/TICKER	T	KCTTX

DWS New York Tax-Free Income Fund
CLASS/TICKER	T	KNTTX
    (Class T shares are not available for purchase)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of each fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on each fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with a fund.
As with all mutual funds, the SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS California Tax-Free Income Fund

Investment Objective
The fund seeks a high level of current income that is exempt from California state and federal income taxes.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial representative and in the Investing in the Funds section (p. 25) and in Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a % of the value of your investment)

Management fee	0.43
Distribution/service (12b-1) fees	0.25
Other expenses [1]	0.30
Total annual fund operating expenses	0.98
Fee waiver/expense reimbursement	0.19
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.79
1 ”Other expenses “ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.79% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 329	$ 536	$ 760	$ 1,404
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 57% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
Prospectus December 1, 2020	1	DWS California Tax-Free Income Fund

The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and California state income tax.
Normally, at least 80% of the fund's municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (TOB Trust). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (TOB Floaters), which are sold to third party investors, and residual inverse floating rate interests (TOB Inverse Floater Residual Interests), which are generally held by the fund.
The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures
Prospectus  December 1, 2020
2
DWS California Tax-Free Income Fund

which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – California municipal securities. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund’s performance.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular
Prospectus  December 1, 2020
3
DWS California Tax-Free Income Fund

class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may
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DWS California Tax-Free Income Fund

emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T. Class S shares are offered in a separate prospectus. The Class Inception date is the date that Class T shares became effective with the SEC.
CALENDAR YEAR TOTAL RETURNS (%) (Class T)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	5.45%	June 30, 2011
Worst Quarter	-5.42%	December 31, 2010
Year-to-Date	0.97%	September 30, 2020
Average Annual Total Returns(For periods ended 12/31/2019 expressed as a %)
After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class T before tax	3/31/2017	4.75	2.44	4.15
After tax on distribu- tions		1.74	1.28	3.02
After tax on distribu- tions and sale of fund shares		0.43	1.43	2.94
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		7.54	3.53	4.34
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for
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DWS California Tax-Free Income Fund

assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Tax Information
The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
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DWS California Tax-Free Income Fund

DWS New York Tax-Free Income Fund

Investment Objective
The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you invest at least $250,000 in Class T shares in the fund. More information about these discounts is available from your financial representative and in the Investing in the Funds section (p. 25) and in Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-15).
SHAREHOLDER FEES (paid directly from your investment)
Maximum sales charge (load) imposed on purchases, as % of offering price	2.50
ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a % of the value of your investment)

Management fee	0.45
Distribution/service (12b-1) fees	0.25
Other expenses [1]	0.34
Total annual fund operating expenses	1.04
Fee waiver/expense reimbursement	0.26
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.78
1 ”Other expenses “ for Class T are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.78% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 328	$ 547	$ 785	$ 1,466
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 51% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City
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personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and New York state income tax.
Normally, at least 80% of the fund’s municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (TOB Trust). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (TOB Floaters), which are sold to third party investors, and residual inverse floating rate interests (TOB Inverse Floater Residual Interests), which are generally held by the fund.
The fund may also use other types of derivatives (a contract whose value is based on, for example, indices, currencies or securities) (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
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DWS New York Tax-Free Income Fund

Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – New York municipal securities. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
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DWS New York Tax-Free Income Fund

Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises)
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DWS New York Tax-Free Income Fund

that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Class T had not commenced investment operations as of the date of this prospectus. The performance figures for Class T shares are based on the historical performance of the fund’s Class S shares adjusted to reflect the higher expenses and applicable sales charges of Class T. Class S shares are offered in a separate prospectus. The Class Inception date is the date that Class T shares became effective with the SEC.
CALENDAR YEAR TOTAL RETURNS (%) (Class T)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	3.87%	June 30, 2011
Worst Quarter	-4.51%	December 31, 2010
Year-to-Date	1.47%	September 30, 2020
Average Annual Total Returns(For periods ended 12/31/2019 expressed as a %)
After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class T before tax	3/31/2017	4.50	2.48	3.55
After tax on distribu- tions		1.79	1.25	2.62
After tax on distribu- tions and sale of fund shares		0.17	1.34	2.61
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		7.54	3.53	4.34
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for
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DWS New York Tax-Free Income Fund

assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Tax Information
The fund's distributions are generally exempt from regular federal and state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
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DWS New York Tax-Free Income Fund

Fund Details
Additional Information About Fund Strategies and Risks
DWS California Tax-Free Income Fund
Investment Objective
The fund seeks a high level of current income that is exempt from California state and federal income taxes.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). Municipal securities may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and California state income tax.
Normally, at least 80% of the fund's municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard
& Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “ TOB Trust ” ). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ( “ TOB Floaters ” ), which are sold to third party investors, and residual inverse floating rate interests ( “ TOB Inverse Floater Residual Interests ” ), which are generally held by the fund.
Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund’s duration.
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The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – California municipal securities. Because the fund focuses its investments in California municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting California. For example, the State of California relies heavily on income tax revenues and these revenues are likely to drop during economic downturns, but covering any shortfall by increasing taxes could be difficult due to California law restricting the imposition of new taxes. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruption caused by natural disasters, a fiscal crisis brought on by a national or regional economic downturn, and costs of maintaining certain government programs. California could also face severe fiscal difficulties, for example, from an economic downturn, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
Any deterioration of California’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of potential issuer default, and could also heighten the risk that the prices of California municipal securities will experience greater volatility.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all California municipal securities and adversely impact the fund’s performance.
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Factors contributing to the economic stress on the state and its municipalities may include the costs associated with combatting the COVID-19 pandemic, lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and lower revenues generated by projects and facilities backing revenue bonds due to closures, curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.
Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools
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and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be
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corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
DWS New York Tax-Free Income Fund
Investment Objective
The fund seeks a high level of current income that is exempt from New York State and New York City personal income taxes and federal income taxes.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York State personal income tax. In addition, the fund invests at least 65% of net assets in municipal securities and other securities that are exempt from New York City personal income taxes. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities of all maturities. These may include revenue bonds (which are backed by revenue from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, municipal lease obligations and investments representing an interest in these. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and New York state income tax.
Normally, at least 80% of the fund’s municipal securities are rated in the four highest credit rating categories or, if unrated, determined by the Advisor to be of similar quality. Up to 20% of the fund's municipal securities may be high yield bonds (commonly referred to as junk bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
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If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management may use tender option bond transactions to seek to enhance potential gains. Portfolio management may leverage assets of the fund through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “ TOB Trust ” ). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ( “ TOB Floaters ” ), which are sold to third party investors, and residual inverse floating rate interests ( “ TOB Inverse Floater Residual Interests ” ), which are generally held by the fund.
Portfolio management generally may use interest rate swaps and treasury futures, which are types of derivatives (a contract whose value is based on, for example, indices, currencies or securities), to hedge interest rate risk by reducing the fund’s duration.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
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For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – New York municipal securities. Because the fund focuses its investments in New York municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting both New York City and New York State. For example, a downturn in the financial industry could bring on a fiscal crisis in New York City, or a national or regional economic downturn could bring on such a crisis in New York State. Examples of other factors that may affect fund performance include, but are not limited to, the costs and disruptions caused by national disasters, increased costs for domestic security and reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair an issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund.
A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all New York municipal securities and hurt the fund’s performance.
Factors contributing to the economic stress on the state and its municipalities may include the costs associated with combatting the COVID-19 pandemic, lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and lower revenues generated by projects and facilities backing revenue bonds due to closures, curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.
Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
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Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt
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obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or
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the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Other Policies and Risks
While the previous pages describe the main points of each fund’s strategy and risks, there are a few other matters to know about:
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Although major changes tend to be infrequent, each fund’s Board could change a fund's investment objective without seeking shareholder approval. However, each fund's policy of investing at least 80% of net assets, determined at the time of purchase, in municipal securities exempt from regular federal income tax and state income tax of the named state cannot be changed without shareholder approval.
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When, in the Advisor's opinion, (1) it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions   or (2) an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of each fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent a fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
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Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit a fund.
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From time to time, a fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on a fund.
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Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
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Shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact a fund’s liquidity, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect a fund’s performance. These transactions could also adversely impact a fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of a fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce a fund’s assets, which may result in an increase in a fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in each fund. If you want more information on each fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that a fund will achieve its investment objective.
A complete list of each fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com . The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which a fund files its Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date as of which the posted information is current. Each fund’s Statement of Additional Information includes a description of a fund’s policies and procedures with respect to the disclosure of a fund’s portfolio holdings.
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Who Manages and Oversees the Funds
The Investment Advisor
DWS Investment Management Americas, Inc. ( “ DIMA ” or the “ Advisor ” ), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA ( “ DWS Group ” ), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. ( “ DDI ” or the “ Distributor ” ). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets.
Fund Name	Fee Paid
DWS California Tax-Free Income Fund	0.39% *
DWS New York Tax-Free Income Fund	0.38% *
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
The following waivers are currently in effect:

For DWS California Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.79% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
For DWS New York Tax-Free Income Fund, the Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.78% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
A discussion regarding the basis for the Board's approval of each fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended August 31 and the semi-annual period ended February 28 (see “ Shareholder reports ” on the back cover).
Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor a fee of 0.097% of the fund’s average daily net assets for providing most of each fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “ Other expenses. ”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to a fund and to recommend the hiring, termination and replacement of subadvisors. Each fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of a fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of a fund’s Board but without obtaining shareholder approval ( “ multi-manager structure ” ). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ( “ nonaffiliated subadvisors ” ), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor ( “ wholly-owned subadvisors ” ). Pursuant to the SEC order, the Advisor, with the approval of a fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate a fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). Each fund
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and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, each fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of each fund have approved the multi-manager structure described herein.
Management
DWS California Tax-Free Income Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
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Joined DWS in 1986.
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Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
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BA, Duke University.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2010.
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Joined DWS in 1999.
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BS, Bryant College; MBA, Suffolk University.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
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Joined DWS in 1989.
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BS, Pennsylvania State University; MS, Boston College.
DWS New York Tax-Free Income Fund
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 1999.
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Joined DWS in 1986.
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Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
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BA, Duke University.
Matthew J. Caggiano, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2004.
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Joined DWS in 1989.
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BS, Pennsylvania State University; MS, Boston College.
Peter Aloisi, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 2010 with five years of industry experience; previously, served as an Associate at Banc of America Securities.
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BA and MBA, Boston College.
Each fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Funds
Each fund offers multiple classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different fees and expenses. This prospectus relates solely to the Class T shares of each fund. Class T shares are intended for investors seeking the advice and assistance of a financial representative, who will typically receive compensation for those services.
The following pages tell you how to invest in a fund and what to expect as a shareholder. The sales charge on purchases of Class T shares is paid to DDI, who will distribute all of the sales charge to your financial representative. In certain instances described below a sales charge may be waived by DDI.
You can find out more about the topics covered here by speaking with your financial representative or other investment provider. Your financial representative or other investment provider may have its own policies or instructions, which you should follow.
For an analysis of the fees associated with an investment in a fund or similar funds, please refer to tools.finra.org/fund_analyzer/ (this Web site does not form a part of this prospectus).
Class T Shares
Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions where Class T shares have been issued.
Class T shares may make sense for long-term investors. Exchanges from Class T shares of a fund are not permitted to any other class of the fund or any other DWS funds.
Class T shares are available only to investors through certain third party financial intermediaries. Not all financial intermediaries make Class T shares available to their clients. Consult a representative of your financial intermediary about the availability of Class T shares of each fund and the intermediary’s policies, procedures, and other information.
Class T shares have a 12b-1 plan, under which a distribution fee and/or shareholder servicing fee of 0.25% is deducted from class assets each year. Because the 12b-1 fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
Class T shares of each fund and all DWS funds that offer Class T shares have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price [1,2,3]	Front-end sales charge as a % of your net investment [2]
Under $250,000	2.50%	2.56%
$250,000–$499,999	2.00	2.04
$500,000–$999,999	1.50	1.52
$1 million or more	1.00	1.01
1
The “ offering price ” , the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
2
Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
3
Subsequent purchases cannot be aggregated with prior purchases to qualify for a reduced sales charge.
Information about sales charge discounts is available free of charge. Please visit dws.com, refer to the section entitled “ Purchase and Redemption of Shares ” in each fund’s Statement of Additional Information or consult with your financial representative.
There are generally no sales charge waivers for Class T share purchases. However, the sales charge will be waived if you are reinvesting dividends or distributions.
Purchases of Class T shares are not subject to any sales charge reduction features such as Letters of Intent, Cumulative Discounts, Combined Purchases or a Large Order NAV Purchase Privilege, if applicable, and a sales charge will be assessed on each separate Class T share purchase in any DWS fund. Therefore, depending on the number and amount of purchases in Class T shares, you could end up paying more in sales charges on Class T shares than you would for similar purchases of another share class.
Class T shares are not subject to a deferred sales charge.
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How to Buy and Sell Class T Shares
Through a Financial Representative
Class T shares are not available for purchase. In the event that Class T shares become available for purchase, contact your financial representative to obtain a new account application or for instructions about how to set up a new account. Your financial representative can also assist with making additional investments into an existing account as well as redemptions on your account.
Please note that your account cannot be opened until we receive a completed account application.
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
T	1,000	500	1,000	500
For participants in all group retirement plans there is no minimum initial investment and no minimum additional investment for Class T. The minimum additional investment in all other instances is $50.
Financial Intermediary Support Payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ( “ financial representatives ” ) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ( “ revenue sharing ” ). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of each fund, any recordkeeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing a fund with “ shelf space ” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “ supermarket ” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of each fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of each fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of each fund or of any particular share class of each fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “ Platform ” ). The level of revenue sharing payments is based upon sales of both the DWS funds and the
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non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Policies You Should Know About
Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial representative.
If you are investing through a financial representative or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial representatives or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial representative or other intermediary may charge fees separate from those charged by a fund and may be compensated by a fund.
Policies About Transactions
Each fund is open for business each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time. All transactions are processed at the share price next calculated after the order or instruction is received in “ good order. ” (See “ How each Fund Calculates Share Price. ” )
An order to buy or sell shares received in good order prior to the close of regular trading on the New York Stock Exchange, on a day each fund is open for business, will generally be effected at the share price calculated that day. An order received in good order after such time will generally be effected at the share price calculated on the next business day. A temporary intraday suspension or disruption of regular trading on the New York Stock Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which each fund calculates its share price on that day. In the event of an early close of regular trading on the New York Stock Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, each fund will calculate its share price as of the early close on that day. In such event, an order received in good order before the early close will generally be effected at the share price calculated that day and an order received in good order after the early close will generally be effected at the share price calculated on the next business day.
In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by each fund, we will provide you with written notification and we may reject your application and order.
Because orders placed through a financial representative must be forwarded to the transfer agent, you’ll need to allow extra time for your order to be processed. Your financial representative should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.
In the exercise of its sole discretion, each fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, each fund reserves the right to involuntarily redeem an account (i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to each fund. Each fund is not required to provide justification to a potential or existing shareholder for taking any such action. Please be advised that if a fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.
With certain limited exceptions, only US residents may invest in each fund.
Good order. We reserve the right to reject any order or instruction that is not in “ good order. ” Good order generally means that the order or instruction:
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Investing in the Funds

■
is complete and accurate (e.g., includes the account number, fund name, and amount of the transaction);
■
is provided by a person authorized to act for your account;
■
is accompanied by any required signatures, including signature guarantees or notarized signatures; and
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is accompanied by any required supporting documentation.
Good order requirements are established by the fund or the transfer agent, depend on the type of account or transaction, and may be changed or waived at any time. Contact DWS if you have any questions.
Sub-Minimum Balances for Class T. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments), or below $250 for retirement accounts. We will give you 60 days’ notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don’t apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).
Overnight delivery of DWS fund materials. You may request to receive a paper copy of any DWS fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of a fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have “ readily available market quotations. ” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., “ time zone arbitrage ” ). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “ roundtrip ” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund’s shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. Each fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder’s activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified funds-of-funds.
In certain circumstances where shareholders hold shares of a fund through a financial intermediary, a fund may rely upon the financial intermediary’s policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds’ policy, may permit certain transactions not permitted by the DWS funds’ policies, or prohibit transactions not subject to the DWS funds’ policies.
The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
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In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from “ time zone arbitrage ” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See “ How each Fund Calculates Share Price. ” )
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
Each fund’s market timing policies and procedures may be modified or terminated at any time.
The automated information line is available 24 hours a day by calling DWS at the telephone number on the back cover. You can use our automated telephone service to get information on DWS funds generally and on accounts held directly at DWS. You can also use this service to request share transactions.
Telephone and Internet transactions. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate telephone number on the back cover.
Transactions by telephone or over the Internet are not without risk. We recommend that you take steps to protect your account information and, when transacting over the Internet, that you use a secure Internet browser. As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests.
Responsibility for fraud. Each fund and its service providers, including DWS, shall not be liable for any loss incurred by reason of a fund accepting unauthorized transaction requests for your account if the fund reasonably believes the instructions to be genuine. In order to safeguard your account, you should keep all account information private and review all confirmation statements and other account-related communications as soon as you receive them. We will consider all transactions to be properly processed if discrepancies are not reported promptly. Contact us immediately if you suspect that someone has gained unauthorized access to your account. The DWS Account Security Program provides further information on how you can protect your account. Visit the Investor Resource Center at dws.com for more information.
Each fund does not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.
Each fund accepts payment for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. Each fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to DWS and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees each fund or its agents have incurred.
Signature Guarantee. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don’t need a signature guarantee. Also, generally you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.
A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.
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Investing in the Funds

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call DWS (see telephone number on the back cover) or contact your financial representative for more information.
Money from shares you sell is normally sent out within one business day of when your request is received in good order, regardless of the method of payment (e.g., check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.
Redemptions will generally be in the form of cash, though a fund reserves the right to redeem in kind (as described under “ Other Rights We Reserve ” ). Each fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. Each fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. Each fund may also utilize inter-fund lending, though such use is expected to be rare. Each fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of a fund’s portfolio may be comprised of less-liquid and/or illiquid investments, a fund may be more likely to pay redemption proceeds by giving you securities.
Each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see “ Other Rights We Reserve. ”
How each Fund Calculates Share Price
To calculate net asset value, or NAV, each fund uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class T shares it will be adjusted to allow for any applicable sales charge (see “ Investing in the Funds ” ). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent. To obtain a fund's most recent share price, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
Other Rights We Reserve
You should be aware that we may do any of the following:
■
withdraw or suspend the offering of shares at any time
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withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding
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reject a new account application if you don’t provide any required or requested identifying information, or for any other reason
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refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law
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close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability
■
pay you for shares you sell by “ redeeming in kind, ” that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less
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change, add or withdraw various services, fees and account policies (for example, we may adjust a fund’s investment minimums at any time)
Understanding Distributions and Taxes
Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (Each fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) Each fund may not always pay a dividend or other distribution for a given period.
Income dividends are declared daily and paid monthly. Short-term and long-term capital gains are distributed in November or December. Each fund may distribute at other times as needed.
Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.
Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes.
You can choose how to receive your dividends and other distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will generally be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.
Each fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described below.
Dividends from each fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:
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a portion of a fund’s dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds;
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because a fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in a fund may have on the federal taxation of your benefits; and
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capital gains distributions may be taxable.
The federal income tax status of a fund’s earnings you receive and transactions involving your shares generally depends on their type:
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Investing in the Funds

Generally taxed at net capital gain rates:	Generally taxed at ordinary income rates:
Fund distributions
■ gains from the sale of securi- ties held (or treated as held) by a fund for more than one year ■ qualified dividend income	■ gains from the sale of securi- ties held (or treated as held) by a fund for one year or less ■ all other taxable income (except for tax-exempt interest income)
Transactions involving fund shares
■ gains from selling fund shares held for more than one year	■ gains from selling fund shares held for one year or less

Any direct investments in foreign securities by a fund may be subject to foreign withholding taxes. In that case, a fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by a fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively affected.
Investments in certain debt obligations or other securities may cause a fund to recognize income in excess of the cash generated by them. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Each fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
Distributions to individuals and other non-corporate shareholders of investment income reported by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by a fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund’s shares for the lower tax rates to apply. The fund does not expect to make distributions that constitute qualified dividend income.
Your fund will send you detailed federal income tax information early each year. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.
A 3.8% Medicare contribution tax is imposed on the “ net investment income ” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by a fund, and net gains recognized on the sale, redemption or exchange of shares of a fund.
If you invest right before a fund pays a dividend, you’ll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after a fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.
If a fund’s distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.
Corporations are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.
Each fund does not expect to make distributions eligible for the corporate dividends received deduction.
Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.
The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in a fund. For more information, see “ Taxes ” in the Statement of Additional Information.
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Investing in the Funds

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information below is for the Class S shares; financial highlights for Class T shares are not presented because Class T shares had not commenced investment operations prior to the date of this prospectus. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in each fund’s annual report (see “ Shareholder reports ” on the back cover).
Prospectus December 1, 2020	33	Financial Highlights

DWS California Tax-Free Income Fund — Class S
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 7.75	$ 7.40	$ 7.60	$ 7.85	$ 7.63
Income (loss) from investment operations:
Net investment income [a]	.23	.24	.24	.26	.29
Net realized and unrealized gain (loss)	(.14)	.35	(.20)	(.25)	.22
Total from investment operations	.09	.59	.04	.01	.51
Less distributions from:
Net investment income	(.23)	(.24)	(.24)	(.26)	(.29)
Net realized gains	(.06)	(.00)*	(.00)*	(.00)*	(.00)*
Total distributions	(.29)	(.24)	(.24)	(.26)	(.29)
Net asset value, end of period	$ 7.55	$ 7.75	$ 7.40	$ 7.60	$ 7.85
Total Return (%) [b]	1.17	8.19	.50	.19	6.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	323	396	456	487	469
Ratio of expenses before expense reductions (including interest expense) (%)	.73	[c] .74	[c] .76	[c] .76	[c] .78
Ratio of expenses after expense reductions (including interest expense) (%)	.53	[c] .55	[c] .59	[c] .61	[c] .65
Ratio of expenses after expense reductions (excluding interest expense) (%)	.53	.54	.57	.58	.59
Ratio of net investment income (%)	3.01	3.26	3.16	3.42	3.77
Portfolio turnover rate (%)	57	48	39	49	21
a
Based on average shares outstanding during the period.
b
Total return would have been lower had certain expenses not been reduced.
c
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	34	Financial Highlights

DWS New York Tax-Free Income Fund — Class S
	Years Ended August 31,
	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 10.99	$ 10.43	$ 10.76	$ 11.11	$ 10.76
Income (loss) from investment operations:
Net investment income [a]	.31	.32	.33	.36	.41
Net realized and unrealized gain (loss)	(.14)	.56	(.32)	(.35)	.35
Total from investment operations	.17	.88	.01	.01	.76
Less distributions from:
Net investment income	(.31)	(.32)	(.33)	(.36)	(.41)
Net realized gains	—	(.00)*	(.01)	—	(.00)*
Total distributions	(.31)	(.32)	(.34)	(.36)	(.41)
Net asset value, end of period	$ 10.85	$ 10.99	$ 10.43	$ 10.76	$ 11.11
Total Return (%) [b]	1.56	8.63	.09	.19	7.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	163	173	225	246	217
Ratio of expenses before expense reductions (including interest expense) (%)	.75	[c] .81	[c] .82	[c] .80	[c] .79
Ratio of expenses after expense reductions (including interest expense) (%)	.55	[c] .63	[c] .65	[c] .63	[c] .63
Ratio of expenses after expense reductions (excluding interest expense) (%)	.55	.59	.61	.58	.58
Ratio of net investment income (%)	2.84	3.06	3.12	3.39	3.73
Portfolio turnover rate (%)	51	41	42	42	32
a
Based on average shares outstanding during the period.
b
Total return would have been lower had certain expenses not been reduced.
c
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Amount is less than $.005.
Prospectus December 1, 2020	35	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.
DWS California Tax-Free Income Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.79%	1.60%	$ 10,160.48	$ 328.65
2	10.25%	0.98%	5.69%	$ 10,568.93	$ 101.57
3	15.76%	0.98%	9.94%	$ 10,993.80	$ 105.66
4	21.55%	0.98%	14.36%	$ 11,435.75	$ 109.90
5	27.63%	0.98%	18.95%	$ 11,895.46	$ 114.32
6	34.01%	0.98%	23.74%	$ 12,373.66	$ 118.92
7	40.71%	0.98%	28.71%	$ 12,871.08	$ 123.70
8	47.75%	0.98%	33.89%	$ 13,388.50	$ 128.67
9	55.13%	0.98%	39.27%	$ 13,926.72	$ 133.84
10	62.89%	0.98%	44.87%	$ 14,486.57	$ 139.23
Total					$ 1,404.46
Prospectus December 1, 2020	36	Appendix

DWS New York Tax-Free Income Fund — Class T
	Maximum Sales Charge: 2.50%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.78%	1.61%	$ 10,161.45	$ 327.65
2	10.25%	1.04%	5.64%	$ 10,563.84	$ 107.77
3	15.76%	1.04%	9.82%	$ 10,982.17	$ 112.04
4	21.55%	1.04%	14.17%	$ 11,417.07	$ 116.48
5	27.63%	1.04%	18.69%	$ 11,869.18	$ 121.09
6	34.01%	1.04%	23.39%	$ 12,339.20	$ 125.88
7	40.71%	1.04%	28.28%	$ 12,827.83	$ 130.87
8	47.75%	1.04%	33.36%	$ 13,335.82	$ 136.05
9	55.13%	1.04%	38.64%	$ 13,863.91	$ 141.44
10	62.89%	1.04%	44.13%	$ 14,412.92	$ 147.04
Total					$ 1,466.31
Additional Index Information
DWS California Tax-Free Income Fund
The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
DWS New York Tax-Free Income Fund
The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Prospectus December 1, 2020	37	Appendix

To Get More Information
Shareholder reports. Additional information about a fund’s investments is available in a fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about a fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about a fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call the telephone number provided.
Contact Information
DWS	PO Box 219151 Kansas City, MO 64121-9151 dws.com
Shareholders: (800) 728-3337 Investment professionals: (800) 621-5027
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS State Tax-Free Income Series DWS California Tax-Free Income Fund 811-03657 Deutsche DWS State Tax-Free Income Series DWS New York Tax-Free Income Fund 811-03657

(12/01/20) DCATFDNYTFIF-T-1

Prospectus
December 1, 2020

DWS Massachusetts Tax-Free Fund
CLASS/TICKER	INST	DMAIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (SEC), paper copies of the fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the fund.
As with all mutual funds, the SEC does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

DWS Massachusetts Tax-Free Fund

Investment Objective
The fund seeks income that is exempt from Massachusetts personal and federal income taxes.
Fees and Expenses
These are the fees and expenses you may pay when you buy, hold and sell shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a % of the value of your investment)

Management fee	0.44
Distribution/service (12b-1) fees	None
Interest expense	0.04
Other expenses [1]	0.27
Total other expenses	0.31
Total annual fund operating expenses	0.75
Fee waiver/expense reimbursement	0.10
Total annual fund operating expenses after fee waiver/ expense reimbursement	0.65
1 “ Other expenses ” for Institutional Class are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.61% for Institutional Class. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$ 66	$ 230	$ 407	$ 921
PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, and can affect the fund's performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from regular federal and Massachusetts state income taxes. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and Massachusetts state income tax. The
Prospectus December 1, 2020	1	DWS Massachusetts Tax-Free Fund

fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities with no maturity restrictions. These may include, without limitation, revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, pre-refunded bonds, municipal lease obligations and investments representing an interest therein.
The fund normally invests at least 80% of total assets in municipal securities of the top four grades of credit quality or, if unrated, determined by the fund’s investment advisor to be of similar quality. The fund could invest up to 20% of total assets in high yield, below investment-grade bonds (commonly referred to as “junk” bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management generally may use interest rate swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to manage the duration of the investment portfolio (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes).
Portfolio management may also use tender option bond transactions to seek to enhance potential gains. The fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Inverse Floater Residual Interests”), which are generally held by the fund.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making
Prospectus  December 1, 2020
2
DWS Massachusetts Tax-Free Fund

timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – Massachusetts municipal securities. Because the fund focuses its investments in Massachusetts municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting Massachusetts. For example, industries significant to the state’s economy, such as the technology, biotech, financial services or healthcare industries could experience downturns or fail to develop as expected, hurting the local economy. Fluctuations in unemployment levels or in the state or national economy could result in decreased tax revenues, including decreases in personal income tax, corporate business tax, or sales and use tax revenues, and other sources of revenue. Massachusetts could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair the issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund. A default or credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all Massachusetts municipal securities and hurt the fund’s performance.
Over time, these issues may impair the ability of the state, municipalities, or other authorities to repay their obligations or to pay debt service on those obligations and could result in a downgrade of Massachusetts' credit rating or the ratings of authorities or political subdivisions of Massachusetts, which may negatively impact the value of bonds issued by those entities.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may
Prospectus  December 1, 2020
3
DWS Massachusetts Tax-Free Fund

result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
Prospectus  December 1, 2020
4
DWS Massachusetts Tax-Free Fund

could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Past Performance
How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index).Past performance may not indicate future results. All performance figures below assume that dividends and distributions were reinvested. For more recent performance figures, go to dws.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.
Institutional Class is a new class of shares and therefore does not have a full calendar year of performance available.In the bar chart and table below, the performance figures reflect the historical performance of Class S. Class
S shares are invested in the same portfolio of securities as Institutional Class and would have had similar performance. Performance would differ only to the extent that Institutional Class and Class S do not have the same fees and expenses. Class S commenced operations on May 28, 1987 and is offered in a separate prospectus.
CALENDAR YEAR TOTAL RETURNS (%) (Class S)
These year-by-year returns do not include sales charges, if any, and would be lower if they did. Returns for other classes were different and are not shown here.

	Returns	Period ending
Best Quarter	4.52%	June 30, 2011
Worst Quarter	-5.77%	December 31, 2010
Year-to-Date	2.74%	September 30, 2020
Average Annual Total Returns(For periods ended 12/31/2019 expressed as a %)
After-tax returns reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.
	Class Inception	1 Year	5 Years	10 Years
Class S before tax	5/28/1987	7.38	3.09	3.91
After tax on distribu- tions		7.37	3.06	3.89
After tax on distribu- tions and sale of fund shares		5.48	3.10	3.87
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		7.54	3.53	4.34
Management
Investment Advisor
DWS Investment Management Americas, Inc.
Portfolio Manager(s)
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Prospectus  December 1, 2020
5
DWS Massachusetts Tax-Free Fund

Purchase and Sale of Fund Shares
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
INST	1,000,000	N/A	N/A	N/A
In certain instances, the minimum initial investment may be waived for Institutional Class shares. Institutional Class shares have no additional investment minimum.
To Place Orders
Mail	All Requests	DWS PO Box 219151 Kansas City, MO 64121-9151
Expedited Mail		DWS 210 West 10th Street Kansas City, MO 64105-1614
Web Site		dws.com
Telephone		(800) 728-3337, M – F 8 a.m. – 7 p.m. ET
TDD Line		(800) 972-3006, M – F 8 a.m. – 7 p.m. ET

The fund is generally open on days when the New York Stock Exchange is open for regular trading. Initial investments must be sent by mail. You can make additional investments or sell shares of the fund on any business day by visiting our Web site, by mail, or by telephone; however you may have to elect certain privileges on your initial account application. If you are working with a financial representative, contact your financial representative for assistance with buying or selling fund shares. A financial representative separately may impose its own policies and procedures for buying and selling fund shares.
Institutional Class shares are generally available only to qualified institutions.
Tax Information
The fund's distributions are generally exempt from regular federal and Massachusetts state income tax. All or a portion of the fund's dividends may be subject to the federal alternative minimum tax.
Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund, the Advisor, and/or the Advisor’s affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.
Prospectus  December 1, 2020
6
DWS Massachusetts Tax-Free Fund

Fund Details
Additional Information About Fund Strategies and Risks
Investment Objective
The fund seeks income that is exempt from Massachusetts personal and federal income taxes.
Principal Investment Strategies
Main investments. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities. For purposes of this 80% requirement, Massachusetts municipal securities are securities whose income is exempt from regular federal and Massachusetts state income taxes. The fund can also invest in obligations of US territories and Commonwealths (such as Puerto Rico, the US Virgin Islands and Guam) and their agencies and authorities, whose income is free from regular federal and Massachusetts state income tax. The fund may invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT).
The fund can buy many types of municipal securities with no maturity restrictions. These may include, without limitation, revenue bonds (which are backed by revenues from a particular source) and general obligation bonds (which are typically backed by the issuer’s ability to levy taxes). They may also include private activity and industrial development bonds, pre-refunded bonds, municipal lease obligations and investments representing an interest therein.
The fund normally invests at least 80% of total assets in municipal securities of the top four grades of credit quality or, if unrated, determined by the fund’s investment advisor to be of similar quality. The fund could invest up to 20% of total assets in high yield, below investment-grade bonds (commonly referred to as “ junk ” bonds), which are those rated below the fourth highest rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds generally pay higher yields but have higher volatility and higher risk of default on payments.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and Standard & Poor’s Ratings Group), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.
The fund may also invest in exchange-traded funds (ETFs). The fund’s investments in ETFs will be limited to 5% of total assets in any one ETF and 10% of total assets in the aggregate in ETFs.
Management process. Portfolio management looks for securities that appear to offer the best total return potential. In making buy and sell decisions, portfolio management typically weighs a number of factors, including economic outlooks, possible interest rate movements, yield levels across varying maturities, characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.
Although portfolio management may adjust the fund’s duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Bloomberg Barclays Municipal Bond Index, which is generally between five and nine years.
Portfolio management may consider information about Environmental, Social and Governance (ESG) issues in its fundamental research process.
Derivatives. Portfolio management generally may use interest rate swaps, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to manage the duration of the investment portfolio (i.e., reducing or increasing the sensitivity of the fund's portfolio to interest rate changes).
Portfolio management may also use tender option bond transactions to seek to enhance potential gains. The fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers fixed-rate long-term municipal bonds into a special purpose entity (a “ TOB Trust ” ). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests ( “ TOB Floaters ” ), which are sold to third party
Prospectus December 1, 2020	7	Fund Details

investors, and residual inverse floating rate interests ( “ TOB Inverse Floater Residual Interests ” ), which are generally held by the fund.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Main Risks
There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the fund’s performance to trail that of other investments. The fund may not achieve its investment objective, and is not intended to be a complete investment program. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund’s debt securities, the more sensitive the fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Recent and potential future changes in monetary policy made by central banks or governments are likely to affect the level of interest rates. Rising interest rates may prompt redemptions from the fund, which may force the fund to sell investments at a time when it is not advantageous to do so, which could result in losses. The fund may be subject to a greater risk of rising interest rates following periods of low rates, including the current low rate period. In addition, in response to the COVID-19 pandemic, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including providing direct capital infusions into companies, creating new monetary programs and lowering interest rates considerably. If these actions are unexpectedly or suddenly reversed or are ineffective in achieving their desired outcomes, the fund could be adversely affected by periods of heightened volatility and uncertainty.
London Interbank Offered Rate (LIBOR), the benchmark rate for certain floating rate securities, is expected to be phased out by the end of 2021. The fund or the instruments in which the fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the fund of the transition away from LIBOR.
Credit risk. The fund's performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. Credit risk is greater for lower-rated securities.
Because the issuers of high yield debt securities, or junk bonds (debt securities rated below the fourth highest credit rating category), may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Credit risk for high yield securities is greater than for higher-rated securities.
Because securities in default generally have missed one or more payments of interest and/or principal, an investment in such securities has an increased risk of loss. Issuers of securities in default have an increased likelihood of entering bankruptcy or beginning liquidation procedures which could impact the fund's ability to recoup its investment. Securities in default may be illiquid or trade in low volumes and thus may be difficult to value.
For securities that rely on third-party guarantors to support their credit quality, the same risks may apply if the financial condition of the guarantor deteriorates or the guarantor ceases to insure securities. Because guarantors may insure many types of securities, including subprime mortgage bonds and other high-risk bonds, their financial condition could deteriorate as a result of events that have little or no connection to securities owned by the fund.
Certain sectors of the municipal securities market such as hospitals, airports and mass transit providers may be disproportionately impacted by COVID-19 related cost increases and revenue declines, potentially resulting in heightened credit risk for issuers in these sectors.
Focus risk – Massachusetts municipal securities. Because the fund focuses its investments in Massachusetts municipal securities, its performance can be more volatile than that of a fund that invests more broadly, and it has a relatively large exposure to financial stresses affecting Massachusetts. For example, industries significant to the state’s economy, such as the technology, biotech, financial services or healthcare industries could experience downturns or fail to develop as expected, hurting the local economy. Fluctuations in unemployment levels or in the state or national economy could result in decreased tax revenues, including decreases in personal income tax, corporate business tax, or sales and use tax revenues, and other sources of revenue. Massachusetts could also face severe fiscal difficulties, for example, an economic downturn, increased expenditures on domestic security or reduced monetary support from the federal government. For example, the pandemic spread of the novel coronavirus known as COVID-19 has significantly stressed the financial resources of the state and its municipalities, which may impair the issuer's ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the fund. A default or
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credit rating downgrade of a small number of municipal security issuers could affect the market values and marketability of all Massachusetts municipal securities and hurt the fund’s performance.
Over time, these issues may impair the ability of the state, municipalities, or other authorities to repay their obligations or to pay debt service on those obligations and could result in a downgrade of Massachusetts' credit rating or the ratings of authorities or political subdivisions of Massachusetts, which may negatively impact the value of bonds issued by those entities.
Factors contributing to the economic stress on the state and its municipalities may include the costs associated with combatting the COVID-19 pandemic, lower sales tax revenue as a result of decreased consumer spending, lower income tax revenue due to higher unemployment, and lower revenues generated by projects and facilities backing revenue bonds due to closures, curtailment of services and/or changes in consumer behavior. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress municipal issuers may experience.
Market risk. Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market. Developments in a particular class of debt securities or the stock market could also adversely affect the fund by reducing the relative attractiveness of debt securities as an investment.
Market disruption risk. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and in the future may lead, to disruptions in the US and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the fund and its investments. Market disruptions could cause the fund to lose money, experience significant redemptions, and encounter operational difficulties. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Recent market disruption events include the pandemic spread of the novel coronavirus known as COVID-19, and the significant uncertainty, market volatility, decreased economic and other activity and increased government activity that it has caused. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in-place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others.
Tax risk. Income from municipal securities held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a securities issuer. In such event, the value of such securities would likely fall, hurting fund performance and shareholders may be required to pay additional taxes. In addition, a portion of the fund’s otherwise exempt-interest distributions may be taxable to those shareholders subject to the federal AMT.
Private activity and industrial development bond risk. The payment of principal and interest on these bonds is generally dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of property financed as security for such payment.
Tender option bonds risk. The fund’s participation in tender option bond transactions may reduce the fund’s returns or increase volatility. Tender option bond transactions create leverage. Leverage magnifies returns, both positive and negative, and risk by magnifying the volatility of returns. An investment in TOB Inverse Floater Residual Interests will typically involve more risk than an investment in the underlying municipal bonds. The interest payment on TOB Inverse Floater Residual Interests generally will decrease when short-term interest rates increase. There are also risks associated with the tender option bond structure, which could result in terminating the trust. If a TOB Trust is terminated, the fund must sell other assets to buy back the TOB Floaters, which could negatively impact performance. Events that could cause a termination of the TOB Trust include a deterioration in the financial condition of the liquidity provider, a deterioration in the credit quality of underlying municipal bonds, or a decrease in the value of the underlying bonds due to rising interest rates.
The fund may invest in TOB Inverse Floater Residual Interests on a non-recourse or recourse basis. If the fund invests in TOB Inverse Floater Residual Interests on a recourse basis, the fund could suffer losses in excess of the value of the TOB Inverse Floater Residual Interests.
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Recent changes to the structure of TOBs to address the Volcker Rule could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general.
Non-diversification risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance.
Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of municipalities, industries, companies, economic trends, the relative attractiveness of different securities or other matters.
US territory and Commonwealth obligations risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. For example, in recent years, Puerto Rico has experienced a recession and difficult economic conditions, along with a severe natural disaster, which may negatively affect the value of any holdings the fund may have in Puerto Rico municipal obligations.
Derivatives risk. Risks associated with derivatives may include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses.
There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.
Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.
Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the fund may sell certain investments at a price or time that is not advantageous in order to meet redemption requests or other cash needs. Unusual market conditions, such as an unusually high volume of redemptions or other similar conditions could increase liquidity risk for the fund, and in extreme conditions, the fund could have difficulty meeting redemption requests.
This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.
The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Additionally, market participants, other than the fund, may attempt to sell fixed income holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity.
Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund’s share price and yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.
ETF risk. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. An ETF is subject to the risks of the assets in which it invests as well as those of the investment strategy it follows. The fund may incur brokerage costs when it buys and sells shares of an ETF and also bears its proportionate share of the ETF’s fees and expenses, which are passed through to ETF shareholders.
Fees and expenses incurred by an ETF may include trading costs, operating expenses, licensing fees, trustee fees and marketing expenses. With an index ETF, these costs may contribute to the ETF not fully matching the performance of the index it is designed to track.
Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment
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could be different from the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.
Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.
Operational and technology risk. Cyber-attacks, disruptions or failures that affect the fund’s service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations. For example, the fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the fund’s operations.
While the fund and its service providers may establish business continuity and other plans and processes that seek to address the possibility of and fallout from cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as fund counterparties, issuers of securities held by the fund or other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future and there is no assurance that such plans and processes will be effective. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the fund’s service providers could impact the ability to conduct the fund’s operations. In addition, the fund cannot directly control any cybersecurity plans and systems put in place by its service providers, fund counterparties, issuers of securities held by the fund or other market participants.
Cyber-attacks may include unauthorized attempts by third parties to improperly access, modify, disrupt the operations of, or prevent access to the systems of the fund’s service providers or counterparties, issuers of securities held by the fund or other market participants or data within them. In addition, power or communications outages, acts of god, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data.
Cyber-attacks, disruptions, or failures may adversely affect the fund and its shareholders or cause reputational damage and subject the fund to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. In addition, cyber-attacks, disruptions, or failures involving a fund counterparty could affect such counterparty’s ability to meet its obligations to the fund, which may result in losses to the fund and its shareholders. Similar types of operational and technology risks are also present for issuers of securities held by the fund, which could have material adverse consequences for such issuers, and may cause the fund’s investments to lose value. Furthermore, as a result of cyber-attacks, disruptions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.
For example, the fund relies on various sources to calculate its NAV. Therefore, the fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the fund’s NAV and/or the inability to calculate NAV over extended time periods. The fund may be unable to recover any losses associated with such failures.
Other Policies and Risks
While the previous pages describe the main points of the fund’s strategy and risks, there are a few other matters to know about:
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Although major changes tend to be infrequent, the fund’s Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in Massachusetts municipal securities whose income is exempt from federal and Massachusetts personal income taxes cannot be changed without shareholder approval.
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When, in the Advisor's opinion, (1) it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions   or (2) an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 100% of the fund's assets may be held in cash or invested in taxable money market securities or other short-term investments, which may produce taxable income. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and
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their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. To the extent the fund invests in such instruments, the fund will not be pursuing its investment objective. However, portfolio management may choose to not use these strategies for various reasons, even in volatile market conditions.
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Portfolio management measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, its own judgment. All securities must meet the credit quality standards applied by portfolio management at the time they are purchased. If a security’s credit quality changes, portfolio management will decide what to do with the security, based on its assessment of what would most benefit the fund.
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From time to time, the fund may have a concentration of shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund.
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Your fund assets may be at risk of being transferred to the appropriate state if you fail to maintain a valid address and/or if certain activity does not occur in your account within the time specified by state abandoned property law. Contact your financial representative or the transfer agent for additional information.
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Shareholders of the fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause the fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the fund’s performance to the extent that the fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could adversely impact the fund’s liquidity, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may adversely affect the fund’s performance. These transactions could also adversely impact the fund’s ability to implement its investment strategies and pursue its investment objective, and, as a result, a larger portion of the fund’s assets may be held in cash or cash equivalents. In addition, large redemptions could significantly reduce the fund’s assets, which may result in an increase in the fund’s expense ratio on account of expenses being spread over a smaller asset base and/or the loss of fee breakpoints.
For More Information
This prospectus doesn’t tell you about every policy or risk of investing in the fund. If you want more information on the fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).
Keep in mind that there is no assurance that the fund will achieve its investment objective.
A complete list of the fund’s portfolio holdings as of the month-end is posted on dws.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on dws.com . The posted portfolio holdings information is available by fund and generally remains accessible at least until the date on which the fund files its Form N-CSR or publicly available Form N-PORT with the SEC for the period that includes the date as of which the posted information is current. The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.
Who Manages and Oversees the Fund
The Investment Advisor
DWS Investment Management Americas, Inc. ( “ DIMA ” or the “ Advisor ” ), with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA ( “ DWS Group ” ), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and DWS Distributors, Inc. ( “ DDI ” or the “ Distributor ” ). DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor may utilize the resources of its global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor may also utilize its branch offices or affiliates located in the US or outside the
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US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
Management Fee. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund’s average daily net assets.
Fund Name	Fee Paid
DWS Massachusetts Tax-Free Fund	0.43% *
*
Reflecting the effect of expense limitations and/or fee waivers then in effect.
The following waivers are currently in effect:

The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.61% for Institutional Class. The agreement may only be terminated with the consent of the fund’s Board.
In the table under Annual Fund Operating Expenses on page 1, “ Interest expense ” relates to the fund’s liability with respect to floating rate notes held by third parties in conjunction with certain inverse floater securities transactions. However, the accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact on net investment income, total return or net asset value.
A discussion regarding the basis for the Board's approval of the fund’s investment management agreement is contained in the most recent shareholder report for the annual period ended March 31 and the semi-annual period ended September 30 (see “ Shareholder reports ” on the back cover).
Under a separate administrative services agreement between the fund and the Advisor, the fund pays the Advisor a fee of 0.097% of the fund’s average daily net assets for providing most of the fund's administrative services. The administrative services fee discussed above is included in the fees and expenses table under “ Other expenses. ”
Multi-Manager Structure. The Advisor, subject to the approval of the Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors. The fund and the Advisor have received an order from the SEC that permits the Advisor to appoint or replace certain subadvisors, to manage all or a portion of the fund’s assets and enter into, amend or terminate a subadvisory agreement with certain subadvisors, in each case subject to the approval of the fund’s Board but without obtaining shareholder approval ( “ multi-manager structure ” ). The multi-manager structure applies to subadvisors that are not affiliated with the fund or the Advisor ( “ nonaffiliated subadvisors ” ), as well as subadvisors that are indirect or direct, wholly-owned subsidiaries of the Advisor or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns the Advisor ( “ wholly-owned subadvisors ” ). Pursuant to the SEC order, the Advisor, with the approval of the fund’s Board, has the discretion to terminate any subadvisor and allocate and reallocate the fund’s assets among any other nonaffiliated subadvisors or wholly-owned subadvisors (including terminating a nonaffiliated subadvisor and replacing it with a wholly-owned subadvisor). The fund and the Advisor are subject to the conditions imposed by the SEC order, including the condition that within 90 days of hiring a new subadvisor pursuant to the multi-manager structure, the fund will provide shareholders with an information statement containing information about the new subadvisor. The shareholders of the fund have approved the multi-manager structure described herein.
Management
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
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Joined DWS in 1986.
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Head of Municipal Bond Department; Portfolio Manager, Municipal Bond Mutual Funds: Boston.
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BA, Duke University.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
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Joined DWS in 1999.
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BS, Bryant College; MBA, Suffolk University.
The fund’s Statement of Additional Information provides additional information about a portfolio manager’s investments in the fund, a description of the portfolio management compensation structure and information regarding other accounts managed.
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Investing in the Fund
The fund offers multiple classes of shares that have identical investment programs. All classes of the fund have the same investment objective and investments, but each class has its own fees and expenses, offering you a choice of cost structures. This prospectus relates solely to the Institutional Class shares, which are only available to particular investors or through certain programs, as described below.
Your financial representative may also charge you additional fees, commissions or other charges.
The following pages tell you how to invest in the fund and what to expect as a shareholder. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You’ll also find information on how to check the status of your account.
If you’re investing directly with DWS, all of this information applies to you. If you’re investing through a “ third party provider ” — for example, a workplace retirement plan, financial supermarket or financial representative — your provider may have its own policies or instructions and you should follow those.
You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider. For an analysis of the fees associated with an investment in the fund or similar funds, please refer to tools.finra.org/fund_analyzer/ (this Web site does not form a part of this prospectus).
The fund, the Distributor and the transfer agent do not provide investment advice or recommendations to existing or potential shareholders with respect to investing in the fund, including which class may be appropriate for you.
Institutional Class Shares
Institutional Class shares have no initial sales charge, deferred sales charge or 12b-1 fees.
You may buy Institutional Class shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ( “ financial representative ” ). Contact them for details on how to place and pay for your order.
Eligibility Requirements. You may buy Institutional Class shares if you are any of the following (subject to the applicable investment minimum):
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An eligible institution (e.g., a financial institution, corporation, trust, estate or educational, religious or charitable institution).
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An employee benefit plan.
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A plan administered as a college savings plan under Section 529 of the Internal Revenue Code.
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A registered investment advisor or financial planner purchasing on behalf of clients and charging an asset- based or hourly fee.
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A client of the private banking division of Deutsche Bank AG.
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A current or former director or trustee of the DWS mutual funds.
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An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares in the fund.
Investment Minimum
The minimum initial investment is waived for:
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Investment advisory affiliates of Deutsche Bank Securities, Inc. or DWS funds purchasing shares for the accounts of their investment advisory clients.
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Employee benefit plans that transact through omnibus recordkeepers or that have assets of at least $50 million.
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Clients of the private banking division of Deutsche Bank AG.
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Institutional clients and qualified purchasers that are clients of a division of Deutsche Bank AG.
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A current or former director or trustee of the DWS funds.
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An employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS funds or a broker-dealer authorized to sell shares of the fund.
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Certain financial intermediaries that invest client assets in the fund through an omnibus account on a trading platform approved by the Advisor.
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Employee benefit plan platforms approved by the Advisor that invest in the fund through an omnibus account that meets or, in the Advisor’s judgment, will meet within a reasonable period of time, the $1,000,000 minimum investment.
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Shareholders with existing accounts prior to August 13, 2004 who met the previous minimum investment eligibility requirement.
The fund reserves the right to modify the above eligibility requirements and investment minimum requirements at any time. In addition, the fund, in its discretion, may waive the minimum initial investment for a specific employee benefit plan (or family of plans) whose aggregate investment in Institutional Class shares of the fund equals or exceeds the minimum initial investment amount but where an individual plan account or program may not on its own meet such minimum amount.
Buying, Exchanging and Selling Shares
To contact DWS
By TELEPhone
(800) 728-3337
By Mail
Type	Address
Expedited mail
All Requests	DWS 210 West 10th Street Kansas City, MO 64105-1614
Regular mail
All Requests	DWS P.O. Box 219151 Kansas City, MO 64121-9151

How to Buy Shares
Please note that your account cannot be opened until we receive a completed account application.
Minimum Initial Investment  ($)
	Non-IRA	IRAs	UGMAs/ UTMAs	Automatic Investment Plans
INST	1,000,000	N/A	N/A	N/A
In certain instances, the minimum initial investment may be waived for Institutional Class shares. Institutional Class shares have no additional investment minimum.
Through a Financial Representative
Contact your financial representative to obtain a new account application or for instructions about how to set up a new account. Your financial representative can also assist with making additional investments into an existing account.
By Mail or Expedited Mail
To establish an account, simply complete the appropriate application and mail it to the address provided on the form. With your application, include your check made payable to “ DWS ” for the required initial minimum investment   for the share class you have selected.
Once your account is established, to make additional investments, send a check made payable to “ DWS ” and an investment slip to the appropriate address. If you do not have an investment slip, include a letter with your name, account number, the full fund name and share class, and your investment instructions. If your check fails to clear, the fund has the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.
By Automatic Investment Plan
If you wish to take advantage of the lower initial investment minimums by establishing an Automatic Investment Plan, make sure to complete that section on the new account application and attach a voided check for the bank account from which the funds will be drawn. Subsequent investments are made automatically from the shareholder’s account at a bank, savings and loan or credit union into the shareholder’s fund account. The maximum Automatic Investment Plan investment is $250,000. Termination by a shareholder will become effective within thirty days after DWS has received the request. The fund may immediately terminate a shareholder’s Automatic Investment Plan in the event that any item is unpaid by the shareholder’s financial institution.
Other Ways to Buy Shares
The following privileges must be established on your account before an investment request is made. This can either be done by completing the applicable section(s) on the new account application or by contacting a customer service representative for instructions.
By Telephone Using QuickBuy (for additional investments only). Call DWS and use our automated system to place your QuickBuy purchase using the Automated Clearing House system (ACH) or choose to be transferred to a customer service representative to complete your request. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum.
On the Internet (for additional investments only). Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a purchase with money from the bank account you have established on your DWS fund account(s).
By Wire (for additional investments only). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial representative must call us in advance of a wire transfer purchase. After
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you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received the next business day after your order is processed. If your wire is not received the next business day, your transaction will be canceled at your expense and risk.
Wire Details
Bank name	State Street Bank Boston
Routing Number	011000028
Attention	DWS
DDA Number	9903-5552
FBO	(Account name) (Account number)
Credit	(Fund name, Fund number and, if applicable, class name)
Refer to your account statement for the account name and number. Wire transfers normally take two or more hours to complete. Wire transfers may be restricted on holidays and at certain other times.
How to Exchange Shares
Requirements and Limits
Class	Exchanging into Another Fund ($)
INST	1,000,000 minimum into new accounts per fund
Exchanges between funds are allowed between like share classes only.
Through a Financial Representative
In addition to what is detailed below, your financial representative can assist you with exchanging shares. Please contact your financial representative using the method that is most convenient for you.
By Telephone
Call DWS and use our automated system to place your exchange or choose to be transferred to a customer service representative to complete your request. For accounts with $5,000 or more, you may also establish a Systematic Exchange Plan of a minimum of $50 to another DWS fund on a regular basis. A representative can assist you with establishing this privilege.
On the Internet
Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request an exchange to another DWS fund.
By Mail or Expedited Mail
Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to exchange, the dollar amount or number of shares you wish to exchange, and the name of the fund into which you want to exchange. Also include a daytime telephone number if we have any questions. All owners should sign the letter and it should be mailed to the appropriate address for exchanges and redemptions.
How to Sell Shares
Requirements and Limits
Class	Selling Shares ($)
INST	Check redemption: Up to 100,000. More than 100,000 see “ Signature Guarantee ” QuickSell to your bank: Minimum 50, maximum 250,000 Wire redemption to your bank: Minimum 1,000
Through a Financial Representative
In addition to what is detailed below, your financial representative can assist you with selling shares. Please contact your financial representative using the method that is most convenient for you.
By Telephone
Call DWS and use our automated system or choose to be transferred to a customer service representative to complete your request. You may request a check for the redemption amount sent to the address on the account. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
By Mail or Expedited Mail
Write a letter that includes the following information: the name(s) of all owners and address as they appear on your account, the fund name, share class, and account number from which you want to sell shares, the dollar amount or number of shares you wish to sell, and a daytime telephone number if we have questions. All owners should sign the letter and it should be mailed to the appropriate address. You may elect overnight delivery of your check for a $20 fee ($25 for Saturday delivery), which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
Some redemptions can only be ordered in writing with a Medallion Signature Guarantee. For more information, please contact DWS (see telephone number on the back cover).
Other Ways to Sell Shares
The following privileges must be established on your account before a redemption request is made. This can either be done by completing the applicable section(s) on the new account application when you establish your
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account or by contacting a customer service representative for instructions. Depending on the method you choose to request these redemptions, different transaction maximums may apply.
By Telephone Using QuickSell. Call DWS and use our automated system to request a QuickSell redemption or choose to be transferred to a customer service representative (see table for applicable minimum and maximum amounts). The proceeds are sent via the Automated Clearing House system (ACH) to your bank. Transactions generally take two to three days to be completed. For accounts with $5,000 or more, you may also establish a Systematic Withdrawal Plan of a minimum of $50 to be sent on a regular basis as you direct. The $5,000 value does not apply to IRA accounts.
On the Internet. Register at dws.com to set up on-line access to your account(s), or log in to the Web site if you have previously registered. Follow the instructions on the Web site to request a redemption from your account using the desired method from your available options.
By Wire. You may sell shares by wire only if your account is authorized to do so. You will be paid for redeemed shares by wire transfer of funds to your financial representative or bank upon receipt of a duly authorized redemption request. For your protection, you may not change the destination bank account over the telephone. To sell by wire, call DWS and either use the automated system or speak with a customer service representative to request your redemption. After you inform us of the amount of your redemption, you will receive a trade confirmation number. We must receive your order by the time the fund calculates its share price on any given business day to wire to your account the next business day.
Financial Intermediary Support Payments
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ( “ financial representatives ” ) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ( “ revenue sharing ” ). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any recordkeeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor or Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing the fund with “ shelf space ” or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund “ supermarket ” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions.
The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares or the retention and/or servicing of investors to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of the fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of the fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial representative’s recommendation of the fund or of any particular share class of the fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund’s Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).
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The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc. on the DWS-branded retirement plan platform (the “ Platform ” ). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Policies You Should Know About
Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial representative.
If you are investing through a financial representative or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial representatives or other intermediaries may adopt policies, procedures or limitations that are separate from those described in this prospectus. Please note that a financial representative or other intermediary may charge fees separate from those charged by the fund and may be compensated by the fund.
Policies About Transactions
The fund is open for business each day the New York Stock Exchange is open. The fund calculates its share price for each class every business day, as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time. All transactions are processed at the share price next calculated after the order or instruction is received in “ good order. ” (See “ How the Fund Calculates Share Price. ” )
An order to buy or sell shares received in good order prior to the close of regular trading on the New York Stock Exchange, on a day the fund is open for business, will generally be effected at the share price calculated that day. An order received in good order after such time will generally be effected at the share price calculated on the next business day. A temporary intraday suspension or disruption of regular trading on the New York Stock Exchange will not be treated as the close of regular trading for that day if trading resumes and therefore will not impact the time at which the fund calculates its share price on that day. In the event of an early close of regular trading on the New York Stock Exchange, such as in the case of scheduled half-day trading, shortened trading hours due to emergency circumstances or unscheduled suspensions of trading, the fund will calculate its share price as of the early close on that day. In such event, an order received in good order before the early close will generally be effected at the share price calculated that day and an order received in good order after the early close will generally be effected at the share price calculated on the next business day.
In accordance with requirements under anti-money laundering regulations, we may request additional information and/or documents to verify your identity. This information includes, but is not limited to, your name, address, date of birth and other identifying documentation. If after reasonable effort we are unable to obtain this information to verify your identity, in accordance with federal regulations, within the time frames established by the fund, we will provide you with written notification and we may reject your application and order.
Because orders placed through a financial representative must be forwarded to the transfer agent, you’ll need to allow extra time for your order to be processed. Your financial representative should be able to tell you approximately when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.
In the exercise of its sole discretion, the fund at any time may, without prior notice, refuse, cancel, limit or rescind any purchase; cancel or rescind any purchase order placed through a financial intermediary no later than the business day after the order is received by the financial intermediary; freeze account activity; and/or involuntarily redeem and close an existing account. Specifically, the fund reserves the right to involuntarily redeem an account (i) in case of actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) if the account owner fails to provide legally required information, including information and/or documentation related to identity verification, to the fund. The fund is not required to provide
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justification to a potential or existing shareholder for taking any such action. Please be advised that if the fund involuntarily redeems and closes your account, under tax laws, you may be required to recognize a gain or a loss or otherwise incur tax consequences.
With certain limited exceptions, only US residents may invest in the fund.
Good order. We reserve the right to reject any order or instruction that is not in “ good order. ” Good order generally means that the order or instruction:
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is complete and accurate (e.g., includes the account number, fund name, and amount of the transaction);
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is provided by a person authorized to act for your account;
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is accompanied by any required signatures, including signature guarantees or notarized signatures; and
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is accompanied by any required supporting documentation.
Good order requirements are established by the fund or the transfer agent, depend on the type of account or transaction, and may be changed or waived at any time. Contact DWS if you have any questions.
Sub-Minimum Balances for Institutional Class. The fund may redeem your shares and close your account on 60 days’ notice if it fails to meet the minimum account balance requirement of $1,000,000 for any reason.
Overnight delivery of DWS fund materials. You may request to receive a paper copy of any DWS fund materials via overnight delivery by calling the telephone number on the back cover. If you request an overnight delivery you will be charged a $20 fee ($25 for Saturday delivery) for each request, which will be paid by redeeming a portion of your shares equal to the amount of the fee. Overnight delivery is not available to a P.O. Box.
Market timing policies and procedures. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares, interference with the efficient management of the fund’s portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if the fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have “ readily available market quotations. ” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by the fund (e.g., “ time zone arbitrage ” ). The fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.
The fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, the fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to the fund. The fund, through its Advisor and transfer agent, will monitor changes in investment direction (CID) by a shareholder within a fund. A CID is a transaction opposite to the prior transaction, which can be a purchase, redemption or exchange. The fund may take other trading activity into account if the fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.
Shareholders are limited to four roundtrip transactions in the same DWS fund (excluding money market funds) over a rolling 12-month period. A “ roundtrip ” transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund’s shares. Shareholders with four or more roundtrip transactions in the same DWS fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that DWS fund for 12 months. The fund reserves the right to extend or maintain a block beyond 12 months if it deems that the shareholder’s activity was harmful to the fund, or that the pattern of activity suggests a pattern of abuse. The rights of a shareholder to redeem shares of a DWS fund are not affected by the four roundtrip transaction limitation.
The fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the fund or administrator and transactions by certain qualified funds-of-funds.
In certain circumstances where shareholders hold shares of the fund through a financial intermediary, the fund may rely upon the financial intermediary’s policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the DWS funds’ policy, may permit certain transactions not permitted by the DWS funds’ policies, or prohibit transactions not subject to the DWS funds’ policies.
The Advisor may also accept undertakings from a financial intermediary to enforce short-term or excessive trading policies on behalf of the fund that provide a substantially similar level of protection for the fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account. In such instances,
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the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.
In addition, if the fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from “ time zone arbitrage ” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by the fund. (See “ How the Fund Calculates Share Price. ” )
There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of the fund’s shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in the fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.
The fund’s market timing policies and procedures may be modified or terminated at any time.
The automated information line is available 24 hours a day by calling DWS at the telephone number on the back cover. You can use our automated telephone service to get information on DWS funds generally and on accounts held directly at DWS. You can also use this service to request share transactions.
Telephone and Internet transactions. Generally, you are automatically entitled to telephone redemption and exchange privileges, but you may elect not to have them when you open your account or by calling the appropriate telephone number on the back cover.
Transactions by telephone or over the Internet are not without risk. We recommend that you take steps to protect your account information and, when transacting over the Internet, that you use a secure Internet browser. As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests.
Responsibility for fraud. The fund and its service providers, including DWS, shall not be liable for any loss incurred by reason of the fund accepting unauthorized transaction requests for your account if the fund reasonably believes the instructions to be genuine. In order to safeguard your account, you should keep all account information private and review all confirmation statements and other account-related communications as soon as you receive them. We will consider all transactions to be properly processed if discrepancies are not reported promptly. Contact us immediately if you suspect that someone has gained unauthorized access to your account. The DWS Account Security Program provides further information on how you can protect your account. Visit the Investor Resource Center at dws.com for more information.
The fund does not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.
When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The fund can only send wires of $1,000 or more and accept wires of $50 or more.
The fund accepts payment for shares only in US dollars by a check drawn on a US bank, a bank or Federal Funds wire transfer or an electronic bank transfer. The fund does not accept third party checks. A third party check is a check made payable to one or more parties and offered as payment to one or more other parties (e.g., a check made payable to you that you offer as payment to someone else). Checks should be payable to DWS and drawn by you or a financial institution on your behalf with your name or account number included with the check. If you pay for shares by check and the check fails to clear, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees the fund or its agents have incurred.
Signature Guarantee. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you’ll usually need to place your order in writing and have your signature guaranteed. However, if you want money transferred electronically to a bank account that is already on file with us, you don’t need a signature guarantee. Also, generally you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.
A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. DWS accepts Medallion Signature Guarantees, which can be obtained from an eligible guarantor. Eligible guarantor institutions include commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. A notarized document cannot be accepted in lieu of a signature guarantee.
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Selling shares of trust accounts and business or organization accounts may require additional documentation. Please call DWS (see telephone number on the back cover) or contact your financial representative for more information.
Institutional Class to Class A in the Same Fund Exchange Privilege. Exchanges by a financial intermediary of Institutional Class shares for Class A shares of the same fund are allowed without the imposition of a sales charge in connection with a change in account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Institutional Class shares. The availability of this exchange privilege and sales charge waiver depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Institutional Class shares of a fund for Class A shares of the same fund.
Institutional Class Exchange Privilege. The following persons may, subject to certain limitations, exchange Institutional Class shares for DWS Money Market Fund shares of DWS Money Market Prime Series: (1) a current or former director or trustee of DWS mutual funds; and (2) an employee, the employee’s spouse or life partner and children or stepchildren age 21 or younger of Deutsche Bank AG or its affiliates or a subadvisor to any fund in the DWS mutual fund family or a broker-dealer authorized to sell shares of the DWS mutual funds.
Money from shares you sell is normally sent out within one business day of when your request is received in good order, regardless of the method of payment (e.g., check, wire, ACH) although it could be delayed for up to seven days. There are circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes (e.g., redemption proceeds by wire) may also be delayed or unavailable when you are selling shares recently purchased or in the event of the closing of the Federal Reserve wire payment system.
Redemptions will generally be in the form of cash, though the fund reserves the right to redeem in kind (as described under “ Other Rights We Reserve ” ). The fund typically expects to satisfy redemption requests by using available cash or by selling portfolio securities if available cash is not sufficient to meet redemptions. The fund may utilize an existing line of credit for temporary coverage in the event of a cash shortfall. The fund may also utilize inter-fund lending, though such use is expected to be rare. The fund may use any of these methods of satisfying redemption requests under normal or stressed market conditions. During periods of distressed market conditions, when a significant portion of the fund’s portfolio may be comprised of less-liquid and/or illiquid investments, the fund may be more likely to pay redemption proceeds by giving you securities.
The fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) the SEC determines that trading on the New York Stock Exchange is restricted; 3) the SEC determines that an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see “ Other Rights We Reserve. ”
How the Fund Calculates Share Price
To calculate net asset value, or NAV, each share class uses the following equation:
(	Total Assets	−	Total Liabilities	)	÷	Total Number of Shares Outstanding	=	NAV
We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.
Other Rights We Reserve
You should be aware that we may do any of the following:
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withdraw or suspend the offering of shares at any time
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withhold a portion of your distributions and redemption proceeds if we have been notified by the Internal Revenue Service that you are subject to backup withholding, if you fail to provide us with the correct taxpayer ID number and certain certifications, including certification that you are not subject to backup withholding, or if you are otherwise subject to withholding
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reject a new account application if you don’t provide any required or requested identifying information, or for any other reason
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refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law
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close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability
■
pay you for shares you sell by “ redeeming in kind, ” that is, by giving you securities (which are subject to market risk until sold, may incur taxes and typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund’s net assets, whichever is less
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change, add or withdraw various services, fees and account policies (for example, we may adjust the fund’s investment minimums at any time)
Understanding Distributions and Taxes
The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from investments it holds and by selling investments for more than it paid for them. (The fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of fund shares.) The fund may not always pay a dividend or other distribution for a given period.
Income dividends are declared daily and paid monthly. Short-term and long-term capital gains are paid in November or December. The fund may distribute at other times as needed.
Dividends declared and payable to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received by shareholders and paid by the fund on December 31 of that year, if such dividends are actually paid in January of the following year.
Income distributions that are properly designated as exempt-interest dividends will not be subject to regular federal income tax, but they may be subject to the federal individual and corporate alternative minimum taxes, and state and local income taxes.
You can choose how to receive your dividends and other distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Dividends and distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares.
Buying, selling or exchanging fund shares will usually have federal income tax consequences for you (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will generally be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale. In addition, if shares are redeemed to pay any account fees (e.g., an account maintenance fee), you may incur a tax liability.
The fund intends to distribute tax-exempt interest as exempt-interest dividends, which are generally excluded from gross income for regular federal income tax purposes, but may be subject to alternative minimum tax and state and local income taxes. Distributions from other sources, if any, would be taxable as described below.
Dividends from the fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and (for some investors) state and local income tax liability. However, there are a few exceptions:
■
a portion of the fund’s dividends may be taxable if it came from investments in taxable securities or tax-exempt market discount bonds;
Prospectus  December 1, 2020
22
Investing in the Fund

■
because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits; and
■
capital gains distributions may be taxable.
The federal income tax status of the fund’s earnings you receive and transactions involving your shares generally depends on their type:
Generally taxed at net capital gain rates:	Generally taxed at ordinary income rates:
Fund distributions
■ gains from the sale of securi- ties held (or treated as held) by the fund for more than one year ■ qualified dividend income	■ gains from the sale of securi- ties held (or treated as held) by the fund for one year or less ■ all other taxable income (except for tax-exempt interest income)
Transactions involving fund shares
■ gains from selling fund shares held for more than one year	■ gains from selling fund shares held for one year or less

Any direct investments in foreign securities by the fund may be subject to foreign withholding taxes. In that case, the fund’s yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate the fund’s recognition of ordinary income and may affect the timing or amount of the fund’s distributions. If you invest in the fund through a taxable account, your after-tax return could be negatively affected.
Investments in certain debt obligations or other securities may cause the fund to recognize income in excess of the cash generated by them. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
The fund's use of derivatives, if any, may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.
Distributions to individuals and other non-corporate shareholders of investment income reported by the fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable net capital gain rates. Qualified dividend income generally includes dividends received by the fund from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from real estate investment trusts. In addition, the fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the fund’s shares for the lower tax rates to apply. The fund does not expect to make distributions that constitute qualified dividend income.
Your fund will send you detailed federal income tax information early each year. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.
A 3.8% Medicare contribution tax is imposed on the “ net investment income ” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends, including any capital gain dividends paid by the fund, and net gains recognized on the sale, redemption or exchange of shares of the fund.
If you invest right before the fund pays a dividend, you’ll be getting some of your investment back as a dividend, which may be taxable to you. You can avoid this by investing after the fund pays a dividend. In tax-advantaged accounts you generally do not need to worry about this.
If the fund’s distributions exceed its current and accumulated earnings and profits, the excess will be treated for federal income tax purposes as a tax-free return of capital to the extent of your basis in your shares and thereafter as a capital gain. Because a return of capital distribution reduces the basis of your shares, a return of capital distribution may result in a higher capital gain or a lower capital loss when you sell your shares held in a taxable account.
Corporations are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction to the extent of the amount of eligible dividends received by the fund from domestic corporations for the taxable year, provided certain holding period and other requirements are met.
The fund does not expect to make distributions eligible for the corporate dividends received deduction.
Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investment, including any state and local tax consequences.
The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US and foreign tax consequences to you of an investment in the fund. For more information, see “ Taxes ” in the Statement of Additional Information.
Prospectus  December 1, 2020
23
Investing in the Fund

Financial Highlights
The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. The information below is for the Class S shares; financial highlights for Institutional Class shares are not presented because Institutional Class shares had not commenced operations prior to the date of this prospectus. Information for the 2020 fiscal year was audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s annual report (see “ Shareholder reports ” on the back cover). The information prior to fiscal year 2020 was audited by PricewaterhouseCoopers LLP.
DWS Massachusetts Tax-Free Fund — Class S
	Six Months Ended 9/30/20	Years Ended March 31,
	(Unaudited)	2020	2019	2018	2017	2016
Selected Per Share Data
Net asset value, beginning of period	$ 14.38	$ 14.25	$ 14.08	$ 14.23	$ 14.75	$ 14.78
Income (loss) from investment operations:
Net investment income	.17	.39	.42	.45	.51	.55
Net realized and unrealized gain (loss)	.33	.13	.20	(.13)	(.53)	(.04)
Total from investment operations	.50	.52	.62	.32	(.02)	.51
Less distributions from:
Net investment income	(.17)	(.39)	(.42)	(.45)	(.50)	(.54)
Net realized gains	—	(.00)***	(.03)	(.02)	—	—
Total distributions	(.17)	(.39)	(.45)	(.47)	(.50)	(.54)
Net asset value, end of period	$ 14.71	$ 14.38	$ 14.25	$ 14.08	$ 14.23	$ 14.75
Total Return (%) [a]	3.49**	3.65	4.55	2.27	(.15)	3.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	291	287	305	334	337	402
Ratio of expenses before expense reductions (including interest expense) (%) [b]	.76*	.79	.80	.77	.86	.80
Ratio of expenses after expense reductions (including interest expense) (%) [b]	.61*	.64	.64	.65	.72	.71
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60*	.60	.60	.60	.62	.64
Ratio of net investment income (%)	2.33*	2.67	3.04	3.18	3.51	3.73
Portfolio turnover rate (%)	14**	43	28	18	34	28
a
Total return would have been lower had certain expenses not been reduced.
b
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.
*
Annualized
**
Not annualized
***
Amount is less than $.005.
Prospectus December 1, 2020	24	Financial Highlights

Appendix
Hypothetical Expense Summary
Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The historical rate of return for the fund may be higher or lower than 5% and, for money market funds, is typically less than 5%. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge, if any, which may be payable upon redemption. If contingent deferred sales charges were shown, the “ Hypothetical Year-End Balance After Fees and Expenses ” amounts shown would be lower and the “ Annual Fees and Expenses ” amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.
The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund’s prospectus to consider the investment objective, risks, expenses and charges of the fund prior to investing.
DWS Massachusetts Tax-Free Fund — Institutional Class
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.65%	4.35%	$ 10,435.00	$ 66.41
2	10.25%	0.75%	8.78%	$ 10,878.49	$ 79.93
3	15.76%	0.75%	13.41%	$ 11,340.82	$ 83.32
4	21.55%	0.75%	18.23%	$ 11,822.81	$ 86.86
5	27.63%	0.75%	23.25%	$ 12,325.28	$ 90.56
6	34.01%	0.75%	28.49%	$ 12,849.10	$ 94.40
7	40.71%	0.75%	33.95%	$ 13,395.19	$ 98.42
8	47.75%	0.75%	39.64%	$ 13,964.48	$ 102.60
9	55.13%	0.75%	45.58%	$ 14,557.97	$ 106.96
10	62.89%	0.75%	51.77%	$ 15,176.69	$ 111.50
Total					$ 920.96
Additional Index Information
The Bloomberg Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
Prospectus December 1, 2020	25	Appendix

To Get More Information
Shareholder reports. Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected fund performance during its last fiscal year.
Statement of Additional Information (SAI). This tells you more about the fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).
For a free copy of any of these documents or to request other information about the fund, contact DWS at the telephone number or address listed below. SAIs and shareholder reports are also available through the DWS Web site at dws.com. These documents and other information about the fund are available from the EDGAR Database on the SEC’s Internet site at sec.gov. If you like, you may obtain copies of this information, after paying a duplicating fee, by e-mailing a request to publicinfo@sec.gov.
In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household.
If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial representative or call the telephone number provided.
Contact Information
DWS	PO Box 219151 Kansas City, MO 64121-9151 dws.com
Shareholders: (800) 728-3337 Investment professionals: (800) 621-5027
Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
SEC File Number	Deutsche DWS State Tax-Free Income Series DWS Massachusetts Tax-Free Fund 811-03657

(12/01/20) DMTF-1

Statement of Additional Information
December 1, 2020
DEUTSCHE DWS STATE TAX-FREE INCOME SERIES
DWS California Tax-Free Income Fund
CLASS/TICKER	A	KCTAX	C	KCTCX	INST	DCLIX	S	SDCSX

DWS New York Tax-Free Income Fund
CLASS/TICKER	A	KNTAX	C	KNTCX	INST	DNTIX	S	SNWYX
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for each fund dated December 1, 2020, as supplemented, a copy of which may be obtained without charge by calling (800) 728-3337; by visiting dws.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Code” – the Internal Revenue Code of 1986, as amended
“SEC” – the Securities and Exchange Commission
“DIMA” or “Advisor” or “Administrator” – DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022
“DDI” or “Distributor” – DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
“DSC” or “Transfer Agent” – DWS Service Company, 222 South Riverside Plaza, Chicago, Illinois 60606
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS funds” – the US registered investment companies advised by DIMA
“DWS Group” – DWS Group GmbH & Co. KGaA, a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“Board Members” – Members of the Board of Trustees of the Trust
“Board” – Board of Trustees of the Trust
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“fund” or “series” – DWS California Tax-Free Income Fund and/or DWS New York Tax-Free Income Fund as the context may require
“Custodian” – State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“Trustee/Director Legal Counsel” – Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199
“Trust” – Deutsche DWS State Tax-Free Income Series
“Business Day” – Monday through Friday except holidays
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts
02116
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S&P Global Ratings, a NRSRO
“Moody’s” – Moody’s Investors Service, Inc., a NRSRO
“Fitch” – Fitch Ratings, a NRSRO
Fund Organization
DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund are series of Deutsche DWS State Tax-Free Income Series, a Massachusetts business trust organized on October 24, 1985. On February 6, 2006, Scudder State Tax-Free Income Series was renamed DWS State Tax-Free Income Series, and Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively. On August 11, 2014, DWS State Tax-Free Income Series was renamed Deutsche State Tax-Free Income Series, and DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund were renamed Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund, respectively. On July 2, 2018, Deutsche State Tax-Free Income Series was renamed Deutsche DWS State Tax-Free Income Series, and Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively.
I-1

The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the “Declaration of Trust”). The Declaration of Trust was last approved by shareholders in 2008. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board, is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B. This section does not apply to money market funds.
Service Provider Compensation
Compensation paid by each fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in Part I—Appendix I-E. For information regarding payments made to DDI, see Part I— Appendix I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-referenced service providers are included in Part II – Appendix II-C.
Sales Charges and Distribution Plan Payments
Sales Charges
Initial sales charges and any contingent deferred sales charges (CDSC) paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in Part I—Appendix I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.
Distribution Plan Payments
Payments made by each fund for the most recent fiscal year under each fund’s Rule 12b-1 Plans are set forth in Part I—Appendix I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/classes that have not completed a fiscal reporting period.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-H. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions ” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-J.
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Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-I includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-G includes a description of these investments, practices and techniques, and risks. Part I—Appendix I-L includes additional information on state specific risk factors and taxes for the funds.
Investment Restrictions
Unless otherwise stated, the policies below apply to each fund.
Except as otherwise indicated, each fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund’s investment objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund, except as described below with respect to asset coverage for fund borrowings.
DWS California Tax-Free Income Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
DWS New York Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)
purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)
purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)
make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
I-3

For purposes of the fund’s fundamental concentration policy set forth above, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.
Under normal circumstances, DWS California Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax.
Under normal circumstances, DWS New York Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York state personal income tax.
Each fund does not consider private activity bonds to be municipal securities for purposes of its 80% requirement.
The following is intended to help investors better understand the meaning of a fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund’s fundamental policies.
The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see “Borrowing” in Part II — Appendix II-G.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.
For additional information regarding the fund’s asset segregation practices, see “Asset Segregation” in Part II — Appendix II-G.
At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.
Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).
The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s assets in a particular industry or group of industries (excluding US government securities).
Other Investment Policies. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy:
(1)
the fund may not purchase illiquid securities if, as a result, more than 15% of the fund's net assets would be invested in such securities.
(2)
the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
(3)
the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value
I-4

of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).
(4)
the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).
(5)
the fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities.
(6)
the fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to its fundamental investment policies.
(7)
the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
(8)
the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.
(9)
the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.
For the purpose of the fund's investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation described herein, the most significant of which is the source of funds for the payment of principal and interest on such obligations.
For purposes of non-fundamental policy (1), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-H.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, an independent registered public accounting firm, audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated as shown below, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Fund and Date of Annual Report to Shareholders
DWS California Tax-Free Income Fund - August 31, 2020
DWS New York Tax-Free Income Fund - August 31, 2020
Additional Information
For information on CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-K.
I-5

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in DWS funds as of December 31, 2019.
Dollar Range of Beneficial Ownership(1)
Board Member	DWS California Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Independent Board Member:
John W. Ballantine	None	None
Dawn-Marie Driscoll	$1 - $10,000	$10,001 - $50,000
Keith R. Fox	None	None
Richard J. Herring	None	None
William McClayton	None	None
Rebecca W. Rimel	None	None
William N. Searcy, Jr.	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the DWS Funds
Independent Board Member:
John W. Ballantine	Over $100,000
Dawn-Marie Driscoll	Over $100,000
Keith R. Fox	Over $100,000
Richard J. Herring	Over $100,000
William McClayton	Over $100,000
Rebecca W. Rimel	Over $100,000
William N. Searcy, Jr.	Over $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2019. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Richard J. Herring		None
William McClayton		None
I-6

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Rebecca W. Rimel		None
William N. Searcy, Jr.		None
As of November 3, 2020, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
25% or Greater Ownership
Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. Although each fund does not have information concerning the beneficial ownership of shares, no investor owned of record 25% or more of a fund’s shares as of November 3, 2020.
5% or Greater Ownership of Share Classes
The following table identifies those investors who owned 5% or more of a fund share class as of November 3, 2020. All holdings are of record, unless otherwise indicated.
DWS California Tax-Free Income Fund
Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	6,614,132.98	A	14.32%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	4,523,451.51	A	9.79%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,422,795.95	A	9.58%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,691,446.91	A	7.99%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,762,774.58	A	5.98%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	790,713.93	C	36.10%
I-7

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	280,945.43	C	12.83%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	210,439.38	C	9.61%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	201,503.59	C	9.20%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	201,290.74	C	9.19%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	149,170.57	C	6.81%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	121,719.72	C	5.56%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,560,730.45	S	34.63%
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,939,010.77	S	9.37%
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,167,960.98	S	5.16%
DWS New York Tax-Free Income Fund
Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,885,644.37	A	19.45%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,179,211.77	A	12.16%
I-8

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	801,483.64	A	8.27%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	170,053.93	C	25.69%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	84,048.93	C	12.70%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	74,359.20	C	11.23%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	71,533.03	C	10.81%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (XXXXX) 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	52,955.82	C	8.00%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	51,541.25	C	7.79%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	33,128.32	C	5.00%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,772,375.00	S	25.48%
I-9

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	790,525.64	S	5.34%
I-10

Part I: Appendix I-B—Board Committees and Meetings
Information Concerning Committees and Meetings of the Board
The Board oversees the operations of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 5 times during the most recently completed calendar year.
Board Leadership Structure
A fund’s Board is responsible for the general oversight of a fund’s affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund’s investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund’s auditors, independent counsel and other experts, as appropriate, selected by and responsible to the Board.
Independent Board Members are not considered “interested persons” (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund’s investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund’s Independent Board Members meet regularly as a group in executive session without representatives of the Advisor present. An Independent Board Member currently serves as chairman of the Board.
Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.
The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of a fund’s affairs. While risk management is the primary responsibility of the Advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Advisor how it monitors and controls such risks.
I-11

Board Committees. The Board has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Operations Committee and Dividend Committee.
Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
AUDIT COMMITTEE	5
Assists the Board in fulfilling its responsibility
for oversight of (1) the integrity of the financial
statements, (2) a fund’s accounting and
financial reporting policies and procedures, (3)
a fund’s compliance with legal and regulatory
requirements related to accounting and
financial reporting, (4) valuation of fund assets
and securities and (5) the qualifications,
independence and performance of the
independent registered public accounting firm
for a fund. Oversees the valuation of a fund’s
securities and other assets and determines, as
needed, the fair value of fund securities or
other assets under certain circumstances as
described in the Valuation Procedures. The
Audit Committee has appointed a Valuation
Sub-Committee, which may make
determinations of fair value required when the
Audit Committee is not in session. The current
members of the Valuation Sub-Committee are
William McClayton, Richard J. Herring and
John W. Ballantine (Alternate). The Audit
Committee also approves and recommends to
the Board the appointment, retention or
termination of the independent registered
public accounting firm for a fund, reviews the
scope of audit and internal controls, considers
and reports to the Board on matters relating to
a fund’s accounting and financial reporting
practices, and performs such other tasks as
the full Board deems necessary or appropriate.
			William McClayton (Chair), Richard J. Herring (Vice Chair) and John W. Ballantine
I-12

Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
NOMINATING AND GOVERNANCE COMMITTEE	5
Recommends individuals for membership on
the Board, nominates officers, Board and
committee chairs, vice chairs and committee
members, and oversees the operations of the
Board. The Nominating and Governance
Committee has not established specific,
minimum qualifications that must be met by an
individual to be considered by the Nominating
and Governance Committee for nomination as
a Board Member. The Nominating and
Governance Committee may take into account
a wide variety of factors in considering Board
Member candidates, including, but not limited
to: (i) availability and commitment of a
candidate to attend meetings and perform his
or her responsibilities to the Board, (ii) relevant
industry and related experience, (iii)
educational background, (iv) financial expertise,
(v) an assessment of the candidate's ability,
judgment and expertise, and (vi) the current
composition of the Board. The Committee
generally believes that the Board benefits from
diversity of background, experience and views
among its members, and considers this as a
factor in evaluating the composition of the
Board, but has not adopted any specific policy
in this regard. The Nominating and Governance
Committee reviews recommendations by
shareholders for candidates for Board positions
on the same basis as candidates
recommended by other sources. Shareholders
may recommend candidates for Board
positions by forwarding their correspondence
by US mail or courier service to Keith R. Fox,
DWS Funds Board Chair, c/o Thomas R. Hiller,
Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199-3600.
			Rebecca W. Rimel (Chair), John W. Ballantine (Vice Chair) and William McClayton
OPERATIONS COMMITTEE	5
Reviews the administrative operations and
general compliance matters of the funds.
Reviews administrative matters related to the
operations of the funds, policies and
procedures relating to portfolio transactions,
custody arrangements, fidelity bond and
insurance arrangements and such other tasks
as the full Board deems necessary or
appropriate.
			William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair) and Rebecca W. Rimel
DIVIDEND COMMITTEE	0
Authorizes dividends and other distributions for
those funds that are organized as Maryland
corporations or as series of a Maryland
corporation. The Committee meets on an as-
needed basis. The Committee applies only to
the following corporations: Deutsche DWS
Global/International Fund, Inc. and Deutsche
DWS International Fund, Inc.
			Dawn-Marie Driscoll, Keith R. Fox, John W. Ballantine (Alternate), Richard J. Herring (Alternate), William McClayton (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate)
Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.
I-13

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.
Board Members who are officers, directors, employees or stockholders of DWS or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DWS, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each current Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2019.
Aggregate Compensation from each fund
Board Member	DWS California Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Independent Board Member:
John W. Ballantine	$3,640	$1,544
Dawn-Marie Driscoll	$3,560	$1,515
Keith R. Fox	$4,764	$1,970
Richard J. Herring	$3,560	$1,515
William McClayton	$3,861	$1,628
Rebecca W. Rimel	$3,861	$1,628
William N. Searcy, Jr.	$3,861	$1,628
Total Compensation from DWS Fund Complex
Board Member	Total Compensation from each fund and DWS Fund Complex(1)
Independent Board Member:
John W. Ballantine(3)	$320,000
Dawn-Marie Driscoll	$295,000
Keith R. Fox(2)	$395,000
Richard J. Herring	$295,000
William McClayton(3)	$320,000
Rebecca W. Rimel(3)	$320,000
William N. Searcy, Jr.(3)	$320,000
(1)
For each Independent Board Member, total compensation from the DWS fund complex represents compensation from 77 funds as of December 31, 2019.
(2)
Includes $100,000 in annual retainer fees received by Mr. Fox as Chairperson of DWS funds.
(3)
Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee.
I-14

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team as well as in all US registered DWS funds advised by the Advisor as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
DWS California Tax-Free Income Fund
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ashton P. Goodfield	$50,001 - $100,000	Over $1,000,000
Michael J. Generazo	$1 - $10,000	$10,001 - $50,000
Matthew J. Caggiano	$10,001 - $50,000	$100,001 - $500,000
DWS New York Tax-Free Income Fund
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ashton P. Goodfield	$50,001 - $100,000	Over $1,000,000
Matthew J. Caggiano	$10,001 - $50,000	$100,001 - $500,000
Peter Aloisi	$0	$100,001 - $500,000
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
DWS California Tax-Free Income Fund
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	8	$7,531,967,662	0	$0
Michael J. Generazo	5	$5,946,859,477	0	$0
Matthew J. Caggiano	4	$5,500,663,294	0	$0
I-15

DWS New York Tax-Free Income Fund
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	8	$7,943,920,090	0	$0
Matthew J. Caggiano	4	$5,912,615,722	0	$0
Peter Aloisi	3	$1,802,097,904	0	$0
DWS California Tax-Free Income Fund
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Michael J. Generazo	0	$0	0	$0
Matthew J. Caggiano	0	$0	0	$0
DWS New York Tax-Free Income Fund
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Matthew J. Caggiano	0	$0	0	$0
Peter Aloisi	0	$0	0	$0
DWS California Tax-Free Income Fund
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Michael J. Generazo	2	$33,293,149	0	$0
Matthew J. Caggiano	2	$2,377,904,148	0	$0
I-16

DWS New York Tax-Free Income Fund
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Matthew J. Caggiano	2	$2,377,904,148	0	$0
Peter Aloisi	20	$76,342,002	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.
I-17

Part I: Appendix I-E—Service Provider Compensation
DWS California Tax-Free Income Fund
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2020	$3,193,465	$306,314	$731,928	$0
2019	$3,475,739	$246,653	$809,700	$0
2018	$4,140,102	$467	$967,974	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2020	$57,145	$57,145
2019	$62,098	$62,098
2018	$69,987	$69,987
DWS New York Tax-Free Income Fund
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2020	$1,277,502	$209,363	$282,108	$0
2019	$1,324,214	$154,833	$297,432	$0
2018	$1,688,721	$35,647	$384,219	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2020	$35,969	$35,969
2019	$37,790	$37,790
2018	$41,494	$41,494
The following waivers are currently in effect:
DWS California Tax-Free Income Fund
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.79%, 1.54%, 0.54% and 0.54% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
DWS New York Tax-Free Income Fund
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at ratios no higher than 0.78%, 1.53%, 0.53% and 0.53% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund's Board.
I-18

Part I: Appendix I-F—Sales Charges
The following tables show the aggregate amount of underwriting commissions paid, the amount of underwriting commissions retained by DDI and any CDSCs paid to DDI for the noted fiscal period(s). Any commissions not retained by DDI were paid out to unaffiliated brokers.
Class A Initial Sales Charge:
	Fiscal Year	Aggregate Sales Commissions	Aggregate Commissions Retained by DDI
DWS California Tax-Free Income Fund	2020	$2,724	$2,123
	2019	$9,064	$5,063
	2018	$11,537	$4,605
DWS New York Tax-Free Income Fund	2020	$3,361	$1,886
	2019	$12,143	$5,850
	2018	$15,570	$6,754
CDSC Paid to DDI on:
	Fiscal Year	Class A Shares	Class C Shares
DWS California Tax-Free Income Fund	2020	$15,610	$348
	2019	$7,691	$987
	2018	$26,461	$1,308
DWS New York Tax-Free Income Fund	2020	$27,139	$162
	2019	$5,201	$1,000
	2018	$18,589	$454
I-19

Part I: Appendix I-G—Distribution Plan Payments
Expenses of each fund paid in connection with the Rule 12b-1 Plans for each class of shares that has adopted a Rule 12b-1 Plan are set forth below for the most recent fiscal year.
12b-1 Compensation to Underwriter and Firms:
		12b-1 Distribution Fees	12b-1 Shareholder Services Fees	12b-1 Shareholder Services Fees Waived
DWS California Tax-Free Income Fund	Class A	N/A	$838,095	$140,074
	Class C	$167,391	$55,668	$14,189
DWS New York Tax-Free Income Fund	Class A	N/A	$248,669	$32,703
	Class C	$69,797	$23,241	$8,227
I-20

Part I: Appendix I-H—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook.
Portfolio Turnover Rates
Fund	2020	2019
DWS California Tax-Free Income Fund	57%	48%
DWS New York Tax-Free Income Fund	51%	41%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
DWS California Tax-Free Income Fund	2020	$0
	2019	$0
	2018	$0
DWS New York Tax-Free Income Fund	2020	$0
	2019	$0
	2018	$0
Brokerage Commissions Paid to Affiliated Brokers
	Fiscal Year	Name of Affiliated Broker	Affiliation	Aggregate Brokerage Commissions Paid by Fund to Affiliated Brokers	% of the Total Brokerage Commissions	% of the Aggregate Dollar Value of all Portfolio Transactions
DWS California Tax-Free Income Fund	2020	None	—	None	—	—
	2019	None	—	None	—	—
	2018	None	—	None	—	—
DWS New York Tax-Free Income Fund	2020	None	—	None	—	—
	2019	None	—	None	—	—
	2018	None	—	None	—	—
Each fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.
Transactions for Research Services
For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.
Fund	Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
DWS California Tax-Free Income Fund	$0	$0
DWS New York Tax-Free Income Fund	$0	$0
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Part I: Appendix I-I—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.
DWS California Tax-Free Income Fund
Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
DWS New York Tax-Free Income Fund
Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
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Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
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Part I: Appendix I-J—Securities Lending Activities
Each fund had no securities lending activity during its most recent fiscal year.
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Part I: Appendix I-K—Additional Information
Fund and its Fiscal Year End	Class	CUSIP Number
DWS California Tax-Free Income Fund	Class A	25158X104
	Class C	25158X302
Fiscal Year End: 8/31	Institutional Class	25158X815
	Class S	25158X401
DWS New York Tax-Free Income Fund	Class A	25158X500
	Class C	25158X708
Fiscal Year End: 8/31	Institutional Class	25158X799
	Class S	25158X807
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Part I: Appendix I-L—State Specific Risk Factors—California and New York
STATE SPECIFIC RISK FACTORS—CALIFORNIA
DWS California Tax-Free Income Fund normally invests in bonds issued by the State of California or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of the preparation of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.
The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the State’s current or projected financial situation, which in turn could hamper fund performance.
The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.
State Budget Process
The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual budget act as approved by the State’s Legislature (the “Legislature”) and signed by the Governor (in this section, the “Budget Act”). The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (in this section, the “Governor’s Budget”). State law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the State’s Department of Finance (“Department of Finance”) submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision, and the resulting updated budget is used as the basis for the final negotiations between the Governor and the Legislature to reach agreement on that year’s Budget Act. Each fiscal year’s Budget Act, along with appropriation bills and “trailer bills” which are part of a budget package, must be approved by a majority vote of each House of the Legislature.
Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.
The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.
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Fiscal Year 2019-20 Budget
The 2019-20 Governor’s Budget, released on January 9, 2019, revised various revenue and expenditure estimates for fiscal year 2018-19. It projected that the State would end fiscal year 2019-20 with General Fund revenues of $144.4 billion ($142.6 billion after transfers), $4.7 billion over estimated 2018-19 revenues. This projected increase was partly attributable to planned increases in housing production and funding for health and human services. The 2019-20 Governor’s Budget projected to end fiscal year 2019-20 with total reserves of $18.5 billion. These estimates included transfers to the BSA of $1.8 billion in fiscal year 2019-20. General Fund expenditures for fiscal year 2019-20 were projected at $144.2 billion, an increase of $109 million or 0.1% compared with 2018-19 totals.
Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. The May Revision to the 2019-20 Governor’s Budget projected reserves of $16.5 billion in the BSA as required under Proposition 2 and $1.6 billion in the Special Fund for Economic Uncertainties. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts.
On January 14, 2019, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2019-20 Governor’s Budget (“January LAO Report”). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.
The January LAO Report stated that the 2019-20 Governor’s Budget reflected a budget situation that was better than expected. The January LAO Report estimated that even after taking into account various constitutional spending requirements, caseload growth and inflation, the 2019-20 Governor’s Budget contemplated approximately $20.6 billion in available discretionary resources to allocate among a variety of priorities, including one-time spending and debt repayments. Because most of the surplus was expected to consist of one-time funding, the January LAO Report agreed that the emphasis of the 2019-20 Governor’s Budget on paying down debt, building reserves and restricting most new spending to one-time outlays was appropriate.
On June 27, 2019, the Governor signed the budget act for fiscal year 2019-20 (the “2019 Budget Act”), which included an analysis of the projected effects on the General Fund of the federal Tax Cuts and Jobs Act enacted in December 2017. The 2019 Budget Act continued to pay down debts and liabilities, increased fund balances in the BSA and Safety Net Reserve Fund, included an initial deposit to the Public School System Stabilization Account, and invested in education and health care. The 2019 Budget Act also projected a structurally balanced budget through fiscal year 2022-23.
General Fund revenues and transfers for fiscal year 2019-20 were projected at $143.8 billion, an increase of $5.8 billion or 4.2% compared with revised estimates for fiscal year 2018-19. These estimates included transfers to the BSA of $3.6 billion for fiscal year 2018-19 and $2.2 billion for fiscal year 2019-20. The transfers had the effect of lowering the total reported levels of General Fund revenues and transfers for such fiscal years by the amounts of the transfers.
General Fund expenditures for fiscal year 2019-20 were projected at $147.8 billion, an increase of $5.1 billion or 3.6% compared with revised estimates for fiscal year 2018-19. The main components of the $5.1 billion increase in expenditures were: a $5.8 billion increase for health and human services, a $4 billion decrease in government operations, a $1.1 billion increase for higher education, a $1 billion increase in business, consumer services and housing, and a $0.8 billion increase for K-12 education.
The 2019 Budget Act’s revised revenue and expenditure estimates for fiscal year 2018-19 reflected an increase of $4.7 billion of revenues and transfers, primarily due to higher than projected tax revenues with personal income tax revenue higher by $3.3 billion and corporation tax revenue higher by $1.5 billion. The estimated transfer into the BSA decreased by $0.8 billion which contributed to the $4.7 billion increase in the revised estimate of revenues and transfers for fiscal year 2018-19.
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The 2019 Budget Act proposed funding of $81.1 billion for fiscal year 2019-20, including $55.9 billion from the General Fund, to K-12 and community college education programs. The 2019 Budget Act proposed total State funding of $18.5 billion for fiscal year 2019-20, including $17.5 billion from the General Fund, for all major segments of higher education.
The 2019 Budget Act also included costs of $20 billion in fiscal year 2019-20 for the optional Medi-Cal expansion, including $2.2 billion from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2019, the State assumed 6% of these costs with the State’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. The 2019 Budget Act projected that in fiscal year 2019-20, approximately 3.8 million Californians would have health insurance through the optional expansion of Medi-Cal. The 2019 Budget Act contemplated a statewide requirement, effective January 1, 2020, for Californians to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under the Affordable Care Act (“ACA”). The 2019 Budget Act codified an intention to extend the Managed Care Organization tax in fiscal year 2019-20; however, the fiscal impact on the General Fund of extending the tax is not captured by the 2019 Budget Act.
Fiscal Year 2020-21 Budget
The 2020-21 Governor’s Budget, released on January 10, 2020, before the onset of the COVID-19 pandemic, revised various revenue and expenditure estimates for fiscal year 2019-20. It projected that the State would end fiscal year 2020-21 with General Fund revenues of $153.4 billion ($151.6 billion after transfers), $4.5 billion over estimated 2019-20 revenues. This projected increase is partly attributable to an improved outlook for corporation tax. The 2020-21 Governor’s Budget projected to end fiscal year 2020-21 with total reserves of $19.3 billion. These estimates include transfers to the BSA of $1.9 billion in fiscal year 2020-21. General Fund expenditures for fiscal year 2020-21 were projected at $153.1 billion, an increase of $3.3 million or 0.9% compared with 2019-20 totals.
Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Due to the COVID-19 pandemic, the 2020 Budget Act suspends the fiscal year 2020-21 deposit into the BSA and withdraws $7.8 billion, leaving a balance of $8.3 billion in the BSA for use in future years. Under current projections, Proposition 2 will also result in $9.9 billion in reductions of debts and liabilities through fiscal year 2020-21.
On January 13, 2020, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2020-21 Governor’s Budget (“January LAO Report”). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.
The January LAO Report stated that the 2020-21 Governor’s Budget reflects a budget situation that is better than expected. The January LAO Report estimated that even after taking into account various constitutional spending requirements, caseload growth and inflation, the 2020-21 Governor’s Budget contemplates approximately $6 billion in available discretionary resources to allocate among a variety of priorities, including one-time spending and debt repayments. Most of the $6 billion surplus is expected to consist of one-time spending, especially proposals to reduce homelessness, but the surplus also is expected to consist of $1.6 billion in ongoing spending. For this reason, the January LAO Report emphasized that rather than focusing the surplus on ongoing spending, it may be more prudent to build additional reserves to supplement California’s fiscal resilience.
On June 29, 2020, the Governor signed the budget act for fiscal year 2020-21 (the “2020 Budget Act”), which included a number of changes from the Governor’s Budget and May Revision, in large part due to the impact of the COVID-19 pandemic. The Budget Act identified several material adverse impacts on the state’s economic and financial condition resulting from the COVID-19 pandemic, including increasing expenditures related to the state’s efforts to slow and reduce the spread of COVID-19, increasing costs of the provision of health and human services, and decreasing revenues due to the state, national and international economic toll of the pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on the state and national economy, triggered a historic drop and ongoing volatility in the stock market, and a recession. These efforts resulted in significant declines in the state revenues from recent levels, as well as increased expenditures required to manage and mitigate COVID-19’s impact on the state, and are expected to continue to do so in the foreseeable future. Job losses and business closures caused by the
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COVID-19 recession sharply reduced state revenues. Compared to the 2020-21 Governor’s Budget forecast prepared in January 2020, General Fund revenues are projected to decline by over $41 billion. The revenue drop, combined with increased costs in health and human services, and added costs to respond to the COVID-19 pandemic, led to a $54.3 billion projected fiscal year 2020-21 budget deficit, absent corrective measures.
The 2020 Budget Act closes the deficit through the use of existing reserves, special fund borrowing, deferrals, cancelled program expansions and trigger reductions. The trigger reductions include $11.1 billion in expenditure reductions and deferrals that will be restored if the State receives at least $14 billion in federal funds. If the state receives a lesser amount of federal funds (between $2 billion and $14 billion), the triggered reductions will be partially restored. The $11.1 billion in reductions includes $6.6 billion in deferred spending on schools and $2.8 billion in state employee compensation reductions. The COVID-19 pandemic has materially adversely affected the state’s revenues and expenditures and is expected to continue to do so.
General Fund revenues and transfers for fiscal year 2020-21 were projected at $137.7 billion, an increase of $94 million or 0.1% compared with revised estimates for fiscal year 2019-20. These estimates include transfers to the BSA of $2.1 billion for fiscal year 2019-20 and a withdrawal from the BSA for deposit into the General Fund of $7.8 billion for fiscal year 2020-21. The transfer has the effect of lowering the total reported levels of General Fund revenues and transfers for such fiscal years by the amounts of the transfer, and the withdrawal has the effect of increasing the projected General Fund revenues by the net amount of the withdrawal.
General Fund expenditures for fiscal year 2020-21 were projected at $133.9 billion, a decrease of $13.0 billion or 8.9% compared with revised estimates for fiscal year 2019-20. The main components of the $13.0 billion decrease in expenditures are: a $2.9 billion increase for health and human services, a $0.8 billion decrease in government operations, a $2.9 billion decrease in general government, a $1.3 billion decrease for higher education, a $0.9 billion decrease in business, consumer services and housing, and a $6.8 billion decrease for K-12 education.
The 2020 Budget Act’s revised revenue and expenditure estimates for fiscal year 2019-20 reflect a decrease of $6.8 billion of revenues and transfers, primarily due to lower than projected tax revenues with personal income tax revenue lower by $6.8 billion and sales and use tax revenue lower by $2.3 billion. The estimated General Fund expenditures decreased by $0.8 billion which contributed to the $6.8 billion decrease in the revised estimate of revenues and transfers for fiscal year 2019-20.
The 2020 Budget Act proposed funding of $70.9 billion for fiscal year 2020-21, including $45.1 billion from the General Fund, to K-12 and community college education programs. The 2020 Budget Act proposed total State funding of $16.7 billion for fiscal year 2020-21, including $15.8 billion from the General Fund, for all major segments of higher education.
The 2020 Budget Act also included costs of $22.4 billion in fiscal year 2020-21 for the optional Medi-Cal expansion, including $2.3 billion from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2020, the State is responsible for 10% of the total costs. The 2020 Budget Act projects that in fiscal year 2020-21, approximately 3.9 million Californians will have health insurance through the optional expansion of Medi-Cal. The 2019 Budget Act contemplated a statewide requirement, effective January 1, 2020, for Californians to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under the Affordable Care Act (“ACA”). The 2019 Budget Act also included advanced premium assistance subsidies to individuals with household incomes below 138 percent and between 200 and 600 percent of the Federal Poverty Level beginning January 1, 2020. The 2020-21 Budget includes $217.0 million in fiscal year 2019-20 and $348.9 million in fiscal year 2020-21 for these subsidies.
Other Considerations
Any deterioration of the State’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of California municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any
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perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. An insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. In the past, as a result of financial and economic difficulties, several California municipalities filed for bankruptcy protection under Chapter 9. Additional municipal bankruptcy filings may occur in the future.
The COVID-19 pandemic has exacerbated each of the foregoing risks. During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.
The above discussion of the fiscal year 2019-20 and 2020-21 budgets is based on estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.
California’s General Economic Conditions. California’s economy, the largest among the 50 states, one of the largest in the world (in terms of gross domestic product), and one of the most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.
California benefitted from broad-based growth following the end of the severe economic downturn in 2009. The COVID-19 pandemic ended the longest economic expansion in U.S. history in February 2020 and the US, including California, entered a recession. As a consequence, absent corrective actions, significant budget deficits are projected to occur through at least the 2023-24 fiscal year, driven principally by lower wages, capital gains realizations, consumption, and corporate profits as a result of the COVID-19 pandemic’s negative impact on economic growth.
In addition to the recession caused by the onset of the COVID-19 pandemic, there remain a number of budget risks that could threaten the State’s financial condition. These risks include potentially unfavorable changes to federal policies, the still uncertain impact of recent changes in federal tax law and trade policy, the impact of the state’s critical housing shortage, the risk of a state population undercount in the 2020 Census, the impact of climate change, and the significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The State is committed to further reducing unfunded pension liabilities and retiree health care cost liabilities. There can be no assurances that the State will not face fiscal stress and cash pressures again as it has periodically in the past or that other changes in the State or national economies or in federal policies will not materially adversely affect the financial condition of the State.
California’s unemployment rate fell to another record low of 3.9% in October 2019, where it stayed for five consecutive months. However, with the onset of the COVID-19 pandemic, the State’s unemployment rate averaged a record-high 15.9% in the second quarter of 2020. In July 2020, an average of 3.4 million Californians were claiming unemployment insurance, and an additional 1.1 million were claiming Pandemic Unemployment Assistance. In contrast, an average of 440,000 Californians were claiming unemployment insurance in February 2020, before the onset of the COVID-19 pandemic. After growing 5.0% in 2019, California's total personal income was projected to contract by 8.9% in 2020, and is not expected to return to pre-pandemic levels until 2023.
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Inflation in California since 2014 remained concentrated most notably in housing due to housing supply and demand imbalances. Overall inflation in California was projected to slow to 1.0% in 2020 due to decreased demand for nonessential goods and services. Inflation in California was projected to rebound beginning in 2021, gradually increasing to 3.5% in 2022 and 2023.
Cash Flow Requirements. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. Current State debt obligations include:
General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.
Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service pursuant to the continuing appropriation contained in the bond act if the specified revenue source is not sufficient. As of July 1, 2020, the State had outstanding approximately $72.7 billion aggregate principal amount of long-term general obligation bonds, of which approximately $71.9 billion were payable primarily from the State’s General Fund and approximately $778.9 million were self-liquidating bonds payable first from other special revenue funds. As of July 1, 2020, there were approximately $31.9 billion of authorized and unissued long-term voter-approved general obligations bonds which, when issued, will be payable principally from the General Fund.
On June 3, 2014, State voters approved a ballot measure which, together with its authorizing legislation, cancelled $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, and replaced it with $600 million of authorization for general obligation bonds to finance rental housing programs for veterans. Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, with the General Fund making up any shortfall if the mortgage payments were insufficient, the rental housing bonds are payable directly and solely from the General Fund.
In the November 2018 general election, voters passed Proposition 1, authorizing the State to issue $4 billion in general obligation bonds to fund veterans and affordable housing services ($3 billion for various housing programs and $1 billion for home loan assistance to veterans). The bonds are anticipated to increase the General Fund’s debt service expenditures by approximately $170 million annually for 35 years. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.
Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds.
Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. Approximately $2.3 billion of commercial paper is now authorized. As of July 1, 2020, approximately $1.1 billion of commercial paper notes was outstanding.
Lease-Revenue Obligations. In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are
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leased to a State agency, the California State University, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the General Fund. As of July 1, 2020, the State had approximately $8.5 billion lease-revenue obligations outstanding supported by the General Fund, and approximately $7.6 billion authorized but unissued lease-revenue obligations. The budget act for fiscal year 2014-15 (the “2014 Budget Act”) also included an appropriation of $54.2 million to pay an annual service fee to the private developer of the new Long Beach Courthouse. Service fees for the Long Beach Courthouse, which are subject to annual appropriation by the Legislature, are expected to be approximately $2 billion over a period of 35 years.
Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $68.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2020.
Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to the ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This resulted in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of the 2020 Budget Act, none of the State’s BAB subsidy payments have been reduced because of such an offset.
Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB State Public Works Board lease-revenue bonds. Approximately $204 million of the BAB State Public Works Board lease-revenue bonds have been redeemed. The aggregate amount of subsidy payments to be received for fiscal year 2020-21 through the maturity of these bonds (mostly 20 to 30 years) is approximately $5.43 billion for the general obligation BABs and $123.3 million for the lease-revenue BABs.
Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and State Public Works BABs, so this reduction will not affect the State’s ability to pay all of its debt service on time, nor have any material impact on the State’s General Fund.
Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate memorandum of understanding, half of the payments made by the participating manufacturers will be paid to the State and half to certain local governments. The specific
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amount to be received by the State and such local governments is subject to adjustment. The MSA requires reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain “Previously Settled States” and certain other types of offsets.
State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.
The credit enhancement mechanism applies to certain tobacco settlement bonds that were issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $1.84 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request a General Fund appropriation from the Legislature in the event tobacco settlement revenues are insufficient to pay debt service on the enhanced bonds, and in the event that certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. Every enacted budget since 2003 has included this appropriation, but use of the appropriated money has never been required.
Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2020, the balance of the reserve fund for the enhanced bonds was approximately $146.8 million. If, in any future year tobacco settlement revenues are less than the required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is neither obligated to replenish the reserve fund from the General Fund nor obligated to request an appropriation to replenish the reserve fund.
Cash Flow Borrowings. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary. In order to mitigate the effects of COVID-19 disruptions on individuals and many businesses and conform with federal income tax deadlines, the state has delayed the deadline for filing and payment of personal income taxes and corporation taxes to July 15, 2020, and has also taken other actions which resulted in delays in the state's receipt of sales and use taxes. Several counties waived penalties for the late filing of property taxes (which are a factor in determining the state's Proposition 98 school funding obligation). All of these delays in tax filings and payments reduced the receipt of a significant portion of revenues until the third and fourth quarters of 2020.
The General Fund is authorized to borrow for cash management purposes from more than 800 funds in the State Treasury. Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board. The Legislature may occasionally adopt legislation establishing additional authority to borrow from special funds. As of the 2020 Budget Act, the General Fund is projected to have at least $29 billion of internal funds (excluding the BSA and the Special Fund for Economic Uncertainties) available to borrow during fiscal year 2020-21. However, the COVID-19 pandemic has significantly impacted the State’s expected cash flow for fiscal year 2020-21. The State may also borrow from the BSA, which was reduced to $8.7 billion in July 2020 and was expected to be reduced to $8.3 billion in September 2020. The State may also transfer funds into the General Fund from the Special Fund for Economic Uncertainties, which is not a special fund.
As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied
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Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State’s Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes (as provided in Article XIII, Section 36 of the State’s Constitution, enacted by Proposition 30); (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees’ wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.
The State entered the 2020-21 fiscal year with a General Fund positive cash balance at June 30, 2020 of $5.4 billion. The State entered fiscal year 2020-21 with an outstanding loan balance of $20 billion. The State’s cash flow projections for the balance of the fiscal year 2019-20 show no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $9 billion at the end of each month.
Although the State may choose to employ additional cash management measures if necessary, such as delaying certain types of disbursements, increasing the internal borrowing capacity, deferring some of the State’s disbursements until later in the then-current fiscal year, or issuing registered warrants, none of these are planned to be used in fiscal year 2020-21.
Since 2006, a significant amount of new general obligation bonds, lease-revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from approximately $44.9 billion as of July 1, 2006 to approximately $80.4 billion as of July 1, 2020, while still leaving current authorized and unissued bonds of about $31.9 billion.
In 2009 and 2010, over $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. Based on estimates from the Department of Finance, approximately $4.8 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $783 million of lease-revenue bonds will be issued in fiscal year 2020-21. The State also expects to issue refunding bonds as market conditions warrant.
The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) can fluctuate. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the General Fund revenue estimates less transfers to/from the BSA contained in the 2020-21 Governor’s Budget and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 6.16% in fiscal year 2020-21 and 6.56% in fiscal year 2021-22.
Bond Ratings
S&P, Moody’s and Fitch assign ratings to California’s long-term general obligation bonds. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. As of September 2, 2020, California’s general obligation bonds were rated “Aa2” by Moody’s, “AA-” by S&P and “AA” by Fitch.
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The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.
There can be no assurance that any such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments, which could negatively impact the Fund’s performance. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.
Litigation
At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues and cash flow. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in any one year.
There are several pending actions against the State, including actions challenging school financing, statutes that reformed California redevelopment law, Medi-Cal reimbursements, and actions advocating for prison health care reform and a reduction of prison population.
Litigation related to the State’s plans for a high-speed rail system is ongoing and may pose challenges to the use of funds for the construction of the high-speed rail. In the event of a final decision adverse to the State that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement. In addition, in May 2019, the Federal Railroad Administration (“FRA”) issued a decision to terminate a grant agreement providing $930 million in unexpended funds for the high-speed rail project. The State and the California High-Speed Rail Authority (“CHSRA”) filed an action challenging the determination decision.
Several lawsuits have been filed on behalf of individuals, businesses and public agencies against the California Department of Water Resources in connection with the Department of Water Resources’ State Water Project. The State Water Project encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including a dam at Lake Oroville. In February 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville. Several lawsuits have been filed asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed. At this time, it is unknown what future net financial impact this litigation may have on the General Fund.
Constitutional, Legislative and Other Factors
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.
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Revenue Distribution. Certain debt obligations in the Fund’s portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and their various entities is unclear.
Health Care Legislation. Certain debt obligations in the Fund’s portfolio may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.
The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. California law provides that the State shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients.
In most geographical areas of California, only those hospitals that enter into a Medi-Cal contract with the State will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the Legislature appropriates adequate funding therefor.
These payment obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. State law established the Health Facility Construction Loan Insurance Fund as a trust fund that is continuously appropriated and may only be used for purposes of this program. This fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent actuarial study of the fund as of June 30, 2016 was completed in August 2018. It concluded, among other things, that the Health Facility Construction Loan Insurance Fund appears to be sufficient and, based upon a number of assumptions, should maintain a positive balance until fiscal year 2045-46. As of May 31, 2020, the Office of Statewide Health Planning and Development insured 78 loans to nonprofit or publicly-owned health facilities throughout California, with an aggregate par amount of approximately $1.786 billion and a cash balance of approximately $164 million.
The ACA increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid – a mandatory expansion by simplifying rules affecting eligibility, enrollment and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally, the ACA required specified rate increases for primary care for two years beginning January 1, 2013 and prohibited California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements went into effect in 2014.
Health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange, also known as “Covered California,” which started in 2014. The 2020 Budget Act included $22.4 billion in costs in fiscal year 2020-21 related to the optional expansion. The federal government paid nearly 100% of the costs
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of this expansion for the fiscal years 2013-14 through 2015-16. As of January 1, 2020, California is responsible for 10% of these costs. The 2020 Budget Act projects that in fiscal year 2020-21, approximately 3.9 million Californians will have health insurance through the optional expansion of Medi-Cal, and 1.4 million through Covered California.
Mortgages and Deeds. Certain debt obligations in the Fund’s portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor’s right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee’s sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the “one form of action” rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.
Upon the default of a mortgage or deed of trust with respect to California real property, the creditor’s nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer’s obligations.
In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute “State action,” and could hold that the private-right-of-sale proceedings violate the due process requirements of the federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.
Certain debt obligations in the Fund’s portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California’s statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.
Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months’ advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.
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Wildfire Fund. The Legislature enacted AB 1054 on July 12, 2019, to address public utility liability for wildfires by, among other measures, establishing a wildfire fund (“Wildfire Fund”) to pay eligible claims arising from certain wildfires. It is anticipated that the State’s three largest public utilities’ shareholders and their ratepayers (by a charge collected by the public utilities at the direction of the California Public Utilities Commission) will jointly contribute to the Wildfire Fund in an amount up to $21 billion. In addition to allowing direct transfers of the ratepayer charge to the Wildfire Fund, the legislation authorizes the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund, debt service on such bonds to be paid by the ratepayer charge.
The legislation also requires a transfer to the Wildfire Fund of $2 billion, which was made on August 15, 2019, from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund. This $2 billion transfer was made as a loan to provide necessary cash on a short-term basis for claims-paying resources, and it is expected to be repaid from proceeds of bonds to be issued by the Department of Water Resources in the latter half of 2020. These bonds would constitute a portion of the $10.5 billion of bonds authorized by the legislation to be issued by Department of Water Resources. If the California Public Utilities Commission does not direct the collection of the ratepayer charge payable to the Department of Water Resources by a specified date, the Director of Finance is authorized, upon satisfaction of certain other conditions, to cause the transfer of up to an additional $8.5 billion to the Wildfire Fund from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund as a cash loan. If the California Public Utilities Commission does not act as anticipated with respect to directing the collection of the ratepayer charge in a timely manner, the source of repayment of such a cash loan has not been determined and, thus, further legislation and/or subsequent action would be needed by the California Public Utilities Commission.
Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.
Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of Article XIIIA defines “full cash value” to mean “the County Assessor’s valuation of real property as shown on the 1975/76 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.
Legislation enacted by the Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.
Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and State Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax they receive.
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As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.
In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22, which permanently prohibits any future such borrowing. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.
Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Payment of mandated costs incurred prior to fiscal year 2004-05 are required to begin in fiscal year 2006-07 and to be paid over a term of 15 years.
The 2014 Budget Act suspended 60 mandates subject to Proposition 1A of 2004 for the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $900 million. That amount would be payable if the Legislature had chosen to fund all suspended mandates. The amended budget act for fiscal year 2009-10 authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated approximately $2 billion that will be used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs.
Proposition 22. Passed November 2, 2010, this proposition, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 supersedes Proposition 1A by prohibiting the State from borrowing sales tax or excise taxes on motor vehicle fuels or changing the allocations of those taxed among local governments except pursuant to specified procedures involving public notices and hearings, although Proposition 1A borrowing done in 2009 is grandfathered. In addition, any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed under Proposition 22.The inability of the State to borrow or redirect property tax funds reduces the State’s flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.
Proposition 25. Passed November 2, 2010, pursuant to this proposition, a budget act (or other appropriation bills and “trailer bills” which are part of the budget package) must be approved by a majority vote of each House of the Legislature. This is a reduction from the requirement for a two-thirds vote. In addition, Proposition 25 permits the Governor to reduce or eliminate specific line items in a budget act or any bills that amend the budget act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the State Legislature.
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Proposition 26. Passed November 2, 2010, this proposition revises provisions in Articles XIIIA and XIIIC of the State Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both Houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by a majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring a two-thirds vote of approval for passage.
Proposition 58. Shortly after being elected in October 2003, then-Governor Schwarzenegger asked the Legislature to send to California voters a proposal to amend the State Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, which amended Article XIIIB of the State Constitution. The amendment provided for the following:
1. Required enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;
2. Allowed the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;
3. Required the Legislature to stop other action and act on legislation proposed to address the emergency;
4. Established the BSA as a second budgetary reserve;
5. Provided that the California Economic Recovery Bond Act is for a single object or work; and
6. Prohibited any future deficit bonds.
Proposition 2. Proposition 2, which revised Proposition 58 requirements, was approved by the voters in 2014 and became effective in fiscal year 2015-16.
Proposition 2 superseded the BSA provisions of Proposition 58, providing for both paying down debt and other long-term liabilities and saving for a rainy day by making specified deposits into the BSA.
In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains. Proposition 2:
1. Requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase and requires a calculation of 1.5% of annual General Fund revenues;
2. Requires half of each year’s calculated amount for the first 15 years be used to pay specified types of debt or other long-term liabilities and half be deposited into the BSA;
3. Allows the withdrawal of BSA funds only for a disaster, as defined, or if spending remains at or below the highest level of spending from the past three years;
4. Creates the Public School System Stabilization Account, in which spikes in funding will be saved for future years;
5. Sets the maximum size to be reserved in the BSA for a fiscal year at 10% of General Fund revenues; and
6. Requires that the State provide a multiyear budget forecast to help better manage the State’s long-term finances.
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A number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of General Fund or special fund revenues, or otherwise limited the Legislature and Governor’s discretion in enacting budgets.
The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth State spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.
Proposition 62. Approved on November 4, 1986, Proposition 62 further restricted the ability of local governments to raise taxes and allocate approved tax revenues. Several decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. However, the California Supreme Court has upheld a requirement imposed by Proposition 62 that “special taxes” be approved by two-thirds of the voters voting in an election on the issue. As a result of this decision, other taxes that have been imposed by local governments in the State may be invalidated, and it may become more difficult for local governments to raise taxes.
Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily through the Proposition 98 Guarantee. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-12 and community college education the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-12 and community college education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of 1% is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth. The passage of Proposition 30 in 2012 provided temporary increases in personal income tax rates through December 31, 2018 and required the additional revenues to be expended to support K-12 public schools and community colleges as part of the Proposition 98 Guarantee. In 2016, voters approved Proposition 55, which extended the personal income tax increase imposed by Proposition 30 through tax year 2030.
The 2020 Budget Act proposes Proposition 98 funding of $70.9 billion for fiscal year 2020-21, of which $45.1 billion is from the General Fund. The 2020 Budget Act includes a decrease of $10.1 billion over the amount assumed for fiscal year 2019-20 in the 2019 Budget Act.
Proposition 98 may also create two forms of future obligations for the State General Fund: maintenance factor payments and settle-up payments. Both of these obligations have been created in years leading up to fiscal year 2019-20. The 2019 Budget Act included $391 million in settle-up payments and a $296 million discretionary payment, which represent prior years of Proposition 98 underfunding. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year. Any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.
Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the “Right to Vote on Taxes Act.” Proposition 218 further limited the ability of local governments to raise taxes, fees and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.
Other Considerations
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California’s financial position has been materially adversely impacted due to the onset of the COVID-19 pandemic in March 2020. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on California’s economy and triggered ongoing volatility in the stock market. The State has made, and expects to continue to make, significant upfront emergency expenditures of several billion dollars to respond to COVID-19. In March 2020, the State legislature appropriated up to $1.1 billion from the General Fund to support state and local efforts to address the impacts of COVID-19, and the Department of Finance transferred the entire $1.3 billion available in the SFEU to the Disaster Response-Emergency Operations Account, a subaccount of the Special Fund for Economic Uncertainties, to secure personal protective equipment and critical medical supplies, enhance the surge capacity of hospitals and medical facilities, and procure other items necessary to support the state's efforts to protect public health and safety and reduce the spread of the COVID-19 outbreak. The 2020-21 Budget sets aside $716 million in the SFEU for the State’s response to the ongoing COVID-19 pandemic. The State expects to receive federal reimbursement through a Major Disaster Declaration for up to 75% of certain expenditures related to emergency protective measures, and as of July 30, 2020, the State had received $505 million in federal reimbursement.
During California’s November 2018 general election, voters passed Proposition 1, Proposition 2 and Proposition 4, which authorized California to issue, cumulatively, approximately $7.5 billion in general obligation bonds. Proceeds from these issues are intended to be allocated to programs related to veteran support, affordable housing, persons with mental illnesses and capital improvement projects for hospitals.
In May 2019, the FRA notified the CHSRA that it terminated a cooperative agreement between the FRA and the CHSRA due to CHSRA’s failure to comply with the terms of the agreement. The future of CHSRA’s federal Transportation, Housing and Urban Development, and Related Agencies Appropriations Act for 2010 (“FY10”) grant funds remains uncertain. California and the CHSRA filed a federal lawsuit to prevent the FRA from re-obligating the FY10 funds to another eligible program.
California has historically been susceptible to wildfires and hydrologic variability. Extreme weather, intensified by climate change, has led to essentially a year-round fire season, with larger and more intense fires. In November 2018, California experienced a number of catastrophic wildfires, and has since spent billions of dollars in recovery efforts and debris removal. California committed funds from the General Fund’s Special Fund for Economic Uncertainties toward disaster response operation costs resulting from these wildfires.
Substantially all of California is within an active geologic region subject to major seismic activity. Any obligation held by the Fund could be affected by an interruption of revenues due to damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
California Tax Considerations
In any year in which the fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.
If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends
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exempt from California personal income tax (hereinafter referred to as “California exempt-interest dividends”). The fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.
The fund will report, in written statements furnished to shareholders, the portion of the dividends paid by the fund with respect to its taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.
To the extent, if any, dividends paid to shareholders of the fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the fund level for California franchise or corporate income tax purposes.
Shares of the fund are not subject to the California property tax.
Interest on indebtedness incurred or continued by shareholders or related parties to purchase or carry shares of the fund is not deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the “wash sale” rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the fund or other substantially identical stock or securities are acquired.
The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of fund dividends and as to their own California state tax situation, in general.
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STATE SPECIFIC RISK FACTORS – NEW YORK
DWS New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the state of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate.
The following information is subject to change rapidly, substantially, and without notice, especially in light of the short- and long-term effects of the COVID-19 pandemic, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the State’s current or projected financial situation, which in turn could hamper fund performance.
The value of the shares of a fund that primarily invests in the municipal securities of one state may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.
Financial Disclosure for the State of New York
The State of New York’s most recently completed fiscal year began on April 1, 2019 and ended on March 31, 2020. The State’s new fiscal year began on April 1, 2020. The State legislature approved the budget for the fiscal year, which began on April 1, 2020 and ends on March 31, 2021 (“fiscal 2021”), in April 2020 (the “Enacted Budget”). The disclosure below is based on the Annual Information Statement of the State which was released on June 3, 2020, and the most recent Quarterly Update released on October 1, 2020 (collectively, the “AIS”), and other information prepared by the Division of the Budget (DOB) that is available at: budget.ny.gov. The AIS has been filed with the Municipal Securities Rulemaking Board (MSRB) through its Electronic Municipal Market Access (Emma) System. An electronic copy of the AIS can be accessed through Emma at emma.msrb.org. The State’s audited financial statements for the fiscal year ended March 31, 2020 were released in September 2020. The audited financial statements are prepared by the Office of the State Comptroller (OSC) and are available at: osc.state.ny.us.
The New York State Economy
New York State and especially New York City have been significantly impacted by the COVID-19 pandemic. Coronavirus fears, travel bans, and regulations that limit social gatherings which have caused a wide range of business sectors to cease operations, especially retail trade and leisure and hospitality. The abrupt halt of economic activity in most industries continues to lead to layoffs and furloughs. As a result, private sector employment in New York State is expected to shed jobs starting from the first fiscal quarter of 2020 through the first fiscal quarter of 2021 on a year-over-year basis. Private sector employment is expected to decline 9.7 percent in 2020 and recover in 2021 to a growth rate of 5.1 percent; however a full recovery to pre-COVID levels is expected to take several years.
Despite global economic and financial uncertainties, the S&P 500 equity price index has rebounded since the beginning of the COVID-19 pandemic, surpassing its all-time highs in August 2020, and is projected to grow 8.3 percent in 2020. Finance and insurance sector bonuses are expected to decline 21.1 percent in fiscal 2021. The outlook for total bonuses is slightly less negative, with a projected decline of 5.4 percent in fiscal 2021. Total wages are expected to grow 7.3 percent in fiscal 2022.
State property income and proprietor’s income are projected to decline 2.7 percent and 11.9 percent, respectively, in fiscal 2021. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) relief payments to individuals across the nation are reflected within State transfer income as early as the second quarter of 2020, driving up State transfer income by approximately 39.4 percent in fiscal 2021. On balance, State personal income is projected to increase 2.3 percent in fiscal 2021, followed by a projected growth of 0.6 percent in fiscal 2022.
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All of the risks to the U.S. forecast apply to the State forecast as well. The COVID-19 pandemic and weak global growth are contributing to increased market volatility and restraining equity prices growth over the near term. As the nation’s financial capital, both the volume of financial market activity and volatility in equity markets pose a particularly significant degree of risk for the New York State economy. Since the New York City area became the epicenter of the COVID-19 outbreak in the U.S. in the spring of 2020, a prolonged impact of the virus into 2021 is likely to threaten economic growth within the City and the State. More-than-expected layoffs could pose a significant downside risk to employment and wage outlook. Upside risks such as the faster than expected containment of the virus, stronger equity markets, and more robust national and global growth could result in higher employment and wage growth, although there can be no assurance that such positive trends would be manifested in fiscal 2021.
The State has a diverse economy with a relatively large share of the nation’s financial activities, employment in the information, health services and education sectors, but a rather small share of the nation’s farming and mining activity. The State has the fourth highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an essential link in international commerce. The adverse effects of the pandemic on the tourism industry have been immediate, and it is uncertain how long the downturn in such industry will continue. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.
The COVID-19 pandemic has affected economic activity in the nation and the State. After 22.2 million U.S. jobs were lost in March and April of 2020, 11.4 million jobs were added from May to September 2020. The U.S. unemployment rate fell to 7.9 percent in September 2020, 6.8 percentage points below its peak of 14.7 percent in April 2020. The DOB expects national employment to gradually improve over the last quarter of 2020. Nonfarm payroll employment is expected to decline 5.6 percent in 2020 before a 3.4 percent gain in 2021. The annual average unemployment rate is expected to peak at 8.3 percent for 2020 before dropping to 6.4 percent for 2021. According to the U.S. Bureau of Economic Analysis (the “DBEA”), U.S. real Gross Domestic Product (the “GDP”) declined at a 31.4 percent annual rate during the second quarter of the calendar year 2020, after declining 5.0 percent in the first quarter of 2020. For comparison, the February 2020 DOB forecast estimated quarterly growth of 1.5 percent and 2.5 percent, respectively. The DOB expected that U.S. real GDP would rebound 32.6 percent in the third quarter and grow 3.7 percent in the fourth quarter of 2020. On an annual basis, U.S. real GDP growth for 2020 is expected to contract by 3.6 percent. As the economy recovers, real GDP growth is expected to remain elevated in the first half of 2021 before slowing to 2.6 percent by the fourth quarter of 2021. The projection of 2021 real GDP growth is 3.9 percent, significantly stronger than the Enacted Budget Financial Plan forecast of 2.8 percent. In terms of levels, however, real GDP is not expected to surpass its recent peak in the fourth quarter of 2019 until the fourth quarter of 2021.
Most key measures of the State’s economic output are expected to fall in fiscal 2021 in comparison to fiscal 2020. The DOB forecasted that nonfarm employment will fall by 10.1 percent; total wages will fall by 5.4 percent, and personal income will increase by 2.3 percent. Financial and insurance sector bonuses, an important source of personal income tax collections, are expected to drop by 21.1 percent in fiscal 2021.
The Governor proposed the fiscal 2021 Executive Budget on January 21, 2020, and amendments to it on February 14, 2020. In the Executive Budget Financial Plan dated February 24, 2020, the DOB estimated that, if the budget was adopted without modification, the General Fund would be balanced in fiscal 2021. The outyear budget gaps were projected at $1.9 billion in fiscal 2022, $3.3 billion in fiscal 2023, and $3.3 billion in fiscal 2024. The Executive Budget Financial Plan reflected a proposed $105.8 billion in State Operating Funds spending for fiscal 2021, an annual increase of $1.9 billion, or 1.9 percent.
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The pandemic’s impact on economic activity has rendered the Executive Budget Financial Plan estimates obsolete. In the mid-year update to the Enacted Budget Financial Plan, the DOB has reduced the fiscal 2021 estimate for General Fund receipts by $14.9 billion in comparison to the Executive Budget Financial Plan. Steep reductions have been made to the estimates for General Fund tax receipts ($12.9 billion), lottery and gaming revenues that support School Aid ($1.1 billion), and dedicated tax receipts to the Dedicated Highway and Bridge Trust Fund (the “DHBTF”), for which the General Fund is the payor of last resort ($208 million). For context, all Funds tax receipts are expected to decline by 15.3 percent from the Executive Budget Financial Plan, and are not expected to return to fiscal 2020 levels until fiscal 2024. The decline in General Fund receipts is forecast to carry through each subsequent year of the Enacted Budget Financial Plan, for a total loss of $63 billion through fiscal 2024 compared to the total gap of $8.5 billion projected in the Executive Budget Financial Plan.
To date, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets; extend aid to large and small businesses, health care providers, and individuals; and reimburse governments for the direct costs of pandemic response. From the perspective of the State Financial Plan, the most significant actions to date include the President’s approval designating New York as a major disaster area, making it eligible for FEMA grants and aid; establishing the Coronavirus Relief Fund under the CARES Act which will provide the State with funding for COVID-related expenses; a temporary increase in FMAP, which is the matching rate that the Federal government pays on eligible Medicaid expenditures; and the creation of a Municipal Liquidity Facility (“MLF”) that authorizes the Federal Reserve to purchase revenue and bond anticipation notes of states and certain local governments. An approximate total of $17.1 billion of funding from four Federal bills for expenses related to COVID-19 have been awarded to the State, and other organizations such as Health Research, Inc. (HRI) and the Metropolitan Transportation Authority (MTA). For a majority of the enacted legislation, the economic benefits do not flow to or through the State’s Financial Plan, but instead flow directly to individuals in the form of tax rebates, and to large and small businesses in the form of loans or grants.
The Federal legislation to date, however, provides only limited unrestricted aid to replace the expected severe loss in State receipts—nearly $63 billion over four years. As of the date of the Updated Financial Plan, the U.S. House of Representatives adopted legislation to provide such aid to the states and local governments, but no Congressional action has yet been taken. In the absence of Federal funding to offset that loss, the State will need to achieve $8.2 billion in savings through local assistance cuts in addition to operational reductions agencies are expected to achieve ($980 million). About 90 percent of State funding supports schools, healthcare, local grants and services for the most vulnerable populations. Therefore, the State cannot count on additional Federal aid and expects to move ahead with plans to impose deep, widespread reductions to local aid programs and agency operations to provide for a balanced budget in fiscal 2021. If unrestricted Federal aid becomes available, or State tax receipts rebound unexpectedly, the planned reductions may become less severe.
State Budget
Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State’s fiscal year for 2020 ended on March 31, 2020. The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures.
In April 2020, the DOB published the Enacted Budget Financial Plan for fiscal 2021 (the “Financial Plan”), which sets forth the State’s official financial plans for fiscal 2021 through 2024. Subsequently, the DOB issued the mid-year update to the Financial Plan in October 2020 (the “Mid-Year Update”). (The Financial Plan, to the extent updated and modified by the Mid-Year Update, is referred to as the “Updated Financial Plan.”) The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from the DOB.
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The DOB reported a General Fund closing cash balance of approximately $8.9 billion for the end of fiscal 2020, an increase of $1.7 billion from the fiscal 2019 results. The change in the balance reflects the use of available cash at the end of fiscal 2020 to reduce the budget gap in fiscal 2021 and the timing of payments not made at the close of fiscal 2020 that are expected to be made in fiscal 2021. The estimated closing balance is dependent on many factors, including the implementation of the reductions in local aid and State agency operations, the performance of tax receipts, and other assumptions described in the Updated Financial Plan.
According to the Updated Financial Plan, total General Fund receipts for fiscal 2021 (including transfers from other funds) are expected to total $69.2 billion, an annual decrease of $10 billion. In comparison to the February 2020 financial plan, the DOB has reduced the fiscal 2021 estimate for General Fund receipts by $14.9 billion, and expects reduced receipts to carry through to each successive fiscal year creating a total a total loss of $63 billion through fiscal 2024. General Fund disbursements for fiscal 2021 (including transfers to other funds) are expected to total $70.9 billion, an annual decrease of $6.6 billion.
General Fund Out-year Budget Gap Projections
The DOB anticipates balanced operations in the General Fund after use of reserves. The Updated Financial Plan projects budget deficits (after budget control actions) in future years of $8.7 billion in 2022, $9.7 billion in 2023, and $9.4 billion in 2024. The combined four-year deficit projected for fiscal 2022 through 2024 totals approximately $27.9 billion. The deficit estimates in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limitation will be made available to the General Fund.
The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would be required to take additional gap-closing actions, such as decreases in State agency operations; delays or decreases in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other actions. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented unilaterally by the Governor.
Other Considerations
Many complex political, social, economic, financial and environmental forces influence the State’s economy and finances, which may in turn affect the Updated Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The Updated Financial Plan is also based on numerous assumptions, including forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. In certain fiscal years, actual collections were substantially below the levels predicted for the year. In addition, surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.
There are numerous uncertainties and risks that could affect the Updated Financial Plan, including the impact of: national and international events; ongoing financial risks in the Eurozone; changes in consumer confidence, price and supply of oil and gas; major terrorist events and hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal statutory and regulatory changes concerning financial sector activities; Federal tax law; changes to Federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State. Other uncertainties and contingencies that could affect the Updated Financial Plan include, but are not limited to,
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wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets.
The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties that, if they were to materialize, could have a negative effect on the Updated Financial Plan in fiscal 2021 or in future years, including, but not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of nonrecurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.
The Updated Financial Plan projections generally assume that School Aid and Medicaid disbursements will be restricted to the increase in State personal income and the ten-year average growth in the Medicaid component of the Consumer Price Index, respectively. Beginning in fiscal 2021, the statutory Personal Income Growth Index for School Aid has been amended to limit school aid increases to no more than the average annual income growth over a ten-year period. This change will reduce volatility in allowable growth and align the School Aid cap with the statutory Medicaid cap. Due to the anticipated impact of the COVID-19 pandemic on State revenues, State support for School Aid for school year 2021 in the Enacted Budget is 3.7 percent lower than in school year 2020, but is offset in part with increased Federal support noted below. This reduction in State Operating Funds support will be offset by approximately $1.1 billion in funding provided to the State through the Federal CARES Act, including the Elementary and Secondary School Emergency Education Relief Fund and the Governor’s Emergency Education Relief Fund. With these Federal funds, SY 2021 School Aid is expected to total $27.9 billion, an annual increase of approximately $100 million or 0.4 percent.
One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls. The Updated Financial Plan assumes the use of available statutory tools to implement Medicaid cost savings. However, there can be no assurance that these controls will be sufficient to limit the rate of annual growth in the Medicaid spending of the Department of Health’s State Funds to the levels projected in the Updated Financial Plan. In addition, limitation on annual growth is dependent on timely federal government approvals, revenue performance in the State’s Health Care Reform Act fund (which finances about one-third of the Department of Health State-share costs of Medicaid) and the cooperation of the health care industry.
The State faces long-term threats and potential hazards and risks as a result of climate change, such as rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. The recent storms affecting the State have exposed vulnerabilities in the State’s infrastructure to extreme weather events. The DOB expects that substantial long-term planning and investment by the federal government, State and municipalities will be needed to adapt existing infrastructure to the risks presented by climate change. There can be no guarantee that all expected federal disaster aid described above will be provided to the State and its affected entities, or that it will be provided on the projected schedule. The State authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”). The fiscal 2021 Enacted Budget amended the statute to permit such borrowings until the end of the fiscal year, which was previously limited to up to four months. The General Fund may occasionally temporarily borrow funds from STIP during the fiscal year. The State continues to set aside money quarterly for debt service payments that are financed with General Fund resources, and reserve money to pay debt service on bonds secured by dedicated receipts, including personal income tax (“PIT”) bonds, as required by law and bond covenants.
Under legislation enacted in August 2010, the State and local governments may defer paying (or amortize) a part of their annual pension costs. Although amortization temporarily cuts the pension costs that must be paid by public employers in a particular fiscal year, it ultimately results in greater total costs when repaid with interest. Pension contribution costs greater than the State’s prescribed amortization thresholds may be deferred. Based in part on certain actuarial assumptions, the Updated Financial Plan assumes that the State will continue to amortize a part of its pension costs
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in fiscal 2021 and beyond. The State made pension payments to the New York State Local Retirement System of $2.3 billion in fiscal 2020. The State opted not to amortize under the Contribution Stabilization Program and paid the bill in full as of March 1, 2020. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. For amounts amortized in fiscal 2011, fiscal 2012, fiscal 2013, fiscal 2014, fiscal 2015, fiscal 2016, fiscal 2017, fiscal 2018, fiscal 2019 and fiscal 2020, the interest rates are 5 percent, 3.75 percent, 3 percent, 3.67 percent, 3.15 percent, 3.21 percent, 2.33 percent, 2.84 percent, 3.64 percent and 2.55 percent respectively. The first payment is due in the fiscal year following the decision to amortize pension costs.
State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals. The proceeds of such conversions must be used by the State for health-care-related expenses. The State’s financial plan in recent years has counted on proceeds from conversions (for example, $501 million in fiscal 2020, $138 million annually in fiscal 2021 and 2022 and $68 million in fiscal 2023), which have not been realized.
The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to and recover from acute crises or emergencies such as severe weather events, disasters and disease outbreaks. Many policies that drive this Federal aid are subject to possible changes by the Trump Administration and Congress. Current Federal aid projections and the assumptions on which they rely are subject to revision because of changes in Federal policy.
The Centers for Medicare & Medicaid Services (the “CMS”) and the State have an existing agreement authorizing up to $8 billion in Federal funding through March 31, 2021 to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding was provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver. Since January 1, 2014, in accordance with provisions of the Affordable Care Act, the State has been eligible for enhanced FMAP funding associated with childless adults. The State submitted a waiver request to CMS on November 25, 2019, seeing an extension of the original waiver, which was denied on February 21, 2020. While the State's requested amendment was denied, the State submitted a subsequent 1115 Medicaid waiver request that aligns with the expiration of the waiver on March 31, 2021. The COVID-19 1115 Waiver was submitted to CMS on May 11, 2020 and, if approved, would provide the State with $1.9 billion and new flexibilities to respond to the public health emergency.
The Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Financial Plan includes reimbursement to the Federal government of $100 million annually through fiscal 2027 pursuant to a March 2015 agreement between the State and the CMS. The agreement resolved a pending disallowance for fiscal 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in fiscal 2016.
Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (the “Debt Reform Act”) based on the updated forecasts in the Updated Financial Plan. However, the State is currently in a period of relatively limited debt capacity. The available room under the debt outstanding cap is expected to decline from $6.4 billion in fiscal 2020 to $4.8 billion in fiscal 2024. This calculation excludes all issuances in fiscal 2021 but includes the estimated impact of funding increased capital commitment levels with State bonds after fiscal 2021. The State may implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.
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The Bipartisan Budget Act of 2019 suspended the Federal debt limit through July 31, 2021 and brought to a close the extraordinary measures that the U.S. Treasury had been operating under since the prior suspension expired on March 1, 2019. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and State economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.
A payment default by the Federal Government may adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.
Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the GASB Statement 75, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of 30 years. Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required. The total ending OPEB liability for fiscal 2019 is $63.9 billion ($51.1 billion for the State and $12.8 billion for the State University of New York (“SUNY”). The total OPEB liability as of March 31, 2020 was measured as of March 31, 2019 and was determined using an actuarial valuation as of April 1, 2018, with update procedures used to roll forward the total OPEB liability to March 31, 2019. The total beginning OPEB liability for fiscal 2020 was $63.4 billion ($50.9 billion for the State and $12.5 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.89 percent in fiscal 2019 and 3.79 percent in fiscal 2020). The total OPEB liability increased by $529 million (0.8 percent) during fiscal 2020.
The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets. Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2020, there was a total of $135 million of outstanding bonds under the program. Three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. The Updated Financial Plan assumes additional debt service costs of $32 million in fiscal 2021, $27 million in fiscal 2022, $21 million in fiscal 2023 and 2024 and $13 million in fiscal 2025. In relation to the entire Secured Hospitals Program portfolio, an estimated maximum annual exposure to the State of up to $6 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.
Implementation of the Updated Financial Plan relies on the State’s ability to successfully market its bonds. The State primarily finances much of its capital spending from the General Fund or STIP, which it subsequently reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the State’s capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of expected public sales will depend on prevailing market conditions. Future developments in the financial markets generally, and future developments regarding the State and public discussion of those developments, may affect the market for outstanding State-supported and State-related debt.
The General Fund periodically is the beneficiary of State financial settlements. The Updated Financial Plan projects receipts from settlement proceeds of approximately $895 million in fiscal 2020 and $600 million in fiscal 2021. There is no guarantee that settlement proceeds will be received in the amounts projected in the Updated Financial Plan.
Recent State Fiscal Years
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The State Comptroller has reported that the General Fund ended fiscal 2020 with the following audited results in accordance with GAAP for governments as promulgated by the GASB. Total receipts for fiscal 2020, including transfers from other funds, were approximately $79.2 billion. Disbursements, including transfers to other funds, totaled approximately $77.5 billion. The General Fund ended fiscal 2020 with a closing cash fund balance of $8.9 billion.
State Debt
The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and “State-related debt.” State-supported debt is a subcategory of State-related debt. State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease- purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation (“LGAC”) Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State PIT Revenue Bond Financing , which is issued by certain Authorities. The legislation enacting the issuance of State PIT Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the School Tax Relief Fund.
State-related debt is a broader category of state debt that includes State-related debt but also includes State- guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State, and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State Financings relate to debt issued by an Authority on behalf of a municipality. These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims. The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.
As of March 31, 2020, the State had approximately $2.1 billion outstanding in general obligation debt, $1.5 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $37.1 billion in State PIT Revenue Bonds, $1.7 billion in other revenue bonds, $253 million in debt from the LGAC, $135 million outstanding in contingent-contractual obligation financings, $11.5 billion in sales tax revenue bonds, and $633 million in other State financings. The Updated Financial Plan projects debt issuances of $9.9 billion in fiscal 2021 to finance new capital projects, an increase of $5.1 billion (105 percent) from fiscal 2020. First quarter bond sale issuance include a $2 billion bond sale to fund the State’s portion of the MTA’s 2015-2019 Capital Plan, and $4.4 billion of short-term notes issued at a premium to generate $4.5 billion of proceeds for cashflow relief.
Total State-supported debt outstanding is projected to increase from $54.2 billion in 2020 to $59.9 billion in 2021. The estimated debt service on State-related debt for fiscal 2021 is projected to be approximately $10.4 billion, an increase of $5.4 billion from fiscal 2020, which is due, in part, to liquidity financings and debt prepayments. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. State legislation enacted in response to the COVID-19 pandemic suspended the Debt Reform Act for fiscal 2021. Any State-supported debt issued in fiscal 2021 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. The legislation suspending the Debt Reform Act also authorizes up to $8 billion of PIT notes and up to $3 billion of line of credit facilities, as well as any short- or long-term refinancings of such borrowings in future years. Current projections anticipate that debt outstanding and debt service will continue to remain below limits imposed by the Debt Reform Act, due to the suspension of the debt cap during fiscal 2021. The cost of debt issued after April 1, 2000 and subject to the statutory cap is projected at $5.1 billion in fiscal 2021, or roughly $4.3 billion below the statutory debt service limit.
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Legislation enacted in 2013 created a new Sales Tax Revenue Bond Program which comprises State-supported debt subject to the Debt Reform Act caps summarized above. The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds, which are secured by the dedication of payments from this fund. The Sales Tax Revenue Bond Tax Fund receives revenues consisting of 25 percent of the State’s sales and use tax receipts. After the LGAC satisfies all of its obligations and liabilities, expected to be on April 1, 2021, the sales tax receipt amounts directed to this fund will increase to 50 percent, with a limited exception. Tax receipts greater than debt service requirements will be transferred to the General Fund. PIT Revenue Bonds will be used interchangeably with Sales Tax Revenue Bonds to finance most of the State’s capital requirements. Approximately $11.5 billion in Sales Tax Revenue Bonds were outstanding as of March 31, 2020.
Credit Ratings and Bond Market
The major rating agencies, Fitch, Kroll, Moody’s, and Standard & Poor’s, assign the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. On October 1, 2020, Moody’s downgraded the State’s credit ratings from Aa1 to Aa2, noting the financial consequences to the State of the disproportionate impact of the COVID-19 pandemic. On April 10, 2020, Fitch changed the State’s credit outlook from “stable” to “negative.” On April 16, 2020, Standard & Poor’s confirmed the State’s stable outlook.
The State, through its public authorities and general obligation issuances, is one of the largest issuers of municipal bonds in the United States. The State relies on regular bond sales to fund its capital program. In addition, in fiscal 2021, it is authorized to sell short-term notes to meet temporary liquidity needs caused by the pandemic.
The outbreak of COVID-19 in the United States significantly disrupted the municipal bond market. In response, the Federal CARES Act created the MLF, which authorizes the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain other municipal issuers. Although the State has no plans to use the MLF as of October 2020, it may do so in the future.
Litigation
The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced financial plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Updated Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Updated Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.
Real Property Claims
Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.
In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.
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On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. The land claim has been stayed by the Second Circuit through February 12, 2021 to allow for settlement negotiations, which are ongoing. The district court has extended the stay until October 30, 2020.
On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.
School Aid
In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (SBE). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.
The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. On Appeal, by decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case for the trial court to make specific findings as to the adequacy of inputs and causation. In a decision and order dated January 10, 2019, Supreme Court, Albany County, found that the State's system of financing public education is adequate to provide the opportunity for a sound basic education. Plaintiffs are appealing and filed their appellate brief on August 31, 2020; the State’s brief was due by September 30, 2020.
In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (GSPS) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State's motion to dismiss. The Answer to the Second Amended Complaint was filed on February 2, 2015.
By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer, discussed in the preceding paragraph, with New Yorkers for Student Educational Rights v. New York. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts, as discussed below.
In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school
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districts throughout the State, plaintiffs allege that the State is not providing adequate Statewide funding, has not fully implemented certain 2007 reforms to the State aid system, has imposed gap elimination adjustments decreasing State aid to school districts, and has imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they allege that the State has failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.
Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.
On May 30, 2014, the State filed a motion to dismiss all claims. By order dated November 17, 2014, Supreme Court, New York County, denied defendants' motion to dismiss. Defendants filed a Notice of Appeal on December 15, 2014. Defendants filed Answers to the Amended Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.
On April 5, 2016, following the submission of a stipulation by the parties, the trial court stayed the case pending the outcome of the appeal before the First Department.
On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students’ Educational Rights (NYSER) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals, which heard argument on May 30, 2017.
On June 27, 2017, the Court of Appeals held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.
Plaintiffs filed their Second Amended Complaint on December 11, 2017. The first cause of action alleges that the State has failed to provide a sound basic education in five school districts: New York City, Syracuse, Schenectady, Central Islip, and Gouverneur. The second cause of action alleges that the State has failed to maintain a system of accountability to ensure that a sound basic education is being provided in those five districts. The third cause of action asserts a statewide cause of action, alleging that since 2009 the State has failed to “adopt appropriate policies, systems and mechanisms to properly implement the requirements of N.Y. Const. art. XI. § 1 and of the CFE decisions.” This cause of action is not limited to the five districts.
Defendants filed a partial motion to dismiss the third cause of action in the Second Amended Complaint on April 9, 2018. On May 4, 2018, plaintiffs filed a Third Amended Complaint, which is identical to the Second Amended Complaint, but removed the third cause of action. Defendants’ Answer to the Third Amended Complaint was filed on July 10, 2018. The current schedule is as follows: 1) fact discovery completed by December 4, 2020; 2) expert discovery to be completed by May 28, 2021; 3) note of issue due by May 31, 2021; and 4) summary of judgment motions due 90 days after note of issue.
On May 4, 2018, the case was reassigned from Hon. Manuel J. Mendez to Hon. Lucy Billings. On August 12, 2019, the individual plaintiffs from Central Islip voluntarily discontinued their claims. On October 17, 2019, the individual plaintiff from Gouverneur voluntarily discontinued his claim. Central Islip and Gouverneur are no longer subjects of the litigation.
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In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced September 15, 2020, plaintiffs seek a judgment declaring that the inclusion of authority to withhold State aid to public schools that was appropriated under the fiscal 2021 Enacted Budget, and the exercise of that authority by the Director of the Budget, are unconstitutional as violations of the separation of powers doctrine, Article VII of the State Constitution, and Chapter 53 of the Laws of 2020 (i.e., the 2020-2021 budget bill). Plaintiffs also seek an order requiring the Director of the Budget to release withheld funds and injunctive relief barring any future withholding or delayed payment of monies appropriated to public schools in the fiscal 2021 Enacted Budget. Defendants are reviewing the complaint. The response deadline is within 20 days of service, which has not yet been effected.
Health Insurance Premiums
In NYSCOBPA v. Cuomo, 11-CV-1523 (NDNY) and ten other cases, state retirees, and certain current court employees, allege various claims, including violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.
In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. In October 2011, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms (which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue in all eleven cases.
Certain claims were dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Patricia Hite and Robert Megna.
Following discovery, the State defendants filed motions for summary judgment in all eleven cases. In the motions, the State defendants argued primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supports plaintiffs’ claim that the health insurance premium contribution rates for retirees vested and could not be changed. With respect to the court employees, State defendants argued that their contract terms required extension of the premium shift to them. Briefing was completed on January 26, 2018.
On September 24, 2018, the District Court granted defendants’ motions for summary judgment in all respects. Between October 13, 2018 and November 2, 2018, notices of appeal were filed in all eleven cases. (Three separate notices of appeal were filed in Brown v. Cuomo, No. 13-CV-645, and those appeals were consolidated. Two of the three sets of appellants in Brown v. Cuomo are represented by the same counsel and have filed a single set of briefs.) On December 21, 2018, the U.S. Court of Appeals for the Second Circuit issued an order coordinating briefing in the twelve appeals. Under that order, plaintiffs’ opening brief in the lead case (Donahue v. State, No. 18-3193 2d Cir.) was filed February 4, 2019, and plaintiffs in the other cases filed supplemental briefs by March 6, 2019. Defendants’ brief responding to all twelve briefs of appellants was filed on July 8, 2019. Plaintiffs’ reply briefs were filed on or about August 7, 2019. Both sides requested oral argument in each of the twelve appeals. Oral argument in the Second Circuit was held on June 22, 2020 before Circuit Judge Peter W. Hall and Senior Circuit Judges Jon O. Newman and Gerard E. Lynch. The panel has not yet issued a decision.
State Retirement Systems
The State and Local Retirement System (“System”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees and beneficiaries increased to $260.3 billion (including $133.3 billion for retirees and beneficiaries) as of April 1, 2019, up from $251.4 billion as of April 1, 2018, and the net position restricted for pension benefits as of March 31, 2019 was $215.2 billion (including $5.0 billion in receivables, consisting of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase
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of $3.1 billion or 1.5 percent from the fiscal 2018 level of $212.1 billion. Under the funding method used by the System, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.
For fiscal 2020, the total State payment (including Judiciary) was approximately $2.3 billion. The State opted not to amortize under the Contribution Stabilization Program and paid the bill in full as of March 1, 2020. The estimated State payment (including Judiciary) due for fiscal 2021 is approximately $2.349 billion. Several prepayments have reduced this amount to $15 million.
Authorities
Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public Authorities, including those that finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes numerous financing structures, which may be used for the financings.
Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made rather to certain Authorities to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory responsibility to give assistance to localities above amounts that have been appropriated therefor in any particular year. Some public Authorities also receive funds from State appropriations to pay for the operating costs of certain programs.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions provided for in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2019 (with respect to the New York Job Development Authority, as of March 31, 2020), there were 17 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $200 billion, only a portion of which constitutes State-supported or State-related debt.
Metropolitan Transportation Authority
In February 2020, MTA released its adopted 2020 Budget and Four-Year Financial Plan 2020-2023 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. On June 24, 2020 and August 26, 2020, MTA released financial updates, amending the MTA Plan due to the effects of the COVID-19 pandemic (the “Updated MTA Plan”). The MTA Plan reflects MTA’s continued pursuit of seeking greater operational efficiency and additional cost saving initiatives, and addresses long-term costs such as health care, pensions and paratransit that were previously viewed as uncontrollable. While the MTA Plan originally projected surpluses in 2020 and 2021, the Updated MTA Plan projected a budget gap in fiscal 2020. MTA does not believe expenses can be reduced quickly and significantly enough to offset the 40 percent reduction in revenue it has experienced. The currently unenacted Health and Economic Recovery Omnibus Emergency Solutions Act would provide MTA with $3.9 billion in federal funding that would offset estimated operating losses in 2020. However, MTA estimates a need for $12 billion in federal aid. Given uncertainty around additional federal aid, MTA has various liquidity resources such as lines of credit, PAYGO resources, the OPEB Trust, the deferral of federal payroll taxes and the Federal Reserve Bank’s Municipal Liquidity Facility to deal with the immediate funding need. Absent additional Federal aid in 2020 and 2021, MTA may freeze wages, reduce and/or delay the 2020-2024 Capital Program, reduce expenses for non-personnel, institute reductions in force, increase fares and tolls, reduce service and use long- term deficit financing.
The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.
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New York City Economy
The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.
The discussion that follows regarding the status of the City economy is based primarily on information published by OMB and the New York City Comptroller through October 30, 2020. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB and the New York City Comptroller on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate, especially in light of the developing COVID-19 pandemic. All the risks to the national and State economies apply to the City economy. In conjunction with this summary of the City economy you should also review the subsection of this Appendix titled “The New York State Economy” above, which presents the DOB’s assessment of the national and State economy. Information prepared by the City of New York Office of the Comptroller is available at: https://comptroller.nyc.gov/. The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting OMB Investor Relations at (212) 788-0920 or contacting the City Office of Management and Budget, 255 Greenwich St., 8th Floor, New York, NY 10007.
The economy of New York City, which was the epicenter of the COVID-19 pandemic at its onset, has seen a greater impact of the pandemic than the nation thus far. City jobs declined faster than the nation through June. From February to April, U.S. employment declined by 14.5 percent, but grew by 5.8 percent from April to June, for a net decline of 9.6 percent from February to June. In New York City, employment declined by about 20 percent from February to April and grew by a smaller 3.2 percent from April to June. This 20 percent decline in New York City employment was equivalent to the loss of 910,050 jobs between February and April.
Small business revenues declined significantly in March. Manhattan small business revenue was already declining in early March, and had declined by 70 percent by month’s end, as businesses closed and commuters stayed home. Despite some recovery, Manhattan small business revenue in early July was down over 40 percent from the beginning of January. Outer borough small businesses, less dependent on commuters, fared better but still experienced revenue declines of 40 percent to 60 percent by early April. In July, Staten Island and Queens small business revenue remained down over 20 percent from January, while in the Bronx, small business revenue has started to recover, and is up 9 percent over January.
The City’s Adopted Budget of $88.19 billion is $9.57 billion less than the modified fiscal year 2020 budget, a drop of almost 10 percent. The sharp reduction surpassed the drop of $1.8 billion, or approximately 3 percent, in fiscal year 2009, following the 2008 financial crisis. Revenues are $7.1 billion less than forecasted in the Preliminary Budget released in January, before the COVID-19 outbreak in the City. The drop in revenues, along with State budget actions, City Council initiatives and additional agency expenditures opened an $8.33 billion shortfall in the fiscal year 2021 budget.
To address the shortfall, the City proposed $2.83 billion in savings measures. Of these, less than half have recurring outyear value. Non-recurring initiatives for fiscal year 2021 include savings from closed or cancelled programs due to COVID-19 restrictions; non-recurring savings, such as the $328 million reduction in NYPD overtime; and one-time revenues such as a $137 million rental payment from the Water Board, and $40 million from the sale of residual interest from securitized loan transactions by the Department of Housing Preservation and Development.
Other significant actions to address the shortfall include the use of $2.75 billion of reserves. The City will draw down $1.6 billion from the Retiree Health Benefits Trust to partially pay for fiscal year 2021 retiree health benefits, and reduced budgeted reserves by $1.15 billion—leaving just $100 million in budgeted reserves for the year, the statutory minimum. The budget also relies on $1 billion in unspecified labor savings. The mayor has threatened up to 22,000 layoffs if
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savings are not found by October 1. These additional resources coupled with the use of $605 million of eFMAP Federal funding under the Family First Coronavirus Response Act to pay the City’s share of Medicaid payments in fiscal year 2021 and an additional $1.1 billion prepayment of fiscal year 2021 debt service allow the City to close the $8.33 billion shortfall.
While the Adopted Budget is balanced, the Comptroller’s Office’s analysis of the Budget and Financial Plan shows a budget deficit risk of $543 million in fiscal year 2021 and larger gaps of $4.84 billion, $3.55 billion, and $3.59 billion in fiscal year 2022 through fiscal year 2024, respectively. The fiscal year 2021 budget deficit and larger outyear gaps projected by the Comptroller’s Office stem from risks to the City’s expenditure assumptions primarily in the Plan’s overtime projections, several Department of Education expenditures including funding for charter school tuition and special education Carter cases, the Fair Fares program, homeless shelter spending, and pension contributions. The Comptroller’s Office estimates that overall, spending could be higher than projected in the Plan by $764 million in fiscal year 2021, $744 million in fiscal year 2022, $986 million in fiscal year 2023, and $1.27 billion in fiscal year 2024. The expenditure risks are partially offset by the Comptroller’s Office’s higher tax revenues forecast, resulting in net risks to the Financial Plan of $543 million in fiscal year 2021, $662 million in fiscal year 2022, $504 million in fiscal year 2023, and $412 million in fiscal year 2024.
The City’s budget is dependent on the federal government providing fiscal relief to state and local governments. New York State may reduce local aid by as much as 20 percent using executive powers included in the enacted State budget if the federal government does not provide relief. In addition, a recurring surge of the virus could lead to another round of business shutdowns and stay-at-home orders. Longer-term, changes in work patterns and behavior could impact the City’s tax base, even with the eventual development of a vaccine.
New York City Financial Plan
In June 2020, the City Council adopted the Mayor’s Executive Budget with certain modifications (the “City Plan”). The City’s fiscal year for 2020 ended on June 30, 2020. (The City’s fiscal year for 2021 will run from July 1, 2020 to June 30, 2021.) The City Plan’s projected revenues and expenditures for the 2021 fiscal year are balanced, in accordance with GAAP (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). However, the City Plan projects gaps of $4.2 billion, $3.0 billion and $3.2 billion for fiscal years 2022, 2023 and 2024, respectively. The City Plan estimates total revenues of $88.2 billion for fiscal year 2021, and total revenues for each of the gap out-years of approximately $93.7 billion in 2022, $97.0 billion in 2023 and $98.2 billion in 2024. The City Plan’s projections for total expenditures for fiscal year 2021 is $88.2 billion, and for each of the gap out-years is approximately $97.8 billion in 2022, $100.0 billion in 2023 and $101.5 billion in 2024.
The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.
New York City Financing Program
Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2020 through 2024 projects $56.2 billion of long-term borrowing to support the City’s current capital program, including State funded financing through New York City Transitional Finance Authority (“TFA”) Building Aid Revenue Bonds (“BARBS”). The financing of the City’s capital program is divided among General Obligation (“GO”) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (“NYW”) bonds.
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The debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is estimated to be 7.2 percent of the City’s total budgeted revenues in 2020. That ratio is expected to increase to 9.4 percent in 2024. As a percentage of tax revenues, the debt service ratio is estimated to be 11.2 percent in fiscal year 2020 and is anticipated to grow to 13.4 percent in fiscal year 2024.
For fiscal year 2020, the City’s total debt outstanding included $38.78 billion in GO bonds, $48.98 billion in TFA bonds (including TFA BARBS), $1.02 billion in TSASC bonds and $25.98 billion in NYW bonds.
The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.
In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.
As of November 2020, the City’s outstanding GO bonds were rated AA with a stable outlook by S&P and AA with a stable outlook by Fitch. On October 1, 2020, Moody’s downgraded the City’s outstanding GO bonds from Aa1 to Aa2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.
Other Localities
There have been severe financial and other adverse impacts on localities throughout the State, but particularly on New York City and the surrounding counties as the epicenter of the COVID-19 pandemic. The DOB has not attempted to assess the financial and healthcare impacts on the State’s localities.
While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. The provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.
Due to delayed Congressional action on stimulus measures, the DOB began withholding 20 percent of most local aid payments in June 2020 to achieve the cash flow savings anticipated in the Updated Financial Plan pursuant to the Reduction Authority. As of September 30, 2020, the DOB had withheld roughly $612 million pursuant to the Reduction Authority. In addition, DOB is withholding a range of other payments, including local aid payments that do not have specific statutory payment dates and liabilities, transfers to other funds, and general salary increases that were scheduled to take effect on April 1, 2020. DOB estimates through the end of September 2020, that approximately $2.6 billion in payments were not made as budgeted. It is expected that, in the absence of unrestricted Federal aid, DOB will continue to withhold a range of payments.
Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2021 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.
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Like the State, localities must respond to changing political, economic and financial influences that can adversely affect their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances, have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.
Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long- range economic trends. They may also require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may negatively impact the marketability of notes and bonds issued by the localities within the State.
Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For fiscal 2018, the total indebtedness for all localities in the State other than the City was approximately $41.6 billion. This figure includes bonds issued by the localities, certain debt guaranteed by the localities and installment purchase contracts, but excludes capital lease obligations, assets held in sinking funds, certain amounts available at the start of a fiscal year for redemption of debt, and the indebtedness of certain localities that did not file annual financial reports with the State Comptroller.
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Statement of Additional Information
December 1, 2020
DEUTSCHE DWS STATE TAX-FREE INCOME SERIES
DWS California Tax-Free Income Fund
CLASS/TICKER	T	KCTTX

DWS New York Tax-Free Income Fund
CLASS/TICKER	T	KNTTX
This combined Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the corresponding class prospectus for each fund dated December 1, 2020, as supplemented, a copy of which may be obtained without charge by calling (800) 728-3337; by visiting dws.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the corresponding class prospectus.
Portions of the Annual Report to Shareholders of each fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to each fund, while Part II contains information that generally applies to each of the funds in the DWS funds.
(Class T shares are not available for purchase)

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Code” – the Internal Revenue Code of 1986, as amended
“SEC” – the Securities and Exchange Commission
“DIMA” or “Advisor” or “Administrator” – DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022
“DDI” or “Distributor” – DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
“DSC” or “Transfer Agent” – DWS Service Company, 222 South Riverside Plaza, Chicago, Illinois 60606
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS funds” – the US registered investment companies advised by DIMA
“DWS Group” – DWS Group GmbH & Co. KGaA, a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“Board Members” – Members of the Board of Trustees of the Trust
“Board” – Board of Trustees of the Trust
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“fund” or “series” – DWS California Tax-Free Income Fund and/or DWS New York Tax-Free Income Fund as the context may require
“Custodian” – State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“Trustee/Director Legal Counsel” – Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199
“Trust” – Deutsche DWS State Tax-Free Income Series
“Business Day” – Monday through Friday except holidays
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S&P Global Ratings, a NRSRO
“Moody’s” – Moody’s Investors Service, Inc., a NRSRO
“Fitch” – Fitch Ratings, a NRSRO
Fund Organization
DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund are series of Deutsche DWS State Tax-Free Income Series, a Massachusetts business trust organized on October 24, 1985. On February 6, 2006, Scudder State Tax-Free Income Series was renamed DWS State Tax-Free Income Series, and Scudder California Tax-Free Income Fund and Scudder New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively. On August 11, 2014, DWS State Tax-Free Income Series was renamed Deutsche State Tax-Free Income Series, and DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund were renamed Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund, respectively. On July 2, 2018, Deutsche State Tax-Free Income Series was renamed Deutsche DWS State Tax-Free Income Series, and Deutsche California Tax-Free Income Fund and Deutsche New York Tax-Free Income Fund were renamed DWS California Tax-Free Income Fund and DWS New York Tax-Free Income Fund, respectively.

The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the “Declaration of Trust”). The Declaration of Trust was last approved by shareholders in 2008. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of each Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board, is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in each fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding each fund’s portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B. This section does not apply to money market funds.
Service Provider Compensation
Compensation paid by each fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in Part I—Appendix I-E. For information regarding payments made to DDI, see Part I— Appendix I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-referenced service providers are included in Part II – Appendix II-C.
Sales Charges and Distribution Plan Payments
Sales Charges
Initial sales charges and any contingent deferred sales charges (CDSC) paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in Part I—Appendix I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.
Distribution Plan Payments
Payments made by each fund for the most recent fiscal year under each fund’s Rule 12b-1 Plans are set forth in Part I—Appendix I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/classes that have not completed a fiscal reporting period.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by each fund for the three most recent fiscal years are set forth in Part I— Appendix I-H. This section does not apply to new funds that have not completed a fiscal reporting period.
Each fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions ” in Part II of this SAI.
Securities Lending Activities
Information regarding securities lending activities of each fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-J.

Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-I includes a list of the investments, practices and techniques, and risks which each fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-G includes a description of these investments, practices and techniques, and risks. Part I—Appendix I-L includes additional information on state specific risk factors and taxes for the funds.
Investment Restrictions
Unless otherwise stated, the policies below apply to each fund.
Except as otherwise indicated, each fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that each fund’s investment objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a fund, except as described below with respect to asset coverage for fund borrowings.
DWS California Tax-Free Income Fund has elected to be classified as a diversified series of an open-end management investment company. A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer (other than cash and cash items, US government securities or securities of other investment companies) or invest in more than 10% of the outstanding voting securities of such issuer. A fund's election to be classified as diversified under the 1940 Act may not be changed without the vote of a majority of the outstanding voting securities (as defined herein) of the fund.
DWS New York Tax-Free Income Fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of a fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a fund.
As a matter of fundamental policy, a fund may not do any of the following:
(1)
borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)
purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)
purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)
make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of the fund’s fundamental concentration policy set forth above, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.
Under normal circumstances, DWS California Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in securities whose income is free from regular federal and California state income tax.
Under normal circumstances, DWS New York Tax-Free Income Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is free from regular federal and New York state personal income tax.
Each fund does not consider private activity bonds to be municipal securities for purposes of its 80% requirement.
The following is intended to help investors better understand the meaning of a fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund’s fundamental policies.
The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see “Borrowing” in Part II — Appendix II-G.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.
For additional information regarding the fund’s asset segregation practices, see “Asset Segregation” in Part II — Appendix II-G.
At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.
Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).
The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s assets in a particular industry or group of industries (excluding US government securities).
Other Investment Policies. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of a fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy:
(1)
the fund may not purchase illiquid securities if, as a result, more than 15% of the fund's net assets would be invested in such securities.
(2)
the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
(3)
the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).
(4)
the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).
(5)
the fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities.
(6)
the fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to its fundamental investment policies.
(7)
the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
(8)
the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.
(9)
the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.
For the purpose of the fund's investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation described herein, the most significant of which is the source of funds for the payment of principal and interest on such obligations.
For purposes of non-fundamental policy (1), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Taxes
Important information concerning the tax consequences of an investment in each fund is contained in Part II— Appendix II-H.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, an independent registered public accounting firm, audits the financial statements of each fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of each fund, dated as shown below, are incorporated herein by reference and are hereby deemed to be a part of this combined SAI.
Fund and Date of Annual Report to Shareholders
DWS California Tax-Free Income Fund - August 31, 2020
DWS New York Tax-Free Income Fund - August 31, 2020
Additional Information
For information on CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-K.

Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in each fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in each fund and in DWS funds as of December 31, 2019.
Dollar Range of Beneficial Ownership(1)
Board Member	DWS California Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Independent Board Member:
John W. Ballantine	None	None
Dawn-Marie Driscoll	$1 - $10,000	$10,001 - $50,000
Keith R. Fox	None	None
Richard J. Herring	None	None
William McClayton	None	None
Rebecca W. Rimel	None	None
William N. Searcy, Jr.	None	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the DWS Funds
Independent Board Member:
John W. Ballantine	Over $100,000
Dawn-Marie Driscoll	Over $100,000
Keith R. Fox	Over $100,000
Richard J. Herring	Over $100,000
William McClayton	Over $100,000
Rebecca W. Rimel	Over $100,000
William N. Searcy, Jr.	Over $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to each fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2019. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Richard J. Herring		None
William McClayton		None

Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Rebecca W. Rimel		None
William N. Searcy, Jr.		None
As of November 3, 2020, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of a fund.
25% or Greater Ownership
Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. Although each fund does not have information concerning the beneficial ownership of shares, no investor owned of record 25% or more of a fund’s shares as of November 3, 2020.
5% or Greater Ownership of Share Classes
The following table identifies those investors who owned 5% or more of a fund share class as of November 3, 2020. All holdings are of record, unless otherwise indicated.
DWS California Tax-Free Income Fund
Name and Address of Investor	Shares	Class	Percentage
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	6,614,132.98	A	14.32%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	4,523,451.51	A	9.79%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	4,422,795.95	A	9.58%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	3,691,446.91	A	7.99%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	2,762,774.58	A	5.98%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	790,713.93	C	36.10%

Name and Address of Investor	Shares	Class	Percentage
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	280,945.43	C	12.83%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	210,439.38	C	9.61%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	201,503.59	C	9.20%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	201,290.74	C	9.19%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	149,170.57	C	6.81%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	121,719.72	C	5.56%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	14,560,730.45	S	34.63%
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	3,939,010.77	S	9.37%
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,167,960.98	S	5.16%
DWS New York Tax-Free Income Fund
Name and Address of Investor	Shares	Class	Percentage
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	1,885,644.37	A	19.45%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	1,179,211.77	A	12.16%

Name and Address of Investor	Shares	Class	Percentage
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	801,483.64	A	8.27%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	170,053.93	C	25.69%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	84,048.93	C	12.70%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	74,359.20	C	11.23%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	71,533.03	C	10.81%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION (XXXXX) 4800 DEER LAKE DR EAST 3RD FL JACKSONVILLE FL 32246-6484	52,955.82	C	8.00%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	51,541.25	C	7.79%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	33,128.32	C	5.00%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,772,375.00	S	25.48%

Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	790,525.64	S	5.34%

Part I: Appendix I-B—Board Committees and Meetings
Information Concerning Committees and Meetings of the Board
The Board oversees the operations of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 5 times during the most recently completed calendar year.
Board Leadership Structure
A fund’s Board is responsible for the general oversight of a fund’s affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund’s investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund’s auditors, independent counsel and other experts, as appropriate, selected by and responsible to the Board.
Independent Board Members are not considered “interested persons” (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund’s investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund’s Independent Board Members meet regularly as a group in executive session without representatives of the Advisor present. An Independent Board Member currently serves as chairman of the Board.
Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.
The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of a fund’s affairs. While risk management is the primary responsibility of the Advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Advisor how it monitors and controls such risks.

Board Committees. The Board has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Operations Committee and Dividend Committee.
Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
AUDIT COMMITTEE	5
Assists the Board in fulfilling its responsibility
for oversight of (1) the integrity of the financial
statements, (2) a fund’s accounting and
financial reporting policies and procedures, (3)
a fund’s compliance with legal and regulatory
requirements related to accounting and
financial reporting, (4) valuation of fund assets
and securities and (5) the qualifications,
independence and performance of the
independent registered public accounting firm
for a fund. Oversees the valuation of a fund’s
securities and other assets and determines, as
needed, the fair value of fund securities or
other assets under certain circumstances as
described in the Valuation Procedures. The
Audit Committee has appointed a Valuation
Sub-Committee, which may make
determinations of fair value required when the
Audit Committee is not in session. The current
members of the Valuation Sub-Committee are
William McClayton, Richard J. Herring and
John W. Ballantine (Alternate). The Audit
Committee also approves and recommends to
the Board the appointment, retention or
termination of the independent registered
public accounting firm for a fund, reviews the
scope of audit and internal controls, considers
and reports to the Board on matters relating to
a fund’s accounting and financial reporting
practices, and performs such other tasks as
the full Board deems necessary or appropriate.
			William McClayton (Chair), Richard J. Herring (Vice Chair) and John W. Ballantine

Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
NOMINATING AND GOVERNANCE COMMITTEE	5
Recommends individuals for membership on
the Board, nominates officers, Board and
committee chairs, vice chairs and committee
members, and oversees the operations of the
Board. The Nominating and Governance
Committee has not established specific,
minimum qualifications that must be met by an
individual to be considered by the Nominating
and Governance Committee for nomination as
a Board Member. The Nominating and
Governance Committee may take into account
a wide variety of factors in considering Board
Member candidates, including, but not limited
to: (i) availability and commitment of a
candidate to attend meetings and perform his
or her responsibilities to the Board, (ii) relevant
industry and related experience, (iii)
educational background, (iv) financial expertise,
(v) an assessment of the candidate's ability,
judgment and expertise, and (vi) the current
composition of the Board. The Committee
generally believes that the Board benefits from
diversity of background, experience and views
among its members, and considers this as a
factor in evaluating the composition of the
Board, but has not adopted any specific policy
in this regard. The Nominating and Governance
Committee reviews recommendations by
shareholders for candidates for Board positions
on the same basis as candidates
recommended by other sources. Shareholders
may recommend candidates for Board
positions by forwarding their correspondence
by US mail or courier service to Keith R. Fox,
DWS Funds Board Chair, c/o Thomas R. Hiller,
Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199-3600.
			Rebecca W. Rimel (Chair), John W. Ballantine (Vice Chair) and William McClayton
OPERATIONS COMMITTEE	5
Reviews the administrative operations and
general compliance matters of the funds.
Reviews administrative matters related to the
operations of the funds, policies and
procedures relating to portfolio transactions,
custody arrangements, fidelity bond and
insurance arrangements and such other tasks
as the full Board deems necessary or
appropriate.
			William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair) and Rebecca W. Rimel
DIVIDEND COMMITTEE	0
Authorizes dividends and other distributions for
those funds that are organized as Maryland
corporations or as series of a Maryland
corporation. The Committee meets on an as-
needed basis. The Committee applies only to
the following corporations: Deutsche DWS
Global/International Fund, Inc. and Deutsche
DWS International Fund, Inc.
			Dawn-Marie Driscoll, Keith R. Fox, John W. Ballantine (Alternate), Richard J. Herring (Alternate), William McClayton (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate)
Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation from each fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from a fund or any fund in the DWS fund complex.
Board Members who are officers, directors, employees or stockholders of DWS or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DWS, or its affiliates, and as a result may be deemed to participate in fees paid by a fund. The following tables show, for each current Independent Board Member, compensation from each fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2019.
Aggregate Compensation from each fund
Board Member	DWS California Tax-Free Income Fund	DWS New York Tax-Free Income Fund
Independent Board Member:
John W. Ballantine	$3,640	$1,544
Dawn-Marie Driscoll	$3,560	$1,515
Keith R. Fox	$4,764	$1,970
Richard J. Herring	$3,560	$1,515
William McClayton	$3,861	$1,628
Rebecca W. Rimel	$3,861	$1,628
William N. Searcy, Jr.	$3,861	$1,628
Total Compensation from DWS Fund Complex
Board Member	Total Compensation from each fund and DWS Fund Complex(1)
Independent Board Member:
John W. Ballantine(3)	$320,000
Dawn-Marie Driscoll	$295,000
Keith R. Fox(2)	$395,000
Richard J. Herring	$295,000
William McClayton(3)	$320,000
Rebecca W. Rimel(3)	$320,000
William N. Searcy, Jr.(3)	$320,000
(1)
For each Independent Board Member, total compensation from the DWS fund complex represents compensation from 77 funds as of December 31, 2019.
(2)
Includes $100,000 in annual retainer fees received by Mr. Fox as Chairperson of DWS funds.
(3)
Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee.

Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team as well as in all US registered DWS funds advised by the Advisor as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each fund's most recent fiscal year end.
DWS California Tax-Free Income Fund
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ashton P. Goodfield	$50,001 - $100,000	Over $1,000,000
Michael J. Generazo	$1 - $10,000	$10,001 - $50,000
Matthew J. Caggiano	$10,001 - $50,000	$100,001 - $500,000
DWS New York Tax-Free Income Fund
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ashton P. Goodfield	$50,001 - $100,000	Over $1,000,000
Matthew J. Caggiano	$10,001 - $50,000	$100,001 - $500,000
Peter Aloisi	$0	$100,001 - $500,000
Conflicts of Interest
In addition to managing the assets of each fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than each fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of each fund's most recent fiscal year end.
DWS California Tax-Free Income Fund
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	8	$7,531,967,662	0	$0
Michael J. Generazo	5	$5,946,859,477	0	$0
Matthew J. Caggiano	4	$5,500,663,294	0	$0

DWS New York Tax-Free Income Fund
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	8	$7,943,920,090	0	$0
Matthew J. Caggiano	4	$5,912,615,722	0	$0
Peter Aloisi	3	$1,802,097,904	0	$0
DWS California Tax-Free Income Fund
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Michael J. Generazo	0	$0	0	$0
Matthew J. Caggiano	0	$0	0	$0
DWS New York Tax-Free Income Fund
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Matthew J. Caggiano	0	$0	0	$0
Peter Aloisi	0	$0	0	$0
DWS California Tax-Free Income Fund
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Michael J. Generazo	2	$33,293,149	0	$0
Matthew J. Caggiano	2	$2,377,904,148	0	$0

DWS New York Tax-Free Income Fund
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Matthew J. Caggiano	2	$2,377,904,148	0	$0
Peter Aloisi	20	$76,342,002	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of each fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in each fund and other client accounts.

Part I: Appendix I-E—Service Provider Compensation
DWS California Tax-Free Income Fund
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2020	$3,193,465	$306,314	$731,928	$0
2019	$3,475,739	$246,653	$809,700	$0
2018	$4,140,102	$467	$967,974	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2020	$57,145	$57,145
2019	$62,098	$62,098
2018	$69,987	$69,987
DWS New York Tax-Free Income Fund
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services	Amount Waived by DIMA for General Administrative Services
2020	$1,277,502	$209,363	$282,108	$0
2019	$1,324,214	$154,833	$297,432	$0
2018	$1,688,721	$35,647	$384,219	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2020	$35,969	$35,969
2019	$37,790	$37,790
2018	$41,494	$41,494
The following Class T waivers are currently in effect:
DWS California Tax-Free Income Fund
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.79% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
DWS New York Tax-Free Income Fund
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.78% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.

Part I: Appendix I-F—Sales Charges
Since Class T was not available for purchase as of each fund's fiscal year end, this information is not applicable.

Part I: Appendix I-G—Distribution Plan Payments
Since Class T was not available for purchase as of each fund's fiscal year end, this information is not applicable.

Part I: Appendix I-H—Portfolio Transactions and Brokerage Commissions
Variations to a fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook.
Portfolio Turnover Rates
Fund	2020	2019
DWS California Tax-Free Income Fund	57%	48%
DWS New York Tax-Free Income Fund	51%	41%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
DWS California Tax-Free Income Fund	2020	$0
	2019	$0
	2018	$0
DWS New York Tax-Free Income Fund	2020	$0
	2019	$0
	2018	$0
Brokerage Commissions Paid to Affiliated Brokers
	Fiscal Year	Name of Affiliated Broker	Affiliation	Aggregate Brokerage Commissions Paid by Fund to Affiliated Brokers	% of the Total Brokerage Commissions	% of the Aggregate Dollar Value of all Portfolio Transactions
DWS California Tax-Free Income Fund	2020	None	—	None	—	—
	2019	None	—	None	—	—
	2018	None	—	None	—	—
DWS New York Tax-Free Income Fund	2020	None	—	None	—	—
	2019	None	—	None	—	—
	2018	None	—	None	—	—
Each fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.
Transactions for Research Services
For the most recent fiscal year, each fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.
Fund	Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
DWS California Tax-Free Income Fund	$0	$0
DWS New York Tax-Free Income Fund	$0	$0

Part I: Appendix I-I—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.
DWS California Tax-Free Income Fund
Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
DWS New York Tax-Free Income Fund
Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities – Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions

Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings

Part I: Appendix I-J—Securities Lending Activities
Each fund had no securities lending activity during its most recent fiscal year.

Part I: Appendix I-K—Additional Information
Fund and its Fiscal Year End	Class	CUSIP Number
DWS California Tax-Free Income Fund	Class T	25158X849
Fiscal Year End: 8/31
DWS New York Tax-Free Income Fund	Class T	25158X831
Fiscal Year End: 8/31

Part I: Appendix I-L—State Specific Risk Factors—California and New York
STATE SPECIFIC RISK FACTORS—CALIFORNIA
DWS California Tax-Free Income Fund normally invests in bonds issued by the State of California or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of the preparation of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.
The following information is subject to change rapidly, substantially, and without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the State’s current or projected financial situation, which in turn could hamper fund performance.
The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.
State Budget Process
The State’s fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of the annual expenditure appropriations is the annual budget act as approved by the State’s Legislature (the “Legislature”) and signed by the Governor (in this section, the “Budget Act”). The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (in this section, the “Governor’s Budget”). State law requires the annual proposed Governor’s Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. During late spring, usually in May, the State’s Department of Finance (“Department of Finance”) submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision, and the resulting updated budget is used as the basis for the final negotiations between the Governor and the Legislature to reach agreement on that year’s Budget Act. Each fiscal year’s Budget Act, along with appropriation bills and “trailer bills” which are part of a budget package, must be approved by a majority vote of each House of the Legislature.
Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.
The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Fiscal Year 2019-20 Budget
The 2019-20 Governor’s Budget, released on January 9, 2019, revised various revenue and expenditure estimates for fiscal year 2018-19. It projected that the State would end fiscal year 2019-20 with General Fund revenues of $144.4 billion ($142.6 billion after transfers), $4.7 billion over estimated 2018-19 revenues. This projected increase was partly attributable to planned increases in housing production and funding for health and human services. The 2019-20 Governor’s Budget projected to end fiscal year 2019-20 with total reserves of $18.5 billion. These estimates included transfers to the BSA of $1.8 billion in fiscal year 2019-20. General Fund expenditures for fiscal year 2019-20 were projected at $144.2 billion, an increase of $109 million or 0.1% compared with 2018-19 totals.
Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. The May Revision to the 2019-20 Governor’s Budget projected reserves of $16.5 billion in the BSA as required under Proposition 2 and $1.6 billion in the Special Fund for Economic Uncertainties. In addition to the required transfer to the BSA, Proposition 2 requires that an equivalent amount be used to pay down existing debts and reduce unfunded liabilities in excess of current base amounts.
On January 14, 2019, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2019-20 Governor’s Budget (“January LAO Report”). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.
The January LAO Report stated that the 2019-20 Governor’s Budget reflected a budget situation that was better than expected. The January LAO Report estimated that even after taking into account various constitutional spending requirements, caseload growth and inflation, the 2019-20 Governor’s Budget contemplated approximately $20.6 billion in available discretionary resources to allocate among a variety of priorities, including one-time spending and debt repayments. Because most of the surplus was expected to consist of one-time funding, the January LAO Report agreed that the emphasis of the 2019-20 Governor’s Budget on paying down debt, building reserves and restricting most new spending to one-time outlays was appropriate.
On June 27, 2019, the Governor signed the budget act for fiscal year 2019-20 (the “2019 Budget Act”), which included an analysis of the projected effects on the General Fund of the federal Tax Cuts and Jobs Act enacted in December 2017. The 2019 Budget Act continued to pay down debts and liabilities, increased fund balances in the BSA and Safety Net Reserve Fund, included an initial deposit to the Public School System Stabilization Account, and invested in education and health care. The 2019 Budget Act also projected a structurally balanced budget through fiscal year 2022-23.
General Fund revenues and transfers for fiscal year 2019-20 were projected at $143.8 billion, an increase of $5.8 billion or 4.2% compared with revised estimates for fiscal year 2018-19. These estimates included transfers to the BSA of $3.6 billion for fiscal year 2018-19 and $2.2 billion for fiscal year 2019-20. The transfers had the effect of lowering the total reported levels of General Fund revenues and transfers for such fiscal years by the amounts of the transfers.
General Fund expenditures for fiscal year 2019-20 were projected at $147.8 billion, an increase of $5.1 billion or 3.6% compared with revised estimates for fiscal year 2018-19. The main components of the $5.1 billion increase in expenditures were: a $5.8 billion increase for health and human services, a $4 billion decrease in government operations, a $1.1 billion increase for higher education, a $1 billion increase in business, consumer services and housing, and a $0.8 billion increase for K-12 education.
The 2019 Budget Act’s revised revenue and expenditure estimates for fiscal year 2018-19 reflected an increase of $4.7 billion of revenues and transfers, primarily due to higher than projected tax revenues with personal income tax revenue higher by $3.3 billion and corporation tax revenue higher by $1.5 billion. The estimated transfer into the BSA decreased by $0.8 billion which contributed to the $4.7 billion increase in the revised estimate of revenues and transfers for fiscal year 2018-19.

The 2019 Budget Act proposed funding of $81.1 billion for fiscal year 2019-20, including $55.9 billion from the General Fund, to K-12 and community college education programs. The 2019 Budget Act proposed total State funding of $18.5 billion for fiscal year 2019-20, including $17.5 billion from the General Fund, for all major segments of higher education.
The 2019 Budget Act also included costs of $20 billion in fiscal year 2019-20 for the optional Medi-Cal expansion, including $2.2 billion from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2019, the State assumed 6% of these costs with the State’s contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10% of the total costs. The 2019 Budget Act projected that in fiscal year 2019-20, approximately 3.8 million Californians would have health insurance through the optional expansion of Medi-Cal. The 2019 Budget Act contemplated a statewide requirement, effective January 1, 2020, for Californians to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under the Affordable Care Act (“ACA”). The 2019 Budget Act codified an intention to extend the Managed Care Organization tax in fiscal year 2019-20; however, the fiscal impact on the General Fund of extending the tax is not captured by the 2019 Budget Act.
Fiscal Year 2020-21 Budget
The 2020-21 Governor’s Budget, released on January 10, 2020, before the onset of the COVID-19 pandemic, revised various revenue and expenditure estimates for fiscal year 2019-20. It projected that the State would end fiscal year 2020-21 with General Fund revenues of $153.4 billion ($151.6 billion after transfers), $4.5 billion over estimated 2019-20 revenues. This projected increase is partly attributable to an improved outlook for corporation tax. The 2020-21 Governor’s Budget projected to end fiscal year 2020-21 with total reserves of $19.3 billion. These estimates include transfers to the BSA of $1.9 billion in fiscal year 2020-21. General Fund expenditures for fiscal year 2020-21 were projected at $153.1 billion, an increase of $3.3 million or 0.9% compared with 2019-20 totals.
Proposition 2, the budget reserve and debt payment measure that was approved by voters in 2014, annually captures an amount equal to 1.5% of General Fund revenues plus capital gains taxes that exceed a long-term historical average. Due to the COVID-19 pandemic, the 2020 Budget Act suspends the fiscal year 2020-21 deposit into the BSA and withdraws $7.8 billion, leaving a balance of $8.3 billion in the BSA for use in future years. Under current projections, Proposition 2 will also result in $9.9 billion in reductions of debts and liabilities through fiscal year 2020-21.
On January 13, 2020, the California Legislative Analyst’s Office (“LAO”) released its analysis of the 2020-21 Governor’s Budget (“January LAO Report”). In reaching its conclusions, the LAO performed an independent assessment of the outlook for California’s economy, demographics, revenues, and expenditures.
The January LAO Report stated that the 2020-21 Governor’s Budget reflects a budget situation that is better than expected. The January LAO Report estimated that even after taking into account various constitutional spending requirements, caseload growth and inflation, the 2020-21 Governor’s Budget contemplates approximately $6 billion in available discretionary resources to allocate among a variety of priorities, including one-time spending and debt repayments. Most of the $6 billion surplus is expected to consist of one-time spending, especially proposals to reduce homelessness, but the surplus also is expected to consist of $1.6 billion in ongoing spending. For this reason, the January LAO Report emphasized that rather than focusing the surplus on ongoing spending, it may be more prudent to build additional reserves to supplement California’s fiscal resilience.
On June 29, 2020, the Governor signed the budget act for fiscal year 2020-21 (the “2020 Budget Act”), which included a number of changes from the Governor’s Budget and May Revision, in large part due to the impact of the COVID-19 pandemic. The Budget Act identified several material adverse impacts on the state’s economic and financial condition resulting from the COVID-19 pandemic, including increasing expenditures related to the state’s efforts to slow and reduce the spread of COVID-19, increasing costs of the provision of health and human services, and decreasing revenues due to the state, national and international economic toll of the pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on the state and national economy, triggered a historic drop and ongoing volatility in the stock market, and a recession. These efforts resulted in significant declines in the state revenues from recent levels, as well as increased expenditures required to manage and mitigate COVID-19’s impact on the state, and are expected to continue to do so in the foreseeable future. Job losses and business closures caused by the

COVID-19 recession sharply reduced state revenues. Compared to the 2020-21 Governor’s Budget forecast prepared in January 2020, General Fund revenues are projected to decline by over $41 billion. The revenue drop, combined with increased costs in health and human services, and added costs to respond to the COVID-19 pandemic, led to a $54.3 billion projected fiscal year 2020-21 budget deficit, absent corrective measures.
The 2020 Budget Act closes the deficit through the use of existing reserves, special fund borrowing, deferrals, cancelled program expansions and trigger reductions. The trigger reductions include $11.1 billion in expenditure reductions and deferrals that will be restored if the State receives at least $14 billion in federal funds. If the state receives a lesser amount of federal funds (between $2 billion and $14 billion), the triggered reductions will be partially restored. The $11.1 billion in reductions includes $6.6 billion in deferred spending on schools and $2.8 billion in state employee compensation reductions. The COVID-19 pandemic has materially adversely affected the state’s revenues and expenditures and is expected to continue to do so.
General Fund revenues and transfers for fiscal year 2020-21 were projected at $137.7 billion, an increase of $94 million or 0.1% compared with revised estimates for fiscal year 2019-20. These estimates include transfers to the BSA of $2.1 billion for fiscal year 2019-20 and a withdrawal from the BSA for deposit into the General Fund of $7.8 billion for fiscal year 2020-21. The transfer has the effect of lowering the total reported levels of General Fund revenues and transfers for such fiscal years by the amounts of the transfer, and the withdrawal has the effect of increasing the projected General Fund revenues by the net amount of the withdrawal.
General Fund expenditures for fiscal year 2020-21 were projected at $133.9 billion, a decrease of $13.0 billion or 8.9% compared with revised estimates for fiscal year 2019-20. The main components of the $13.0 billion decrease in expenditures are: a $2.9 billion increase for health and human services, a $0.8 billion decrease in government operations, a $2.9 billion decrease in general government, a $1.3 billion decrease for higher education, a $0.9 billion decrease in business, consumer services and housing, and a $6.8 billion decrease for K-12 education.
The 2020 Budget Act’s revised revenue and expenditure estimates for fiscal year 2019-20 reflect a decrease of $6.8 billion of revenues and transfers, primarily due to lower than projected tax revenues with personal income tax revenue lower by $6.8 billion and sales and use tax revenue lower by $2.3 billion. The estimated General Fund expenditures decreased by $0.8 billion which contributed to the $6.8 billion decrease in the revised estimate of revenues and transfers for fiscal year 2019-20.
The 2020 Budget Act proposed funding of $70.9 billion for fiscal year 2020-21, including $45.1 billion from the General Fund, to K-12 and community college education programs. The 2020 Budget Act proposed total State funding of $16.7 billion for fiscal year 2020-21, including $15.8 billion from the General Fund, for all major segments of higher education.
The 2020 Budget Act also included costs of $22.4 billion in fiscal year 2020-21 for the optional Medi-Cal expansion, including $2.3 billion from the General Fund. The federal government paid nearly all of the costs of this expansion for the first three years. As of January 1, 2020, the State is responsible for 10% of the total costs. The 2020 Budget Act projects that in fiscal year 2020-21, approximately 3.9 million Californians will have health insurance through the optional expansion of Medi-Cal. The 2019 Budget Act contemplated a statewide requirement, effective January 1, 2020, for Californians to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under the Affordable Care Act (“ACA”). The 2019 Budget Act also included advanced premium assistance subsidies to individuals with household incomes below 138 percent and between 200 and 600 percent of the Federal Poverty Level beginning January 1, 2020. The 2020-21 Budget includes $217.0 million in fiscal year 2019-20 and $348.9 million in fiscal year 2020-21 for these subsidies.
Other Considerations
Any deterioration of the State’s fiscal situation could increase the risk of investing in California municipal securities, including the risk of issuer default, downgrade and bankruptcy, and could also heighten the risk that prices of California municipal securities will experience greater volatility. Local and national market forces, such as declines in real estate prices and general business activity, may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain municipal issuers to repay their obligations. Any perceived increased likelihood of default among municipal issuers may result in constrained liquidity, increased price volatility and credit downgrades of municipal issuers, any of which could negatively impact the value of all or a substantial portion of the municipal securities held by the fund. In addition, in certain circumstances it may be difficult for investors to obtain reliable information on the obligations underlying municipal securities. An insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. In the past, as a result of financial and economic difficulties, several California municipalities filed for bankruptcy protection under Chapter 9. Additional municipal bankruptcy filings may occur in the future.
The COVID-19 pandemic has exacerbated each of the foregoing risks. During periods of volatility municipal issuers may be unable to obtain additional financing through, or may be required to pay higher interest rates on, new issues, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or its municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.
A downgrade of a municipal security insurer may negatively impact the price of insured municipal securities and increase the risk that the insurer will be unable to meet all future claims.
The above discussion of the fiscal year 2019-20 and 2020-21 budgets is based on estimates and projections of revenues and expenditures and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.
California’s General Economic Conditions. California’s economy, the largest among the 50 states, one of the largest in the world (in terms of gross domestic product), and one of the most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the State’s economy closely resembles the make-up of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.
California benefitted from broad-based growth following the end of the severe economic downturn in 2009. The COVID-19 pandemic ended the longest economic expansion in U.S. history in February 2020 and the US, including California, entered a recession. As a consequence, absent corrective actions, significant budget deficits are projected to occur through at least the 2023-24 fiscal year, driven principally by lower wages, capital gains realizations, consumption, and corporate profits as a result of the COVID-19 pandemic’s negative impact on economic growth.
In addition to the recession caused by the onset of the COVID-19 pandemic, there remain a number of budget risks that could threaten the State’s financial condition. These risks include potentially unfavorable changes to federal policies, the still uncertain impact of recent changes in federal tax law and trade policy, the impact of the state’s critical housing shortage, the risk of a state population undercount in the 2020 Census, the impact of climate change, and the significant unfunded liabilities of the two main retirement systems managed by State entities, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The State is committed to further reducing unfunded pension liabilities and retiree health care cost liabilities. There can be no assurances that the State will not face fiscal stress and cash pressures again as it has periodically in the past or that other changes in the State or national economies or in federal policies will not materially adversely affect the financial condition of the State.
California’s unemployment rate fell to another record low of 3.9% in October 2019, where it stayed for five consecutive months. However, with the onset of the COVID-19 pandemic, the State’s unemployment rate averaged a record-high 15.9% in the second quarter of 2020. In July 2020, an average of 3.4 million Californians were claiming unemployment insurance, and an additional 1.1 million were claiming Pandemic Unemployment Assistance. In contrast, an average of 440,000 Californians were claiming unemployment insurance in February 2020, before the onset of the COVID-19 pandemic. After growing 5.0% in 2019, California's total personal income was projected to contract by 8.9% in 2020, and is not expected to return to pre-pandemic levels until 2023.

Inflation in California since 2014 remained concentrated most notably in housing due to housing supply and demand imbalances. Overall inflation in California was projected to slow to 1.0% in 2020 due to decreased demand for nonessential goods and services. Inflation in California was projected to rebound beginning in 2021, gradually increasing to 3.5% in 2022 and 2023.
Cash Flow Requirements. The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. Current State debt obligations include:
General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.
Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service pursuant to the continuing appropriation contained in the bond act if the specified revenue source is not sufficient. As of July 1, 2020, the State had outstanding approximately $72.7 billion aggregate principal amount of long-term general obligation bonds, of which approximately $71.9 billion were payable primarily from the State’s General Fund and approximately $778.9 million were self-liquidating bonds payable first from other special revenue funds. As of July 1, 2020, there were approximately $31.9 billion of authorized and unissued long-term voter-approved general obligations bonds which, when issued, will be payable principally from the General Fund.
On June 3, 2014, State voters approved a ballot measure which, together with its authorizing legislation, cancelled $600 million of authorization for general obligation bonds to finance home mortgages for military veterans, and replaced it with $600 million of authorization for general obligation bonds to finance rental housing programs for veterans. Unlike the home mortgage bonds, which were expected to be repaid from mortgage repayments, with the General Fund making up any shortfall if the mortgage payments were insufficient, the rental housing bonds are payable directly and solely from the General Fund.
In the November 2018 general election, voters passed Proposition 1, authorizing the State to issue $4 billion in general obligation bonds to fund veterans and affordable housing services ($3 billion for various housing programs and $1 billion for home loan assistance to veterans). The bonds are anticipated to increase the General Fund’s debt service expenditures by approximately $170 million annually for 35 years. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by a two-thirds vote of the Legislature or placed on the ballot through the initiative process.
Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of bonds. The State uses commercial paper notes to provide flexibility for bond programs, such as to provide interim funding for voter-approved projects or to facilitate refunding of variable rate bonds into fixed rate bonds.
Commercial paper notes are not included in the calculation of permitted variable rate indebtedness. Approximately $2.3 billion of commercial paper is now authorized. As of July 1, 2020, approximately $1.1 billion of commercial paper notes was outstanding.
Lease-Revenue Obligations. In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities, such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the General Fund. As of July 1, 2020, the State had approximately $8.5 billion lease-revenue obligations outstanding supported by the General Fund, and approximately $7.6 billion authorized but unissued lease-revenue obligations. The budget act for fiscal year 2014-15 (the “2014 Budget Act”) also included an appropriation of $54.2 million to pay an annual service fee to the private developer of the new Long Beach Courthouse. Service fees for the Long Beach Courthouse, which are subject to annual appropriation by the Legislature, are expected to be approximately $2 billion over a period of 35 years.
Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. These revenue bonds represent obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by the revenue bonds. In each case, such revenue bonds are not payable from the General Fund. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $68.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2020.
Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the “ARRA”). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds (“BABs”) for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but pursuant to the ARRA, the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. This resulted in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The BAB subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments related to lease-revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government. As of the 2020 Budget Act, none of the State’s BAB subsidy payments have been reduced because of such an offset.
Between April 2009 and December 2010, the State issued approximately $13.5 billion of BAB general obligation bonds and $551 million of BAB State Public Works Board lease-revenue bonds. Approximately $204 million of the BAB State Public Works Board lease-revenue bonds have been redeemed. The aggregate amount of subsidy payments to be received for fiscal year 2020-21 through the maturity of these bonds (mostly 20 to 30 years) is approximately $5.43 billion for the general obligation BABs and $123.3 million for the lease-revenue BABs.
Pursuant to certain federal budget legislation adopted in August 2011, starting as of March 1, 2013, the government’s BAB subsidy payments were reduced as part of a government-wide “sequestration” of many program expenditures. The amount of the reduction of the BAB subsidy payment has been less than $30 million annually and is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service for the general obligation and State Public Works BABs, so this reduction will not affect the State’s ability to pay all of its debt service on time, nor have any material impact on the State’s General Fund.
Tobacco Settlement Revenue Bonds. In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate memorandum of understanding, half of the payments made by the participating manufacturers will be paid to the State and half to certain local governments. The specific amount to be received by the State and such local governments is subject to adjustment. The MSA requires reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the participating manufacturers, payments owed to certain “Previously Settled States” and certain other types of offsets.
State law enacted in 2002 (the “Tobacco Securitization Law”) authorized the establishment of a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. Legislation in 2003 amended the Tobacco Securitization Law to authorize a credit enhancement mechanism that requires the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs in the event tobacco settlement revenues and certain other amounts are insufficient. The Legislature is not obligated to make any General Fund appropriation.
The credit enhancement mechanism applies to certain tobacco settlement bonds that were issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $1.84 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State and neither the faith and credit, nor the taxing power, nor any other assets or revenues of the State shall be pledged to the payment of the enhanced bonds. However, the State committed to request a General Fund appropriation from the Legislature in the event tobacco settlement revenues are insufficient to pay debt service on the enhanced bonds, and in the event that certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. Every enacted budget since 2003 has included this appropriation, but use of the appropriated money has never been required.
Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2020, the balance of the reserve fund for the enhanced bonds was approximately $146.8 million. If, in any future year tobacco settlement revenues are less than the required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is neither obligated to replenish the reserve fund from the General Fund nor obligated to request an appropriation to replenish the reserve fund.
Cash Flow Borrowings. The majority of the State’s General Fund receipts are received in the latter part of the fiscal year. Disbursements from the General Fund occur more evenly throughout the fiscal year. The State’s cash management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets when necessary. In order to mitigate the effects of COVID-19 disruptions on individuals and many businesses and conform with federal income tax deadlines, the state has delayed the deadline for filing and payment of personal income taxes and corporation taxes to July 15, 2020, and has also taken other actions which resulted in delays in the state's receipt of sales and use taxes. Several counties waived penalties for the late filing of property taxes (which are a factor in determining the state's Proposition 98 school funding obligation). All of these delays in tax filings and payments reduced the receipt of a significant portion of revenues until the third and fourth quarters of 2020.
The General Fund is authorized to borrow for cash management purposes from more than 800 funds in the State Treasury. Total borrowing from special funds must be approved quarterly by the Pooled Money Investment Board. The Legislature may occasionally adopt legislation establishing additional authority to borrow from special funds. As of the 2020 Budget Act, the General Fund is projected to have at least $29 billion of internal funds (excluding the BSA and the Special Fund for Economic Uncertainties) available to borrow during fiscal year 2020-21. However, the COVID-19 pandemic has significantly impacted the State’s expected cash flow for fiscal year 2020-21. The State may also borrow from the BSA, which was reduced to $8.7 billion in July 2020 and was expected to be reduced to $8.3 billion in September 2020. The State may also transfer funds into the General Fund from the Special Fund for Economic Uncertainties, which is not a special fund.
As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. By law, revenue anticipation notes (“RANs”) must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State may issue revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied

Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State’s Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) a contingent obligation for General Fund payments to local governments for certain costs for realigned public safety programs if not provided from a share of State sales and use taxes (as provided in Article XIII, Section 36 of the State’s Constitution, enacted by Proposition 30); (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay State employees’ wages and benefits, required State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, lease payments to support lease-revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with State warrants that can be cashed immediately.
The State entered the 2020-21 fiscal year with a General Fund positive cash balance at June 30, 2020 of $5.4 billion. The State entered fiscal year 2020-21 with an outstanding loan balance of $20 billion. The State’s cash flow projections for the balance of the fiscal year 2019-20 show no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $9 billion at the end of each month.
Although the State may choose to employ additional cash management measures if necessary, such as delaying certain types of disbursements, increasing the internal borrowing capacity, deferring some of the State’s disbursements until later in the then-current fiscal year, or issuing registered warrants, none of these are planned to be used in fiscal year 2020-21.
Since 2006, a significant amount of new general obligation bonds, lease-revenue bonds and Proposition 1A bonds have been authorized by voters and/or the Legislature. These authorizations led to a substantial increase in the amount of General Fund-supported debt outstanding, from approximately $44.9 billion as of July 1, 2006 to approximately $80.4 billion as of July 1, 2020, while still leaving current authorized and unissued bonds of about $31.9 billion.
In 2009 and 2010, over $35 billion of new money general obligation bonds, lease-revenue bonds and Proposition 1A bonds were sold. Following the record bond issuance levels in 2009 and 2010, bond issuance for new money general obligation bonds has substantially decreased as departments work to manage their existing bond cash balances. Based on estimates from the Department of Finance, approximately $4.8 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $783 million of lease-revenue bonds will be issued in fiscal year 2020-21. The State also expects to issue refunding bonds as market conditions warrant.
The ratio of debt service on general obligation and lease-revenue bonds supported by the General Fund to annual General Fund revenues and transfers (“General Fund Debt Ratio”) can fluctuate. As assumptions for future debt issuance and revenue projections are updated from time to time, any changes to these amounts may impact the projected General Fund Debt Ratio. Based on the General Fund revenue estimates less transfers to/from the BSA contained in the 2020-21 Governor’s Budget and bond issuance estimates discussed above, the General Fund Debt Ratio is estimated to equal approximately 6.16% in fiscal year 2020-21 and 6.56% in fiscal year 2021-22.
Bond Ratings
S&P, Moody’s and Fitch assign ratings to California’s long-term general obligation bonds. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. As of September 2, 2020, California’s general obligation bonds were rated “Aa2” by Moody’s, “AA-” by S&P and “AA” by Fitch.

The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.
There can be no assurance that any such ratings will be maintained in the future. The State’s credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State’s general obligation bonds, as well as notes and bonds issued by California’s public authorities and local governments, which could negatively impact the Fund’s performance. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund’s portfolio.
Litigation
At any given time, there are numerous civil actions pending against the State which could, if determined adversely to the State, affect the State’s expenditures and, in some cases, its revenues and cash flow. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. If the State eventually loses any of these cases, the final remedies may not have to be implemented in any one year.
There are several pending actions against the State, including actions challenging school financing, statutes that reformed California redevelopment law, Medi-Cal reimbursements, and actions advocating for prison health care reform and a reduction of prison population.
Litigation related to the State’s plans for a high-speed rail system is ongoing and may pose challenges to the use of funds for the construction of the high-speed rail. In the event of a final decision adverse to the State that prevents use of bond proceeds or cap and trade funds, it is possible that the federal government may require the State to reimburse federal funds provided for the high-speed rail project if the State fails to provide other matching funds consistent with the federal grant agreement. In addition, in May 2019, the Federal Railroad Administration (“FRA”) issued a decision to terminate a grant agreement providing $930 million in unexpended funds for the high-speed rail project. The State and the California High-Speed Rail Authority (“CHSRA”) filed an action challenging the determination decision.
Several lawsuits have been filed on behalf of individuals, businesses and public agencies against the California Department of Water Resources in connection with the Department of Water Resources’ State Water Project. The State Water Project encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including a dam at Lake Oroville. In February 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville. Several lawsuits have been filed asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed. At this time, it is unknown what future net financial impact this litigation may have on the General Fund.
Constitutional, Legislative and Other Factors
Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations in the Fund’s portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State’s General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State’s General Fund will be distributed in the future to counties, cities and their various entities is unclear.
Health Care Legislation. Certain debt obligations in the Fund’s portfolio may be obligations that are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.
The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. California law provides that the State shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients.
In most geographical areas of California, only those hospitals that enter into a Medi-Cal contract with the State will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the Legislature appropriates adequate funding therefor.
These payment obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. State law established the Health Facility Construction Loan Insurance Fund as a trust fund that is continuously appropriated and may only be used for purposes of this program. This fund is used as a depository of fees and insurance premiums and any recoveries and is the initial source of funds used to pay administrative costs of the program and shortfalls resulting from defaults by insured borrowers. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and, based on certain formulations and assumptions, found the reserve fund substantially underfunded. However, the most recent actuarial study of the fund as of June 30, 2016 was completed in August 2018. It concluded, among other things, that the Health Facility Construction Loan Insurance Fund appears to be sufficient and, based upon a number of assumptions, should maintain a positive balance until fiscal year 2045-46. As of May 31, 2020, the Office of Statewide Health Planning and Development insured 78 loans to nonprofit or publicly-owned health facilities throughout California, with an aggregate par amount of approximately $1.786 billion and a cash balance of approximately $164 million.
The ACA increases access to public and private health care coverage through various programmatic, regulatory and tax incentive mechanisms. To expand coverage, the ACA provides for: (1) the health insurance exchange, a new marketplace in which individuals who do not have access to public coverage or affordable employer coverage can purchase insurance and access federal tax credits, and (2) two expansions of Medicaid – a mandatory expansion by simplifying rules affecting eligibility, enrollment and retention; and an optional expansion to adults with incomes up to 138% of the federal poverty level. Additionally, the ACA required specified rate increases for primary care for two years beginning January 1, 2013 and prohibited California from restricting eligibility primarily for the Medi-Cal and Healthy Families programs before the new coverage requirements went into effect in 2014.
Health care reform has resulted in a significant net increase of General Fund program costs in fiscal year 2013-14 and beyond. The net impact of health care reform on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and savings resulting from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange, also known as “Covered California,” which started in 2014. The 2020 Budget Act included $22.4 billion in costs in fiscal year 2020-21 related to the optional expansion. The federal government paid nearly 100% of the costs of this expansion for the fiscal years 2013-14 through 2015-16. As of January 1, 2020, California is responsible for 10% of these costs. The 2020 Budget Act projects that in fiscal year 2020-21, approximately 3.9 million Californians will have health insurance through the optional expansion of Medi-Cal, and 1.4 million through Covered California.
Mortgages and Deeds. Certain debt obligations in the Fund’s portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor’s right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee’s sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the “one form of action” rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.
Upon the default of a mortgage or deed of trust with respect to California real property, the creditor’s nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer’s obligations.
In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute “State action,” and could hold that the private-right-of-sale proceedings violate the due process requirements of the federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.
Certain debt obligations in the Fund’s portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California’s statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.
Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months’ advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Wildfire Fund. The Legislature enacted AB 1054 on July 12, 2019, to address public utility liability for wildfires by, among other measures, establishing a wildfire fund (“Wildfire Fund”) to pay eligible claims arising from certain wildfires. It is anticipated that the State’s three largest public utilities’ shareholders and their ratepayers (by a charge collected by the public utilities at the direction of the California Public Utilities Commission) will jointly contribute to the Wildfire Fund in an amount up to $21 billion. In addition to allowing direct transfers of the ratepayer charge to the Wildfire Fund, the legislation authorizes the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund, debt service on such bonds to be paid by the ratepayer charge.
The legislation also requires a transfer to the Wildfire Fund of $2 billion, which was made on August 15, 2019, from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund. This $2 billion transfer was made as a loan to provide necessary cash on a short-term basis for claims-paying resources, and it is expected to be repaid from proceeds of bonds to be issued by the Department of Water Resources in the latter half of 2020. These bonds would constitute a portion of the $10.5 billion of bonds authorized by the legislation to be issued by Department of Water Resources. If the California Public Utilities Commission does not direct the collection of the ratepayer charge payable to the Department of Water Resources by a specified date, the Director of Finance is authorized, upon satisfaction of certain other conditions, to cause the transfer of up to an additional $8.5 billion to the Wildfire Fund from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund as a cash loan. If the California Public Utilities Commission does not act as anticipated with respect to directing the collection of the ratepayer charge in a timely manner, the source of repayment of such a cash loan has not been determined and, thus, further legislation and/or subsequent action would be needed by the California Public Utilities Commission.
Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the State Constitution known as Proposition 13, which added Article XIIIA to the State Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.
Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of Article XIIIA defines “full cash value” to mean “the County Assessor’s valuation of real property as shown on the 1975/76 tax bill under ‘full cash value’ or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment.” The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.
Legislation enacted by the Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.
Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and State Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State is able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.
In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. The provisions of Proposition 1A allowing the State to borrow money from local governments from time to time have been suspended by Proposition 22, which permanently prohibits any future such borrowing. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.
Proposition 1A further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to fiscal year 2004-05 over a term of years. Payment of mandated costs incurred prior to fiscal year 2004-05 are required to begin in fiscal year 2006-07 and to be paid over a term of 15 years.
The 2014 Budget Act suspended 60 mandates subject to Proposition 1A of 2004 for the 2014-15 fiscal year. The total estimated back cost owed on the suspended mandates is approximately $900 million. That amount would be payable if the Legislature had chosen to fund all suspended mandates. The amended budget act for fiscal year 2009-10 authorized the State to exercise its Proposition 1A borrowing authority. This borrowing generated approximately $2 billion that will be used to offset state General Fund costs for a variety of court, health, corrections, and K-12 programs.
Proposition 22. Passed November 2, 2010, this proposition, called the “Local Taxpayer, Public Safety and Transportation Protection Act of 2010,” supersedes some parts of Proposition 1A of 2004, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 supersedes Proposition 1A by prohibiting the State from borrowing sales tax or excise taxes on motor vehicle fuels or changing the allocations of those taxed among local governments except pursuant to specified procedures involving public notices and hearings, although Proposition 1A borrowing done in 2009 is grandfathered. In addition, any law enacted after October 29, 2009 inconsistent with Proposition 22 is repealed under Proposition 22.The inability of the State to borrow or redirect property tax funds reduces the State’s flexibility in reaching budget solutions. The State had used these actions for several billion dollars of solutions prior to the enactment of Proposition 22.
Proposition 25. Passed November 2, 2010, pursuant to this proposition, a budget act (or other appropriation bills and “trailer bills” which are part of the budget package) must be approved by a majority vote of each House of the Legislature. This is a reduction from the requirement for a two-thirds vote. In addition, Proposition 25 permits the Governor to reduce or eliminate specific line items in a budget act or any bills that amend the budget act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the State Legislature.

Proposition 26. Passed November 2, 2010, this proposition revises provisions in Articles XIIIA and XIIIC of the State Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both Houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction could be adopted by a majority vote. It also provides that any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax, thereby requiring a two-thirds vote of approval for passage.
Proposition 58. Shortly after being elected in October 2003, then-Governor Schwarzenegger asked the Legislature to send to California voters a proposal to amend the State Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure, known as Proposition 58, which amended Article XIIIB of the State Constitution. The amendment provided for the following:
1. Required enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;
2. Allowed the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;
3. Required the Legislature to stop other action and act on legislation proposed to address the emergency;
4. Established the BSA as a second budgetary reserve;
5. Provided that the California Economic Recovery Bond Act is for a single object or work; and
6. Prohibited any future deficit bonds.
Proposition 2. Proposition 2, which revised Proposition 58 requirements, was approved by the voters in 2014 and became effective in fiscal year 2015-16.
Proposition 2 superseded the BSA provisions of Proposition 58, providing for both paying down debt and other long-term liabilities and saving for a rainy day by making specified deposits into the BSA.
In response to the volatility of capital gains revenues and the resulting boom-and-bust budget cycles, Proposition 2 takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains. Proposition 2:
1. Requires a calculation of capital gains revenues in excess of 8% of General Fund tax revenues that are not required to fund a Proposition 98 increase and requires a calculation of 1.5% of annual General Fund revenues;
2. Requires half of each year’s calculated amount for the first 15 years be used to pay specified types of debt or other long-term liabilities and half be deposited into the BSA;
3. Allows the withdrawal of BSA funds only for a disaster, as defined, or if spending remains at or below the highest level of spending from the past three years;
4. Creates the Public School System Stabilization Account, in which spikes in funding will be saved for future years;
5. Sets the maximum size to be reserved in the BSA for a fiscal year at 10% of General Fund revenues; and
6. Requires that the State provide a multiyear budget forecast to help better manage the State’s long-term finances.

A number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of General Fund or special fund revenues, or otherwise limited the Legislature and Governor’s discretion in enacting budgets.
The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth State spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.
Proposition 62. Approved on November 4, 1986, Proposition 62 further restricted the ability of local governments to raise taxes and allocate approved tax revenues. Several decisions of the California Courts of Appeal have held parts of Proposition 62 unconstitutional. However, the California Supreme Court has upheld a requirement imposed by Proposition 62 that “special taxes” be approved by two-thirds of the voters voting in an election on the issue. As a result of this decision, other taxes that have been imposed by local governments in the State may be invalidated, and it may become more difficult for local governments to raise taxes.
Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily through the Proposition 98 Guarantee. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), guarantees K-12 and community college education the greater of (a) in general, a fixed percent of General Fund revenues (“Test 1”), (b) the amount appropriated to K-12 and community college education in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of 1% is less than the percentage growth in State per capita personal income (“Test 3”). Under Test 3, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth. The passage of Proposition 30 in 2012 provided temporary increases in personal income tax rates through December 31, 2018 and required the additional revenues to be expended to support K-12 public schools and community colleges as part of the Proposition 98 Guarantee. In 2016, voters approved Proposition 55, which extended the personal income tax increase imposed by Proposition 30 through tax year 2030.
The 2020 Budget Act proposes Proposition 98 funding of $70.9 billion for fiscal year 2020-21, of which $45.1 billion is from the General Fund. The 2020 Budget Act includes a decrease of $10.1 billion over the amount assumed for fiscal year 2019-20 in the 2019 Budget Act.
Proposition 98 may also create two forms of future obligations for the State General Fund: maintenance factor payments and settle-up payments. Both of these obligations have been created in years leading up to fiscal year 2019-20. The 2019 Budget Act included $391 million in settle-up payments and a $296 million discretionary payment, which represent prior years of Proposition 98 underfunding. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year. Any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.
Proposition 218. On November 5, 1996, the voters of the State approved Proposition 218, a constitutional initiative, entitled the “Right to Vote on Taxes Act.” Proposition 218 further limited the ability of local governments to raise taxes, fees and other exactions. The limitations include requiring a majority vote approval for general local tax increases, prohibiting fees for services in excess of the cost of providing such service, and providing that no fee may be charged for fire, police, or any other service widely available to the public.
Other Considerations

California’s financial position has been materially adversely impacted due to the onset of the COVID-19 pandemic in March 2020. Efforts to respond to and mitigate the spread of COVID-19 have had a severe impact on California’s economy and triggered ongoing volatility in the stock market. The State has made, and expects to continue to make, significant upfront emergency expenditures of several billion dollars to respond to COVID-19. In March 2020, the State legislature appropriated up to $1.1 billion from the General Fund to support state and local efforts to address the impacts of COVID-19, and the Department of Finance transferred the entire $1.3 billion available in the SFEU to the Disaster Response-Emergency Operations Account, a subaccount of the Special Fund for Economic Uncertainties, to secure personal protective equipment and critical medical supplies, enhance the surge capacity of hospitals and medical facilities, and procure other items necessary to support the state's efforts to protect public health and safety and reduce the spread of the COVID-19 outbreak. The 2020-21 Budget sets aside $716 million in the SFEU for the State’s response to the ongoing COVID-19 pandemic. The State expects to receive federal reimbursement through a Major Disaster Declaration for up to 75% of certain expenditures related to emergency protective measures, and as of July 30, 2020, the State had received $505 million in federal reimbursement.
During California’s November 2018 general election, voters passed Proposition 1, Proposition 2 and Proposition 4, which authorized California to issue, cumulatively, approximately $7.5 billion in general obligation bonds. Proceeds from these issues are intended to be allocated to programs related to veteran support, affordable housing, persons with mental illnesses and capital improvement projects for hospitals.
In May 2019, the FRA notified the CHSRA that it terminated a cooperative agreement between the FRA and the CHSRA due to CHSRA’s failure to comply with the terms of the agreement. The future of CHSRA’s federal Transportation, Housing and Urban Development, and Related Agencies Appropriations Act for 2010 (“FY10”) grant funds remains uncertain. California and the CHSRA filed a federal lawsuit to prevent the FRA from re-obligating the FY10 funds to another eligible program.
California has historically been susceptible to wildfires and hydrologic variability. Extreme weather, intensified by climate change, has led to essentially a year-round fire season, with larger and more intense fires. In November 2018, California experienced a number of catastrophic wildfires, and has since spent billions of dollars in recovery efforts and debris removal. California committed funds from the General Fund’s Special Fund for Economic Uncertainties toward disaster response operation costs resulting from these wildfires.
Substantially all of California is within an active geologic region subject to major seismic activity. Any obligation held by the Fund could be affected by an interruption of revenues due to damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions due to earthquakes. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
California Tax Considerations
In any year in which the fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax on the income and gains it distributes to shareholders, the fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. The fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the fund’s taxable income may be subject to California state franchise or income tax at regular corporate rates.
If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as “California exempt-interest dividends”). The fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.
The fund will report, in written statements furnished to shareholders, the portion of the dividends paid by the fund with respect to its taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.
To the extent, if any, dividends paid to shareholders of the fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the fund level for California franchise or corporate income tax purposes.
Shares of the fund are not subject to the California property tax.
Interest on indebtedness incurred or continued by shareholders or related parties to purchase or carry shares of the fund is not deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption or other disposition of shares may be disallowed under the “wash sale” rules if within a period beginning 30 days before and ending 30 days after the redemption or other disposition, other shares of the fund or other substantially identical stock or securities are acquired.
The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of fund dividends and as to their own California state tax situation, in general.

STATE SPECIFIC RISK FACTORS – NEW YORK
DWS New York Tax-Free Income Fund normally invests in bonds issued by New York State or its political subdivisions. The fund is therefore subject to various statutory, political and economic factors unique to the state of New York. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York securities owned by the fund. The information is derived from various public sources, all of which are available to investors generally, and which the fund believes to be accurate.
The following information is subject to change rapidly, substantially, and without notice, especially in light of the short- and long-term effects of the COVID-19 pandemic, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State or its issuers since the date of its preparation. Any such change(s) may adversely affect the State’s and applicable issuer’s cash flows, expenditures, or revenues, or otherwise negatively impact the State’s current or projected financial situation, which in turn could hamper fund performance.
The value of the shares of a fund that primarily invests in the municipal securities of one state may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states. The ability of state, county or other local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally.
Financial Disclosure for the State of New York
The State of New York’s most recently completed fiscal year began on April 1, 2019 and ended on March 31, 2020. The State’s new fiscal year began on April 1, 2020. The State legislature approved the budget for the fiscal year, which began on April 1, 2020 and ends on March 31, 2021 (“fiscal 2021”), in April 2020 (the “Enacted Budget”). The disclosure below is based on the Annual Information Statement of the State which was released on June 3, 2020, and the most recent Quarterly Update released on October 1, 2020 (collectively, the “AIS”), and other information prepared by the Division of the Budget (DOB) that is available at: budget.ny.gov. The AIS has been filed with the Municipal Securities Rulemaking Board (MSRB) through its Electronic Municipal Market Access (Emma) System. An electronic copy of the AIS can be accessed through Emma at emma.msrb.org. The State’s audited financial statements for the fiscal year ended March 31, 2020 were released in September 2020. The audited financial statements are prepared by the Office of the State Comptroller (OSC) and are available at: osc.state.ny.us.
The New York State Economy
New York State and especially New York City have been significantly impacted by the COVID-19 pandemic. Coronavirus fears, travel bans, and regulations that limit social gatherings which have caused a wide range of business sectors to cease operations, especially retail trade and leisure and hospitality. The abrupt halt of economic activity in most industries continues to lead to layoffs and furloughs. As a result, private sector employment in New York State is expected to shed jobs starting from the first fiscal quarter of 2020 through the first fiscal quarter of 2021 on a year-over-year basis. Private sector employment is expected to decline 9.7 percent in 2020 and recover in 2021 to a growth rate of 5.1 percent; however a full recovery to pre-COVID levels is expected to take several years.
Despite global economic and financial uncertainties, the S&P 500 equity price index has rebounded since the beginning of the COVID-19 pandemic, surpassing its all-time highs in August 2020, and is projected to grow 8.3 percent in 2020. Finance and insurance sector bonuses are expected to decline 21.1 percent in fiscal 2021. The outlook for total bonuses is slightly less negative, with a projected decline of 5.4 percent in fiscal 2021. Total wages are expected to grow 7.3 percent in fiscal 2022.
State property income and proprietor’s income are projected to decline 2.7 percent and 11.9 percent, respectively, in fiscal 2021. The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) relief payments to individuals across the nation are reflected within State transfer income as early as the second quarter of 2020, driving up State transfer income by approximately 39.4 percent in fiscal 2021. On balance, State personal income is projected to increase 2.3 percent in fiscal 2021, followed by a projected growth of 0.6 percent in fiscal 2022.

All of the risks to the U.S. forecast apply to the State forecast as well. The COVID-19 pandemic and weak global growth are contributing to increased market volatility and restraining equity prices growth over the near term. As the nation’s financial capital, both the volume of financial market activity and volatility in equity markets pose a particularly significant degree of risk for the New York State economy. Since the New York City area became the epicenter of the COVID-19 outbreak in the U.S. in the spring of 2020, a prolonged impact of the virus into 2021 is likely to threaten economic growth within the City and the State. More-than-expected layoffs could pose a significant downside risk to employment and wage outlook. Upside risks such as the faster than expected containment of the virus, stronger equity markets, and more robust national and global growth could result in higher employment and wage growth, although there can be no assurance that such positive trends would be manifested in fiscal 2021.
The State has a diverse economy with a relatively large share of the nation’s financial activities, employment in the information, health services and education sectors, but a rather small share of the nation’s farming and mining activity. The State has the fourth highest population in the nation, and its residents have a comparatively high level of personal wealth. The most significant sectors of the State’s economy differ from those of the national economy. Tourism comprises a significant part of the economy. The State’s location, airport facilities and natural harbors have made it an essential link in international commerce. The adverse effects of the pandemic on the tourism industry have been immediate, and it is uncertain how long the downturn in such industry will continue. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total State wages is particularly large relative to the nation. During an economic recession that is concentrated in construction and manufacturing, the State is likely to be less affected than the nation as a whole; however, the State is more likely to be affected during a recession that is concentrated in the services sector. The City has the highest population of any city in the nation and is the center of the nation’s largest metropolitan area. The City accounts for a large percentage of the State’s residents and personal income.
The COVID-19 pandemic has affected economic activity in the nation and the State. After 22.2 million U.S. jobs were lost in March and April of 2020, 11.4 million jobs were added from May to September 2020. The U.S. unemployment rate fell to 7.9 percent in September 2020, 6.8 percentage points below its peak of 14.7 percent in April 2020. The DOB expects national employment to gradually improve over the last quarter of 2020. Nonfarm payroll employment is expected to decline 5.6 percent in 2020 before a 3.4 percent gain in 2021. The annual average unemployment rate is expected to peak at 8.3 percent for 2020 before dropping to 6.4 percent for 2021. According to the U.S. Bureau of Economic Analysis (the “DBEA”), U.S. real Gross Domestic Product (the “GDP”) declined at a 31.4 percent annual rate during the second quarter of the calendar year 2020, after declining 5.0 percent in the first quarter of 2020. For comparison, the February 2020 DOB forecast estimated quarterly growth of 1.5 percent and 2.5 percent, respectively. The DOB expected that U.S. real GDP would rebound 32.6 percent in the third quarter and grow 3.7 percent in the fourth quarter of 2020. On an annual basis, U.S. real GDP growth for 2020 is expected to contract by 3.6 percent. As the economy recovers, real GDP growth is expected to remain elevated in the first half of 2021 before slowing to 2.6 percent by the fourth quarter of 2021. The projection of 2021 real GDP growth is 3.9 percent, significantly stronger than the Enacted Budget Financial Plan forecast of 2.8 percent. In terms of levels, however, real GDP is not expected to surpass its recent peak in the fourth quarter of 2019 until the fourth quarter of 2021.
Most key measures of the State’s economic output are expected to fall in fiscal 2021 in comparison to fiscal 2020. The DOB forecasted that nonfarm employment will fall by 10.1 percent; total wages will fall by 5.4 percent, and personal income will increase by 2.3 percent. Financial and insurance sector bonuses, an important source of personal income tax collections, are expected to drop by 21.1 percent in fiscal 2021.
The Governor proposed the fiscal 2021 Executive Budget on January 21, 2020, and amendments to it on February 14, 2020. In the Executive Budget Financial Plan dated February 24, 2020, the DOB estimated that, if the budget was adopted without modification, the General Fund would be balanced in fiscal 2021. The outyear budget gaps were projected at $1.9 billion in fiscal 2022, $3.3 billion in fiscal 2023, and $3.3 billion in fiscal 2024. The Executive Budget Financial Plan reflected a proposed $105.8 billion in State Operating Funds spending for fiscal 2021, an annual increase of $1.9 billion, or 1.9 percent.

The pandemic’s impact on economic activity has rendered the Executive Budget Financial Plan estimates obsolete. In the mid-year update to the Enacted Budget Financial Plan, the DOB has reduced the fiscal 2021 estimate for General Fund receipts by $14.9 billion in comparison to the Executive Budget Financial Plan. Steep reductions have been made to the estimates for General Fund tax receipts ($12.9 billion), lottery and gaming revenues that support School Aid ($1.1 billion), and dedicated tax receipts to the Dedicated Highway and Bridge Trust Fund (the “DHBTF”), for which the General Fund is the payor of last resort ($208 million). For context, all Funds tax receipts are expected to decline by 15.3 percent from the Executive Budget Financial Plan, and are not expected to return to fiscal 2020 levels until fiscal 2024. The decline in General Fund receipts is forecast to carry through each subsequent year of the Enacted Budget Financial Plan, for a total loss of $63 billion through fiscal 2024 compared to the total gap of $8.5 billion projected in the Executive Budget Financial Plan.
To date, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets; extend aid to large and small businesses, health care providers, and individuals; and reimburse governments for the direct costs of pandemic response. From the perspective of the State Financial Plan, the most significant actions to date include the President’s approval designating New York as a major disaster area, making it eligible for FEMA grants and aid; establishing the Coronavirus Relief Fund under the CARES Act which will provide the State with funding for COVID-related expenses; a temporary increase in FMAP, which is the matching rate that the Federal government pays on eligible Medicaid expenditures; and the creation of a Municipal Liquidity Facility (“MLF”) that authorizes the Federal Reserve to purchase revenue and bond anticipation notes of states and certain local governments. An approximate total of $17.1 billion of funding from four Federal bills for expenses related to COVID-19 have been awarded to the State, and other organizations such as Health Research, Inc. (HRI) and the Metropolitan Transportation Authority (MTA). For a majority of the enacted legislation, the economic benefits do not flow to or through the State’s Financial Plan, but instead flow directly to individuals in the form of tax rebates, and to large and small businesses in the form of loans or grants.
The Federal legislation to date, however, provides only limited unrestricted aid to replace the expected severe loss in State receipts—nearly $63 billion over four years. As of the date of the Updated Financial Plan, the U.S. House of Representatives adopted legislation to provide such aid to the states and local governments, but no Congressional action has yet been taken. In the absence of Federal funding to offset that loss, the State will need to achieve $8.2 billion in savings through local assistance cuts in addition to operational reductions agencies are expected to achieve ($980 million). About 90 percent of State funding supports schools, healthcare, local grants and services for the most vulnerable populations. Therefore, the State cannot count on additional Federal aid and expects to move ahead with plans to impose deep, widespread reductions to local aid programs and agency operations to provide for a balanced budget in fiscal 2021. If unrestricted Federal aid becomes available, or State tax receipts rebound unexpectedly, the planned reductions may become less severe.
State Budget
Each year, the Governor is required to provide the State Legislature with a balanced executive budget which constitutes the proposed State financial plan for the ensuing fiscal year. The State’s fiscal year for 2020 ended on March 31, 2020. The Governor’s executive budget is required to be balanced on a cash basis and that is the primary focus of the DOB in preparing the financial plan for the State. State finance law also requires the State financial plan to be reported using generally accepted accounting principles (“GAAP”), in accordance with standards and regulations set forth by the Governmental Accounting Standards Board (“GASB”). As such, the State reports its financial results on both the cash accounting basis, showing receipts and disbursements, and the GAAP modified accrual basis, showing revenues and expenditures.
In April 2020, the DOB published the Enacted Budget Financial Plan for fiscal 2021 (the “Financial Plan”), which sets forth the State’s official financial plans for fiscal 2021 through 2024. Subsequently, the DOB issued the mid-year update to the Financial Plan in October 2020 (the “Mid-Year Update”). (The Financial Plan, to the extent updated and modified by the Mid-Year Update, is referred to as the “Updated Financial Plan.”) The State financial results, as described below, are calculated on a cash accounting basis, unless specified otherwise. The GAAP projections for the State’s budget can be obtained from the DOB.

The DOB reported a General Fund closing cash balance of approximately $8.9 billion for the end of fiscal 2020, an increase of $1.7 billion from the fiscal 2019 results. The change in the balance reflects the use of available cash at the end of fiscal 2020 to reduce the budget gap in fiscal 2021 and the timing of payments not made at the close of fiscal 2020 that are expected to be made in fiscal 2021. The estimated closing balance is dependent on many factors, including the implementation of the reductions in local aid and State agency operations, the performance of tax receipts, and other assumptions described in the Updated Financial Plan.
According to the Updated Financial Plan, total General Fund receipts for fiscal 2021 (including transfers from other funds) are expected to total $69.2 billion, an annual decrease of $10 billion. In comparison to the February 2020 financial plan, the DOB has reduced the fiscal 2021 estimate for General Fund receipts by $14.9 billion, and expects reduced receipts to carry through to each successive fiscal year creating a total a total loss of $63 billion through fiscal 2024. General Fund disbursements for fiscal 2021 (including transfers to other funds) are expected to total $70.9 billion, an annual decrease of $6.6 billion.
General Fund Out-year Budget Gap Projections
The DOB anticipates balanced operations in the General Fund after use of reserves. The Updated Financial Plan projects budget deficits (after budget control actions) in future years of $8.7 billion in 2022, $9.7 billion in 2023, and $9.4 billion in 2024. The combined four-year deficit projected for fiscal 2022 through 2024 totals approximately $27.9 billion. The deficit estimates in future years are based on the assumption that annual growth in State Operating Funds spending will be limited to 2 percent, and that all savings that result from the 2 percent limitation will be made available to the General Fund.
The budget forecasts are based on assumptions of economic performance, revenue collections, spending patterns and projections of the costs of program activities. There can be no guarantee that the State’s financial position will not change materially and adversely from current projections. If this were to happen, the State would be required to take additional gap-closing actions, such as decreases in State agency operations; delays or decreases in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other actions. In some cases, the ability of the State to implement these actions requires the approval of the Legislature and cannot be implemented unilaterally by the Governor.
Other Considerations
Many complex political, social, economic, financial and environmental forces influence the State’s economy and finances, which may in turn affect the Updated Financial Plan. These factors may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. The Updated Financial Plan is also based on numerous assumptions, including forecasts of national and State economic activity and the ability of the State to collect related tax receipts as projected. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. In certain fiscal years, actual collections were substantially below the levels predicted for the year. In addition, surplus projections in future years are based on the assumption that annual growth in State Operating Funds spending is limited to 2 percent, and that all savings that result from the 2 percent limit will be made available to the General Fund. There can be no assurance that the State’s actual results will not differ materially and adversely from the current forecast.
There are numerous uncertainties and risks that could affect the Updated Financial Plan, including the impact of: national and international events; ongoing financial risks in the Eurozone; changes in consumer confidence, price and supply of oil and gas; major terrorist events and hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal statutory and regulatory changes concerning financial sector activities; Federal tax law; changes to Federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State. Other uncertainties and contingencies that could affect the Updated Financial Plan include, but are not limited to, wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets.
The Updated Financial Plan forecast also contains specific transaction risks and other uncertainties that, if they were to materialize, could have a negative effect on the Updated Financial Plan in fiscal 2021 or in future years, including, but not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of nonrecurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.
The Updated Financial Plan projections generally assume that School Aid and Medicaid disbursements will be restricted to the increase in State personal income and the ten-year average growth in the Medicaid component of the Consumer Price Index, respectively. Beginning in fiscal 2021, the statutory Personal Income Growth Index for School Aid has been amended to limit school aid increases to no more than the average annual income growth over a ten-year period. This change will reduce volatility in allowable growth and align the School Aid cap with the statutory Medicaid cap. Due to the anticipated impact of the COVID-19 pandemic on State revenues, State support for School Aid for school year 2021 in the Enacted Budget is 3.7 percent lower than in school year 2020, but is offset in part with increased Federal support noted below. This reduction in State Operating Funds support will be offset by approximately $1.1 billion in funding provided to the State through the Federal CARES Act, including the Elementary and Secondary School Emergency Education Relief Fund and the Governor’s Emergency Education Relief Fund. With these Federal funds, SY 2021 School Aid is expected to total $27.9 billion, an annual increase of approximately $100 million or 0.4 percent.
One of the risks that could cause budget gaps to increase materially relates to Medicaid cost controls. The Updated Financial Plan assumes the use of available statutory tools to implement Medicaid cost savings. However, there can be no assurance that these controls will be sufficient to limit the rate of annual growth in the Medicaid spending of the Department of Health’s State Funds to the levels projected in the Updated Financial Plan. In addition, limitation on annual growth is dependent on timely federal government approvals, revenue performance in the State’s Health Care Reform Act fund (which finances about one-third of the Department of Health State-share costs of Medicaid) and the cooperation of the health care industry.
The State faces long-term threats and potential hazards and risks as a result of climate change, such as rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. The recent storms affecting the State have exposed vulnerabilities in the State’s infrastructure to extreme weather events. The DOB expects that substantial long-term planning and investment by the federal government, State and municipalities will be needed to adapt existing infrastructure to the risks presented by climate change. There can be no guarantee that all expected federal disaster aid described above will be provided to the State and its affected entities, or that it will be provided on the projected schedule. The State authorizes the General Fund to temporarily borrow resources from other funds in the State’s short-term investment pool (“STIP”). The fiscal 2021 Enacted Budget amended the statute to permit such borrowings until the end of the fiscal year, which was previously limited to up to four months. The General Fund may occasionally temporarily borrow funds from STIP during the fiscal year. The State continues to set aside money quarterly for debt service payments that are financed with General Fund resources, and reserve money to pay debt service on bonds secured by dedicated receipts, including personal income tax (“PIT”) bonds, as required by law and bond covenants.
Under legislation enacted in August 2010, the State and local governments may defer paying (or amortize) a part of their annual pension costs. Although amortization temporarily cuts the pension costs that must be paid by public employers in a particular fiscal year, it ultimately results in greater total costs when repaid with interest. Pension contribution costs greater than the State’s prescribed amortization thresholds may be deferred. Based in part on certain actuarial assumptions, the Updated Financial Plan assumes that the State will continue to amortize a part of its pension costs in fiscal 2021 and beyond. The State made pension payments to the New York State Local Retirement System of $2.3 billion in fiscal 2020. The State opted not to amortize under the Contribution Stabilization Program and paid the bill in full as of March 1, 2020. Amortized amounts must be paid by the State and participating employers in equal annual installments over a ten-year period, and employers may prepay these amounts at any time without penalty. Employers are required to pay interest on the amortized amounts at a rate determined annually by the State Comptroller that is comparable to taxable fixed income investments of a comparable duration. The interest rate on the amount an employer chooses to amortize in a particular rate year is fixed for the duration of the ten-year repayment period. Should the employer choose to amortize in the next rate year, the interest rate on that amortization will be the rate set for that year. For amounts amortized in fiscal 2011, fiscal 2012, fiscal 2013, fiscal 2014, fiscal 2015, fiscal 2016, fiscal 2017, fiscal 2018, fiscal 2019 and fiscal 2020, the interest rates are 5 percent, 3.75 percent, 3 percent, 3.67 percent, 3.15 percent, 3.21 percent, 2.33 percent, 2.84 percent, 3.64 percent and 2.55 percent respectively. The first payment is due in the fiscal year following the decision to amortize pension costs.
State law allows health insurance companies to convert from a not-for-profit to a for-profit corporation, subject to certain restrictions and approvals. The proceeds of such conversions must be used by the State for health-care-related expenses. The State’s financial plan in recent years has counted on proceeds from conversions (for example, $501 million in fiscal 2020, $138 million annually in fiscal 2021 and 2022 and $68 million in fiscal 2023), which have not been realized.
The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to and recover from acute crises or emergencies such as severe weather events, disasters and disease outbreaks. Many policies that drive this Federal aid are subject to possible changes by the Trump Administration and Congress. Current Federal aid projections and the assumptions on which they rely are subject to revision because of changes in Federal policy.
The Centers for Medicare & Medicaid Services (the “CMS”) and the State have an existing agreement authorizing up to $8 billion in Federal funding through March 31, 2021 to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding was provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver. Since January 1, 2014, in accordance with provisions of the Affordable Care Act, the State has been eligible for enhanced FMAP funding associated with childless adults. The State submitted a waiver request to CMS on November 25, 2019, seeing an extension of the original waiver, which was denied on February 21, 2020. While the State's requested amendment was denied, the State submitted a subsequent 1115 Medicaid waiver request that aligns with the expiration of the waiver on March 31, 2021. The COVID-19 1115 Waiver was submitted to CMS on May 11, 2020 and, if approved, would provide the State with $1.9 billion and new flexibilities to respond to the public health emergency.
The Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Financial Plan includes reimbursement to the Federal government of $100 million annually through fiscal 2027 pursuant to a March 2015 agreement between the State and the CMS. The agreement resolved a pending disallowance for fiscal 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in fiscal 2016.
Debt outstanding and debt service costs over the course of the plan period are projected to remain below the limits prescribed by the Debt Reform Act of 2000 (the “Debt Reform Act”) based on the updated forecasts in the Updated Financial Plan. However, the State is currently in a period of relatively limited debt capacity. The available room under the debt outstanding cap is expected to decline from $6.4 billion in fiscal 2020 to $4.8 billion in fiscal 2024. This calculation excludes all issuances in fiscal 2021 but includes the estimated impact of funding increased capital commitment levels with State bonds after fiscal 2021. The State may implement measures to further adjust capital spending priorities and debt financing practices to stay in compliance with the statutory outstanding debt limit.

The Bipartisan Budget Act of 2019 suspended the Federal debt limit through July 31, 2021 and brought to a close the extraordinary measures that the U.S. Treasury had been operating under since the prior suspension expired on March 1, 2019. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and State economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.
A payment default by the Federal Government may adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.
Substantially all of the State’s employees become eligible for post-retirement benefits if they reach retirement while working for the State. In accordance with the GASB Statement 75, the State must perform an actuarial valuation every two years for purposes of calculating Other Post-Employment Benefits (“OPEB”) liabilities. The Annual Required Contribution represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a maximum period of 30 years. Any amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required. The total ending OPEB liability for fiscal 2019 is $63.9 billion ($51.1 billion for the State and $12.8 billion for the State University of New York (“SUNY”). The total OPEB liability as of March 31, 2020 was measured as of March 31, 2019 and was determined using an actuarial valuation as of April 1, 2018, with update procedures used to roll forward the total OPEB liability to March 31, 2019. The total beginning OPEB liability for fiscal 2020 was $63.4 billion ($50.9 billion for the State and $12.5 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.89 percent in fiscal 2019 and 3.79 percent in fiscal 2020). The total OPEB liability increased by $529 million (0.8 percent) during fiscal 2020.
The State’s Secured Hospital Program enables certain financially distressed not-for-profit hospitals to gain access to the capital markets. Under the Secured Hospital Program, the State is obligated to pay debt service, subject to annual appropriations by the Legislature, on certain bonds in the event there are shortfalls in revenues from other sources, including hospital payments and certain reserve funds held by the applicable trustees for the bonds. As of March 31, 2020, there was a total of $135 million of outstanding bonds under the program. Three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. The Updated Financial Plan assumes additional debt service costs of $32 million in fiscal 2021, $27 million in fiscal 2022, $21 million in fiscal 2023 and 2024 and $13 million in fiscal 2025. In relation to the entire Secured Hospitals Program portfolio, an estimated maximum annual exposure to the State of up to $6 million would be realized if reserve funds held by trustees were fully depleted and if all remaining hospitals in the Secured Hospitals Program failed to meet the terms of their loan agreements.
Implementation of the Updated Financial Plan relies on the State’s ability to successfully market its bonds. The State primarily finances much of its capital spending from the General Fund or STIP, which it subsequently reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels (or on the timetable) anticipated in the State’s capital plan, the State’s overall cash position and capital funding plan may be adversely affected. The success of expected public sales will depend on prevailing market conditions. Future developments in the financial markets generally, and future developments regarding the State and public discussion of those developments, may affect the market for outstanding State-supported and State-related debt.
The General Fund periodically is the beneficiary of State financial settlements. The Updated Financial Plan projects receipts from settlement proceeds of approximately $895 million in fiscal 2020 and $600 million in fiscal 2021. There is no guarantee that settlement proceeds will be received in the amounts projected in the Updated Financial Plan.
Recent State Fiscal Years

The State Comptroller has reported that the General Fund ended fiscal 2020 with the following audited results in accordance with GAAP for governments as promulgated by the GASB. Total receipts for fiscal 2020, including transfers from other funds, were approximately $79.2 billion. Disbursements, including transfers to other funds, totaled approximately $77.5 billion. The General Fund ended fiscal 2020 with a closing cash fund balance of $8.9 billion.
State Debt
The debt of the State and of certain public authorities (“Authorities”) consists of “State-supported debt” and “State-related debt.” State-supported debt is a subcategory of State-related debt. State-supported debt includes: (1) general obligation debt of the State to which the full faith and credit of the State has been pledged; (2) lease- purchase and contractual-obligations of public Authorities and municipalities where the State’s obligations to make payments to those public Authorities and municipalities to cover debt service on those instruments is dependent on annual appropriations made by the Legislature and not based upon general obligations of the State; (3) long-term obligations issued by the Local Government Assistance Corporation (“LGAC”) Program, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State’s annual seasonal borrowing; and (4) State PIT Revenue Bond Financing , which is issued by certain Authorities. The legislation enacting the issuance of State PIT Revenue Bonds provides that 25 percent of PIT receipts, excluding refunds owed to taxpayers, must be deposited into the Revenue Bond Tax Fund to be used to make debt service payments on these bonds. Legislation enacted in 2007 increased, under certain circumstances, the amount of PIT receipts to be deposited into the Revenue Bond Tax Fund by removing an exclusion for PIT amounts deposited to the School Tax Relief Fund.
State-related debt is a broader category of state debt that includes State-related debt but also includes State- guaranteed debt, moral obligation financings, certain contingent-contractual obligation financings, and certain other State financings (“Other State Financings”). Debt service on State-guaranteed debt, moral obligation financings, and the contingent-contractual obligation financings is expected to be paid from sources other than the State, and State appropriations are contingent in that they may be made and used only under certain circumstances. Other State Financings relate to debt issued by an Authority on behalf of a municipality. These include capital leases, mortgage loan commitments and debt of the municipal bond bank agency to finance prior year school claims. The municipality pays debt service on such financings by assigning specified State and local assistance payments it receives. The State does not have any obligation to continue to appropriate the local assistance payments that are the subject of the municipality assignments or make any debt service payments on such financings.
As of March 31, 2020, the State had approximately $2.1 billion outstanding in general obligation debt, $1.5 billion in debt relating to lease-purchase and other service contract financing of State capital programs, $37.1 billion in State PIT Revenue Bonds, $1.7 billion in other revenue bonds, $253 million in debt from the LGAC, $135 million outstanding in contingent-contractual obligation financings, $11.5 billion in sales tax revenue bonds, and $633 million in other State financings. The Updated Financial Plan projects debt issuances of $9.9 billion in fiscal 2021 to finance new capital projects, an increase of $5.1 billion (105 percent) from fiscal 2020. First quarter bond sale issuance include a $2 billion bond sale to fund the State’s portion of the MTA’s 2015-2019 Capital Plan, and $4.4 billion of short-term notes issued at a premium to generate $4.5 billion of proceeds for cashflow relief.
Total State-supported debt outstanding is projected to increase from $54.2 billion in 2020 to $59.9 billion in 2021. The estimated debt service on State-related debt for fiscal 2021 is projected to be approximately $10.4 billion, an increase of $5.4 billion from fiscal 2020, which is due, in part, to liquidity financings and debt prepayments. New State-supported debt issued on or after April 1, 2000 is subject to the Debt Reform Act. This Act imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital works and purposes only and restricts the maximum term of debt issuances to no more than 30 years. State legislation enacted in response to the COVID-19 pandemic suspended the Debt Reform Act for fiscal 2021. Any State-supported debt issued in fiscal 2021 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. The legislation suspending the Debt Reform Act also authorizes up to $8 billion of PIT notes and up to $3 billion of line of credit facilities, as well as any short- or long-term refinancings of such borrowings in future years. Current projections anticipate that debt outstanding and debt service will continue to remain below limits imposed by the Debt Reform Act, due to the suspension of the debt cap during fiscal 2021. The cost of debt issued after April 1, 2000 and subject to the statutory cap is projected at $5.1 billion in fiscal 2021, or roughly $4.3 billion below the statutory debt service limit.

Legislation enacted in 2013 created a new Sales Tax Revenue Bond Program which comprises State-supported debt subject to the Debt Reform Act caps summarized above. The legislation created the Sales Tax Revenue Bond Tax Fund, a sub-fund within the General Debt Service Fund that will provide for the payment of these bonds, which are secured by the dedication of payments from this fund. The Sales Tax Revenue Bond Tax Fund receives revenues consisting of 25 percent of the State’s sales and use tax receipts. After the LGAC satisfies all of its obligations and liabilities, expected to be on April 1, 2021, the sales tax receipt amounts directed to this fund will increase to 50 percent, with a limited exception. Tax receipts greater than debt service requirements will be transferred to the General Fund. PIT Revenue Bonds will be used interchangeably with Sales Tax Revenue Bonds to finance most of the State’s capital requirements. Approximately $11.5 billion in Sales Tax Revenue Bonds were outstanding as of March 31, 2020.
Credit Ratings and Bond Market
The major rating agencies, Fitch, Kroll, Moody’s, and Standard & Poor’s, assign the State general credit ratings of AA+, AA+, Aa1, and AA+, respectively. On October 1, 2020, Moody’s downgraded the State’s credit ratings from Aa1 to Aa2, noting the financial consequences to the State of the disproportionate impact of the COVID-19 pandemic. On April 10, 2020, Fitch changed the State’s credit outlook from “stable” to “negative.” On April 16, 2020, Standard & Poor’s confirmed the State’s stable outlook.
The State, through its public authorities and general obligation issuances, is one of the largest issuers of municipal bonds in the United States. The State relies on regular bond sales to fund its capital program. In addition, in fiscal 2021, it is authorized to sell short-term notes to meet temporary liquidity needs caused by the pandemic.
The outbreak of COVID-19 in the United States significantly disrupted the municipal bond market. In response, the Federal CARES Act created the MLF, which authorizes the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain other municipal issuers. Although the State has no plans to use the MLF as of October 2020, it may do so in the future.
Litigation
The State is a defendant in certain court cases that could ultimately affect the ability of the State to maintain a balanced financial plan. The State believes that the Updated Financial Plan includes sufficient reserves to offset the costs associated with any potential adverse rulings. In addition, any potential amounts may be structured over a multi-year period. However, it is possible that adverse decisions in legal proceedings against the State could exceed the amount of all potential Updated Financial Plan resources set aside for judgments, and consequently could negatively affect the State’s ability to maintain a balanced Updated Financial Plan. The disclosure below only includes litigation where the State deems the monetary claims against the State to be material or that involves significant challenges to or impacts on the State’s financial policies or practices. The State generally only deems a monetary claim to be material if it exceeds $100 million. Furthermore, the litigation discussed below does not include all pending material matters and it does not include any pending material matter where the State’s legal counsel has advised that it is not probable that the State will suffer adverse decisions.
Real Property Claims
Over the years, there have been a number of cases in which Native American tribes have asserted possessory interests in real property or sought monetary damages as a result of claims that certain transfers of property from the tribes or their predecessors-in-interest in the 18th and 19th centuries were illegal. Of these cases, only one remains active.
In Canadian St. Regis Band of Mohawk Indians, et al. v. State of New York, et al. (NDNY), plaintiffs seek ejectment and monetary damages for their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. The defendants’ motion for judgment on the pleadings, relying on prior decisions in other cases rejecting such land claims, was granted in great part through decisions on July 8, 2013 and July 23, 2013, holding that all claims are dismissed except for claims over the area known as the Hogansburg Triangle and a right of way claim against Niagara Mohawk Power Corporation.

On May 21, 2013, the State, Franklin and St. Lawrence Counties, and the tribe signed an agreement resolving a gaming exclusivity dispute, which agreement provides that the parties will work towards a mutually agreeable resolution of the tribe’s land claim. The land claim has been stayed by the Second Circuit through February 12, 2021 to allow for settlement negotiations, which are ongoing. The district court has extended the stay until October 30, 2020.
On May 28, 2014, the State, the New York Power Authority and St. Lawrence County signed a memorandum of understanding with the St. Regis Mohawk Tribe endorsing a general framework for a settlement, subject to further negotiation. The memorandum of understanding does not address all claims by all parties and will require a formal written settlement agreement. Any formal settlement agreement will also require additional local, State and Congressional approval.
School Aid
In Maisto v. State of New York (formerly identified as Hussein v. State of New York), plaintiffs seek a judgment declaring that the State’s system of financing public education violates § 1 of article 11 of the State Constitution, on the ground that it fails to provide a sound basic education (SBE). In a decision and order dated July 21, 2009, Supreme Court, Albany County, denied the State’s motion to dismiss the action. On January 13, 2011, the Appellate Division, Third Department, affirmed the denial of the motion to dismiss. On May 6, 2011, the Third Department granted defendants leave to appeal to the Court of Appeals. On June 26, 2012, the Court of Appeals affirmed the denial of the State’s motion to dismiss.
The trial commenced on January 21, 2015 and was completed on March 12, 2015. On September 19, 2016, the trial court ruled in favor of the State and dismissed the action. On Appeal, by decision and order dated October 26, 2017, the Appellate Division reversed the judgment of the trial court and remanded the case for the trial court to make specific findings as to the adequacy of inputs and causation. In a decision and order dated January 10, 2019, Supreme Court, Albany County, found that the State's system of financing public education is adequate to provide the opportunity for a sound basic education. Plaintiffs are appealing and filed their appellate brief on August 31, 2020; the State’s brief was due by September 30, 2020.
In Aristy-Farer, et al. v. The State of New York, et al. (Sup. Ct., N.Y. Co.), commenced February 6, 2013, plaintiffs seek a judgment declaring that the provisions of L. 2012, Chapter 53 and L. 2012, Chapter 57, Part A § 1, linking payment of State school aid increases for 2012-2013 school year to submission by local school districts of approvable teacher evaluation plans violates, among other provisions of the State Constitution, Article XI, § 1, because implementation of the statutes would prevent students from receiving a sound basic education. Plaintiffs moved for a preliminary injunction enjoining the defendants from taking any actions to carry out the statutes to the extent that they would reduce payment of State aid disbursements referred to as General Support for Public Schools (GSPS) to the City of New York pending a final determination. The State opposed this motion. By order dated February 19, 2013, the Court granted the motion for preliminary injunction. The State appealed. On May 21, 2013, the Appellate Division, First Department, denied plaintiffs motion for a stay pending appeal. As a result, plaintiffs have agreed to vacate their preliminary injunction and the State will withdraw its appeal. On April 7, 2014, Supreme Court denied the State's motion to dismiss. The Answer to the Second Amended Complaint was filed on February 2, 2015.
By decision dated August 12, 2014, Supreme Court, New York County, granted a motion to consolidate Aristy-Farer, discussed in the preceding paragraph, with New Yorkers for Student Educational Rights v. New York. On June 27, 2017, the Court of Appeals dismissed the Aristy-Farer action but held that the New Yorkers for Student Educational Rights v. New York action could proceed on a limited basis as to the New York City and Syracuse school districts, as discussed below.
In New Yorkers for Students Educational Rights v. New York, the organizational plaintiff and several individual plaintiffs commenced a new lawsuit on February 11, 2014, in Supreme Court, New York County, claiming that the State is not meeting its constitutional obligation to fund schools in New York City and throughout the State to provide students with an opportunity for a sound basic education. Plaintiffs specifically allege that the State is not meeting its funding obligations for New York City schools under the Court of Appeals decision in Campaign for Fiscal Equity (“CFE”) v. New York, 8 N.Y.3d 14 (2006), and—repeating the allegations of Aristy-Farer—challenge legislation conditioning increased funding for New York City schools on the timely adoption of a teacher evaluation plan. With regard to other school districts throughout the State, plaintiffs allege that the State is not providing adequate Statewide funding, has not fully implemented certain 2007 reforms to the State aid system, has imposed gap elimination adjustments decreasing State aid to school districts, and has imposed caps on State aid increases, and on local property tax increases unless approved by a supermajority. Finally, they allege that the State has failed to provide assistance, services, accountability mechanisms, and a rational cost formula to ensure that students throughout the State have an opportunity for a sound basic education.
Plaintiffs seek a judgment declaring that the State has failed to comply with CFE, that the State has failed to comply with the command of State Constitution Article XI to provide funding for public schools across the State, and that the gap elimination adjustment and caps on State aid and local property tax increases are unconstitutional. They seek an injunction requiring the State to eliminate the gap elimination adjustments and caps on State aid and local property tax increases, to reimburse New York City for the funding that was withheld for failure to timely adopt a teacher evaluation plan, to provide greater assistance, services and accountability, to appoint an independent commission to determine the cost of providing students the opportunity for a sound basic education, and to revise State aid formulas.
On May 30, 2014, the State filed a motion to dismiss all claims. By order dated November 17, 2014, Supreme Court, New York County, denied defendants' motion to dismiss. Defendants filed a Notice of Appeal on December 15, 2014. Defendants filed Answers to the Amended Complaint on February 2, 2015. The appeals of both November 17, 2014 decisions, along with the appeal in Aristy-Farer, were heard by the First Department on February 24, 2016.
On April 5, 2016, following the submission of a stipulation by the parties, the trial court stayed the case pending the outcome of the appeal before the First Department.
On September 8, 2016, the First Department ruled largely in favor of plaintiffs and held that the bulk of their school-financing claims in Aristy-Farer and New Yorkers for Students’ Educational Rights (NYSER) could proceed. Defendants moved for leave to appeal to the Court of Appeals, and that motion was granted by the First Department on December 15, 2016. The matter was fully briefed in the Court of Appeals, which heard argument on May 30, 2017.
On June 27, 2017, the Court of Appeals held that plaintiffs could proceed on their claims that the State was failing in its constitutional obligation to ensure the provision of minimally adequate educational services in the New York City and Syracuse school districts and remanded for further proceedings as to those two districts only.
Plaintiffs filed their Second Amended Complaint on December 11, 2017. The first cause of action alleges that the State has failed to provide a sound basic education in five school districts: New York City, Syracuse, Schenectady, Central Islip, and Gouverneur. The second cause of action alleges that the State has failed to maintain a system of accountability to ensure that a sound basic education is being provided in those five districts. The third cause of action asserts a statewide cause of action, alleging that since 2009 the State has failed to “adopt appropriate policies, systems and mechanisms to properly implement the requirements of N.Y. Const. art. XI. § 1 and of the CFE decisions.” This cause of action is not limited to the five districts.
Defendants filed a partial motion to dismiss the third cause of action in the Second Amended Complaint on April 9, 2018. On May 4, 2018, plaintiffs filed a Third Amended Complaint, which is identical to the Second Amended Complaint, but removed the third cause of action. Defendants’ Answer to the Third Amended Complaint was filed on July 10, 2018. The current schedule is as follows: 1) fact discovery completed by December 4, 2020; 2) expert discovery to be completed by May 28, 2021; 3) note of issue due by May 31, 2021; and 4) summary of judgment motions due 90 days after note of issue.
On May 4, 2018, the case was reassigned from Hon. Manuel J. Mendez to Hon. Lucy Billings. On August 12, 2019, the individual plaintiffs from Central Islip voluntarily discontinued their claims. On October 17, 2019, the individual plaintiff from Gouverneur voluntarily discontinued his claim. Central Islip and Gouverneur are no longer subjects of the litigation.

In New York State United Teachers, et al. v. The State of New York, et al. (Sup. Ct., Albany Co.), commenced September 15, 2020, plaintiffs seek a judgment declaring that the inclusion of authority to withhold State aid to public schools that was appropriated under the fiscal 2021 Enacted Budget, and the exercise of that authority by the Director of the Budget, are unconstitutional as violations of the separation of powers doctrine, Article VII of the State Constitution, and Chapter 53 of the Laws of 2020 (i.e., the 2020-2021 budget bill). Plaintiffs also seek an order requiring the Director of the Budget to release withheld funds and injunctive relief barring any future withholding or delayed payment of monies appropriated to public schools in the fiscal 2021 Enacted Budget. Defendants are reviewing the complaint. The response deadline is within 20 days of service, which has not yet been effected.
Health Insurance Premiums
In NYSCOBPA v. Cuomo, 11-CV-1523 (NDNY) and ten other cases, state retirees, and certain current court employees, allege various claims, including violation of the Contracts Clause of the United States Constitution, via 42 U.S. Code § 1983, against the Governor and other State officials, challenging the 2011 increase in their health insurance contribution.
In 2011, CSEA negotiated a two percent increase in the employee contribution to health insurance premiums. Over time, the other unions incorporated this term into their collective bargaining agreements. In October 2011, the premium shift was administratively extended to unrepresented employees, retirees, and certain court employees pursuant to their contract terms (which provide that their health insurance terms are those of the majority of Executive Branch employees). The administrative extension is at issue in all eleven cases.
Certain claims were dismissed, including the claims against all State agencies and the personal capacity claims against all individual State defendants except Patricia Hite and Robert Megna.
Following discovery, the State defendants filed motions for summary judgment in all eleven cases. In the motions, the State defendants argued primarily that nothing in the language of any of the collective bargaining agreements or in the negotiating history supports plaintiffs’ claim that the health insurance premium contribution rates for retirees vested and could not be changed. With respect to the court employees, State defendants argued that their contract terms required extension of the premium shift to them. Briefing was completed on January 26, 2018.
On September 24, 2018, the District Court granted defendants’ motions for summary judgment in all respects. Between October 13, 2018 and November 2, 2018, notices of appeal were filed in all eleven cases. (Three separate notices of appeal were filed in Brown v. Cuomo, No. 13-CV-645, and those appeals were consolidated. Two of the three sets of appellants in Brown v. Cuomo are represented by the same counsel and have filed a single set of briefs.) On December 21, 2018, the U.S. Court of Appeals for the Second Circuit issued an order coordinating briefing in the twelve appeals. Under that order, plaintiffs’ opening brief in the lead case (Donahue v. State, No. 18-3193 2d Cir.) was filed February 4, 2019, and plaintiffs in the other cases filed supplemental briefs by March 6, 2019. Defendants’ brief responding to all twelve briefs of appellants was filed on July 8, 2019. Plaintiffs’ reply briefs were filed on or about August 7, 2019. Both sides requested oral argument in each of the twelve appeals. Oral argument in the Second Circuit was held on June 22, 2020 before Circuit Judge Peter W. Hall and Senior Circuit Judges Jon O. Newman and Gerard E. Lynch. The panel has not yet issued a decision.
State Retirement Systems
The State and Local Retirement System (“System”) provide coverage for public employees of the State and its localities (except employees of the City and teachers, who are covered by separate plans). The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. The present value of anticipated benefits for current members, retirees and beneficiaries increased to $260.3 billion (including $133.3 billion for retirees and beneficiaries) as of April 1, 2019, up from $251.4 billion as of April 1, 2018, and the net position restricted for pension benefits as of March 31, 2019 was $215.2 billion (including $5.0 billion in receivables, consisting of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), an increase of $3.1 billion or 1.5 percent from the fiscal 2018 level of $212.1 billion. Under the funding method used by the System, the anticipated benefits of current members, retirees and beneficiaries are expected to be sufficiently covered by the net assets, plus future actuarially determined contributions.
For fiscal 2020, the total State payment (including Judiciary) was approximately $2.3 billion. The State opted not to amortize under the Contribution Stabilization Program and paid the bill in full as of March 1, 2020. The estimated State payment (including Judiciary) due for fiscal 2021 is approximately $2.349 billion. Several prepayments have reduced this amount to $15 million.
Authorities
Generally, the fiscal stability of the State is partially dependent upon the fiscal stability of its public Authorities, including those that finance, construct and/or operate revenue-producing public facilities. These Authorities generally pay their own operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, tuition and fees, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation also authorizes numerous financing structures, which may be used for the financings.
Furthermore, there are statutory arrangements that, under certain circumstances, authorize State local assistance payments otherwise payable to localities to be made rather to certain Authorities to secure the payment of debt service on their revenue bonds and notes. However, the State has no constitutional or statutory responsibility to give assistance to localities above amounts that have been appropriated therefor in any particular year. Some public Authorities also receive funds from State appropriations to pay for the operating costs of certain programs.
Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions provided for in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its Authorities were to default on their respective obligations. As of December 31, 2019 (with respect to the New York Job Development Authority, as of March 31, 2020), there were 17 Authorities with outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $200 billion, only a portion of which constitutes State-supported or State-related debt.
Metropolitan Transportation Authority
In February 2020, MTA released its adopted 2020 Budget and Four-Year Financial Plan 2020-2023 (the “MTA Plan”) for itself and its affiliates and subsidiaries, which operate various rail, subway and bus services in the City and the surrounding area. On June 24, 2020 and August 26, 2020, MTA released financial updates, amending the MTA Plan due to the effects of the COVID-19 pandemic (the “Updated MTA Plan”). The MTA Plan reflects MTA’s continued pursuit of seeking greater operational efficiency and additional cost saving initiatives, and addresses long-term costs such as health care, pensions and paratransit that were previously viewed as uncontrollable. While the MTA Plan originally projected surpluses in 2020 and 2021, the Updated MTA Plan projected a budget gap in fiscal 2020. MTA does not believe expenses can be reduced quickly and significantly enough to offset the 40 percent reduction in revenue it has experienced. The currently unenacted Health and Economic Recovery Omnibus Emergency Solutions Act would provide MTA with $3.9 billion in federal funding that would offset estimated operating losses in 2020. However, MTA estimates a need for $12 billion in federal aid. Given uncertainty around additional federal aid, MTA has various liquidity resources such as lines of credit, PAYGO resources, the OPEB Trust, the deferral of federal payroll taxes and the Federal Reserve Bank’s Municipal Liquidity Facility to deal with the immediate funding need. Absent additional Federal aid in 2020 and 2021, MTA may freeze wages, reduce and/or delay the 2020-2024 Capital Program, reduce expenses for non-personnel, institute reductions in force, increase fares and tolls, reduce service and use long- term deficit financing.
The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017, or by visiting the MTA website at www.mta.info.

New York City Economy
The fiscal demands on the State may be affected by the fiscal condition of the City. The City relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures.
The discussion that follows regarding the status of the City economy is based primarily on information published by OMB and the New York City Comptroller through October 30, 2020. All predictions and past performance information regarding the City economy contained in this subsection were made by OMB and the New York City Comptroller on or prior to that date, even though they may be stated in the present tense, and may no longer be accurate, especially in light of the developing COVID-19 pandemic. All the risks to the national and State economies apply to the City economy. In conjunction with this summary of the City economy you should also review the subsection of this Appendix titled “The New York State Economy” above, which presents the DOB’s assessment of the national and State economy. Information prepared by the City of New York Office of the Comptroller is available at: https://comptroller.nyc.gov/. The official financial disclosure of the City and the financing entities issuing debt on its behalf is available by contacting OMB Investor Relations at (212) 788-0920 or contacting the City Office of Management and Budget, 255 Greenwich St., 8th Floor, New York, NY 10007.
The economy of New York City, which was the epicenter of the COVID-19 pandemic at its onset, has seen a greater impact of the pandemic than the nation thus far. City jobs declined faster than the nation through June. From February to April, U.S. employment declined by 14.5 percent, but grew by 5.8 percent from April to June, for a net decline of 9.6 percent from February to June. In New York City, employment declined by about 20 percent from February to April and grew by a smaller 3.2 percent from April to June. This 20 percent decline in New York City employment was equivalent to the loss of 910,050 jobs between February and April.
Small business revenues declined significantly in March. Manhattan small business revenue was already declining in early March, and had declined by 70 percent by month’s end, as businesses closed and commuters stayed home. Despite some recovery, Manhattan small business revenue in early July was down over 40 percent from the beginning of January. Outer borough small businesses, less dependent on commuters, fared better but still experienced revenue declines of 40 percent to 60 percent by early April. In July, Staten Island and Queens small business revenue remained down over 20 percent from January, while in the Bronx, small business revenue has started to recover, and is up 9 percent over January.
The City’s Adopted Budget of $88.19 billion is $9.57 billion less than the modified fiscal year 2020 budget, a drop of almost 10 percent. The sharp reduction surpassed the drop of $1.8 billion, or approximately 3 percent, in fiscal year 2009, following the 2008 financial crisis. Revenues are $7.1 billion less than forecasted in the Preliminary Budget released in January, before the COVID-19 outbreak in the City. The drop in revenues, along with State budget actions, City Council initiatives and additional agency expenditures opened an $8.33 billion shortfall in the fiscal year 2021 budget.
To address the shortfall, the City proposed $2.83 billion in savings measures. Of these, less than half have recurring outyear value. Non-recurring initiatives for fiscal year 2021 include savings from closed or cancelled programs due to COVID-19 restrictions; non-recurring savings, such as the $328 million reduction in NYPD overtime; and one-time revenues such as a $137 million rental payment from the Water Board, and $40 million from the sale of residual interest from securitized loan transactions by the Department of Housing Preservation and Development.
Other significant actions to address the shortfall include the use of $2.75 billion of reserves. The City will draw down $1.6 billion from the Retiree Health Benefits Trust to partially pay for fiscal year 2021 retiree health benefits, and reduced budgeted reserves by $1.15 billion—leaving just $100 million in budgeted reserves for the year, the statutory minimum. The budget also relies on $1 billion in unspecified labor savings. The mayor has threatened up to 22,000 layoffs if savings are not found by October 1. These additional resources coupled with the use of $605 million of eFMAP Federal funding under the Family First Coronavirus Response Act to pay the City’s share of Medicaid payments in fiscal year 2021 and an additional $1.1 billion prepayment of fiscal year 2021 debt service allow the City to close the $8.33 billion shortfall.
While the Adopted Budget is balanced, the Comptroller’s Office’s analysis of the Budget and Financial Plan shows a budget deficit risk of $543 million in fiscal year 2021 and larger gaps of $4.84 billion, $3.55 billion, and $3.59 billion in fiscal year 2022 through fiscal year 2024, respectively. The fiscal year 2021 budget deficit and larger outyear gaps projected by the Comptroller’s Office stem from risks to the City’s expenditure assumptions primarily in the Plan’s overtime projections, several Department of Education expenditures including funding for charter school tuition and special education Carter cases, the Fair Fares program, homeless shelter spending, and pension contributions. The Comptroller’s Office estimates that overall, spending could be higher than projected in the Plan by $764 million in fiscal year 2021, $744 million in fiscal year 2022, $986 million in fiscal year 2023, and $1.27 billion in fiscal year 2024. The expenditure risks are partially offset by the Comptroller’s Office’s higher tax revenues forecast, resulting in net risks to the Financial Plan of $543 million in fiscal year 2021, $662 million in fiscal year 2022, $504 million in fiscal year 2023, and $412 million in fiscal year 2024.
The City’s budget is dependent on the federal government providing fiscal relief to state and local governments. New York State may reduce local aid by as much as 20 percent using executive powers included in the enacted State budget if the federal government does not provide relief. In addition, a recurring surge of the virus could lead to another round of business shutdowns and stay-at-home orders. Longer-term, changes in work patterns and behavior could impact the City’s tax base, even with the eventual development of a vaccine.
New York City Financial Plan
In June 2020, the City Council adopted the Mayor’s Executive Budget with certain modifications (the “City Plan”). The City’s fiscal year for 2020 ended on June 30, 2020. (The City’s fiscal year for 2021 will run from July 1, 2020 to June 30, 2021.) The City Plan’s projected revenues and expenditures for the 2021 fiscal year are balanced, in accordance with GAAP (except for the application of GASB Statement No. 49, which prescribes the accounting treatment of pollution remediation costs). However, the City Plan projects gaps of $4.2 billion, $3.0 billion and $3.2 billion for fiscal years 2022, 2023 and 2024, respectively. The City Plan estimates total revenues of $88.2 billion for fiscal year 2021, and total revenues for each of the gap out-years of approximately $93.7 billion in 2022, $97.0 billion in 2023 and $98.2 billion in 2024. The City Plan’s projections for total expenditures for fiscal year 2021 is $88.2 billion, and for each of the gap out-years is approximately $97.8 billion in 2022, $100.0 billion in 2023 and $101.5 billion in 2024.
The staffs of the New York State Financial Control Board (“FCB”), Office of the State Deputy Comptroller for the City of New York (“OSDC”), the City Comptroller and the Independent Budget Office (“IBO”) issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.
New York City Financing Program
Successful execution of the City Plan depends upon the City’s ability to market its securities successfully. The City’s program for financing capital projects for fiscal years 2020 through 2024 projects $56.2 billion of long-term borrowing to support the City’s current capital program, including State funded financing through New York City Transitional Finance Authority (“TFA”) Building Aid Revenue Bonds (“BARBS”). The financing of the City’s capital program is divided among General Obligation (“GO”) bonds, TFA bonds (other than BARBS) and New York City Municipal Water Finance Authority (“NYW”) bonds.

The debt service for the City, TFA (excluding BARBs) and City appropriation debt or conduit debt, not including the effect of pre-payments, is estimated to be 7.2 percent of the City’s total budgeted revenues in 2020. That ratio is expected to increase to 9.4 percent in 2024. As a percentage of tax revenues, the debt service ratio is estimated to be 11.2 percent in fiscal year 2020 and is anticipated to grow to 13.4 percent in fiscal year 2024.
For fiscal year 2020, the City’s total debt outstanding included $38.78 billion in GO bonds, $48.98 billion in TFA bonds (including TFA BARBS), $1.02 billion in TSASC bonds and $25.98 billion in NYW bonds.
The City Plan is predicated on numerous assumptions, including the condition of the City’s and the region’s economies and the associated receipt of economically sensitive tax revenues in the projected amounts. The City Plan is also subject to a variety of other factors.
In addition to borrowings related to capital projects, the City issues both revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, NYW, TFA, TSASC and other bonds and notes will be subject to prevailing market conditions. The City’s planned capital and operating expenditures are dependent upon the sale of its GO debt, as well as debt of the NYW, TFA, Dormitory Authority of the State of New York and TSASC.
As of November 2020, the City’s outstanding GO bonds were rated AA with a stable outlook by S&P and AA with a stable outlook by Fitch. On October 1, 2020, Moody’s downgraded the City’s outstanding GO bonds from Aa1 to Aa2. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency that furnished the rating. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City’s GO bonds.
Other Localities
There have been severe financial and other adverse impacts on localities throughout the State, but particularly on New York City and the surrounding counties as the epicenter of the COVID-19 pandemic. The DOB has not attempted to assess the financial and healthcare impacts on the State’s localities.
While the fiscal condition of New York City and other local governments in the State is reliant, in part, on State aid to balance their annual budgets and meet their cash requirements, the State is not legally responsible for their financial condition and viability. The provision of State aid to localities, while one of the largest disbursement categories in the State budget, is not constitutionally obligated to be maintained at current levels or to be continued in future fiscal years and the State Legislature may amend or repeal statutes relating to the formulas for and the apportionment of State aid to localities.
Due to delayed Congressional action on stimulus measures, the DOB began withholding 20 percent of most local aid payments in June 2020 to achieve the cash flow savings anticipated in the Updated Financial Plan pursuant to the Reduction Authority. As of September 30, 2020, the DOB had withheld roughly $612 million pursuant to the Reduction Authority. In addition, DOB is withholding a range of other payments, including local aid payments that do not have specific statutory payment dates and liabilities, transfers to other funds, and general salary increases that were scheduled to take effect on April 1, 2020. DOB estimates through the end of September 2020, that approximately $2.6 billion in payments were not made as budgeted. It is expected that, in the absence of unrestricted Federal aid, DOB will continue to withhold a range of payments.
Historically, the State has provided unrestricted financial assistance to cities, counties, towns and villages outside of the City. Certain localities outside the City have experienced financial problems and have consequently requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more prevalent in recent years. Not included in the projections of the State’s receipts and disbursements for the State’s 2021 fiscal year or thereafter is the potential impact of any future requests by localities for additional financial assistance.

Like the State, localities must respond to changing political, economic and financial influences that can adversely affect their financial condition. For example, the State or federal government may decrease (or, potentially, eliminate) funding of local programs, therefore requiring localities to pay those expenditures using their own funds. Furthermore, prior cash flow problems for the State have caused delays in State aid payments, which in some instances, have necessitated short-term borrowing at the local level. Additional factors that have had, or could have, an impact on the fiscal condition of localities include: the loss of temporary federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by localities and school districts of property, sales and other taxes; and for certain communities, the substantial upfront costs for rebuilding and clean-up after a natural disaster.
Localities may face unanticipated problems as a result of pending litigation, judicial decisions and long- range economic trends. They may also require additional State assistance because of other large-scale potential problems, such as declining urban populations, reductions in the real property tax base, increasing expenditures, or the loss of skilled manufacturing jobs. Severe financial difficulties could jeopardize localities’ access to the public credit markets, which may negatively impact the marketability of notes and bonds issued by the localities within the State.
Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. For fiscal 2018, the total indebtedness for all localities in the State other than the City was approximately $41.6 billion. This figure includes bonds issued by the localities, certain debt guaranteed by the localities and installment purchase contracts, but excludes capital lease obligations, assets held in sinking funds, certain amounts available at the start of a fiscal year for redemption of debt, and the indebtedness of certain localities that did not file annual financial reports with the State Comptroller.

Statement of Additional Information
December 1, 2020
DEUTSCHE DWS STATE TAX-FREE INCOME SERIES
DWS Massachusetts Tax-Free Fund
CLASS/TICKER	INST	DMAIX

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the corresponding class prospectus for the fund dated December 1, 2020, as supplemented, a copy of which may be obtained without charge by calling (800) 728-3337; by visiting dws.com (the Web site does not form a part of this SAI); or from the firm from which this SAI was obtained. This SAI is incorporated by reference into the corresponding class prospectus.
Portions of the Annual and Semi-Annual Reports to Shareholders of the fund are incorporated herein by reference, and are hereby deemed to be part of this SAI. Reports to Shareholders may also be obtained without charge by calling the number provided in the preceding paragraph.
This SAI is divided into two Parts—Part I and Part II. Part I contains information that is specific to the fund, while Part II contains information that generally applies to each of the funds in the DWS funds.

Statement of Additional Information (SAI)—Part I

Part I
Definitions
“1933 Act” – the Securities Act of 1933, as amended
“1934 Act” – the Securities Exchange Act of 1934, as amended
“1940 Act” – the Investment Company Act of 1940, as amended
“Code” – the Internal Revenue Code of 1986, as amended
“SEC” – the Securities and Exchange Commission
“DIMA” or “Advisor” or “Administrator” – DWS Investment Management Americas, Inc., 875 Third Avenue, New York, New York 10022
“DDI” or “Distributor” – DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
“DSC” or “Transfer Agent” – DWS Service Company, 222 South Riverside Plaza, Chicago, Illinois 60606
“DWS” – refers to the asset management activities conducted by DWS Group GmbH & Co. KGaA or any of its subsidiaries, including the Advisor and other affiliated investment advisors
“DWS funds” – the US registered investment companies advised by DIMA
“DWS Group” – DWS Group GmbH & Co. KGaA, a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG.
“Board Members” – Members of the Board of Trustees of the Trust
“Board” – Board of Trustees of the Trust
“Independent Board Members”– Board Members who are not interested persons (as defined in the 1940 Act) of the fund, the investment advisor or the distributor
“fund” or “series” – DWS Massachusetts Tax-Free Fund
“Custodian” – State Street Bank and Trust Company, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111
“Fund Legal Counsel” – Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601
“Trustee/Director Legal Counsel” – Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199
“Trust” – Deutsche DWS State Tax-Free Income Series
“Business Day” – Monday through Friday except holidays
“Independent Registered Public Accounting Firm” – Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116
“NRSRO” – a nationally recognized statistical rating organization
“S&P” – S&P Global Ratings, a NRSRO
“Moody’s” – Moody’s Investors Service, Inc., a NRSRO
“Fitch” – Fitch Ratings, a NRSRO
Fund Organization
DWS Massachusetts Tax-Free Fund is a series of Deutsche DWS State Tax-Free Income Series, a Massachusetts business trust organized on October 24, 1985. On August 1, 2011, the predecessor of DWS Massachusetts Tax-Free Fund (the “Predecessor Fund”) transferred all of its assets and liabilities from DWS State Tax Free Trust, a Massachusetts business trust, to DWS State Tax-Free Income Series, while retaining the same fund name. On February 6, 2006, Scudder State Tax Free Trust was renamed DWS State Tax Free Trust and Scudder Massachusetts Tax-Free Fund was renamed DWS Massachusetts Tax-Free Fund. On August 11, 2014, DWS State Tax-Free Income Series was renamed Deutsche State Tax-Free Income Series and DWS Massachusetts Tax-Free Fund was renamed Deutsche Massachusetts Tax-Free Fund. On July 2, 2018, Deutsche State Tax-Free Income Series was renamed Deutsche DWS State Tax-Free Income Series and Deutsche Massachusetts Tax-Free Fund was renamed DWS Massachusetts Tax-Free Fund.
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All historical financial information and other information contained in the fund's prospectus and SAI for periods prior to August 1, 2011 relating to the fund (or any class thereof) is that of the Predecessor Fund (or corresponding class thereof).
The Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as may be further amended from time to time (the “Declaration of Trust”). The Declaration of Trust was last approved by shareholders in 2006. Additional information about the Trust is set forth in Part II under “Fund Organization.”
Management of the Fund
Board Members and Officers’ Identification and Background
The identification and background of the Board Members and officers are set forth in Part II—Appendix II-A.
Board Committees and Compensation
Compensation paid to the Independent Board Members, for certain specified periods is set forth in Part I— Appendix I-C. Information regarding the committees of the Board, is set forth in Part I—Appendix I-B.
Board Member Share Ownership and Control Persons
Information concerning the ownership of fund shares by Board Members and officers, as a group, as well as the dollar range value of each Board Member’s share ownership in the fund and, on an aggregate basis, in all DWS funds overseen, by investors who control the fund, if any, and by investors who own 5% or more of any class of fund shares, if any, is set forth in Part I— Appendix I-A.
Portfolio Management
Information regarding the fund’s portfolio manager(s), including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is set forth in Part I—Appendix I-D and Part II – Appendix II-B. This section does not apply to money market funds.
Service Provider Compensation
Compensation paid by the fund to certain of its service providers for various services, including investment advisory, administrative, transfer agency, and, for certain funds, fund accounting services and subadvisory services, is set forth in Part I—Appendix I-E. For information regarding payments made to DDI, see Part I— Appendix I-F. The service provider compensation and underwriting and sales commission information is not applicable to new funds that have not completed a fiscal reporting period. Fee rates for services of the above-referenced service providers are included in Part II – Appendix II-C.
Sales Charges and Distribution Plan Payments
Sales Charges
Initial sales charges and any contingent deferred sales charges (CDSC) paid in connection with the purchase and sale of fund shares for the three most recent fiscal years are set forth in Part I—Appendix I-F. This information is not applicable to funds/classes that do not impose sales charges, or to new funds/classes that have not completed a fiscal reporting period.
Distribution Plan Payments
Payments made by the fund for the most recent fiscal year under the fund’s Rule 12b-1 Plans are set forth in Part I—Appendix I-G. This information is not applicable to funds/classes that do not incur expenses paid in connection with Rule 12b-1 Plans, or to new funds/classes that have not completed a fiscal reporting period.
Portfolio Transactions, Brokerage Commissions and Securities Lending Activities
Portfolio Turnover
The portfolio turnover rates for the two most recent fiscal years are set forth in Part I—Appendix I-H. This section does not apply to money market funds or to new funds that have not completed a fiscal reporting period.
Brokerage Commissions
Total brokerage commissions paid by the fund for the three most recent fiscal years are set forth in Part I— Appendix I-H. This section does not apply to new funds that have not completed a fiscal reporting period.
The fund's policy with respect to portfolio transactions and brokerage is set forth under “Portfolio Transactions ” in Part II of this SAI.
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Securities Lending Activities
Information regarding securities lending activities of the fund, if any, during its most recent fiscal year is set forth in Part I—Appendix I-J.
Additional information regarding securities lending in general is set forth under “Lending of Portfolio Securities” in Part II of this SAI.
Investments
Investments, Practices and Techniques, and Risks
Part I—Appendix I-I includes a list of the investments, practices and techniques, and risks which the fund may employ (or be subject to) in pursuing its investment objective. Part II—Appendix II-G includes a description of these investments, practices and techniques, and risks. Part I—Appendix I-L includes additional information on state specific risk factors and taxes for the fund.
Investment Restrictions
Except as otherwise indicated, the fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that the fund’s investment objective will be met.
Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the fund, except as described below with respect to asset coverage for fund borrowings.
The fund has elected to be classified as a non-diversified series of an open-end management investment company. A non-diversified fund may invest a greater proportion of its assets in a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.
The following fundamental policies may not be changed without the approval of a majority of the outstanding voting securities of the fund which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund.
As a matter of fundamental policy, the fund may not do any of the following:
(1)
borrow money, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)
issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)
purchase or sell commodities, except as permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(4)
engage in the business of underwriting securities issued by others, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(5)
purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.
(6)
make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(7)
concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
As a matter of fundamental policy, at least 80% of the fund’s net assets, plus the amount of any borrowings for investment purposes, will normally be invested in Massachusetts municipal securities.
For purposes of the fund’s fundamental concentration policy set forth above, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.
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The fund does not consider private activity bonds to be municipal securities for purposes of its 80% requirement.
The following is intended to help investors better understand the meaning of a fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided by the SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of a fund’s fundamental policies.
The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1∕3% of its total assets from banks for any purpose. The 1940 Act requires that after any borrowing from a bank, a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of a fund’s borrowings shall be at least 300%. In addition, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). For additional information, see “Borrowing” in Part II — Appendix II-G.
Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of a fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The SEC and/or its staff has indicated that certain investment practices may raise senior security issues unless a fund takes appropriate steps to segregate assets against, or cover, its obligations. A fund is permitted to engage in the investment practices described in its prospectus and in its SAI.
For additional information regarding the fund’s asset segregation practices, see “Asset Segregation” in Part II — Appendix II-G.
At present, the 1940 Act does not set forth a maximum percentage of a fund’s assets that may be invested in commodities.
Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).
The SEC staff currently interprets concentration to mean investing more than 25% of a fund’s assets in a particular industry or group of industries (excluding US government securities).
Other Investment Policies. The Board has adopted certain additional non-fundamental policies and restrictions which are observed in the conduct of the fund’s affairs. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without requiring prior notice to, or approval of, the shareholders.
As a matter of non-fundamental policy:
(1)
the fund may not purchase illiquid securities if, as a result, more than 15% of the fund's net assets would be invested in such securities.
(2)
the fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder.
(3)
the fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).
(4)
the Board has the discretion to retain the current distribution arrangement for the fund while investing in a master fund in a master-feeder structure (this policy would permit the Board, without shareholder approval to convert the fund to a master-feeder structure).
(5)
the fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities.
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(6)
the fund may invest more than 25% of its total assets in industrial development or other private activity bonds, subject to its fundamental investment policies.
(7)
the fund may not purchase options, unless the aggregate premiums paid on all such options held by the fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.
(8)
the fund will not sell put options if, as a result, more than 50% of the fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.
(9)
the fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.
For purposes of non-fundamental policy (1), an illiquid security is any investment that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days without the sale or disposition significantly changing the market value of the investment.
Taxes
Important information concerning the tax consequences of an investment in the fund is contained in Part II— Appendix II-H.
Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements
The financial highlights for the 2020 fiscal year of the fund included in its prospectus, except for the unaudited September 30, 2020 information, and financial statements incorporated by reference into this SAI have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, an independent registered public accounting firm. The report is given on the authority of said firm as experts in auditing and accounting. The independent registered public accounting firm audits the financial statements of the fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements. The information prior to fiscal year 2020 was audited by PricewaterhouseCoopers LLP.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the
Semi-Annual Report to the Shareholders of the fund, dated September 30, 2020, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated March 31, 2020, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
The financial statements, together with the report of the Independent Registered Public Accounting Firm, financial highlights and notes to financial statements in the Annual Report to the Shareholders of the fund, dated March 31, 2019, are incorporated herein by reference and are hereby deemed to be a part of this SAI.
On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the fund. PwC communicated its resignation to the Board.
PwC's reports on the fund's financial statements for the fiscal years ended March 31, 2019 and March 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.
During the fiscal years ended March 31, 2019 and March 31, 2018 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the fund's financial statements for such periods; and (ii) there were no “reportable events” of the kind described in paragraph (a)(1)(v) of Item 304 of Regulation S-K under the 1934 Act.
On May 15, 2019, the Audit Committee of the Board and the Board approved the selection of Ernst & Young LLP (“EY”) as the fund's independent registered public
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accounting firm for the fiscal year ending March 31, 2020. During the fund's fiscal years ended March 31, 2019 and March 31, 2018, and the subsequent interim period through May 14, 2019, neither the fund, nor anyone on its behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the fund's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).
Additional Information
For information on CUSIP numbers and fund fiscal year end information, see Part I—Appendix I-K.
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Part I: Appendix I-A—Board Member Share Ownership and Control Persons
Board Member Share Ownership in the fund
The following tables show the dollar range of equity securities beneficially owned by each current Board Member in the fund and in DWS funds as of December 31, 2019.
Dollar Range of Beneficial Ownership(1)
Board Member	DWS Massachusetts Tax-Free Fund
Independent Board Member:
John W. Ballantine	None
Dawn-Marie Driscoll	$10,001 - $50,000
Keith R. Fox	None
Richard J. Herring	None
William McClayton	None
Rebecca W. Rimel	None
William N. Searcy, Jr.	None
Aggregate Dollar Range of Beneficial Ownership(1)
Funds Overseen by Board Member in the DWS Funds
Independent Board Member:
John W. Ballantine	Over $100,000
Dawn-Marie Driscoll	Over $100,000
Keith R. Fox	Over $100,000
Richard J. Herring	Over $100,000
William McClayton	Over $100,000
Rebecca W. Rimel	Over $100,000
William N. Searcy, Jr.	Over $100,000
(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
Ownership in Securities of the Advisor and Related Companies
As reported to the fund, the information in the table below reflects ownership by the current Independent Board Members and their immediate family members of certain securities as of December 31, 2019. An immediate family member can be a spouse, children residing in the same household, including step and adoptive children, and any dependents. The securities represent ownership in the Advisor or Distributor and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor (including Deutsche Bank AG and DWS Group).
Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Richard J. Herring		None
William McClayton		None
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Independent Board Member	Owner and Relationship to Board Member	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Rebecca W. Rimel		None
William N. Searcy, Jr.		None
As of November 3, 2020, all Board Members and officers owned, as a group, less than 1% of the outstanding shares of the fund.
25% or Greater Ownership
Shareholders who beneficially own 25% or more of a fund's shares may have a significant impact on any shareholder vote of the fund. Although the fund does not have information concerning the beneficial ownership of shares, the following table identifies those investors who owned of record 25% or more of the fund’s shares as of November 3, 2020:
DWS Massachusetts Tax-Free Fund
Name and Address of Investor	Shares	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,463,543.02	26.32%
5% or Greater Ownership of Share Classes
The following table identifies those investors who owned 5% or more of a fund share class as of November 3, 2020. All holdings are of record, unless otherwise indicated.
DWS Massachusetts Tax-Free Fund
Name and Address of Investor	Shares	Class	Percentage
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FLOOR JERSEY CITY NJ 07311	967,229.36	A	21.89%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	637,891.54	A	14.44%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	593,217.23	A	13.43%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	494,995.96	A	11.20%
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Name and Address of Investor	Shares	Class	Percentage
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	439,756.61	A	9.95%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	338,974.32	A	7.67%
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	92,603.35	C	23.23%
UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EXCL BEN CUST UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	49,523.03	C	12.42%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION XXXXX 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	49,034.20	C	12.30%
FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST ST LOUIS MO 63103-2523	47,906.09	C	12.02%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	38,821.11	C	9.74%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM XXXXXXXX ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716-1100	26,934.86	C	6.76%
AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	26,027.88	C	6.53%
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT - 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,984,965.30	S	30.32%
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Name and Address of Investor	Shares	Class	Percentage
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,490,516.75	S	7.55%
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Part I: Appendix I-B—Board Committees and Meetings
Information Concerning Committees and Meetings of the Board
The Board oversees the operations of the DWS funds and meets periodically to oversee fund activities, and to review fund performance and contractual arrangements with fund service providers. The Board met 5 times during the most recently completed calendar year.
Board Leadership Structure
A fund’s Board is responsible for the general oversight of a fund’s affairs and for assuring that the fund is managed in the best interests of its shareholders. The Board regularly reviews a fund’s investment performance as well as the quality of other services provided to a fund and its shareholders by DIMA and its affiliates, including administration and shareholder servicing. At least annually, the Board reviews and evaluates the fees and operating expenses paid by a fund for these services and negotiates changes that it deems appropriate. In carrying out these responsibilities, the Board is assisted by a fund’s auditors, independent counsel and other experts, as appropriate, selected by and responsible to the Board.
Independent Board Members are not considered “interested persons” (as defined in the 1940 Act) of the fund or its investment adviser. These Independent Board Members must vote separately to approve all financial arrangements and other agreements with a fund’s investment adviser and other affiliated parties. The role of the Independent Board Members has been characterized as that of a “watchdog” charged with oversight to protect shareholders’ interests against overreaching and abuse by those who are in a position to control or influence a fund. A fund’s Independent Board Members meet regularly as a group in executive session without representatives of the Advisor present. An Independent Board Member currently serves as chairman of the Board.
Taking into account the number, diversity and complexity of the funds overseen by the Board Members and the aggregate amount of assets under management in the DWS funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and/or enabling resolutions, and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendation of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.
The Board has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of a fund’s affairs. While risk management is the primary responsibility of the Advisor, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the DWS funds and to discuss with the Advisor how it monitors and controls such risks.
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Board Committees. The Board has established the following standing committees: Audit Committee and Valuation Sub-Committee, Nominating and Governance Committee, Operations Committee and Dividend Committee.
Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
AUDIT COMMITTEE	5
Assists the Board in fulfilling its responsibility
for oversight of (1) the integrity of the financial
statements, (2) a fund’s accounting and
financial reporting policies and procedures, (3)
a fund’s compliance with legal and regulatory
requirements related to accounting and
financial reporting, (4) valuation of fund assets
and securities and (5) the qualifications,
independence and performance of the
independent registered public accounting firm
for a fund. Oversees the valuation of a fund’s
securities and other assets and determines, as
needed, the fair value of fund securities or
other assets under certain circumstances as
described in the Valuation Procedures. The
Audit Committee has appointed a Valuation
Sub-Committee, which may make
determinations of fair value required when the
Audit Committee is not in session. The current
members of the Valuation Sub-Committee are
William McClayton, Richard J. Herring and
John W. Ballantine (Alternate). The Audit
Committee also approves and recommends to
the Board the appointment, retention or
termination of the independent registered
public accounting firm for a fund, reviews the
scope of audit and internal controls, considers
and reports to the Board on matters relating to
a fund’s accounting and financial reporting
practices, and performs such other tasks as
the full Board deems necessary or appropriate.
			William McClayton (Chair), Richard J. Herring (Vice Chair) and John W. Ballantine
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Name of Committee	Number of Meetings in Last Calendar Year	Functions	Current Members
NOMINATING AND GOVERNANCE COMMITTEE	5
Recommends individuals for membership on
the Board, nominates officers, Board and
committee chairs, vice chairs and committee
members, and oversees the operations of the
Board. The Nominating and Governance
Committee has not established specific,
minimum qualifications that must be met by an
individual to be considered by the Nominating
and Governance Committee for nomination as
a Board Member. The Nominating and
Governance Committee may take into account
a wide variety of factors in considering Board
Member candidates, including, but not limited
to: (i) availability and commitment of a
candidate to attend meetings and perform his
or her responsibilities to the Board, (ii) relevant
industry and related experience, (iii)
educational background, (iv) financial expertise,
(v) an assessment of the candidate's ability,
judgment and expertise, and (vi) the current
composition of the Board. The Committee
generally believes that the Board benefits from
diversity of background, experience and views
among its members, and considers this as a
factor in evaluating the composition of the
Board, but has not adopted any specific policy
in this regard. The Nominating and Governance
Committee reviews recommendations by
shareholders for candidates for Board positions
on the same basis as candidates
recommended by other sources. Shareholders
may recommend candidates for Board
positions by forwarding their correspondence
by US mail or courier service to Keith R. Fox,
DWS Funds Board Chair, c/o Thomas R. Hiller,
Ropes & Gray LLP, Prudential Tower, 800
Boylston Street, Boston, MA 02199-3600.
			Rebecca W. Rimel (Chair), John W. Ballantine (Vice Chair) and William McClayton
OPERATIONS COMMITTEE	5
Reviews the administrative operations and
general compliance matters of the funds.
Reviews administrative matters related to the
operations of the funds, policies and
procedures relating to portfolio transactions,
custody arrangements, fidelity bond and
insurance arrangements and such other tasks
as the full Board deems necessary or
appropriate.
			William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair) and Rebecca W. Rimel
DIVIDEND COMMITTEE	0
Authorizes dividends and other distributions for
those funds that are organized as Maryland
corporations or as series of a Maryland
corporation. The Committee meets on an as-
needed basis. The Committee applies only to
the following corporations: Deutsche DWS
Global/International Fund, Inc. and Deutsche
DWS International Fund, Inc.
			Dawn-Marie Driscoll, Keith R. Fox, John W. Ballantine (Alternate), Richard J. Herring (Alternate), William McClayton (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate)
Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.
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Part I: Appendix I-C—Board Member Compensation
Each Independent Board Member receives compensation from the fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the fund or any fund in the DWS fund complex.
Board Members who are officers, directors, employees or stockholders of DWS or its affiliates receive no direct compensation from the fund, although they are compensated as employees of DWS, or its affiliates, and as a result may be deemed to participate in fees paid by the fund. The following tables show, for each current Independent Board Member, compensation from the fund during its most recently completed fiscal year, and aggregate compensation from all of the funds in the DWS fund complex during calendar year 2019.
Aggregate Compensation from the fund
Board Member	DWS Massachusetts Tax-Free Fund
Independent Board Member:
John W. Ballantine	$1,970
Dawn-Marie Driscoll	$1,894
Keith R. Fox	$2,492
Richard J. Herring	$1,894
William McClayton	$2,043
Rebecca W. Rimel	$2,043
William N. Searcy, Jr.	$2,043
Total Compensation from DWS Fund Complex
Board Member	Total Compensation from the fund and DWS Fund Complex(1)
Independent Board Member:
John W. Ballantine(3)	$320,000
Dawn-Marie Driscoll	$295,000
Keith R. Fox(2)	$395,000
Richard J. Herring	$295,000
William McClayton(3)	$320,000
Rebecca W. Rimel(3)	$320,000
William N. Searcy, Jr.(3)	$320,000
(1)
For each Independent Board Member, total compensation from the DWS fund complex represents compensation from 77 funds as of December 31, 2019.
(2)
Includes $100,000 in annual retainer fees received by Mr. Fox as Chairperson of DWS funds.
(3)
Includes $25,000 in annual retainer fees for serving as Chairperson of a Board committee.
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Part I: Appendix I-D—Portfolio Management
Fund Ownership of Portfolio Managers
The following table shows the dollar range of fund shares owned beneficially and of record by the portfolio management team as well as in all US registered DWS funds advised by the Advisor as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the fund's most recent fiscal year end.
DWS Massachusetts Tax-Free Fund
Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Ashton P. Goodfield	$100,001 - $500,000	Over $1,000,000
Michael J. Generazo	$0	$10,001 - $50,000
Conflicts of Interest
In addition to managing the assets of the fund, a portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, per portfolio manager, the number and asset size of: (1) SEC registered investment companies (or series thereof) other than the fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by a portfolio manager. Total assets attributed to a portfolio manager in the tables below include total assets of each account managed, although a portfolio manager may only manage a portion of such account’s assets. For a fund subadvised by subadvisors unaffiliated with the Advisor, total assets of funds managed may only include assets allocated to the portfolio manager and not the total assets of a fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the fund's most recent fiscal year end.
DWS Massachusetts Tax-Free Fund
Other SEC Registered Investment Companies Managed:
Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance-Based Fee Accounts
Ashton P. Goodfield	8	$7,729,116,674	0	$0
Michael J. Generazo	5	$6,169,637,400	0	$0
DWS Massachusetts Tax-Free Fund
Other Pooled Investment Vehicles Managed:
Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Michael J. Generazo	0	$0	0	$0
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DWS Massachusetts Tax-Free Fund
Other Accounts Managed:
Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ashton P. Goodfield	0	$0	0	$0
Michael J. Generazo	2	$36,076,820	0	$0
In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
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Part I: Appendix I-E—Service Provider Compensation
DWS Massachusetts Tax-Free Fund
Fiscal Year Ended	Gross Amount Paid to DIMA for Advisory Services	Amount Waived by DIMA for Advisory Services	Gross Amount Paid to DIMA for General Administrative Services(1)	Amount Waived by DIMA for General Administrative Services
2020	$1,643,212	$46,353	$372,458	$0
2019	$1,702,980	$89,356	$387,614	$0
2018	$1,846,360	$49,240	$421,752	$0

Fiscal Year Ended	Gross Amount Paid to DSC for Transfer Agency Services	Amount Waived by DSC for Transfer Agency Services
2020	$37,825	$37,825
2019	$38,770	$38,770
2018	$41,643	$41,643
(1) Effective March 1, 2020, the fund pays the Advisor an administrative services fee, calculated daily and paid monthly, at the annual rate of 0.097% of the fund’s average daily net assets. Prior to March 1, 2020, the fund paid the Advisor an administrative services fee, calculated daily and paid monthly, at the annual rate of 0.10% of the fund’s average daily net assets.
The following waivers are currently in effect:
The Advisor has contractually agreed through November 30, 2021 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at a ratio no higher than 0.61% for Institutional Class. The agreement may only be terminated with the consent of the fund’s Board.
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Part I: Appendix I-F—Sales Charges
Not applicable for Institutional Class shares.
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Part I: Appendix I-G—Distribution Plan Payments
Not applicable for Institutional Class shares.
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Part I: Appendix I-H—Portfolio Transactions and Brokerage Commissions
Variations to the fund’s portfolio turnover rate may be due to, among other things, a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Advisor's investment outlook.
Portfolio Turnover Rates
Fund	2020	2019
DWS Massachusetts Tax-Free Fund	43%	28%
Brokerage Commissions
	Fiscal Year	Brokerage Commissions Paid by Fund
DWS Massachusetts Tax-Free Fund	2020	$0
	2019	$0
	2018	$0
Brokerage Commissions Paid to Affiliated Brokers
	Fiscal Year	Name of Affiliated Broker	Affiliation	Aggregate Brokerage Commissions Paid by Fund to Affiliated Brokers	% of the Total Brokerage Commissions	% of the Aggregate Dollar Value of all Portfolio Transactions
DWS Massachusetts Tax-Free Fund	2020	None	—	None	—	—
	2019	None	—	None	—	—
	2018	None	—	None	—	—
The fund did not hold any securities of its regular brokers or dealers (as such term is defined in the 1940 Act) as of the end of its most recent fiscal year.
Transactions for Research Services
For the most recent fiscal year, the fund allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by the Advisor to provide research services. The provision of research services was not necessarily a factor in the placement of business with such firms.
Fund	Amount of Transactions	Related Commissions
DWS Massachusetts Tax-Free Fund	$0	$0
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Part I: Appendix I-I—Investments, Practices and Techniques, and Risks
Below is a list of headings related to investments, practices and techniques, and risks which are further described in Appendix II-G.
DWS Massachusetts Tax-Free Fund
Adjustable Rate Securities
Advance Refunded Bonds
Asset Segregation
Borrowing
Cash Management Vehicles
Commercial Paper
Commodity Pool Operator Exclusion
Credit Enhancement
Derivatives
Dollar Roll Transactions
Fixed Income Securities
High Yield Fixed Income Securities - Junk Bonds
Illiquid Securities
Impact of Large Redemptions and Purchases of Fund Shares
Indexed Securities
Industrial Development and Pollution Control Bonds
Interfund Borrowing and Lending Program
Inverse Floaters
Investment Companies and Other Pooled Investment Vehicles
Investment-Grade Bonds
Mortgage-Backed Securities
Municipal Leases, Certificates of Participation and Other Participation Interests
Municipal Securities
Obligations of Banks and Other Financial Institutions
Private Activity Bonds
Real Estate Investment Trusts (REITs)
Repurchase Agreements
Reverse Repurchase Agreements
Short-Term Securities
Special Information Concerning Master-Feeder Fund Structure
Stand-by Commitments
Tax-Exempt Commercial Paper
Tax-Exempt Pass-Through Securities
Tender Option Bond Transactions
Third Party Puts
US Government Securities
Variable and Floating Rate Instruments
Warrants
When-Issued and Delayed-Delivery Securities
Yields and Ratings
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Part I: Appendix I-J—Securities Lending Activities
The fund had no securities lending activity during its most recent fiscal year.
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Part I: Appendix I-K—Additional Information
Fund and its Fiscal Year End		CUSIP Number
DWS Massachusetts Tax-Free Fund	Institutional Class	25158X781
Fiscal Year End: 3/31
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Part I: Appendix I-L—State Specific Risk Factors—Massachusetts
STATE SPECIFIC RISK FACTORS
The fund will invest in bonds issued by the Commonwealth of Massachusetts or its political subdivisions. The fund is therefore subject to various statutory, political, and economic factors unique to Massachusetts. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on Massachusetts securities owned by the fund. The information is derived from various public sources, including the Commonwealth of Massachusetts Investor Program’s website and the Information Statement of the Commonwealth of Massachusetts dated May 22, 2020, all of which are available to investors generally and which the fund believes to be accurate.
DWS Massachusetts Tax-Free fund
The following information as to certain Massachusetts risk factors is given to investors in view of the fund’s policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.
The fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.
Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 3.7% in 2017, 3.4% in 2018, and 2.9% in 2019. The national unemployment rate was 4.4% in 2017, 3.9% in 2018 and 3.7% in 2019. Due to the pandemic spread of the novel coronavirus known as COVID-19 (see “Special Disclosure Regarding COVID-19 Matters”), there has been a significant increase in the Commonwealth’s unemployment rate in 2020. The unemployment rate for the Commonwealth was 2.8% in January, February and March 2020 and 16.2% and 16.3% in April and May 2020, respectively. The national unemployment rate was 3.6%, 3.5%, 4.4%, 14.7% and 13.3% in January, February, March, April and May 2020, respectively. Real per capita income in Massachusetts increased by 1.5% 1.7% and 1.7% in each of 2016, 2017, and 2018, respectively. Nationally, real per capita income increased by 0.6%, 1.9% and 2.4% in each of 2016, 2017 and 2018, respectively. From 2014 to 2018, both real and nominal income levels in Massachusetts were above the national average.
Types of Debt and Debt Limits. The Commonwealth is authorized to issue three types of debt directly: 1) general obligation debt; 2) special obligation debt; and 3) federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured by either a pledge of receipts credited to the Commonwealth Transportation fund (formerly the Highway fund) or by a pledge of receipts credited to the Convention Center fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth.
Since December 1989, state finance law has included a limit on the amount of outstanding “direct” bonds of the Commonwealth. The limit for each fiscal year is increased to 105% of the previous fiscal year’s limit. Based on this calculation, the statutory limit on “direct” bonds during fiscal 2020 is $25,220,000,000. The statutory limit on outstanding debt is calculated using the generally accepted accounting principles (“GAAP”) concept of principal outstanding, which reflects that the principal amount of outstanding bonds includes the amount of any premium and is measured net of any discount, costs of issuance and other financing costs (“net proceeds”). State law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to special legislation enacted over the years, certain outstanding Commonwealth debt obligations are not counted in computing the amount of bonds subject to the limit. As of March 31, 2020, the Commonwealth had approximately $24.1 billion in general obligation bonds outstanding, of which $22.1 billion, or approximately 92%was fixed rate debt and $2.0 billion, or 8%, was variable rate debt. The Commonwealth’s outstanding general obligation variable rate debt consists of several variable rate structures. These structures include
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floating rate notes in various interest rate modes, direct purchase agreements in various interest rate modes, multi-modal bonds currently in the term mode, and variable rate demand bonds. Variable rate demand bonds, which account for $419.0 million of outstanding general obligation debt as of March 31, 2020, are supported by liquidity facilities that require the bonds to be tendered by a specified date if the facility is not replaced or the bonds are not otherwise refinanced. Of all Commonwealth variable rate debt outstanding, the interest rates on $896.1 million, or approximately 4% of total general obligation debt, have been synthetically fixed by means of floating-to-fixed interest rate swap agreements. These agreements are used as hedges to mitigate the risk associated with variable rate bonds. Under state finance law, scheduled, periodic payments to be made by the Commonwealth pursuant to swap agreements in existence on August 1, 2008 or entered into after such date constitute general obligations of the Commonwealth to which its full faith and credit are pledged. The remaining variable rate debt of $1.1 billion, or approximately 5% of the total outstanding general obligation debt, is unhedged and, accordingly, floats with interest rates re-set on a periodic basis.
As of June 30, 2020, The Commonwealth of Massachusetts Investor Program's website disclosed that the general obligation bonds issued by the Commonwealth were rated “Aa1” by Moody's Investors Service, Inc., “AA” by S&P Global Ratings and “AA+” by Fitch Ratings. From time to time, the rating agencies may change their ratings or provide different ratings for different bond issues.
Major Obligations. In addition to debt obligations issued by the Commonwealth, Massachusetts has other long term liabilities in connection with the pledge of credit in aid of certain independent authorities and political subdivisions. These are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities, or (c) contingent liabilities. The Commonwealth is also authorized to pledge its credit in support of scheduled, periodic payments to be made under interest rate swaps and other hedging agreements related to bonds or notes of the Commonwealth.
General obligation contract assistance liabilities arise from statutory requirements for (a) payments by the Commonwealth to the Massachusetts Clean Water Trust, the Massachusetts Department of Transportation, and the Massachusetts Development Finance Agency that are used by these entities to pay a portion of their debt service obligations on outstanding bonds and (b) payments from the Social Innovation Financing Trust fund to fund contracts to improve outcomes and achieve lower costs for contracted government services, referred to as “pay for success contracts.” Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.
Budgetary contract assistance liabilities do not constitute a pledge of the Commonwealth’s credit and arise from statutory requirements for payments by the Commonwealth under capital leases.
Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of obligation if expected payment sources do not materialize. These liabilities consist of guarantees for certain debt obligations of the Massachusetts Bay Transportation Authority (“MBTA”), the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority, and the higher education building authorities.
Additionally, under legislation approved in 2010 and amended in 2011, the Massachusetts Development Finance Agency is authorized to issue bonds for the benefit of nonprofit community hospitals and health centers. Such bonds are to be secured by capital reserve funds funded at the time of bond issuance in an amount equal to the maximum annual debt service on the bonds. Furthermore, the Commonwealth has certain payment obligations contemplated by statute for which the Commonwealth’s credit has not been pledged. For example, the Commonwealth has an obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency.
A portion of the Commonwealth’s receipts from the sales tax (other than the tax on meals) is dedicated through non-budgeted special revenue funds to the MBTA and the Massachusetts School Building Authority (“MSBA”). The amount dedicated to the MBSA is the amount raised by a 1% sales tax (not including meals). The amount dedicated to the MBTA is the
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greater of (i) the amount raised by the 1% sales tax (not including meals), plus $160 million and (ii) an annually adjusted floor. The floor grows each year by the allowable base revenue growth (the lesser of sales tax growth or inflation, but not greater than 3% and not less than 0%), and was certified as $1.06 billion for fiscal 2020 and $1.08 billion for fiscal 2021.
The Commonwealth’s receipts from the sales tax on account of motor vehicle sales (net of amounts required to be credited to the Convention Center fund or dedicated to the MBTA or MSBA) are dedicated to the Commonwealth Transportation fund.
There is currently legislation that establishes an annual two-day sales tax holiday in August each year. Prior to fiscal 2020, there was a two-day sales and meals tax holiday. The fiscal 2020 budget repealed the meals tax holiday. In June 2018, the Supreme Court of the United States issued a ruling in South Dakota v. Wayfair that effectively removes earlier constraints on states seeking to require out-of-state sellers to collect and remit sales tax. However, because the Commonwealth had previously established collect-and-remit agreements covering the majority of sales by out-of-state sellers to Massachusetts residents, and has proactively asserted the obligation to collect sales taxes from out-of-state sellers with economic scale in Massachusetts, the incremental impact of South Dakota v. Wayfair on Commonwealth tax revenues has been limited.
The MSBA’s sole revenues are from dedicated sales taxes from the Commonwealth. The MSBA’s bonded debt is secured by these sales tax revenues. As of June 30, 2019, the MSBA had outstanding approximately $6.6 billion of Dedicated Sales Tax bonds, including approximately $587 million of unamortized premiums for the purpose of funding school construction and renovation projects. Coupons on the bonds range from 3.0% to 5.715% and each series is payable semiannually until maturity in fiscal 2048.
The sales tax revenues provided to the MBTA and the MSBA by the Commonwealth are not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $992.2 million in fiscal 2017, $1,007.9 million in fiscal 2018, and $1,053.2 million in fiscal 2019. Total tax revenue transferred to the MSBA amounted to $816.8 million in fiscal 2017, $847.9 million in fiscal 2018, and $893.2 million in fiscal 2019. The total tax revenue expected to be transferred to the MBTA and MSBA in fiscal year 2020 is $1,114.2 million and $954.2 million, respectively.
Commonwealth Budget. The Commonwealth’s tax revenues increased in fiscal years 2017 through 2019. Tax revenues for fiscal 2017 were $25.662 billion and resulted in a deficiency of $34.3 million. Tax revenues for fiscal 2018 were $27.787 billion and resulted in a surplus of $938.9 million. Tax revenues for fiscal 2019 were $29.740 billion and resulted in a surplus of $1.572 billion.
In January 2020, Governor Charles Baker filed his budget recommendations for fiscal 2021.The Governor’s fiscal 2021 budget recommendations propose state spending of $44.6 billion, or a 2.3% increase from fiscal 2020 projected spending levels.
The fiscal 2021 budget proposal is supported by a consensus tax revenue estimate of $31.151 billion (which reflects a 2.8% tax revenue growth over projected fiscal 2020 tax revenue).
On March 4, 2020, Governor Baker filed a bill consisting of $123.3 million in supplemental appropriations for fiscal 2020, with a net state cost of $116.3 million. Major spending items included $18 million for the MBTA, $16.3 million to fund a ratified collective bargaining agreement, $12.3 million for Safety Net Provider Hospitals, $10 million for a fund for school improvement, $17.4 million in spending for representation of indigent defendants, $10.4 million for information technology costs in the Health and Human Services Secretariat, $9.6 million for Transitional Assistance to Families with Dependent Children and $17.6 million for other smaller costs.
On March 10, 2020, Governor Baker declared a state of emergency in the Commonwealth to provide the Administration more flexibility to facilitate and expedite the use of Commonwealth resources and deployment of federal and interstate resources to protect persons from the impacts of COVID-19. On March 27, 2020, the Commonwealth extended the state income tax filing and payment deadline from April 15, 2020 to July 15, 2020, consistent with the extension enacted by the federal government. The effect of the extended state income tax filing deadline is expected to defer
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budgeted tax revenues to fiscal 2021. The estimates for fiscal 2020 and the projections for fiscal 2021 were prepared in connection with the preparation of the fiscal 2020 budget, as revised in January 2020, and the fiscal 2021 consensus tax revenue estimate process in January 2020, respectively, prior to the outbreak of COVID-19.
On March 27, 2020, the federal Coronavirus Aid, Relief and Economic Security Act (CARES Act) was enacted which provides $2 trillion of aid for, among other things, market stabilization efforts, expanded unemployment insurance, loans and grants to small businesses, direct payments to certain individuals, loans to corporations, businesses and health care systems, and approximately $150 billion for state and local governments, of which the Commonwealth received $2.461 billion and two local government units received funding. The Commonwealth expects to utilize the CARES Act and other available federal funds to pay for the state's emergency expenditures relating to COVID-19.
On March 27, 2020, President Donald Trump issued a major disaster declaration for the Commonwealth, making federal funding available to Commonwealth and eligible local entities for emergency protective measures, including direct federal assistance. This declaration superseded the emergency declaration issued by the President for the Commonwealth on March 13, 2020. On April 6, 2020, the Commonwealth applied to the U.S. Department of Labor for an amount not to exceed $1.20 billion in repayable advances to the Commonwealth's Unemployment Trust Fund account from the federal unemployment account for the period April 2020 through June 2020, in accordance with the provisions of Section 1201 of the Social Security Act, to assure payment of all compensation that becomes due under the Commonwealth's Unemployment Compensation Law. (The Commonwealth's Unemployment Trust Fund generally is funded through employer contributions, so the federal funds are intended to ensure that individuals continue to receive unemployment benefits during the economic downturn caused by COVID-19.) From March 15, 2020 to May 9, 2020, a total of 821,506 initial claims were filed for unemployment insurance. Additionally, from April 20, 2020 to May 9, 2020, approximately 255,000 claimants filed for federal Pandemic Unemployment Assistance (PUA), which provides payment to workers who not traditionally eligible for unemployment benefits (e.g., self-employed individuals, independent contractors, and workers with limited work history) and who are unable to work as a direct result of COVID-19.
Cash Management and Borrowing for Deferred Revenues. In order to manage cash flows through the COVID-19 pandemic, the Commonwealth has entered into a line of credit with a syndicate of commercial banks in an amount up to $1.75 billion. The Commonwealth also has enacted special legislation to authorize the Commonwealth to issue notes in anticipation of revenues or for which revenues are not otherwise available, which notes will mature no later than June 30, 2021. Additionally, on April 9, 2020, the Federal Reserve System (Federal Reserve) announced the establishment of a municipal liquidity facility (MLF), pursuant to which a special purpose vehicle created by the Federal Reserve will purchase notes from states and large cities and counties to provide liquidity for cash flow needs resulting from the delay of the federal tax filing deadline and COVID-19. The Commonwealth is eligible for assistance under this program and may borrow up to $7.859 billion.
The Commonwealth has represented that it currently anticipates that it will have sufficient liquidity to meet cash flow needs for fiscal 2020 and fiscal 2021 through the existing liquidity and credit facilities and access to the capital markets.
The budgeted operating funds of the Commonwealth ended fiscal 2017 with a deficiency of revenues and other sources over expenditures and other uses of $34.3 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.448 billion. Budgeted revenues and other sources for fiscal 2017 totaled approximately $41.167 billion, including tax revenues of approximately $23.828 billion. Commonwealth budgeted expenditures and other uses in fiscal 2017 totaled approximately $41.202 billion. At the end of fiscal 2017, the Stabilization fund’s ending balance was $1.301 billion. The Commonwealth gained approximately $9 million in the Stabilization fund during fiscal 2017.
The budgeted operating funds of the Commonwealth ended fiscal 2018 with a surplus of revenues and other sources over expenditures and other uses of $938.9 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.387 billion. Budgeted revenues and other sources for fiscal 2018 totaled approximately $43.819 billion, including tax revenues of approximately $25.907 billion. Commonwealth budgeted expenditures and other uses in fiscal 2018 totaled approximately $42.880 billion. At the end of fiscal 2018, the Stabilization fund’s ending balance was $2.001 billion. The Commonwealth gained approximately $700.6 million in the Stabilization fund during fiscal 2018.
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The budgeted operating funds of the Commonwealth ended fiscal 2019 with a surplus of revenues and other sources over expenditures and other uses of $1.572 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $3.959 billion. Budgeted revenues and other sources for fiscal 2019 totaled approximately $46.382 billion, including tax revenues of approximately $27.768 billion. Commonwealth budgeted expenditures and other uses in fiscal 2019 totaled approximately $44.810 billion. At the end of fiscal 2019, the Stabilization Fund’s ending balance was $3.424 billion. The Commonwealth gained approximately $1.423 billion in the Stabilization Fund during fiscal 2019.
On December 22, 2017, President Trump signed into law Public Law 115-97, making major changes to the federal Internal Revenue Code, most of which were effective in the 2018 tax year. Legislation adjusting the Commonwealth’s income tax laws and corporate tax laws in response to the new forms of income that are recognized and new federal tax expenditures that are created under Public Law 115-97 was enacted on October 23, 2018.
Limitations on Tax Revenues. Growth of state tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of each fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth” State tax revenues between fiscal 2017 and 2019 were lower than the allowable state tax revenue growth limit set by state law.
Local Aid. The Commonwealth makes substantial local aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local aid payments to cities, towns, and regional school districts take the form of both direct and indirect assistance. Direct local aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts. The Commonwealth’s budget for fiscal 2020 provides $6.680 billion of state-funded direct and indirect local aid to municipalities.
A large portion of general revenue sharing funds is earmarked for public education and is distributed through a formula designed to ensure that each district reaches at least a minimum level of “foundation” spending per public education pupil. The fiscal 2020 budget calls for the Commonwealth to provide approximately $5.176 billion in state aid for education. This level of funding brings all school districts to the foundation level, ensures that all local education authorities receive an increase of funding of at least $30 per pupil, and is an increase of $268.4 million over fiscal 2019.
The other major component of direct local aid is unrestricted general governmental aid, which provides unrestricted funds for municipal use. The fiscal 2020 budget provides for $1.129 billion in unrestricted general government aid, which was allocated to provide a 2.7% increase over fiscal 2019 levels to all municipalities.
The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of revenue receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including, in some circumstances special obligation bonds. The State Treasurer is responsible for cash management and ensuring that all Commonwealth financial obligations are met on a timely basis. The Commonwealth does not engage in inter-fund borrowing. Cash flow management incorporates the periodic use of short-term borrowing to meet cash flow needs for both capital and operating expenditures. All revenue anticipation notes, including those issued as commercial paper, must be repaid by the end of the fiscal year. As of March 31, 2020, there were $1.5
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billion revenue anticipation notes outstanding in three series with maturities ranging from April 30, 2020 through June 18, 2020. In addition, as of March 31, 2020, the state currently has liquidity support for a $400 million commercial paper program that is available for cash flow purposes. As of March 31, 2020, there was no commercial paper outstanding.
In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, or (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special municipal election. Between fiscal 1981 and fiscal 2020, the aggregate property tax levy across all cities and towns grew from $3.347 billion to $18.133 billion, a compound annual growth rate of 4.43%.
Certain of the Commonwealth’s cities and towns have at times experienced and may in the future experience serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes that limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.
Medicaid. The Commonwealth’s Medicaid program, called MassHealth, provides health care to 1.8 million low income children and families, certain low-income adults, disabled individuals and low-income elders. The program, administered by the Office of Medicaid within the Executive Office of Health and Human Services, generally receives 50% in federal reimbursement on most expenditures for adults, and 88% in federal reimbursements on most expenditures for children’s benefits reimbursable under the Children’s Health Insurance Program (CHIP). For Massachusetts, the CHIP matching rate was 88% for federal fiscal 2019, then dropped to 76.5% in federal fiscal 2020 and 65% for federal fiscal 2021 and beyond. Under the Affordable Care Act (“ACA”), beginning January 1, 2014, MassHealth began receiving enhanced federal reimbursement for spending on the new adult group (generally childless adults with incomes under 133% of the federal poverty limit). In calendar 2019, the federal reimbursement rate for this group is 93%. The reimbursement rate is scheduled to decrease to 90% in calendar 2020 and beyond. In response to COVID-19, the U.S. Congress has enacted four economic assistance and relief packages to date, including the Families First Coronavirus Response Act (Families First Act) on March 18, 2020. The Families First Act includes an emergency 6.2% increase in the regular federal matching rate for states and territories to the Medicaid Federal Medical Assistance Percentage (FMAP) during the public health emergency. This FMAP increase is estimated to provide the Commonwealth with $530 million in unbudgeted revenue during the fiscal 2020 period.
Approximately 43.6% of the Commonwealth’s Fiscal budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. For the fiscal year ended June 30, 2019, the General Fund includes approximately $16.521 billion in expenditures for Medicaid claims, a 4.9% increase from fiscal 2018, primarily due to increased medical services utilization, Medicare premium increases, and health care cost growth, especially pharmacy costs for emerging drugs. The combined financial statements - statutory basis include Medicaid claims processed but unpaid at June 30, 2019, of approximately $40 million as accounts payable.
Many of the Commonwealth’s healthcare programs and expenditures are governed by the ACA, to which strong opposition has been expressed by President Trump, the Secretary of the U. S. Department of Health and Human Services, and certain members of Congress, and which has been and continues to be the subject of certain legal challenges. In December 2017, Congress eliminated the financial penalty under the ACA’s individual shared responsibility provision, otherwise known as the individual mandate. In December 2019, Congress enacted legislation that both deferred the commencement and accelerated the full implementation of reductions in federal reimbursement for hospitals that treat a disproportionate number of Medicaid recipients. To date, such actions have not had or are not expected to
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have a material adverse impact on the Commonwealth and its health care program; however, additional measures are being considered which, if enacted into law, could have a material adverse impact on the Commonwealth. While it is not possible to predict with any certainty whether or when any other provisions of the ACA may be, in whole or in part, modified, repealed, or withdrawn, any such actions could have a material adverse effect on the Commonwealth’s healthcare programs and expenditures.
Massachusetts leads the nation in the percent of individuals with health insurance coverage. In 2006, legislation was enacted to reform health care by mandating universal coverage in the Commonwealth. The state health care reform legislation also created the Commonwealth Health Insurance Connector Authority (“Health Connector”), which now administers the Commonwealth’s Health Insurance Marketplace under the ACA. As the Commonwealth’s Marketplace, the Health Connector offers qualified health plans to individuals and small businesses. Individuals with incomes under 400% of the federal poverty level (“FPL”) are eligible for federal tax credits, and certain small businesses shopping through the Marketplace can access federal small business health care tax credits for up to two years. Individuals with incomes between 133% and 300% FPL, as well as certain Aliens with Special Status with incomes between 0% and 300% FPL, have access to additional state and federal subsidies through a new program called ConnectorCare.
Starting in fiscal 2015, transfers of funding for the Health Connector have not occurred because increased dedicated revenues, federal grants and self-generated revenues have been able to cover the full program and administrative costs. Most of the funding to support the Health Connector and its programs is paid from the Commonwealth Care Trust fund (“CCTF”), which is supported by dedicated revenue resources. Total Health Connector gross spending in fiscal 2019 from the CCTF was $339.4 million, an increase of $32.1 million from fiscal 2018 gross spending of $307.3 million. Fiscal 2019 spending for the Health Connector, net of federal revenue, was $206.5 million, an increase of $14.2 million compared to $192.3 million in fiscal 2018. The fiscal 2020 budget for the Health Connector reflects $361.7 million in gross spending from the CCTF. Net of federal revenue, fiscal 2020 expenditures are estimated to be $222.8 million, an increase of $16.3 million compared to fiscal 2019. The fiscal 2020 budget for the Health Connector is expected to be fully funded from dedicated revenues in the CCTF.
The fiscal 2020 budget as approved on July 31, 2019, and as amended on December 13, 2019 and March 4, 2020, includes $17.3 billion in funding for non-administrative spending for the MassHealth program.
Transportation. The Massachusetts Department of Transportation (“MassDOT”) incorporates the former Massachusetts Turnpike Authority and has jurisdiction over the Massachusetts Bay Transportation Authority (“MBTA”) and the Regional Transit Authorities. MassDOT has attributes of a state department as well as an authority. It operates like a state department for purposes of state finance laws and is reported as part of the Commonwealth for compliance with federal and state tax law. In this unique relationship all road and bridge assets of the Commonwealth (including the former Turnpike Authority (“MTA”)) have been transferred to MassDOT, while the Commonwealth will continue to hold current and future debt for the construction repair, improvement, and replacement of these assets.
During fiscal 2019, significant capital spending on transportation included $392 million in support of Rail Enhancement Projects/MBTA projects, investment in reducing the MBTA’s State of Good Repair backlog, acquisition of new vehicles for the Red and Orange Lines, and the Green Line Extension.
Pensions. Almost all non-federal public employees in the Commonwealth participate in defined benefit pension plans administered pursuant to state law by 104 public retirement systems. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the Boston Retirement System (“BRS”) but whose pensions are also the responsibility of the Commonwealth). The Commonwealth is also responsible for cost-of-living adjustments (COLAs) granted by local systems from 1981 to 1996. The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. The Massachusetts State Employees’ Retirement System (“MSERS”) and the Massachusetts Teachers’ Retirement System (“MTRS”) are the two largest plans of the public contributory retirement systems operated in the Commonwealth. As of January 1, 2019, MTRS had 94,103 members and 67,110 retirees and beneficiaries and MSERS had 87,969 members, 68,887 retirees and beneficiaries and 4,119 terminated employees not yet receiving benefits. Subject to legislative approval,
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annual increases in cost-of-living allowances are provided in an amount equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $13,000 of benefits for members of MSERS and MTRS. The Legislature approved the 3% increase in cost-of-living allowances for fiscal 2020.
Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 102 separate retirement systems. The Commonwealth is not responsible for making contributions towards the funding of these retirement systems. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. The state employees’ and state teachers’ retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1988 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Under current law such unfunded liability is required to be amortized to zero by June 30, 2040.
On October 17, 2019, the Public Employee Retirement Administration Commission (“PERAC”) released its actuarial valuation of the Commonwealth’s total pension obligation as of January 1, 2019. This valuation was based on the plan provisions in effect at the time and on member data and asset information as of December 31, 2018. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $43.989 billion, including approximately $15.459 billion for MSERS, $26.010 billion for MTRS, $2.391 billion for Boston teachers that are members of the BRS, and $130.0 million for cost-of-living increases reimbursable to local systems. This valuation study estimated the total actuarial accrued liability as of January 1, 2019 to be approximately $100.651 billion (comprising $42.595 billion for MSERS, $53.864 billion for MTRS, $4.061 billion for Boston teachers and $130.0 million for cost-of-living increases reimbursable to local systems). Total assets were valued on an actuarial basis at approximately $56.661 billion based on a five-year average valuation method, which equaled 102.8% of the December 31, 2018 total asset market value. During 2018 there was an overall actuarial loss of $280 million. There was a non-investment related gain on actuarial liability of approximately $165 million. There was a loss of approximately $445 million on the actuarial value of assets.
In January 2020, the Commonwealth issued an actuarial valuation, as of June 30, 2019, of its liabilities in respect of other post-employment benefit obligations (“OPEB”). According to this report, the Commonwealth’s unfunded OPEB liability, assuming no pre-funding and using a discount rate of 3.95%, was approximately $12.224 billion as of June 30, 2019. The 3.95% discount rate was calculated in accordance with the Governmental Accounting Standards Board (“GASB”) 74 requirements.
The State Retiree Benefits Trust fund was created to consolidate the state’s retiree funding efforts and better project future liabilities and beginning in fiscal 2008, expenses for current state retirees’ healthcare were paid from the fund. Also in fiscal 2008, the State Retiree Benefits Trust fund benefited from a one-time transfer of approximately $329 million from the Health Care Security Trust. The plan net position as of June 30, 2019 was approximately $1.368 billion.
Special Disclosure Regarding COVID-19 Matters. In response to the COVID-19 pandemic, international, federal, state and local governments, as well as private organizations, implemented numerous measures intended to mitigate the spread and effects of COVID-19. Individuals and businesses altered their behavior to adapt to such measures and to respond to the spread of COVID-19. The continued spread of COVID-19, the mitigation measures implemented, and these behavioral adaptations have caused, and are expected to continue to cause, severe disruption in global, national, and local economies, as well as global financial markets, and significant volatility in the U.S. stock and bond markets.
The Commonwealth undertook mitigation measures in response to COVID-19, including: the imposition of travel bans; temporary closure of schools, colleges, universities, early childhood education programs (with limited exceptions), and non-essential businesses, such as restaurants (with exceptions for take-out orders), bars, and retail stores; limitations on gatherings of a certain size in public and private venues; and a number of other social distancing measures. All of these measures resulted in widespread economic disruption throughout the Commonwealth.
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The extent of the economic and fiscal impacts within the Commonwealth is not yet fully known, and is expected to vary greatly depending on the duration and breadth of the COVID-19 pandemic, which remain uncertain. Representatives of the Commonwealth have stated that they cannot predict the duration of the measures taken in response to COVID-19, whether additional measures will be needed, or the extent of the impact of such measures on the Commonwealth's economy, budget or finances. The full fiscal impact of the COVID-19 pandemic also will depend upon future events, including events outside the Commonwealth's control.
The COVID-19 pandemic is expected to adversely impact the Commonwealth's economy and financial condition in a number of ways. Many businesses are expected to experience decreases in operations and revenues, which in turn is expected to result in a reduction of certain revenues to the Commonwealth, including personal income tax revenues, corporate business tax revenues, sales and use tax revenues, gaming revenues, lottery revenues and registry of motor vehicles revenues. Due to the temporary closure of non-essential business and the stay-at home advisory, there has been a significant reduction in traffic volume, which will likely result in a reduction in motor fuel excise tax receipts by the Commonwealth. The volatility in the stock market may result in lower capital gains tax revenues and may negatively affect the Commonwealth's investments and the valuations of the Commonwealth's pension plans.
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Statement of Additional Information (SAI)—Part II

Part II
Part II of this SAI includes policies, investment techniques and information that apply to the DWS funds. Unless otherwise noted, the use of the term “fund” applies to all DWS funds.
Management of the Funds
Investment Advisor. DIMA, with headquarters at 875 Third Avenue, New York, NY 10022, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (DWS Group), a separate, publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The Advisor and its predecessors have more than 90 years of experience managing mutual funds and provide a full range of global investment advisory services to institutional and retail clients.
DWS represents the asset management activities conducted by DWS Group or any of its subsidiaries, including DIMA, other affiliated investment advisors and the Distributor. DWS is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
The Advisor and its affiliates may utilize the resources of DWS’s global investment platform to provide investment management services through branch offices or affiliates located outside the US. In some cases, the Advisor and its affiliates may also utilize DWS’s branch offices or affiliates located in the US or outside the US to perform certain services, such as trade execution, trade matching and settlement, or various administrative, back-office or other services. The delegation of trade execution, trade matching and settlement services to DWS’s branch offices or affiliates will not result in additional fees for a fund or a fund’s shareholders. The branch offices or affiliates receive a flat fee for their trade routing services, payable by the Advisor, and do not have authority to select portfolio investments or otherwise provide advice to a fund. DWS’s branch offices or affiliates may have discretion to select intermediaries to execute trades and to aggregate trade orders for a fund with those of other DWS funds as well as non-DWS funds clients. The delegation of trade execution, trade matching and settlement services to DWS’s branch offices or affiliates may result in certain savings for the Advisor and its affiliates through consolidation of functions and, as a result, may create a conflict of interest between the Advisor and its affiliates and a fund. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which the Advisor or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.
In some instances, the investments for a fund may be managed by the same individuals who manage one or more other mutual funds advised by DIMA that have similar names, objectives and investment styles. A fund may differ from these other mutual funds in size, cash flow patterns, distribution arrangements, expenses and tax matters. Accordingly, the holdings and performance of a fund may be expected to vary from those of other mutual funds.
Certain investments may be appropriate for a fund and also for other clients advised by DIMA. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to a fund.
DIMA, its parent or its subsidiaries, or affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of a fund, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. DIMA has informed a fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a fund, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a fund is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, the Advisor, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.
Officers and employees of the Advisor from time to time may have transactions with various banks, including a fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.
From time to time, DIMA, DWS Group, Deutsche Bank AG or their affiliates may at their sole discretion invest their own assets in shares of a fund for such purposes it deems appropriate, including investments designed to assist in the management of a fund. Any such investment may be hedged by DIMA, DWS Group, Deutsche Bank AG or their affiliates and, in that event, the return on such investment, net of the effect of the hedge, would be expected to differ from the return of a fund. DIMA, DWS Group, Deutsche Bank AG or their affiliates have no obligation to make any investment in a fund and the amount of any such investment may or may not be significant in comparison to the level of assets of a fund. In the event that such an investment is made, except as otherwise required under the 1940 Act, DIMA, DWS Group, Deutsche Bank AG or their affiliates would be permitted to redeem the investment at such time that they deem appropriate.
DWS Investment Management Americas, Inc., DWS Distributors, Inc. and their advisory affiliates (“DWS Service Providers”) have sought and obtained a permanent order from the Securities and Exchange Commission providing exemptive relief under Section 9 of the Investment Company Act of 1940, as amended, on which the DWS Service Providers rely in connection with the continued provision of investment advisory and underwriting services to the funds and other registered investment companies.
DWS Name. Under a separate agreement, DWS Investment GmbH has granted a license to DWS Group which permits the DWS funds to utilize the “DWS” trademark.
Consultant. For DWS Emerging Markets Equity Fund, the Consultant provides current analysis and views on Latin American politics, currencies, risks, markets and companies to DIMA in connection with the investment management services it provides to the fund.
Terms of the Investment Management Agreements. Pursuant to the applicable Investment Management Agreement, DIMA provides continuing investment management of the assets of a fund. In addition to the investment management of the assets of a fund, the Advisor determines the investments to be made for each fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with a fund’s policies as stated in its prospectus and SAI, or as adopted by a fund’s Board. DIMA will also monitor, to the extent not monitored by a fund’s administrator or other agent, a fund’s compliance with its investment and tax guidelines and other compliance policies.
DIMA provides assistance to a fund’s Board in valuing the securities and other instruments held by a fund, to the extent reasonably required by valuation policies and procedures that may be adopted by a fund.
Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by a fund’s Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of a fund, including a fund’s share of payroll taxes, who are affiliated persons of DIMA.
The Investment Management Agreement provides that a fund, except as noted below, is generally responsible for expenses that include, but are not limited to: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by a fund, a fund’s custodian, or other agents of a fund; taxes and governmental fees; fees and expenses of a fund’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of a fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of a fund’s business.
DIMA may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services. Such service providers may be located in the US or in non-US jurisdictions. The costs and expenses of such arrangements are generally borne by DIMA, not by a fund.
Shareholders are not parties to, or intended (or “third party”) beneficiaries of the Investment Management Agreement, and the Investment Management Agreement is not intended to create in any shareholder any right to enforce it or to seek any remedy under it, either directly or on behalf of a fund.
For DWS Latin America Equity Fund, in rendering investment subadvisory services, the Subadvisor may use the resources of a foreign (non-US) affiliate (the Overseas Affiliate) that is not registered under the Investment Advisers Act of 1940, as amended (the Advisers Act), to provide services to the fund. Under a Participating Affiliates Agreement, the Overseas Affiliate may be considered a Participating Affiliate of IUAM as that term is used in relief granted by the staff of the SEC allowing US-registered advisers to use the resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each Participating Affiliate and any of their respective employees who provide services to the fund are considered under a Participating Affiliate Agreement to be an “associated person” of the Subadvisor as that term is defined in the Advisers Act for purposes of the Subadvisor’s required supervision. Itaú Unibanco S.A. is a Participating Affiliate of the Subadvisor. Itaú Unibanco S.A. has appointed the Subadvisor to act as its resident agent for service of process in the US.
For DWS ESG Core Equity Fund and DWS CROCI® Equity Dividend Fund, the Investment Management Agreement also provides that DIMA shall render administrative services (not otherwise provided by third parties) necessary for a fund’s operation as an open-end investment company including, but not limited to, preparing reports and notices to the Board and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Registrant (such as the Registrant’s transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the prepa ration and filing of the Registrant’s federal, state and local tax returns; preparing and filing the Registrant’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Registrant under applicable federal and state securities laws; maintaining the Registrant’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Registrant; assisting in the resolution of accounting and legal issues; establishing and monitoring the Registrant’s operating budget; processing the payment of the Registrant’s bills; assisting the Registrant in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting the Registrant in the conduct of its business, subject to the direction and control of the Board.
On behalf of DWS ESG Core Equity Fund and DWS CROCI® Equity Dividend Fund, pursuant to a sub-administration agreement between DIMA and State Street Bank & Trust Company (SSB), DIMA has delegated certain administrative functions for each of these funds to SSB under the Investment Management Agreement. The costs and expenses of such delegation are borne by DIMA, not by a fund.
The Investment Management Agreement allows DIMA to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board, including a majority of the Board who are not interested persons of a fund, and, if required by applicable law, subject to a majority vote of a fund’s shareholders.
The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of a fund on 60 days’ written notice.
The Investment Management Agreement continues in effect from year to year only if its continuance is approved annually by the vote of a majority of the Board Members who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Board or of a majority of the outstanding voting securities of a fund.
Under the Investment Management Agreement, a fund, except as otherwise noted, pays DIMA a management fee calculated daily based on the prior day’s net assets and then aggregated for a particular month. For DWS ESG Core Equity Fund and DWS CROCI® Equity Dividend Fund, the management fee paid to DIMA is calculated and payable monthly based on the average daily net assets for the particular month. The annual management fee rate for each fund is set forth in Part II – Appendix II-C.
CROCI® Investment Strategy and Valuation Group (applicable only to those funds that employ a CROCI® strategy). The CROCI® Investment Strategy and Valuation Group is a unit within the DWS Group, through a licensing arrangement with the funds’ Advisor. The CROCI® Investment Strategy and Valuation Group is responsible for devising the CROCI® strategy and calculating the CROCI® Economic P/E Ratios. The CROCI® Investment Strategy and Valuation Group is not responsible for the management of the funds and does not act in a fiduciary capacity in relation to the funds or the investors in the funds. The CROCI® strategy is provided without any representations or warranties of any kind and the CROCI® Investment Strategy and Valuation Group shall not be responsible for any error or omissions in any CROCI® strategy.
The calculation of the CROCI® Economic P/E Ratios is determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted on rules-based assumptions made by the CROCI® Investment and Valuation Group that, subsequently, may prove not to have been correct. As CROCI® Economic P/Es Ratios are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy.
Subadvisors (applicable only to those funds that have subadvisory arrangements as described in Part I). Each Subadvisor serves as subadvisor to a fund pursuant to the terms of a subadvisory agreement between it and DIMA (Subadvisory Agreement).
DWS Investments Hong Kong Limited, Level 52, International Commerce Centre, 1 Austin Road West, Kowloon, Hong Kong, serves as Subadvisor to all or a portion of the assets of one or more funds. DWS Investments Hong Kong Limited is an investment advisor registered with the SEC. DWS Investments Hong Kong Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
DWS International GmbH, Mainzer Landstrasse 11-17, Frankfurt am Main, Germany, serves as Subadvisor to all or a portion of the assets of one or more funds. DWS International GmbH is an investment advisor registered with the SEC and with the Federal Financial Supervisory Authority in Germany, an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
Itaú USA Asset Management, Inc., 540 Madison Avenue, 24th Floor, New York, New York 10022, a subsidiary of Itaú Unibanco S.A. (a Brazilian publicly quoted bank), serves as Subadvisor to all or a portion of the assets of one or more funds. The Subadvisor is an investment advisor registered with the SEC.
Northern Trust Investments, Inc. (NTI) 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, serves as Subadvisor to all or a portion of the assets of one or more funds. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
RREEF America L.L.C. (RREEF), 222 South Riverside Plaza, Chicago, Illinois 60606, serves as Subadvisor to all or a portion of the assets of one or more funds. RREEF is an investment advisor registered with the SEC. RREEF is an affiliate of DIMA and an indirect, wholly-owned subsidiary of DWS Group. RREEF has provided real estate investment management services to institutional investors since 1975 and has been an investment advisor of real estate securities since 1993.
Terms of the Subadvisory Agreements. Pursuant to the terms of the applicable Subadvisory Agreement, a Subadvisor makes the investment decisions, buys and sells securities, and conducts the research that leads to these purchase and sale decisions for a fund. A Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Subadvisory Agreement, a Subadvisor manages the investment and reinvestment of a fund's assets and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.
Each Subadvisory Agreement provides that the Subadvisor will not be liable for any error of judgment or mistake of law or for any loss suffered by a fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from (a) the subadvisor causing a fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in a fund's prospectus or as may be provided in writing by the Board or DIMA, or (b) willful misconduct, bad faith or gross negligence on the part of the Subadvisor in the performance of its duties or from reckless disregard by the Subadvisor of its obligations and duties under the Subadvisory Agreement.
A Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Registrant. A Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by DIMA or by the Board of the Registrant or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Investment Management Agreement.
Under each Subadvisory Agreement between DIMA and a Subadvisor, DIMA, not a fund, pays the Subadvisor a subadvisory fee based on the percentage of the assets overseen by the Subadvisor or based on a percentage of the fee received by DIMA from a fund. The Subadvisor fee is paid directly by DIMA at specific rates negotiated between DIMA and the Subadvisor. No fund is responsible for paying the Subadvisor.
Sub-Subadvisors (applicable only to those funds that have sub-subadvisory arrangements as described in Part I). Each Sub-Subadvisor serves as a sub-subadvisor with respect to a fund pursuant to the terms of the applicable sub-subadvisory agreement between it and the Subadvisor (Sub-Subadvisory Agreement).
DWS Alternatives Global Limited, 30 Fenchurch Avenue, The Willis Building - London, United Kingdom, EC3M 5AD, serves as Sub-Subadvisor to a fund. DWS Alternatives Global Limited is an investment advisor registered with the SEC. In addition, DWS Alternatives Global Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
DWS Investments Australia Limited, Level 16, Deutsche Bank Place, Corner of Hunter & Phillip Streets, Sydney, NSW 2000, Australia, serves as Sub-Subadvisor to a fund. DWS Investments Australia Limited is an investment advisor registered with the SEC. In addition, DWS Investments Australia Limited is an affiliate of DIMA and a direct, wholly-owned subsidiary of DWS Group.
Terms of the Sub-Subadvisory Agreements. Pursuant to the terms of the applicable Sub-Subadvisory Agreement and under the oversight of the Board, DIMA and the Subadvisor, the Sub-Subadvisors provide investment management services with respect to a fund’s assets related to specific foreign markets and provides such investment advice, research and assistance as the Subadvisor may, from time to time, reasonably request. The Subadvisor allocates, and reallocates as it deems appropriate, each of a fund’s assets among the Sub-Subadvisors. A Sub-Subadvisor is also responsible for selecting brokers and dealers to execute portfolio transactions and for negotiating brokerage commissions and dealer charges on behalf of a fund. Under the terms of the Sub-Subadvisory Agreement, a Sub-Subadvisor manages the investment and reinvestment of a portion of a fund’s assets.
Each Sub-Subadvisory Agreement provides that the Sub-Subadvisor shall not be subject to any liability for any act or omission in the course of providing investment management services to a fund, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of the Sub-Subadvisor in the performance of its duties or from reckless disregard by the Sub-Subadvisor of its obligations and duties under the Sub-Subadvisory Agreement.
A Sub-Subadvisory Agreement continues from year to year only as long as such continuance is specifically approved at least annually (a) by a majority of the Board Members who are not parties to such agreement or interested persons of any such party, and (b) by the shareholders or the Board of the Trust/Corporation. A Sub-Subadvisory Agreement may be terminated at any time upon 60 days’ written notice by the Board of the Trust/Corporation or by majority vote of the outstanding shares of a fund, and will terminate automatically upon assignment or upon termination of a fund’s Subadvisory Agreement.
Under the Sub-Subadvisory Agreements, the Subadvisor, not the fund, pays each Sub-Subadvisor a sub-subadvisory fee based on the percentage of the assets overseen by the Sub-Subadvisor from the fee received by the

Subadvisor from DIMA. The sub-subadvisory fee is paid directly by a Subadvisor at specific rates negotiated between a Subadvisor and a Sub-Subadvisor. No fund is responsible for paying a Sub-Subadvisor.
Board Members
Board Members and Officers’ Identification and Background. The identification and background of the Board Members and Officers of the Registrant are set forth in Part II—Appendix II-A.
Board Committees and Compensation. Information regarding the Committees of the Board, as well as compensation paid to the Independent Board Members and to Board Members who are not officers of the Registrant, for certain specified periods, is set forth in Part I—Appendix I-B and Part I—Appendix I-C.
Administrator, Fund Accounting Agent, Transfer Agent and Shareholder Service Agent, and Custodian
Administrator. DIMA serves as a fund’s administrator pursuant to an Administrative Services Agreement (except for DWS CROCI® Equity Dividend Fund and DWS ESG Core Equity Fund).
For its services under the Administrative Services Agreement, the Administrator receives a fee at the rate set forth in Part II—Appendix II-C. The Administrator will pay Accounting Agency fees out of the Administrative Services fee.
Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of a fund reasonably deems necessary for the proper administration of a fund. The Administrator provides a fund with personnel; arranges for the preparation and filing of a fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to a fund’s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains a fund’s records; provides a fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of a fund; assists in the resolution of accounting issues that may arise with respect to a fund; establishes and monitors a fund’s operating expense budgets; reviews and processes a fund’s bills; assists in determining the amount of dividends and distributions available to be paid by a fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement.
The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder. Pursuant to an agreement between the Administrator and SSB, the Administrator has delegated certain administrative functions to SSB. The costs and expenses of such delegation are borne by the Administrator, not by a fund.
In certain instances, a fund may be eligible to participate in class action settlements involving securities presently or formerly held by the fund. Pursuant to the Advisor’s procedures, approved by the Board, proof of claim forms are routinely filed on behalf of a fund by a third party service provider, with certain limited exceptions. The Board receives periodic reports regarding the implementation of these procedures. Under some circumstances, the Advisor may decide that a fund should not participate in a class action, and instead cause the fund to pursue alternative legal remedies. Where the rights and interests of funds differ, the Advisor might take different approaches to the same class action claim.
Fund Accounting Agent. For DWS CROCI ® Equity Dividend Fund and DWS ESG Core Equity Fund, DIMA, 100 Summer Street, Boston, Massachusetts 02110, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for a fund pursuant to a Fund Accounting Agreement. For its services under a Fund Accounting Agreement, DIMA receives a fee at the rate set forth in Part II — Appendix II-C .
Pursuant to an agreement between DIMA and SSB, DIMA has delegated certain fund accounting functions to SSB under the Fund Accounting Agreement.
Transfer Agent and Shareholder Service Agent. DSC, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is each fund’s transfer agent, dividend-paying agent and shareholder service agent pursuant to a transfer agency and service agreement (Transfer Agency and Services Agreement). Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (DST), DSC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DSC, not by a fund. For its services under the Transfer Agency and Services Agreement, DSC receives a fee at the rate set forth in Part II—Appendix II-C. Each fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares whose interests are generally held in an omnibus account.
Custodian. Under its custody agreement with a fund, the Custodian (i) maintains separate accounts in the name of a fund, (ii) holds and transfers portfolio securities on account of a fund, (iii) accepts receipts and makes disbursements of money on behalf of a fund, and (iv) collects and receives all income and other payments and distributions on account of a fund’s portfolio securities. The Custodian has entered into agreements with foreign subcustodians approved by the Board pursuant to Rule 17f-5 under the 1940 Act.
In some instances, the Custodian may use Deutsche Bank AG or its affiliates, as subcustodian (DB Subcustodian) in certain countries. To the extent a fund holds any securities in the countries in which the Custodian uses a DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of the Custodian (Omnibus Account). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account (e.g., foreign exchange transactions or corporate transactions). To the extent that a DB Subcustodian receives any brokerage commissions for any transactions, such transactions and amount of brokerage commissions paid by the fund are set forth in Part I – Appendix I-H.
The Custodian’s fee may be reduced by certain earnings credits in favor of a fund.
Fund Legal Counsel. Provides legal services to the funds.
Trustee/Director Legal Counsel. Serves as legal counsel to the Independent Board Members.
Principal Underwriter and Distribution Agreement. Pursuant to a distribution agreement (Distribution Agreement) with a fund, DDI, 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for each class of shares of a fund and acts as agent of a fund in the continuous offering of its shares. The Distribution Agreement remains in effect for a class from year-to-year only if its continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not parties to the Distribution Agreement or interested persons of any such party.
The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days’ notice. Termination by a fund with respect to a class may be by vote of (i) a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Distribution Agreement or any related agreement, or (ii) a “majority of the outstanding voting securities” of the class of a fund, as defined under the 1940 Act. All material amendments must be approved by the Board in the manner described above with respect to the continuation of the Distribution Agreement. The provisions concerning continuation, amendment and termination of a Distribution Agreement are on a fund-by-fund and class-by-class basis.
Under the Distribution Agreement, DDI uses reasonable efforts to sell shares of a fund and may appoint various financial services firms to sell shares of a fund and to provide ongoing shareholder services. DDI bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions, concessions, and distribution and/or shareholder service fees to financial services firms. A fund pays the cost of the registration of its shares for sale under the federal securities laws and the registration or qualification of its shares for sale under the securities laws of the various states. A fund also pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DDI also pays for supplementary sales literature and advertising costs. DDI receives any sales charge upon the purchase of shares of a class with an initial sales charge and pays commissions, concessions and distribution fees to firms for the sale of a fund’s shares. DDI also receives any contingent deferred sales charges paid with respect to the redemption of any shares having such a charge. DDI receives no compensation from a fund as principal underwriter and distributor except with respect to certain fund classes in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).
Shareholder and Administrative Services. Shareholder and administrative services are provided to certain fund classes under a shareholder services agreement (Services Agreement) with DDI. The Services Agreement continues in effect for each class from year to year so long as such continuance is approved for the class at least annually by a vote of the Board, including the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a fund or by DDI upon 60 days’ notice. Termination by a fund with respect to a class may be by a vote of (i) the majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the Services Agreement or in any related agreement, or (ii) a “majority of the outstanding voting securities” of the class of such fund, as defined under the 1940 Act. The Services Agreement may not be amended for a class to increase materially the fee to be paid by a fund without approval of a majority of the outstanding voting securities of such class of a fund, and all material amendments must in any event be approved by the Board in the manner described above with respect to the continuation of the Services Agreement.
Under the Services Agreement, DDI provides, and may appoint various financial services firms to provide, information and services to investors in certain classes of a fund. Firms appointed by DDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to shareholders in the applicable classes of a fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.
DDI bears all of its expenses of providing those services pursuant to the Services Agreement, including the payment of any service fees to financial services firms appointed by DDI to provide such services and DDI receives compensation from a fund for its services under the Services Agreement in amounts authorized by a Rule 12b-1 Plan adopted for a class by a fund (see Distribution and Service Agreements and Plans).
DDI may itself provide some of the above distribution and shareholder and administrative services and may retain any portion of the fees received under the Distribution Agreement and/or the Services Agreement not paid to financial services firms to compensate itself for such distribution and shareholder and administrative functions performed for a fund. Firms to which DDI may pay commissions, concessions, and distribution fees or service fees or other compensation may include affiliates of DDI.
Codes of Ethics. Each fund, the Advisor, each fund’s principal underwriter and distributor, and, if applicable, each fund’s subadvisor(s) (and, if applicable, sub-subadvisor(s)) have adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board Members, officers of a Registrant and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by a fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of a fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s or subadvisors Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
Fund Organization
For each Trust (except Deutsche DWS Asset Allocation Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Tax Free Trust and Cash Account Trust)
The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would affect the rights of shareholders to vote under the Declaration of Trust, (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.
The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).
On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.
The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity; (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.
The Declaration of Trust provides that, except as otherwise required by applicable law, the Board may authorize the Trust or any series or class thereof to merge, reorganize or consolidate with any corporation, association, trust or series thereof (including another series or class of the Trust) or other entity (in each case, the “Surviving Entity”)

or the Board may sell, lease or exchange all or substantially all of the Trust property (or all or substantially all of the Trust property allocated or belonging to a particular series or class), including its good will, to any Surviving Entity, upon such terms and conditions and for such consideration as authorized by the Board. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers or any other method approved by the Board. The Board shall provide notice to affected shareholders of each such transaction. The authority of the Board with respect to the merger, reorganization or consolidation of any class of the Trust is in addition to the authority of the Board to combine two or more classes of a series into a single class. (For DWS RREEF Global Real Estate Securities Fund, the fund's by-laws contain special provisions related to a reorganization of the fund.)
Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund, and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.
For Deutsche DWS Asset Allocation Trust, Deutsche DWS Portfolio Trust and Deutsche DWS Tax Free Trust
The Board has the authority to divide the shares of the Trust into multiple funds by establishing and designating two or more series of the Trust. The Board also has the authority to establish and designate two or more classes of shares of the Trust, or of any series thereof, with variations in the relative rights and preferences between the classes as determined by the Board; provided that all shares of a class shall be identical with each other and with the shares of each other class of the same series except for such variations between the classes, including bearing different expenses, as may be authorized by the Board and not prohibited by the 1940 Act and the rules and regulations thereunder. All shares issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable as described in the SAI and in the prospectus. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.
A fund generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, shareholders only have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of one or more Trustees if a meeting of shareholders is called by or at the direction of the Board for such purpose(s), provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more Trustees as a result of a request in writing by the holders of not less than 10% of the outstanding shares of the Trust; (b) the termination of the Trust or a fund if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding and entitled to vote would be required (ii) requires shareholder approval under applicable law or (iii) the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.
In addition, under the Declaration of Trust, shareholders of the Trust also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claims should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act; and (f) with respect to such additional matters relating to the Trust as may be required by the Declaration of Trust, the By-laws or any registration of the Trust with the SEC as an investment company under the 1940 Act.
The Declaration of Trust provides that shareholder meeting quorum requirements shall be established in the By-laws. The By-laws of the Trust currently provide that the presence in person or by proxy of the holders of 30% of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust (or of an individual series or class if required to vote separately).
On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall, except as otherwise provided in the By-laws, be voted in the aggregate as a single class without regard to series or classes of shares, except (a) when required by applicable law or when the Board has determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and (b) when the Board has determined that the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon.
The Declaration of Trust provides that the Board may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and invol untarily redeem shares in any such account in payment of such fees. The Board, in its sole discretion, also may cause the Trust to redeem all of the shares of the Trust or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if a particular shareholder’s ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder’s failure to provide sufficient identification to permit the Trust to verify the shareholder’s identity; (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular class or series of shares; (e) if the Board determines (or pursuant to policies established by the Board it is determined) that share ownership by a particular shareholder is not in the best interests of remaining shareholders; (f) when a fund is requested or compelled to do so by governmental authority or applicable law; and (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares or other securities of the Trust. The Declaration of Trust also authorizes the Board to terminate a fund or any class without shareholder approval, and the Trust may suspend the right of shareholders to require the Trust to redeem shares to the extent permissible under the 1940 Act.
Upon the termination of the Trust or any series, after paying or adequately providing for the payment of all liabilities, which may include the establishment of a liquidating trust or similar vehicle, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining Trust property or property of the series to the shareholders of the Trust or the series involved, ratably according to the number of shares of the Trust or such series held by the several shareholders of the Trust or such series on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of shares of a series involved, provided that any distribution to the shareholders of a particular class of shares shall be made to such shareholders pro rata in proportion to the number of shares of such class held by each of them. The composition of any such distribution (e.g., cash, securities or other assets) shall be determined by the Trust in its sole discretion and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a fund or a fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund and the fund may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and a fund itself is unable to meet its obligations.
For Cash Account Trust
The Board Members have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Board Members also may authorize the division of shares of a fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the funds’ prospectuses and SAIs. Each share has equal rights with each other share of the same class of the fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Board Members may also terminate any fund or class by notice to the shareholders without shareholder approval.
The Trust generally is not required to hold meetings of its shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Board Members if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination or reorganization of the Trust to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any fund, establishing a fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the SEC or any state, or as the Board Members may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.
Subject to the Declaration of Trust, shareholders may remove Board Members. Each Board Member serves until the next meeting of shareholders, if any, called for the purpose of electing Board Members and until the election and qualification of a successor or until such Board Member sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the Board Members. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of Board Members at such time as less than a majority of the Board Members have been elected by shareholders, and (b) if, as a result of a vacancy in the Board, less than two-thirds of the Board Members have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.
The Declaration of Trust provides that obligations of the Trust are not binding upon the Board Members individually but only upon the property of the Trust, that the Board Members and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Board Member or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
Board Members may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.
The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Board Members and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act.
The Declaration of Trust specifically authorizes the Board to terminate the Trust (or any fund or class) by notice to the shareholders without shareholder approval.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Board Members. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.
For each Corporation
All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive rights (except as may be determined by the Board of Directors) or conversion rights (except as described below) and are redeemable as described in the SAI and in each fund’s prospectus. Each share has equal rights with each other share of the same class of a fund as to voting, dividends, exchanges and liquidation. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held.
The Board of Directors may determine that shares of a fund or a class of a fund shall be automatically converted into shares of another fund of the Corporation or of another class of the same or another fund based on the relative net assets of such fund or class at the time of conversion. The Board of Directors may also provide that the holders of shares of a fund or a class of a fund shall have the right to convert or exchange their shares into shares of one or more other funds or classes on terms established by the Board of Directors.
Each share of the Corporation may be subject to such sales loads or charges, expenses and fees, account size requirements, and other rights and provisions, which may be the same or different from any other share of the Corporation or any other share of any fund or class of a fund (including shares of the same fund or class as the share), as the Board of Directors may establish or change from time to time and to the extent permitted under the 1940 Act.
The Corporation is not required to hold an annual meeting of shareholders in any year in which the election of Directors is not required by the 1940 Act. If a meeting of shareholders of the Corporation is required by the 1940 Act to take action on the election of Directors, then an annual meeting shall be held to elect Directors and take such other action as may come before the meeting. Special meetings of the shareholders of the Corporation, or of the shareholders of one or more funds or classes thereof, for any purpose or purposes, may be called at any time by the Board of Directors or by the President, and shall be called by the President or Secretary at the request in writing of shareholders entitled to cast a majority of the votes entitled to be cast at the meeting.
Except as provided in the 1940 Act, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting shall constitute a quorum for the transaction of business at meetings of shareholders of the Corporation or of a fund or class.
On any matter submitted to a vote of shareholders, all shares of the Corporation entitled to vote shall be voted in the aggregate as a single class without regard to series or classes of shares, provided, however, that (a) when applicable law requires that one or more series or classes vote separately, such series or classes shall vote separately and, subject to (b) below, all other series or classes shall vote in the aggregate; and (b) when the Board of Directors determines that a matter does not affect the interests of a particular series or class, such series or class shall not be entitled to any vote and only the shares of the affected series or classes shall be entitled to vote.
Notwithstanding any provision of Maryland corporate law requiring authorization of any action by a greater proportion than a majority of the total number of shares entitled to vote on a matter, such action shall be effective if authorized by the majority vote of the outstanding shares entitled to vote.
Subject to the requirements of applicable law and any procedures adopted by the Board of Directors from time to time, the holders of shares of the Corporation or any one or more series or classes thereof may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the holders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a formal meeting.
The Articles of Incorporation provide that the Board of Directors may, in its discretion, establish minimum investment amounts for shareholder accounts, impose fees on accounts that do not exceed a minimum investment amount and involuntarily redeem shares in any such account in payment of such fees. The Board of Directors, in its sole discretion, also may cause the Corporation to redeem all of the shares of the Corporation or one or more series or classes held by any shareholder for any reason, to the extent permissible by the 1940 Act, including: (a) if the shareholder owns shares having an aggregate net asset value of less than a specified minimum amount; (b) if the shareholder’s ownership of shares would disqualify a series from being a regulated investment company; (c) upon a shareholder’s failure to provide sufficient identification to permit the Corporation to verify the shareholder’s identity; (d) upon a shareholder’s failure to pay for shares or meet or maintain the qualifications for ownership of a particular series or class; (e) if the Board of Directors determines (or pursuant to policies established by the Board of Directors it is determined) that share ownership by a shareholder is not in the best interests of the remaining shareholders; (f) when the Corporation is requested or compelled to do so by governmental authority or applicable law; or (g) upon a shareholder’s failure to comply with a request for information with respect to the direct or indirect ownership of shares of the Corporation. By redeeming shares the Corporation may terminate a fund or any class without shareholder approval, and the Corporation may suspend the right of shareholders to require the Corporation to redeem shares to the extent permissible under the 1940 Act.
Except as otherwise permitted by the Articles of Incorporation, upon liquidation or termination of a fund or class, shareholders of such fund or class of such fund shall be entitled to receive, pro rata in proportion to the number of shares of such fund or class held by each of them, a share of the net assets of such fund or class, and the holders of shares of any other particular fund or class shall not be entitled to any such distribution, provided, however, that the composition of any such payment (e.g., cash, securities and/or other assets) to any shareholder shall be determined by the Corporation in its sole discretion, and may be different among shareholders (including differences among shareholders in the same fund or class).
For Master/Feeder Arrangements
Deutsche DWS Equity 500 Index Portfolio and Government Cash Management Portfolio (the “Portfolios” and each a “Portfolio”) are organized as master trust funds under the laws of the State of New York. Each Portfolio serves as a master fund in a master/feeder arrangement. References to a fund in this section refer only to a fund that is a feeder fund in a master/feeder arrangement. Each Portfolio's Declaration of Trust provides that a fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of a Portfolio. However, the risk of a fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. Accordingly, the Board believes that neither a fund nor its shareholders will be adversely affected by reason of a fund's investing in a Portfolio. Whenever a fund is requested to vote on a matter pertaining to a Portfolio, a fund will vote its shares without a meeting of shareholders of a fund if the proposal is one, in which made with respect to a fund, would not require the vote of shareholders of a fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever a fund is requested to vote on matters pertaining to the fundamental policies of a Portfolio, a fund will hold a meeting of the fund's shareholders and will cast its vote as instructed by the fund's shareholders. The percentage of a fund's votes representing fund shareholders not voting will be voted by a fund in the same proportion as fund shareholders who do, in fact, vote. For all other matters requiring a vote, a fund will hold a meeting of shareholders of a fund and, at the meeting of investors in a Portfolio, a fund will cast all of its votes in the same proportion as the votes of a fund's shareholders even if all fund shareholders did not vote. Even if a fund votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership of a Portfolio could have effective voting control of the operations of a Portfolio.
Purchase and Redemption of Shares
General Information. Policies and procedures affecting transactions in a fund’s shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a fund’s agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a fund and its agents may occur. Shareholders (or their financial services firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.
A fund may suspend (in whole or in part) or terminate the offering of its shares at any time for any reason and may limit the amount of purchases by, and refuse to sell to, any person. During the period of such suspension, a fund may permit certain persons (for example, persons who are already shareholders of the fund) to continue to purchase additional shares of a fund and to have dividends reinvested.
Orders will be confirmed at a share price next calculated after receipt in good order by DDI. Except as described below, orders received by certain dealers or other financial services firms prior to the close of a fund's business day will be confirmed at a price based on the net asset value determined on that day (trade date).
Use of Financial Services Firms. Dealers and other financial services firms provide varying arrangements for their clients to purchase and redeem a fund’s shares, including different minimum investments, and may assess transaction or other fees. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold a fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Shareholder Service Agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from a fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DDI, may receive compensation from a fund through the Shareholder Service Agent for these services.
A fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority (FINRA) other than DDI (i.e., financial institutions), to accept purchase and redemption orders for a fund’s shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a fund’s behalf. Orders for purchases or redemptions will be deemed to have been received by a fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a fund and the financial institution, ordinarily orders will be priced at a fund’s net asset value next computed after acceptance by such financial institution or its authorized designees. Further, if purchases or redemptions of a fund’s shares are arranged and settlement is made at an investor’s election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service.
Tax-Sheltered Retirement Plans. The Shareholder Service Agent and DDI provide retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:
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Traditional, Roth and Education IRAs .. This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.
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403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

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Prototype money purchase pension and profit-sharing plans may be adopted by employers.
Materials describing these plans and materials for establishing them are available from the Shareholder Service Agent upon request. DDI may pay commissions to dealers and other financial services firms in connection with shares sold to retirement plans. For further information about such compensation, see Compensation Schedule as set forth in Part II—Appendix II-D. Additional fees and transaction policies and procedures may apply to such plans. Certain funds investing in municipal securities may not be appropriate for such Tax-Sheltered Retirement Plans. Investors should consult their own tax advisors before establishing a retirement plan.
Purchases
A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the purchase of certain classes of shares is only applicable to funds offering such classes of shares. For information regarding purchases of shares of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds, please see Variable Insurance Funds below. For information regarding purchases of money market funds, please see Money Market Funds below.
Purchase of Class A Shares. The public offering price of Class A shares is the net asset value plus a sales charge based on investment amount, if applicable, as set forth in the relevant prospectus and the “Class A and Class T Sales Charge Schedule” set forth in Part II – Appendix II-F. Class A shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
Class A Shares Reduced Sales Charges
Quantity Discounts. An investor or the investor’s dealer or other financial services firm must notify the Shareholder Service Agent or DDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single dealer or other firm and identified as originating from a qualifying purchaser.
Combined Purchases. A fund’s Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in all share classes of two or more retail DWS funds (excluding direct purchases of DWS money market funds).
Cumulative Discount. Class A shares of a fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all share classes of retail DWS funds (excluding shares in DWS money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) already owned by the investor or his or her immediate family member (including the investor’s spouse or life partner and children or stepchildren age 21 or younger).
Letter of Intent. The reduced sales charges for Class A shares, as shown in the relevant prospectus and the “Class A Sales and Class T Charge Schedule” set forth in Part II – Appendix II-F, also apply to the aggregate amount of purchases of all shares of retail DWS funds (excluding direct purchases of DWS money market funds) made by any purchaser within a 24-month period under a written Letter of Intent (Letter) provided to DDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all shares of such DWS funds held of record as of the initial purchase date under the Letter as an “accumulation credit” toward the completion of the Letter, but no price adjustment will be made on such shares.
A description of other waivers are included in the relevant prospectus.

Purchase of Class T Shares. Class T shares of DWS Core Equity Fund, DWS CROCI® Equity Dividend Fund, DWS CROCI® International Fund, DWS CROCI® U.S. Fund, DWS Emerging Markets Equity Fund, DWS Enhanced Commodity Strategy Fund, DWS Global High Income Fund, DWS Global Macro Fund, DWS Global Small Cap Fund, DWS GNMA Fund, DWS High Income Fund, DWS RREEF Global Infrastructure Fund, DWS RREEF Global Real Estate Securities Fund, DWS RREEF Real Assets Fund, DWS RREEF Real Estate Securities Fund, DWS Short Duration Fund and DWS Small Cap Core Fund are closed to new purchases, except for in connection with the reinvestment of dividends or other distributions. The public offering price of Class T shares is the net asset value plus a sales charge based on investment amount, as set forth in the relevant prospectus and the “Class A and Class T Sales Charge Schedule” set forth in Part II – Appendix II-F. Class T shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
Class T NAV Sales. There are generally no sales charge waivers for Class T purchases. However, the sales charge will be waived if you are reinvesting dividends and distributions. In addition, certain intermediaries may provide sales charge waivers. If provided, such waivers and the applicable intermediaries would be described under “Sales Charge Waivers and Discounts Available Through Intermediaries ” in Appendix B to a fund’s prospectus.
Purchase of Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class C shares for his or her account. Class C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
Class C shares automatically convert to Class A shares of the same fund at the relative net asset values of the two classes no later than the end of the month in which the tenth anniversary of the date of purchase occurs (or such earlier date as the Trustees or Directors of a fund may authorize), provided that the relevant fund or the financial intermediary through which the shareholder purchased such Class C shares has records verifying the completion of the ten-year aging period. Class C shares issued upon reinvestment of income and capital gain dividends and other distributions will be converted to Class A shares on a pro rata basis with the Class C shares.
For purposes of calculating the time period remaining on the conversion of Class C shares to Class A shares, Class C shares received on exchange retain their original purchase date. No sales charges or other charges will apply to any such conversion.
Purchase of Class R Shares. Class R shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor’s purchase payment to be invested in Class R shares for his or her account. Class R shares are subject to a Rule 12b-1 fee, as described in the relevant prospectus (see also the discussion of Rule 12b-1 Plans under Distribution and Service Agreements and Plans below).
The Shareholder Service Agent monitors transactions in Class R shares to help to ensure that investors purchasing Class R shares meet the eligibility requirements described in the prospectus. If the Shareholder Service Agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by a fund or as part of its ongoing monitoring, the Shareholder Service Agent may take corrective action up to and including canceling the purchase order or redeeming the account.
Purchase of Class R6 Shares. Class R6 shares of a fund are offered at net asset value. Class R6 shares are generally available only to certain retirement plans, IRA platform programs approved by DWS Distributors, Inc. that trade on an omnibus basis and certain plans administered as college savings plans under Section 529 of the Internal Revenue Code. If your plan or program sponsor has selected Class R6 shares as an investment option, you may purchase Class R6 shares through your securities dealer or any institution authorized to act as a shareholder servicing agent for your plan or program. There is no minimum investment for Class R6 shares. Contact your securities dealer or shareholder servicing agent for details on how to buy and sell Class R6 shares.
Purchase of Institutional Class Shares. Institutional Class shares of a fund are offered at net asset value without a sales charge to certain eligible investors as described in the section entitled “Buying, Exchanging and Selling Class A, Class C, Institutional Class and Class S Shares” in a fund’s prospectus.
Investors may invest in Institutional Class shares by setting up an account directly with the Shareholder Service Agent or through an authorized service agent. Investors who establish shareholder accounts directly with the Shareholder Service Agent should submit purchase and redemption orders as described in the relevant prospectus.
Purchase of Class S. Class S shares of a fund are offered at net asset value. Class S shares are available through (i) fee-based programs of investment dealers that have special agreements with a fund’s distributor, (ii) certain group retirement plans and (iii) certain registered investment advisors, or (iv) by establishing an account directly with a fund’s Shareholder Service Agent. Investors who purchase shares through a financial intermediary may be charged ongoing fees for services they provide. Class S shares may also be available on brokerage platforms of firms that have agreements with DDI to offer such shares when acting solely on an agency basis for its customers for the purchase or sale of such shares. If you transact in Class S shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to your broker. Shares of a fund are available in other share classes that have different fees and expenses.
Multi-Class Suitability for Classes A and C. DDI has established the following procedures regarding the purchase of Class A and Class C shares, as applicable. Orders to purchase Class C shares of $500,000 or more (certain funds have a $250,000 maximum for Class C purchases, see the applicable fund's prospectus) will be declined with the exception of orders received from (i) financial representatives acting for clients whose shares are held in an omnibus account; and (ii) DWS/Ascensus 403(b) Plans.
The following provisions apply to DWS/ Ascensus 403(b) Plans.
(1)
Class C Share DWS/ Ascensus 403(b) Plans. Orders to purchase Class C shares for a DWS/ Ascensus 403(b) Plan, regardless of when such plan was established on the system, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan’s ability to continue to purchase Class A shares at net asset value.
The procedures described above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such. A suitability determination must be made by investors with the assistance of their financial representative.
Purchase Privileges for DWS Affiliated Individuals. Current or former Board members of the DWS funds, employees, their spouses or life partners and children or step-children age 21 or younger, of Deutsche Bank AG or its affiliates or a subadvisor to any DWS fund or a broker-dealer authorized to sell shares of a fund are generally eligible to purchase shares in the class of a fund with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer Institutional Class shares, these individuals are eligible to buy Class A shares at NAV. Each fund also reserves the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.
Money Market Funds. Shares of a fund are sold at net asset value directly from a fund or through selected financial services firms, such as broker-dealers and banks. Each fund seeks to have its investment portfolio as fully invested as possible at all times in order to achieve maximum income. Since each fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), as described in the applicable prospectus, each fund has adopted procedures for the convenience of its shareholders and to ensure that each fund receives investable funds.
Variable Insurance Funds. Shares of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds are continuously offered to separate accounts of participating insurance companies at the net asset value per share next determined after a proper purchase request has been received by the insurance company. The insurance companies offer to variable annuity and variable life insurance contract owners units in its separate accounts which directly correspond to shares in a fund. Each insurance company submits purchase and redemption orders to a fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the insurance company by such contract owners. Contract owners can send such instructions and requests to the insurance companies in accordance with procedures set forth in the prospectus for the applicable variable insurance product offered by the insurance company.
Purchases In-Kind. A fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day a fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for a fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring fund; (ii) be acquired by the applicable fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. A fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.
Redemptions
A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the redemption of certain classes of shares is only applicable to funds offering such classes of shares. Please consult the prospectus for the availability of these redemption features for a specific fund. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract owners should consult their contract prospectuses for applicable redemption procedures.
A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DDI, which firms must promptly submit orders to be effective.
Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the relevant prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. DWS accepts Medallion Signature Guarantees. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.
Wires. The ability to send wires is limited by the business hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. The account holder is responsible for any charges imposed by the account holder’s firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which fund shares were purchased.
Systematic Withdrawal Plan. An owner of $5,000 or more of a class of a fund’s shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge, as applicable) may provide for the payment from the owner’s account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually pursuant to a Systematic Withdrawal Plan (the “Plan”). The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed without the imposition of the CDSC is 12% of the net asset value of the account.
Non-retirement plan shareholders may establish a Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the systematic withdrawal to be processed. If a day is not designated, the withdrawal will be processed on the 25th day of the month to that the payee should receive payment approximately on the first of the month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the Shareholder Service Agent ten days prior to the date of the first systematic withdrawal. A Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all fund shares under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.
The purchase of Class A shares while participating in a Plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge, if applicable, on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, an investor should consider carefully whether to make additional investments in Class A shares if the investor is at the same time making systematic withdrawals.
Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC for Class A (when applicable) and Class C shares, to the extent applicable. Assume that an investor makes a single purchase of $10,000 of a fund’s Class C shares and then 11 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 1.00% ($100).
The rate of the CDSC is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. DDI receives any CDSC directly. The CDSC will not be imposed upon redemption of reinvested dividends or share appreciation.
Redemptions In-Kind. A fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in securities, which are subject to market risk until sold, may incur taxes and may incur brokerage costs, rather than cash. These securities will be chosen pursuant to procedures adopted by the fund’s Board and valued as they are for purposes of computing a fund’s net asset value. A shareholder may incur transaction expenses in converting these securities to cash. Please see the prospectus for any requirements that may be applicable to certain funds to provide cash up to certain amounts. For the following funds, this right may only be exercised upon the consent of the shareholder: DWS Government & Agency Securities Portfolio, a series of Cash Account Trust; DWS Government Cash Reserves Fund Institutional and DWS Government Money Market Series, each a series of Deutsche DWS Money Market Trust; and DWS Treasury Portfolio and DWS ESG Liquidity Fund, each a series of Investors Cash Trust.
Checkwriting (applicable to DWS Short Duration Fund, DWS Intermediate Tax-Free Fund and DWS Massachusetts Tax-Free Fund only). The Checkwriting Privilege is not offered to new investors. The Checkwriting Privilege is available for shareholders of DWS Intermediate Tax-Free Fund and DWS Short Term Bond Fund (which was acquired by DWS Short Duration Fund) who previously elected this privilege prior to August 19, 2002, and to shareholders of DWS Massachusetts Tax-Free Fund who were shareholders of the Scudder Massachusetts Limited Term Tax Free Fund prior to July 31, 2000. Checks may be used to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a fund’s book for 10 calendar days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A fund pays the bank charges for this service. However, each fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each fund, State Street Bank and Trust Company and the Transfer Agent reserve the right at any time to suspend or terminate the Checkwriting procedure.
Money Market Funds Only
The following sections relate to certain Money Market Funds. Please consult the prospectus for the availability of these redemption features for a specific fund.
Redemption by Check/ACH Debit Disclosure. A fund will accept Automated Clearing House (ACH) debit entries for accounts that have elected the checkwriting redemption privilege (see Redemptions by Draft below). Please consult the prospectus for the availability of the checkwriting privilege for a specific fund. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize a fund upon receipt of an ACH debit entry referencing your account number, to redeem fund shares in your account to pay the entry to the third party originating the debit. A fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. A fund, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.
The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; a fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of a fund then in the account and available for redemption. A fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)
You may authorize payment of a specific amount to be made from your account directly by a fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told a fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling the Shareholder Service Agent at the address and telephone number listed in the next paragraph in time for the Shareholder Service Agent to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, a fund may also require that you put your request in writing so that a fund will receive it within fourteen (14) days after you call. If you order a fund to stop one of these payments three (3) business days or more before the transfer is scheduled and a fund does not do so, a fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.
In case of errors or questions about your ACH debit entry transactions please telephone (see telephone number on front cover) or write (DWS Service Company, P.O. Box 219151, Kansas City, MO 64121-9151) the Shareholder Service Agent as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. Our business days are Monday through Friday except holidays. The Shareholder Service Agent must hear from you no later than sixty (60) days after a fund sent you the first fund account statement on which the problem or error appeared. If you do not notify the Shareholder Service Agent within sixty (60) days after a fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if a fund or the Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.
Tell us your name and account number, describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to forty-five (45) days (or up to ninety (90) days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.
In the event a fund or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to a fund’s agreement with you, a fund may be liable for your losses or damages. A fund will not be liable to you if: (i) there are not sufficient funds available in your account; (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer; (iii) you or another shareholder have supplied a merchant with incorrect account information; or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, a fund’s liability shall not exceed the amount of the transfer in question.
A fund or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers; (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant; (3) in order to comply with government agencies or court orders; or (4) if you have given a fund written permission.
The acceptance and processing of ACH debit entry transactions is established solely for your convenience and a fund reserves the right to suspend, terminate or modify your ability to redeem fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association (NACHA) Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.
Redemptions by Draft. Upon request, shareholders of certain Money Market Funds will be provided with drafts to be drawn on a fund (Redemption Checks). Please consult the prospectus for the availability of the checkwriting redemption privilege for a specific Money Market Fund. These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from a fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. A fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of a fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts.
Unless more than one signature is required pursuant to the Account Application, only one signature will be required on Redemption Checks. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a fund’s books for at least ten (10) days. Shareholders may not use this procedure to redeem shares held in certificate form. A fund reserves the right to terminate or modify this privilege at any time.
A fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem fund shares in excess of the value of a fund account or in an amount less than the minimum Redemption Check amount specified in the prospectus; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within ten (10) days; or when “stop payment” of a Redemption Check is requested.
Special Redemption Features. Certain firms that offer Shares of the Money Market Funds also provide special redemption features through charge or debit cards and checks that redeem fund shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

Exchanges
The exchange features may not be available to all funds. Please consult the prospectus for the availability of exchanges for a specific fund. A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to the exchange of certain classes of shares is only applicable to funds offering such classes of shares. In addition, the information provided below does not apply to contract holders in variable insurance products. Contract holders should consult their contract prospectuses for applicable exchange procedures.
General. Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS funds without imposition of a sales charge, subject to the provisions below. Shares of the fund acquired in an exchange that were subject to a CDSC at the time of the exchange will continue to be subject to the CDSC schedule of the shares of the fund you originally purchased. No CDSC charges apply to shares of DWS money market funds or a fund with Class A shares without a sales charge acquired directly.
Shareholders who exchange their shares out of a DWS money market fund or a fund with Class A shares without a sales charge into Class A shares of certain other DWS funds will generally be subject to the applicable sales charge (not including shares acquired by dividend reinvestment or shares that have previously paid a sales charge).
Certain DWS funds may not be available to shareholders on an exchange. To learn more about which DWS funds may be available on exchange, please contact your financial services firm or visit our Web site at: dws.com (the Web site does not form a part of this Statement of Additional Information) or call DWS (see telephone number on front cover).
Shareholders must obtain the prospectus of the DWS fund they are exchanging into from dealers, other firms or DDI.
Exchanges involving Class T Shares. Subject to certain limitations, shareholders of certain classes may request an exchange into Class T shares of the same fund.
Compensation of Financial Intermediaries
Incentive Plan for DWS Distributors, Inc. Personnel. DDI has adopted an Incentive Plan (Plan) covering wholesalers that market shares of the DWS funds to financial representatives (DWS Wholesalers). These financial repre sentatives in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines monthly and quarterly incentive components based on achieving certain sales and other performance metrics. Under the Plan, DWS Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product tier of a fund. Each fund is assigned to one of three product tiers—taking into consideration, among other things, the following criteria, where applicable:
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a fund’s consistency with DWS’s branding and long-term strategy
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a fund’s competitive performance
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a fund’s Morningstar rating
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the length of time a fund’s Portfolio Managers have managed a fund/strategy
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market size for the fund tier
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a fund’s size, including sales and redemptions of a fund’s shares
This information and other factors are discussed with senior representatives from various groups within the asset management division, who review on a regular basis the funds assigned to each product tier described above, and may make changes to those assignments periodically. No one factor, whether positive or negative, determines a fund’s placement in a given product tier; all these factors together are considered, and the designation of funds in a particular tier represents management’s judgment based on the above criteria. In addition, management may consider a fund’s profile over the course of several review periods before making a change to its tier assignment. These tier assignments will be posted to the DWS funds’ Web site at fundsus.dws.com/us/en-us/legalresources/wholesaler-compensation.html. DWS Wholesalers receive the highest compensation for Tier 1 funds, successively less for Tier 2 funds and successively less for Tier 3 funds. The level of compensation among these product tiers may differ significantly.
In the normal course of business, DWS will from time to time introduce new funds into the DWS family of funds. As a general rule, new funds will be assigned to the product tier that is most appropriate to the type of fund at the time of its launch based on the criteria described above. As described above, the fund tier assignments are reviewed periodically and are subject to change.
As part of the quarterly incentive component, sales of certain funds may provide more credit toward the achievement of sales goals than other funds. The prospect of receiving, or the receipt of, additional compensation by a DWS Wholesaler under the Plan may provide an incentive to favor marketing funds in higher payout tiers or that provide additional sales credit over funds in lower payout tiers or that do not provide additional sales credit. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Compliance Department monitors DWS Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the compensation structure into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.
Financial Services Firms’ Compensation. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described in Part II – Appendix II-D. In addition, financial intermediaries may receive compensation for post-sale administrative services from DDI or directly from a fund as described in Part II – Appendix II-D.
Compensation for Recordkeeping Services. Certain financial institutions, including affiliates of DDI, may receive compensation from a fund for recordkeeping and other expenses relating to nominee accounts or for providing certain services to their client accounts. Generally, payments by a fund to financial institutions for providing such services are not expected to exceed 0.25% of shareholder assets for which such services are provided. Normally, compensation for these financial institutions is paid by the Transfer Agent, which is in turn reimbursed by the applicable fund. To the extent that record keeping compensation in excess of the amount reimbursed by a fund is owed to a financial institution, the Transfer Agent, Distributor or Advisor may pay compensation from their own resources (see Financial Intermediary Support Payments below).
Compensation for Recordkeeping Services: Variable Insurance Funds. Technically, the shareholders of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds are the participating insurance companies that offer shares of the funds as investment options for holders of certain variable annuity contracts and variable life insurance policies. Effectively, ownership of fund shares is passed through to insurance company contract and policy holders. The holders of the shares of a fund on the records of a fund are the insurance companies and no information concerning fund holdings of specific contract and policy holders is maintained by a fund. The insurance companies place orders for the purchase and redemption of fund shares with a fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of fund shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.
A fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares up to 0.15%. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see How Much Investors Pay in the applicable fund's prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders (see Financial Intermediary Support Payments below).
Financial Intermediary Support Payments (not applicable to Class R6 shares). The Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries (financial representatives) in connection with the sale and/or distribution of fund shares or the retention and/or servicing of investors and fund shares (revenue sharing).
The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to financial representatives in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any recordkeeping/sub-transfer agency/networking fees payable by each fund (generally through the Distributor or an affiliate) and/or the Distributor or the Advisor to certain financial representatives for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the prospectuses or the SAI as payable to all financial representatives. For example, the Advisor, the Distributor and/or their affiliates may, using their legitimate profits, compensate financial representatives for providing each fund with “shelf space” or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting the Distributor access to the financial representative’s sales force; granting the Distributor access to the financial representative’s conferences and meetings; assistance in training and educating the financial representative’s personnel; and obtaining other forms of marketing support. In addition, revenue sharing payments may consist of the Distributor’s and/or its affiliates’ payment or reimbursement of ticket charges that would otherwise be assessed by a financial representative on an investor’s fund transactions. The level of revenue sharing payments made to financial representatives may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each fund attributable to the financial representative, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial representatives or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial representatives based on, for example, the nature of the services provided by the financial representative.
The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS fund shares, or the retention and/or servicing of investors, to financial representatives in amounts that generally range from 0.01% up to 0.52% of assets of a fund serviced and maintained by the financial representative, 0.05% to 0.25% of sales of a fund attributable to the financial representative, a flat fee of up to $143,750, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial representative’s recommendation of a fund or of any particular share class of a fund. You should review your financial representative’s compensation disclosure and/or talk to your financial representative to obtain more information on how this compensation may have influenced your financial representative’s recommendation of a fund.
Other Payments to Financial Intermediaries. In addition to the above-described payments, the Distributor may, using its legitimate profits, pay fees to a financial intermediary who sells shares of the funds for other products or services offered through the financial intermediary that are unrelated to the sale or distribution of the funds’ shares, but which may be helpful to the Distributor in carrying out its distribution responsibilities. Such products or services may include access to various kinds of analytical data. Such payments may be in the form of licensing fees.
(For all funds except for DWS ESG Liquidity Fund): The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial representatives under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial representatives to retirement plans that obtain recordkeeping services from ADP, Inc. or to 403(b) plans that obtain recordkeeping services from Ascensus, Inc., on the DWS-branded retirement plan platform (the Platform). The level of revenue sharing payments is based upon sales of both the DWS funds and the non-DWS funds by the financial representative on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial representative on the Platform.
Each fund has been advised that the Advisor, the Distributor and their affiliates expect that the firms listed in Part II—Appendix II-E will receive revenue sharing payments at different points during the coming year as described above.
The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial representatives at any time without notice.
The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial representatives may provide such financial representatives and/or their salespersons with an incentive to favor sales of shares of the DWS funds or a particular DWS fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial representative does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial representatives may receive different compensation or incentives that may influence their recommendation of any particular share class of a fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for fund shares or the amount that a fund receives to invest on behalf of an investor and will not increase fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to fund shares and you should discuss this matter with your financial representative and review your financial representative’s disclosures.
It is likely that broker-dealers that execute portfolio transactions for a fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for a fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial representatives as described above.
Class R6 Shares. None of the above-described financial intermediary support payments are made with respect to Class R6 shares. To the extent a fund makes such payments with respect to another class of its shares, the expense is borne by the other share class.
Dividends (for non-Money Market Funds). A fund, other than a money fund, intends to distribute, at least annually: (i) substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), which generally includes taxable ordinary income and any excess of net realized short-term capital gains over net realized long-term capital losses; (ii) net tax-exempt income, if any; and (iii) the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if a fund determines that it is in the interest of its shareholders, a fund may decide to retain all or part of its net realized long-term capital gains for reinvestment, after paying the related federal taxes. In such a case, shareholders will be treated for federal income tax purposes as having received their share of such gains, but will then generally be able to claim a credit against their federal income tax liability for the federal income tax a fund pays on such gain. If a fund does not distribute the amount of ordinary income and/or capital gain required to be distributed by an excise tax provision of the Code, as amended, a fund may be subject to that excise tax on the undistributed amounts. In certain circumstances, a fund may determine that it is in the interest of shareholders to distribute less than the required amount.
A fund has a schedule for paying out any earnings to shareholders (see Understanding Distributions and Taxes in each fund's prospectus). Additional distributions may also be made in November or December (or treated as made on December 31) if necessary to avoid an excise tax imposed under the Code.
Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.
Dividends paid by a fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.
The level of income dividends per share (as a percentage of net asset value) will be lower for Class C shares than for other share classes primarily as a result of the distribution services fee applicable to Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.
Income dividends and capital gain dividends (see Taxation of US Shareholders – Dividends and Distributions), if any, of a fund will be credited to shareholder accounts in full and fractional shares of the same class of that fund at net asset value on the reinvestment date, unless shareholders indicate to the Shareholder Service Agent, that they wish to receive them in cash or in shares of other DWS funds as provided in the fund's prospectus. Shareholders must maintain the required minimum account balance in the fund distributing the dividends in order to use this privilege of investing dividends of a fund in shares of another DWS fund. A fund will reinvest dividend checks (and future dividends) in shares of that same fund and class if checks are returned as undeliverable. Dividends and other distributions of a fund in the aggregate amount of $10 or less are automatically reinvested in shares of that fund and class unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.

Generally, if a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are generally taxable, whether made in shares or cash.
With respect to variable insurance products, all distributions will be reinvested in shares of a fund unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant fund for federal income tax purposes.
Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. Early each year, a fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.
A fund may at any time vary its foregoing distribution practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and net long-term capital gains as its Board determines appropriate under the then-current circumstances. In particular, and without limiting the foregoing, a fund may make additional distributions of net investment income or net realized capital gain in order to satisfy the minimum distribution requirements contained in the Code.
Dividends (Money Market Funds). Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash, as provided in a fund's prospectus. Dividends will be reinvested monthly in shares of a fund at net asset value. Shareholders will receive all unpaid dividends upon redeeming their entire account, unless they elect to receive all unpaid dividends on the next monthly dividend payment date, as provided in a fund’s prospectus.
Each money fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a money fund generally consists of (a) accrued interest income plus or minus amortized discount or premium, (b) plus or minus all short-term realized gains and losses on investments and (c) minus accrued expenses allocated to the applicable fund. Expenses of each money fund are accrued each day.
Dividends are reinvested monthly and shareholders will receive monthly confirmations of dividends and of purchase and redemption transactions except that confirmations of dividend reinvestment for DWS IRAs and other fiduciary accounts for which SSB acts as trustee will be sent quarterly.
Distributions of a fund's net realized long-term capital gains in excess of net realized short-term capital losses, if any, and any undistributed net realized short-term capital gains in excess of net realized long-term capital losses are normally declared and paid annually at the end of the fiscal year in which they were earned to the extent they are not offset by any capital loss carryforwards.
If the shareholder elects to receive dividends or distributions in cash, checks will be mailed monthly, within five business days of the reinvestment date, to the shareholder or any person designated by the shareholder. A fund reinvests dividend checks (and future dividends) in shares of a fund if checks are returned as undeliverable. Dividends and other distributions in the aggregate amount of $10 or less are automatically reinvested in shares of a fund unless the shareholder requests that a check be issued for that particular distribution. Shareholders who chose to receive distributions by electronic transfer are not subject to this minimum.
Dividends and distributions are treated the same for federal income tax purposes, whether made in shares or cash.
Distribution and Service Agreements and Plans
For information regarding distribution and service agreements and plans for retail funds, see I. Retail Funds below.
For information regarding distribution and service agreements and plans for money market funds, see II. Money Market Funds below.
For information regarding distribution and service agreements and plans for variable insurance funds, see III. Deutsche DWS Variable Series I and Deutsche DWS Variable Series II; and IV. Deutsche DWS Investments VIT Funds below.
For all of the agreements and plans described below, no Independent Board Member has any direct or indirect financial interest in the operation of the agreement or plan.

I. Retail Funds
A fund may offer only certain of the classes of shares referred to in the subsections below. Thus, the information provided below in regard to certain classes of shares is only applicable to funds offering such classes of shares.
Rule 12b-1 Plans. Certain funds, as described in the applicable prospectuses, have adopted plans pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1 Plan) on behalf of their Class A, T, C and R shares, as applicable, that authorize payments out of class assets for distribution and/or shareholder and administrative services as described in more detail below. Because Rule 12b-1 fees are paid out of class assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.
Rule 12b-1 Plans provide alternative methods for paying sales charges and provide compensation to DDI or intermediaries for post-sale servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each applicable class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class.
If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable class to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a class to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period in providing distribution services for a fund. For example, if Class C shares of a fund were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of a fund’s Class C shares were to decline (resulting in lower expenditures by DDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. Similarly, fees paid to DDI could exceed DDI’s expenditures over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DDI that is not matched to the timing of revenues received. Under these or other circumstances where DDI’s expenses are less than the Rule 12b-1 fees, DDI will retain its full fees and make a profit.
Class C and Class R Shares
Fees for Distribution Services. For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of a fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C shares. DDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently pays firms for sales of Class C shares a distribution fee, generally payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund. Under the Distribution Agreement, DDI also receives any contingent deferred sales charges paid with respect to Class C shares.
For its services under the Distribution Agreement, DDI receives a fee from a fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.25% of average daily net assets of a fund attributable to Class R shares. This fee is accrued daily as an expense of Class R shares. DDI currently pays firms for sales of Class R shares a distribution fee, generally payable quarterly, at an annual rate of 0.25% of net assets attributable to Class R shares maintained and serviced by the firm. This fee continues until terminated by DDI or the applicable fund.
Class A, Class C and Class R Shares
Fees for Shareholder Services. For its services under the Services Agreement, DDI receives a shareholder services fee from a fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, C and R shares of a fund, as applicable.

With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, generally payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing immediately after investment. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first-year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and generally paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm.
Firms to which administrative service fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.
DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund. Currently, the shareholder services fee payable to DDI is payable at an annual rate of up to 0.25% of net assets based upon fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund’s records. The effective shareholder services fee rate to be charged against all assets of each fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all fund assets in the future.
Class T Shares
Fees for Distribution Services and/or Shareholder Services. Pursuant to a Rule 12b-1 Plan for Class T shares, DDI receives a fee, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class T shares of a fund for distribution and/or distribution related services, including shareholder services. DDI currently expects to pay the Rule 12b-1 fee for Class T shares to firms for distribution and/or distribution related services, including shareholder services. DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, by paying the firm a fee, generally payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment. DDI may also, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.
DDI also may provide some of the above services and may retain any portion of the Rule 12b-1 fee not paid to firms to compensate itself for services performed for a fund. Currently, the Class T Rule 12b-1 fee payable to DDI is payable at an annual rate of 0.25% of net assets of Class T shares of a fund based upon fund assets in accounts for which a firm provides distribution and/or distribution related services, including shareholder services, and at the annual rate of 0.15% of net assets of Class T shares of a fund based upon fund assets in accounts for which there is no firm of record (other than DDI) listed on a fund’s records. The effective Class T Rule 12b-1 fee rate to be charged against all assets of Class T shares of a fund while this procedure is in effect will depend upon the proportion of fund assets that is held in accounts for which a firm of record provides services. The Board of each fund, in its discretion, may approve basing the fee to DDI at the annual rate of 0.25% on all assets of Class T shares of a fund in the future.
II. Money Market Funds (except DWS Cash Investment Trust Class A and DWS Cash Investment Trust Class C Shares, which are addressed under Retail Funds above)
Rule 12b-1 Plans. Certain Money Market Funds have adopted for certain classes of shares a plan pursuant to Rule 12b-1 under the 1940 Act (each a Rule 12b-1 Plan) that provides for fees payable as an expense of the class that are used by DDI to pay for distribution services for those classes. Additionally, in accordance with the Rule 12b-1 Plan for certain classes, shareholder and administrative services are provided to the applicable fund for the benefit of the relevant classes under a fund’s Services Agreement with DDI. With respect to certain classes, shareholder and administrative services may be provided outside of a Rule 12b-1 Plan either by DDI pursuant to the Services Agreement or by financial services firms under a Shareholder Services Plan. Because Rule 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.
The Rule 12b-1 Plans provide alternative methods for paying for distribution services and provide compensation to DDI or financial services firms for post-sales servicing, which may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. Each Rule 12b-1 Plan is approved and reviewed separately for each such class in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. A Rule 12b-1 Plan may not be amended to increase the fee to be paid by a fund with respect to a class without approval by a majority of the outstanding voting securities of such class of a fund.
If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable fund to make payments to DDI pursuant to the Rule 12b-1 Plan will cease and a fund will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for a fund to pay any expenses incurred by DDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Because the Rule 12b-1 Plans are compensation plans, future fees under a Rule 12b-1 Plan may or may not be sufficient to cover DDI for its expenses incurred. On the other hand, under certain circumstances, DDI might collect in the aggregate over certain periods more in fees under the applicable Rule 12b-1 Plan than it has expended over that same period.
Distribution and Shareholder Services
Service Shares—Cash Account Trust. The Distribution Agreement authorizes the fund to pay DDI, as an expense of the DWS Government & Agency Securities Portfolio and the DWS Tax-Exempt Portfolio of Cash Account Trust, a distribution services fee, payable monthly, at an annual rate of 0.60% of average daily net assets of the Service Shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.
Managed Shares—Cash Account Trust. The Services Agreement currently authorizes a fund to pay DDI, as an expense of the Government Cash Managed Shares class of the DWS Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the DWS Tax-Exempt Portfolio of Cash Account Trust, an administrative service fee, payable monthly, at an annual rate of 0.15% of average daily net assets of the Managed Shares of a fund. This fee is paid pursuant to a Rule 12b-1 Plan. The Rule 12b-1 Plan for the Tax-Exempt Cash Managed Shares class authorizes the payment of up to 0.25% of average daily net assets of the class and, at the discretion of the Board, the administrative service fee may be increased from the current level to a maximum of 0.25% of average daily net assets. The Rule 12b-1 Plan for the Government Cash Managed Shares class authorizes the payment of up to 0.15% of average daily net assets of the class. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.
Tax-Free Investment Class—Cash Account Trust and Investment Class Shares — Investors Cash Trust. The Distribution Agreement authorizes a fund to pay DDI, as an expense of the Tax-Free Investment Class of the DWS Tax-Exempt Portfolio of Cash Account Trust and the Investment Class Shares of the DWS Treasury Portfolio of Investors Cash Trust (collectively, Investment Class), a distribution services fee, payable monthly, at an annual rate of 0.25% of average daily net assets of the Investment Class shares of the applicable fund. This fee is paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service. The Services Agreement authorizes a fund to pay DDI, as an expense of the Investment Class of the aforementioned funds, an administrative service fee, payable monthly, at an annual rate of 0.07% of average daily net assets of the Investment Class shares of the applicable fund. This administrative service fee is not paid pursuant to a Rule 12b-1 Plan. DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.
Services Agreement for DWS ESG Liquidity Fund – Institutional Reserved Shares and DWS Treasury Portfolio – Institutional Shares, each a series of Investors Cash Trust. The Services Agreement authorizes each fund to pay DDI an administrative services fee, payable monthly, at an annual rate of 0.05% of the average daily net assets of the class specified for each fund (Class). The administrative services fee for DWS Treasury Portfolio – Institutional Shares may be increased to 0.10% at the discretion of the Board. DDI normally pays firms an administrative services fee, payable monthly, at a maximum annual rate up to 0.05% of the average daily net assets of the Class held in accounts that they maintain and service. This administrative services fee is not paid pursuant to a Rule 12b-1 Plan.
The administrative services fee is accrued daily as an expense of the Class. DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm’s clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. The administrative service fee is not payable for advertising, promotion or other distribution services.
Firms to which administrative services fees may be paid include affiliates of DDI. In addition DDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a fund.
DDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a fund.
Shareholder Services Plan for DWS Government Cash Management Fund—Institutional Class and DWS Government Cash Reserves Fund Institutional— Institutional Class, each a series and class of Deutsche DWS Money Market Trust. Each fund has adopted for the classes specified (Class) a shareholder service plan (Plan). Under the Plan, which is not a Rule 12b-1 Plan, a fund may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the Class held in accounts that the firm maintains and services. The service fee is accrued daily as an expense of the Class. A fund together with DDI may enter into agreements with firms pursuant to which the firms provide personal service and/or maintenance of shareholder accounts including, but not limited to, establishing and maintaining shareholder accounts and records, distributing monthly statements, processing purchase and redemption transactions, automatic investment in fund shares of client account cash balances, answering routine client inquiries regarding a fund, assistance to clients in changing dividend options, account designations and addresses, aggregating trades of all the firm’s clients, providing account information to clients in client sensitive formats and such other services as a fund may reasonably request. Service fees are not payable for advertising, promotion or other distribution services.
The Plan continues in effect from year to year so long as its continuance is approved at least annually by the vote of a majority of (a) the Board, and (b) the Board Members who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may be terminated with respect to the Class at any time by vote of the Board, including a vote by the Board Members who are not “interested persons” of a fund and who have no direct or indirect financial interest in the operation of the Plan, or any related agreements. The Plan may not be amended to increase materially the amount of service fees provided for in the Plan unless the amendment is approved in the manner provided for annual continuance of the Plan discussed above. If the Plan is terminated or not renewed, a fund will not be obligated to make any payments of service fees that accrued after the termination date.
III. Deutsche DWS Variable Series I and Deutsche DWS Variable Series II
Rule 12b-1 Plan. Each fund of Deutsche DWS Variable Series I and Deutsche DWS Variable Series II that has authorized the issuance of Class B shares has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares. Under the Plan, a fund may make quarterly payments as reimbursement to DDI for distribution and shareholder servicing related expenses incurred or paid by the Distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by a fund, on behalf of Class B shares, of up to 0.25% of the average daily net assets attributable to Class B shares of the fund. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the

Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a fund without the approval of Class B shareholders of that fund.
IV. Deutsche DWS Investments VIT Funds
Rule 12b-1 Plan. DWS Equity 500 Index VIP and DWS Small Cap Index VIP of Deutsche DWS Investments VIT Funds have each adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees payable as an expense of the Class B shares and, in the case of the DWS Equity 500 Index VIP, the Class B2 shares. Under the Plan, a fund may make payments to DDI for remittance directly or indirectly to a participating dealer, shareholder service agent, life insurance company or other applicable party a fee in an amount not to exceed the annual rate of 0.25% of the average daily net assets of the Class B shares or Class B2 shares, as applicable, under a participation agreement, service agreement, sub-distribution agreement or other similar agreement which provides for Class B shares or Class B2 shares. DDI is authorized pursuant to the Plan to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Class B shares or Class B2 shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class B or Class B2 shares, and may cost more than other types of sales charges. The Plan and any Rule 12b-1 related agreement that is entered into by a fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board, and of a majority of the Board Members who are not interested persons (as defined in the 1940 Act) of a fund, cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the
Plan and any Rule 12b-1 related agreement may be terminated as to Class B shares or Class B2 shares of a fund at any time, without penalty, by vote of a majority of the outstanding Class B shares or Class B2 shares, as applicable, of that fund or by vote of a majority of the Board Members who are not interested persons of a fund and who have no direct or indirect financial interest in the operation of the Plan or any Rule 12b-1 related agreement. The Plan provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares or Class B2 shares of a fund without the approval of the shareholders of such class.
Investments
Investments, Practices and Techniques, and Risks
Part II - Appendix II-G includes a description of the investment practices and techniques which a fund may employ in pursuing its investment objective, as well as the associated risks. Descriptions in this SAI of a particular investment practice or technique in which a fund may engage (or a risk that a fund may be subject to) are meant to describe the spectrum of investments that the Advisor (and/or subadvisor or sub-subadvisor, if applicable) in its discretion might, but is not required to, use in managing a fund. The Advisor (and/or subadvisor or sub-subadvisor, if applicable) may in its discretion at any time employ such practice and technique for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of investment practices or techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or investments may not be principal activities of the fund, but, to the extent employed, could from time to time have a material impact on a fund’s performance.
It is possible that certain investment practices and/or techniques may not be permissible for a fund based on its investment restrictions, as described herein (also see Part I: Investments, Practices and Techniques, and Risks) and in a fund’s prospectus.
Portfolio Transactions
The Advisor is generally responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage. As described in the Management of the Funds section above, the Advisor may delegate trade execution, trade matching and settlement services to DWS's branch offices or affiliates located in the US or outside the US. With respect to those funds for which a sub-investment advisor manages a fund’s investments, references in this section to the “Advisor” should be read to mean the Subadvisor, except as noted below.
The policy of the Advisor in placing orders for the purchase and sale of securities for a fund is to seek best execution, taking into account execution factors such as: costs; speed; likelihood of execution and settlement; size; nature; and any other consideration relevant to the execution of a particular order. The relative importance of these execution factors will be determined based on the following criteria: characteristics of the order; the financial instruments that are the subject of the order; the characteristics of the execution venues to which the order can be directed; the current market circumstances; and the objectives, investment policies and risks of a fund. Generally, the Advisor will regard price and cost as the important factors for best execution, however there may be circumstances when the Advisor may determine that other execution factors have a greater influence for a particular order in achieving the best possible result.
The Advisor will generally select brokers to effect securities transactions based on a number of criteria, including their: market and security familiarity; access to liquidity or willingness to commit risk to a principal trade; financial stability and certainty of settlement; reliability and integrity of maintaining confidentiality; soundness of technological infrastructure and operational capabilities; safeguards and compliance controls to protect clients; pricing costs for execution-only services; and ability to provide transaction costs analysis.
Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.
It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.
The Advisor is permitted by Section 28(e) of the 1934 Act, when placing portfolio transactions for a fund, to cause a fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor avoids expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a fund. Services received from broker-dealers that executed securities transactions for a fund will not necessarily be used by the Advisor specifically to service that fund.
Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives. In addition, the Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades, such as computer software and/or electronic communication services used by the Advisor to facilitate trading activity with a broker-dealer.
Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Provided a subadvisor is acting in accordance with any instructions and directions of the Advisor or the Board, the subadvisor is authorized to pay to a broker or dealer who provides third party brokerage and research services a commission for executing a portfolio transaction for a fund in excess of what another broker or dealer may charge, if the subadvisor determines in good faith that such commission was reasonable in relation to the value of the third party brokerage and research services provided by such broker or dealer.
The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.
The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.
Due to European regulatory changes affecting the Advisor and certain of its affiliates, beginning in January 2018, funds (or portions thereof) subadvised by the Advisor’s European affiliates will no longer participate in the client commission arrangements described above with respect to obtaining research services. For those funds (or relevant portions thereof), the Advisor or its affiliates will pay for research services previously obtained through use of client commissions from their own assets. The Advisor and its affiliates have put into place procedures to ensure that all funds managed by the Advisor or its affiliates pay only their proportionate share of the cost of research services, as appropriate. The subadvisory agreements for the relevant funds have been modified to reflect the recent European regulatory changes.
Investment decisions for a fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. The Advisor has adopted policies and procedures that are reasonably designed to ensure that when the Advisor aggregates securities purchased or sold on behalf of accounts, the securities are allocated among the participating accounts in a manner that the Advisor believes to be fair and equitable. The Advisor makes allocations among accounts based upon a number of factors that may include, but are not limited to, investment objectives and guidelines, risk tolerance, availability of other investment opportunities and available cash for investment. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, a fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to a fund. With respect to limited opportunities or initial public offerings, the Advisor may make allocations among accounts on a pro-rata basis with consideration given to suitability.
The Advisor and its affiliates and each fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Advisor and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor may provide model portfolio recommendations for a variety of investment styles to clients of the Advisor and affiliates. Model portfolios may relate to the same investment strategies that are also offered to or utilized by the Advisor’s other client accounts, including the DWS funds. The Advisor may provide model portfolio recommendations on a non-discretionary or discretionary basis to sponsors of model portfolio programs (Sponsors) who may utilize such recommendations in connection with the management of their client accounts; i.e., the Advisor may provide model portfolio recommendations to Sponsors who then execute securities transactions on behalf of their program clients in accordance with the model portfolios. Model portfolio related trading activity by Sponsors on behalf of their clients could potentially result in the Advisor’s non-model portfolio clients, including the DWS funds, receiving prices that are less favorable than prices that might otherwise have been obtained absent the Sponsors’ trading activity, particularly for orders that are large in relation to a security’s average daily trading volume. The Advisor intends to take reasonable steps to minimize the market impact on non-model portfolio client accounts of orders associated with model portfolio recommendations provided to Sponsors.
Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
Portfolio Turnover. Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.
Higher levels of activity by a fund result in higher transaction costs and may also result in the realization of taxable capital gains (including short-term gains, which generally are taxed to individuals at ordinary income rates). Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a fund’s objective.
Portfolio Holdings Information
In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings (and monthly filings for money market funds), each fund may make its portfolio holdings information publicly available on the DWS funds’ Web site as described in a fund's prospectus. Each fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a fund.
Each fund’s procedures permit non-public portfolio holdings information to be shared with DWS and its affiliates, subadvisors, if any, administrators, sub-administrators, fund accountants, custodians, sub-custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by a fund’s procedures. This non-public information may also be disclosed, subject to the requirements described below, to certain third parties, such as securities lending agents, financial printers, proxy voting firms, mutual fund analysts, rating and tracking agencies, and, on an ad hoc basis, transition managers, to shareholders in connection with in-kind redemptions or, in connection with investing in underlying funds, subadvisors to DWS funds of funds (Authorized Third Parties).
Prior to any disclosure of a fund’s non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Board must make a good faith determination in light of the facts then known that a fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public and that the disclosure would be in compliance with all applicable laws and DWS’s and a subadvisor’s fiduciary duties to a fund. No compensation is received by a fund or DWS for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Board.
Portfolio holdings information distributed by the trading desks of DWS or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about a fund and information derived therefrom, including, but not limited to, how the fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, small, mid and large cap stocks, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings, alpha, beta, tracking error, default rate, portfolio turnover, and risk and style characteristics so long as the identity of the fund’s holdings could not be derived from such information.
Registered investment companies that are subadvised by DWS may be subject to different portfolio holdings disclosure policies, and neither DWS nor the Board exercise control over such policies. In addition, separate account clients of DWS have access to their portfolio holdings and are not subject to a fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DWS and some of the separate accounts managed by DWS may substantially overlap with the portfolio holdings of a fund.
DWS also manages certain unregistered commingled trusts, the portfolio holdings of which may substantially overlap with the portfolio holdings of a fund. These trusts are not subject to a fund’s portfolio holdings disclosure policy. To the extent that investors in these commingled trusts may receive portfolio holdings information of their trust on a different basis from that on which fund portfolio holdings information is made public, DWS has implemented procedures reasonably designed to encourage such investors to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.
In addition, DWS may, from time to time, provide model portfolios to third party sponsors of model portfolio programs, which model portfolios may substantially overlap with the portfolio holdings of a fund. These model portfolios are not subject to a fund’s portfolio holdings disclosure policy. DWS has adopted procedures that require such third party sponsors to agree in writing to keep the model portfolio information confidential and to limit their use of the information to implementing their respective model portfolio programs.
There is no assurance that a fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the fund from the potential misuse of portfolio holdings information by those in possession of that information.
Net Asset Value
Applicable to funds other than money market funds. The net asset value per share of a fund is normally computed as of the close of regular trading on the New York Stock Exchange (Exchange) on each day the Exchange is open for trading (Value Time). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the fund because of higher expenses borne by these classes.
An equity security is valued at its most recent sale price on the security’s primary exchange or over-the-counter (OTC) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (Calculated Mean) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the foreign exchange or OTC market (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.
Debt securities are valued as follows. Money market instruments, including instruments purchased with an original or remaining maturity of 60 days or less, shall be valued based on information obtained from an approved pricing agent, or if such information is not available, the money market instruments shall be valued using the average of the most recent reliable bid quotations or evaluated prices obtained from two or more broker-dealers. Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices obtained from a broker-dealer. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from two or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.
An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued as of the Value Time at a price supplied by an approved pricing agent, if available, and otherwise at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 pm Eastern time. If no settlement price is available, the last traded price on such exchange will be used.
If market quotations for a fund asset are not readily available or if the Advisor believes that the value of a fund asset as determined in accordance with Board-approved procedures is unreliable, the value of the fund asset is taken to be an amount which, in the opinion of the Advisor’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other holdings is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Board and overseen primarily by the Advisor’s Pricing Committee.
The following paragraph applies to funds that invest in underlying mutual funds. The net asset value of each underlying DWS mutual fund is determined based upon the nature of the securities as set forth in the prospectus and statement of additional information of such underlying DWS mutual fund. Shares of each underlying DWS mutual fund in which the fund may invest are valued at the net asset value per share of each underlying DWS mutual fund as of the close of regular trading on the Exchange on each day the Exchange is open for trading. The net asset value per share of the underlying DWS mutual funds will be calculated and reported to the fund by each underlying DWS mutual fund’s accounting agent.
The following additional paragraphs apply to DWS Equity 500 Index Fund and DWS S&P 500 Index Fund (feeder funds). Each feeder fund pursues its investment objective by investing substantially all of its assets in a master portfolio—the Deutsche DWS Equity 500 Index Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as the feeder fund.
Net asset value per share of a feeder fund is determined as of the Value Time separately for each class of shares by dividing the value of the total assets of the feeder fund (i.e., the value of the feeder fund’s investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.
As of the Value Time, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities) using the valuation procedures for securities and other assets described above.

Each investor in the Portfolio, including a feeder fund, may add to or reduce its investment in the Portfolio on each day that net asset value of the feeder fund and the Portfolio are computed as described above. At the close of a Value Time, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, determined as provided above, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the Value Time on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a feeder fund, will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the Value Time on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, determined as provided above, as of the Value Time on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including the feeder fund, in the Portfolio. The percentage so determined for a feeder fund will then be applied to determine the value of the feeder fund’s interest in the Portfolio as of the Value Time on the following day that net asset value is determined.
Applicable to money market funds other than DWS Government Money Market Series, DWS Government Cash Management Fund, DWS Government Cash Reserves Fund Institutional and DWS ESG Liquidity Fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which the fund is open for business as of the time described in the fund’s prospectus. A fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in the fund’s prospectus. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund attributable to the shares of that class, less all liabilities attrib utable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund’s NAV per share will normally be $1.00.
A fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.
The Board has established procedures reasonably designed to stabilize a fund’s NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund’s NAV per share calculated by using market valuations may deviate from the $1.00 per share calculated using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening the average maturity of a fund's portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.
Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor’s Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.
The following paragraph applies to DWS ESG Liquidity Fund only. The net asset value of shares of the fund is generally calculated on each day the New York Stock Exchange is open for trading, as described in the fund’s prospectuses. Pursuant to Board approved valuation procedures, the fund generally values its portfolio instruments using information furnished by an independent pricing service or market quotations. Interactive Data Corporation serves as the primary independent pricing service for the fund. In accordance with Board approved procedures, in the event pricing service information or market quotations are not readily available for certain portfolio assets, or when the value of certain portfolio assets is believed to have been materially affected by a significant event, the fair value of such portfolio assets will be determined by the Advisor’s Pricing Committee (or, in some cases, the Board's Valuation Committee). In accordance with its procedures, the fund will typically value newly acquired securities at cost on date of acquisition, and thereafter using information furnished by an independent pricing service.
Applicable to the following money market funds (each, a fund): DWS Government Money Market Series, DWS Government Cash Management Fund and DWS Government Cash Reserves Fund Institutional. Each of these funds pursues its investment objective by investing substantially all of its assets in a master portfolio—the Government Cash Management Portfolio (Portfolio), which has the same investment objective and is subject to the same investment risks as a fund. The net asset value (NAV) per share of a fund is calculated on each day (Valuation Day) on which a fund is open for business as of the time described in a fund’s prospectus. The fund is open for business each day the New York Stock Exchange (Exchange) is open for trading, and the fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is not open or beyond an early Exchange closing time, as described in a fund’s prospectus. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and
Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the fund (i.e., the value of a fund’s investment in the Portfolio and any other assets) attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. Although there is no guarantee, a fund’s NAV per share will normally be $1.00.
On each Valuation Day, the Portfolio determines its net value (i.e., the value of the Portfolio’s portfolio instruments and any other assets less all liabilities). The Portfolio values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.
Each investor in the Portfolio, including a fund, may add to or reduce its investment in the Portfolio on each Valuation Day. At the close of each such Valuation Day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net value of the Portfolio, as determined by amortized cost, by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The percentage of the aggregate beneficial interests in the Portfolio held by each investor in the Portfolio, including a fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from such investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net value of the Portfolio, as determined by amortized cost, as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors, including a fund, in the Portfolio. The percentage so determined for a fund will then be applied to determine the value of a fund’s interest in the Portfolio as of the close of the following Valuation Day.
The Board has established procedures reasonably designed to stabilize a fund’s NAV per share at $1.00. Under the procedures, the Advisor will monitor and notify the Board of circumstances where a fund’s NAV per share calculated based on valuing the fund’s investment in the Portfolio and the fund’s other assets using market valuations may deviate from the $1.00 per share calculated based on valuing a fund’s investment in the Portfolio and a fund’s other assets using amortized cost. If there were any deviation that the Board believed would result in a material dilution or unfair result for investors or existing shareholders, the Board would promptly consider what action, if any, should be initiated. Such actions could include selling assets prior to maturity to realize capital gains or losses; shortening average maturity of the investment portfolio; adjusting the level of dividends; redeeming shares in kind; or valuing assets based on market valuations. For example, if a fund’s net asset value per share (computed using market values) declined, or was expected to decline, below $1.00 (computed using amortized cost), the fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), a fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Because a fund invests substantially all of its assets in the Portfolio, certain of these actions could be implemented at the Portfolio level at the discretion of its Board.
Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. In accordance with procedures approved by the Board, in the event market quotations are not readily available for certain portfolio assets the fair value of such portfolio assets will be determined in good faith by the Advisor’s Pricing Committee (or, in some cases, the Board's Valuation Committee) based upon input from the Advisor or other third parties.
Proxy Voting Policy and Guidelines
Each fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. A fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policy and Guidelines (Policy) for this purpose. The Policy addresses, among other things, conflicts of interest that may arise between the interests of a fund, and the interests of the Advisor and its affiliates, including a fund’s principal underwriter. The Policy is included in Part II—Appendix II-I.
You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at dws.com/en-us/resources/proxy-voting.
Miscellaneous
A fund’s prospectus(es) and this SAI omit certain information contained in the Registration Statement which a fund has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to a fund and the securities offered hereby.
Ratings Of Investments
Bonds and Commercial Paper Ratings
Set forth below are descriptions of ratings (as of the date of each rating agency’s annual ratings publication) which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
If a fixed income security is rated differently among the three major ratings agencies (i.e., Moody’s Investor Services, Inc., Fitch Investors Services, Inc., and S&P Global Ratings), portfolio management would rely on the highest credit rating for purposes of the fund’s investment policies.

Moody’s Investors Service, Inc. Global Long-Term Rating Scale
Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B Obligations rated B are considered speculative and are subject to high credit risk.
Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Investors Service, Inc. Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Investors Service, Inc. US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.
The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.
S&P Global Ratings Long-Term Issue Credit Ratings
Investment Grade
AAA An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
Plus (+) or Minus (-) Ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to 'D' if it is subject to a distressed exchange offer.
SPUR (S&P Underlying Rating) A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
S&P Global Ratings Municipal Short-Term Note Ratings
An S&P Global Ratings US municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•
Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•
Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Global Ratings Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With US municipal short-term demand debt, the US municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
S&P Global Market Intelligence Earnings and Dividend Rankings for Common Stocks
S&P Global Market Intelligence, an affiliate of S&P Global Ratings, has provided Earnings and Dividend Rankings, commonly referred to as Quality Rankings, on common stocks since 1956. Quality Rankings reflect the long-term growth and stability of a company’s earnings and dividends.
The Quality Rankings System attempts to capture the long-term growth and stability of earnings and dividends record in a single system. In assessing Quality Rankings, S&P Global Market Intelligence recognizes that earnings and dividend performance is the end result of the interplay of various factors such as products and industry position, corporate resources and financial policy. Over the long run, the record of earnings and dividend performance has a considerable bearing on the relative quality of stocks.
The rankings, however, do not profess to reflect all of the factors, tangible or intangible, that bear on stock quality.
The rankings are generated by a computerized system and are based on per-share earnings and dividend records of the most recent 10 years – a period long enough to measure significant secular (long-term) growth, capture indications of changes in trend as they develop, encompass the full peak-to-peak range of the business cycle, and include a bull and a bear market. Basic scores are computed for earnings and dividends, and then adjusted as indicated by a set of predetermined modifiers for change in the rate of growth, stability within long-term trend, and cyclicality. Adjusted scores for earnings and dividends are then combined to yield a final ranking.
The ranking system makes allowance for the fact that corporate size generally imparts certain advantages from an investment standpoint. Conversely, minimum size limits (in sales volume) are set for the various rankings. However, the system provides for making exceptions where the score reflects an outstanding earnings and dividend record. The following table shows the letter classifications and brief descriptions of Quality Rankings.
A+	Highest	B+	Average	C	Lowest
A	High	B	Below Average	D	In Reorganization
A–	Above Average	B–	Low	LIQ	Liquidation
The ranking system grants some exceptions to the pure quantitative rank. Thus, if a company has not paid any dividend over the past 10 years, it is very unlikely that it will rank higher than A-. In addition, companies may receive a bonus score based on their sales volume (higher sales are viewed as better for stability). If a company omits a dividend on preferred stock, it will receive a rank of no better than C that year. If a company pays a dividend on the common stock, it is highly unlikely that the rank will be below B-, even if it has incurred losses. In addition, if a company files for bankruptcy, the model’s rank is automatically changed to D.

Fitch Ratings Long-Term Ratings
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects Fitch’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–‘; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
Fitch Ratings Short-Term Ratings
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Part II: Appendix II-A—Board Members and Officers
Identification and Background
The following table presents certain information regarding the Board Members of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested person” (as defined in the 1940 Act) of the Trust/Corporation or the Advisor (each, an “Independent Board Member”) is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	73	-
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President
and Chief Risk Management Officer, First
Chicago NBD Corporation/The First National
Bank of Chicago (1996-1998); Executive Vice
President and Head of International Banking
(1995-1996); former Directorships: Director
and Chairman of the Board, Healthways
Inc.(2) (population well-being and wellness
services) (2003-2014); Stockwell Capital
Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim
Corporation; First Oak Brook Bancshares,
Inc.; Oak Brook Bank; and Prisma Energy
International. Not-for-Profit Director/Trustee:
Palm Beach Civic Assn.; Window to the
World Communications (public media); Life
Director of Harris Theater for Music and
Dance (Chicago); Life Director of Hubbard
Street Dance Chicago; former Not-for-Profit
Directorships: Public Radio International
		73	Portland General Electric(2) (utility company) (2003- present)

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for
Business Ethics, Bentley University;
formerly: Partner, Palmer & Dodge (law firm)
(1988-1990); Vice President of Corporate
Affairs and General Counsel, Filene’s (retail)
(1978-1988); Directorships: Advisory Board,
Center for Business Ethics, Bentley
University; Trustee and former Chairman of
the Board, Southwest Florida Community
Foundation (charitable organization); former
Directorships: ICI Mutual Insurance
Company (2007-2015); Sun Capital Advisers
Trust (mutual funds) (2007-2012); Investment
Company Institute (audit, executive,
nominating committees) and Independent
Directors Council (governance, executive
committees)
		73	-
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International
Banking and Professor of Finance, The
Wharton School, University of Pennsylvania
(since July 1972); Director, The Wharton
Financial Institutions Center (since 1994);
formerly: Vice Dean and Director, Wharton
Undergraduate Division (1995-2000) and
Director, The Lauder Institute of International
Management Studies (2000-2006); Member
FDIC Systemic Risk Advisory Committee
since 2011, member Systemic Risk Council
since 2012 and member of the Advisory
Board of the Yale Program on Financial
Stability since 2013; Formerly Co-Chair of
the Shadow Financial Regulatory Committee
(2003-2015), Executive Director of The
Financial Economists Roundtable (2008-
2015), Director of The Thai Capital Fund
(2007-2013), Director of The Aberdeen
Singapore Fund (2007-2018), and
Nonexecutive Director of Barclays Bank DE
(2010-2018)
		73	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	73	-

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care(2) (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994-2020)	73	Director, Becton Dickinson and Company(2) (medical technology company) (2012- present); Director, BioTelemetry Inc.(2) (healthcare) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation(2) (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	73	-
Officers(4)
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(5)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(6) (1974) President and Chief Executive Officer, 2017-present
Managing Director(3), DWS; Secretary, DWS USA Corporation (2018-present);
Assistant Secretary, DWS Distributors, Inc.(2018-present); Director and Vice President,
DWS Service Company (2018-present); Assistant Secretary, DWS Investment
Management Americas, Inc. (2018-present); Director and President, DB Investment
Managers, Inc. (2018-present); President and Chief Executive Officer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017);
Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2013-2020); Directorships: Interested Director, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since
June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and
Episcopalian Charities of New York (2018-present)

John Millette(7) (1962) Vice President and Secretary, 1999-present
Director(3), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc.
(2015-present); Director and Vice President, DWS Trust Company (2016-present);
Secretary, DBX ETF Trust (2020-present); Secretary, The European Equity Fund, Inc.,
The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-
present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-
2017); Assistant Secretary, DBX ETF Trust (2019-2020); Assistant Secretary (July 14,
2006-December 31, 2010) and Secretary (January 31, 2006-July 13, 2006), The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc.

Ciara Crawford(8) (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (2015-present); previously, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally(7) (1966) Chief Financial Officer and Treasurer, 2018 – present
Director(3), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-
present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The
New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-
present); formerly: Assistant Treasurer for the DWS funds (2007-2018)

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served(5)	Business Experience and Directorships During the Past 5 Years
Paul Antosca(7) (1957) Assistant Treasurer, 2007- present	Director(3), DWS; Assistant Treasurer, DBX ETF Trust (2019-present)
Sheila Cadogan(7) (1966) Assistant Treasurer, 2017- present
Director(3), DWS; Director and Vice President, DWS Trust Company (2018-present);
Assistant Treasurer, DBX ETF Trust (2019-present); Assistant Treasurer, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe
Fund, Inc. (2018-present)

Scott D. Hogan(7) (1970) Chief Compliance Officer, 2016-present	Director(3), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)
Caroline Pearson(7) (1962) Chief Legal Officer, 2010- present
Managing Director(3), DWS; Assistant Secretary, DBX ETF Trust (2020-present); Chief
Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020-present); Chief
Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche
AM Distributors, Inc. (2002-2017); and Secretary, Deutsche AM Service Company
(2010-2017)

Michelle Goveia-Pine(6) (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020
Director(3), DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020);
Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (since July 24, 2020)

(1)
The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
(2)
A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(3)
Executive title, not a board directorship.
(4)
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
(5)
The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
(6)
Address: 875 Third Avenue, New York, New York 10022.
(7)
Address: 100 Summer Street, Boston, MA 02110.
(8)
Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
Officer’s Role with Principal Underwriter: DWS Distributors, Inc.
Hepsen Uzcan:	Assistant Secretary
Board Member Qualifications
The Nominating and Governance Committee is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the current Board Members, the Committee generally considered the educational, business and professional experience of each Board Member in determining his or her qualifications to serve as a Board Member, including the Board Member's record of service as a director or trustee of public and private organizations. In the case of most Board Members, this included their many years of previous service as a trustee of certain of the DWS funds. This previous service has provided these Board Members with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate their high level of diligence and commitment to the interests of fund shareholders and their ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Members:
John W. Ballantine—Mr. Ballantine's experience in banking, financial risk management and investments acquired in the course of his service as a senior executive of a major US bank.

Dawn-Marie Driscoll—Ms. Driscoll's professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.
Keith R. Fox—Mr. Fox's experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.
Richard J. Herring—Mr. Herring's experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.
William McClayton—Mr. McClayton's professional training and experience in public accounting, including his service as a senior partner of a major public accounting firm focusing on financial markets companies and his service as a senior executive of a public management consulting firm.
Rebecca W. Rimel—Ms. Rimel's experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.
William N. Searcy, Jr.—Mr. Searcy's experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Part II: Appendix II-B—Portfolio Management Compensation
For funds advised by DWS Investment Management Americas, Inc. or its Affiliates
Each fund is managed by a team of investment professionals who each play an important role in a fund’s management process. Team members work together to develop investment strategies and select securities for a fund. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of a fund, as well as team members who have other ongoing management responsibilities for a fund, are identified in each fund’s prospectus, as of the date of a fund’s prospectus. Composition of the team may change over time, and shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.
Compensation of Portfolio Managers
The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as follows:
•
Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.
•
Variable Compensation (VC) is a discretionary compensation element that enables the Advisor and its affiliates to provide additional reward to employees for their performance and behaviors, while reflecting DWS affordability and the financial situation of Deutsche Bank AG (the “Bank”) and DWS. VC aims to:
Recognize that every employee contributes to the DWS Group’s success through the DWS Group and/or Bank component of VC (Group Component),
Reflect individual performance, investment performance, behaviors and culture through discretionary individual VC (Individual Component), and
Reward outstanding contributions at the junior levels through the discretionary Recognition Award.
Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Group and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.
•
VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
•
notional fund investments
•
restricted equity, notional equity,
•
restricted cash, or
•
such other form as DWS may decide in its sole discretion.

•
VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.
•
Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is an InstVV [CRD IV EU Directive4] Material Risk Taker.
•
For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.
In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:
•
Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
•
Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
•
Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
•
Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group's Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.
Conflicts
Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:
•
Certain investments may be appropriate for a fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by a fund’s portfolio management team. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a fund. Purchase and sale orders for a fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to a fund and the other clients.
•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•
The Advisor and its affiliates and the investment team of a fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
The Advisor is owned by DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and their affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor, and their affiliate’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a fund’s Board.

For funds advised by Northern Trust Investments, Inc. (NTI)
Compensation
The compensation for the portfolio managers of the funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the funds or the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for fund accounts and other types of accounts.
Conflicts
NTI’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including mutual funds, separate accounts and other pooled investment vehicles. A portfolio manager may manage various client accounts that may have materially higher or lower fee arrangement than the funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.
NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.
From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the funds have adopted policies on cross-trades that may be effected between the funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.
Receipt of research from brokers who execute client transactions involves conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI, NTI will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI does not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI may receive products and services that are mixed use. In these cases, NTI will use commissions to pay only for the eligible portion of the product or service that assists NTI in the investment decision making process. Any ineligible portion of the product will be paid directly by NTI. NTI makes a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.
For funds advised by Itaú USA Asset Management, Inc. (IUAM)
Compensation
The compensation for IUAM’s portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual incentive bonus award. The fixed base salary is the largest component of individual compensation for most Itaú investment management employees.
Bonuses are paid annually and in cash for most professionals. A deferred compensation scheme for a portion of bonuses above a certain level is in place. This deferral is for a three-year period, with every year vesting 1/3 of the retained amount. Itaú also has a stock option plan in place for certain key professionals. Any compensation received under the stock plan is additional to the annual bonus each investment professional receives.
The annual bonus award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the asset management unit, and of Itaú Unibanco, S.A. as a whole. The annual bonus award is not based on the amount of assets held in the funds. Moreover, no material differences exist between the compensation structure for fund accounts and other types of accounts that may be managed by Itaú’s investment professionals.
Conflicts
IUAM has adopted and instituted policies and procedures that it believes are reasonably designed to mitigate potential conflicts of interest.
IUAM manages client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged. IUAM’s portfolio managers generally seek to minimize any risk of conflicts of interest by aligning investment management teams by discipline and/or strategy and by employing similar investment models or strategies across multiple institutional mandates. IUAM seeks to ensure that it will place client transactions with appropriate care and diligence, including seeking best execution, treating all clients fairly, and disclosing all material conflicts of interest.
IUAM acknowledges that actual or potential conflicts of interest may arise in situations where a portfolio manager or team may manage multiple institutional mandates. IUAM’s portfolio managers are often responsible for managing one or more funds, as well as other client accounts, including mutual funds, separate accounts, and other pooled investment vehicles. A portfolio manager may manage various client accounts that may have materially higher or lower fee arrangements than the funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the competition for the same assets, the allocation of investment opportunities, and the aggregation and allocation of trades.
In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or that conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more Itaú affiliates and undertake investment advisory duties for the affiliates.
The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. IUAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, IUAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if IUAM determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for IUAM to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. IUAM conducts periodic reviews of trades for consistency with these policies.
Receipt of research from brokers who execute client transactions involves conflicts of interest. To the extent that IUAM or its affiliates utilize commissions to obtain research services for IUAM’s use, it will receive a benefit as it will not have to pay for the research, products or services itself. IUAM may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. IUAM may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. IUAM does not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Part II: Appendix II-C—Contractual Fee Rates of Service Providers
Fees payable to DIMA for investment management services.
The management fee(s) for each fund, at the annual percentage rate of daily net assets, are indicated below:
Fund Name	Management Fee Rate
Tax-Free Income Funds
DWS California Tax-Free Income Fund	First $250 million 0.450% Next $750 million 0.420% Next $1.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.350% Next $2.5 billion 0.330% Next $2.5 billion 0.310% Thereafter 0.300%
DWS Intermediate Tax-Free Fund	0.315%
DWS Managed Municipal Bond Fund	First $250 million 0.365% Next $750 million 0.345% Next $1.5 billion 0.325% Next $2.5 billion 0.315% Next $2.5 billion 0.295% Next $2.5 billion 0.275% Next $2.5 billion 0.255% Thereafter 0.235%
DWS Massachusetts Tax-Free Fund	First $250 million 0.450% Next $750 million 0.420% Next $1.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.350% Next $2.5 billion 0.330% Next $2.5 billion 0.310% Thereafter 0.300%
DWS New York Tax-Free Income Fund	First $250 million 0.450% Next $750 million 0.420% Next $1.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.350% Next $2.5 billion 0.330% Next $2.5 billion 0.310% Thereafter 0.300%
DWS Short-Term Municipal Bond Fund	First $500 million 0.300% Next $500 million 0.285% Next $1.0 billion 0.270% Thereafter 0.255%
DWS Strategic High Yield Tax-Free Fund	First $300 million 0.455% Next $200 million 0.405% Next $500 million 0.380% Next $500 million 0.360% Next $500 million 0.350% Thereafter 0.340%

Fund Name	Management Fee Rate
Taxable Fixed-Income Funds
DWS Emerging Markets Fixed Income Fund	0.590%
DWS ESG Global Bond Fund	0.31%
DWS Floating Rate Fund	First $1.0 billion 0.550% Next $1.5 billion 0.535% Next $2.5 billion 0.510% Next $2.5 billion 0.485% Next $2.5 billion 0.460% Thereafter 0.450%
DWS Global High Income Fund	0.40%
DWS GNMA Fund	First $1 billion 0.315% Next $1.5 billion 0.310% Next $2.5 billion 0.300% Next $2.5 billion 0.280% Next $2.5 billion 0.260% Next $2.5 billion 0.240% Thereafter 0.220%
DWS High Income Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%
DWS Short Duration Fund	First $1.5 billion 0.365% Next $500 million 0.340% Next $1.0 billion 0.315% Next $1.0 billion 0.300% Next $1.0 billion 0.285% Next $1.0 billion 0.270% Thereafter 0.255%
DWS Total Return Bond Fund	First $1.5 billion 0.400% Next $1.75 billion 0.385% Next $1.75 billion 0.370% Next $2.5 billion 0.355% Next $2.5 billion 0.345% Next $2.5 billion 0.325% Thereafter 0.315%
Asset Allocation Funds
DWS Global Income Builder Fund	First $1.5 billion 0.370% Next $500 million 0.345% Next $1.5 billion 0.310% Next $2.0 billion 0.300% Next $2.0 billion 0.290% Next $2.5 billion 0.280% Next $2.5 billion 0.270% Thereafter 0.260%

Fund Name	Management Fee Rate
DWS Multi-Asset Conservative Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
DWS Multi-Asset Growth Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
DWS Multi-Asset Moderate Allocation Fund	(a) 0.100% of the Fund’s average daily net assets invested in exchange traded funds and mutual funds; and (b) 0.550% of the Fund’s average daily net assets not covered in (a) above(1)
Real Assets Funds
DWS Enhanced Commodity Strategy Fund	First $500 million 0.850% Next $500 million 0.800% Next $500 million 0.750% Next $1.0 billion 0.725% Next $1.0 billion 0.700% Next $1.5 billion 0.675% Thereafter 0.650%
DWS RREEF Global Infrastructure Fund	First $2.0 billion 0.900% Next $2.0 billion 0.875% Next $2.0 billion 0.825% Next $2.0 billion 0.775% Thereafter 0.750%
DWS RREEF Global Real Estate Securities Fund	First $1.0 billion 0.700% Thereafter 0.675%
DWS RREEF Real Assets Fund	First $500 million 0.800% Next $1.5 billion 0.785% Thereafter 0.775%
DWS RREEF Real Estate Securities Fund	First $100 million 0.565% Next $100 million 0.465% Next $100 million 0.415% Thereafter 0.365%
US Equity Funds

Fund Name	Management Fee Rate
DWS Capital Growth Fund	First $250 million 0.495% Next $750 million 0.465% Next $1.5 billion 0.445% Next $2.5 billion 0.425% Next $2.5 billion 0.395% Next $2.5 billion 0.375% Next $2.5 billion 0.355% Thereafter 0.335%
DWS Communications Fund	First $100 million 1.000% Next $100 million 0.900% Next $100 million 0.850% Next $200 million 0.800% Next $500 million 0.730% Next $500 million 0.680% Thereafter 0.650%
DWS Core Equity Fund	First $250 million 0.365% Next $750 million 0.360% Next $1.5 billion 0.355% Next $5.0 billion 0.345% Next $5.0 billion 0.335% Next $5.0 billion 0.325% Thereafter 0.300%
DWS CROCI® Equity Dividend Fund	First $250 million 0.630% Next $750 million 0.600% Next $1.5 billion 0.580% Next $2.5 billion 0.560% Next $2.5 billion 0.530% Next $2.5 billion 0.520% Next $2.5 billion 0.510% Thereafter 0.500%(2)
DWS CROCI® U.S. Fund	First $1.5 billion 0.425% Next $500 million 0.400% Next $1.0 billion 0.375% Next $1.0 billion 0.350% Next $1.0 billion 0.325% Thereafter 0.300%
DWS ESG Core Equity Fund	First $250 million 0.465% Next $750 million 0.460% Next $1.5 billion 0.455% Next $5 billion 0.445% Next $5 billion 0.435% Next $5 billion 0.425% Thereafter 0.400%(2)
DWS Health and Wellness Fund	First $500 million 0.765% Thereafter 0.715%
DWS Large Cap Focus Growth Fund	First $1.5 billion 0.615% Next $500 million 0.565% Thereafter 0.515%

Fund Name	Management Fee Rate
DWS Science and Technology Fund	First $250 million 0.480% Next $750 million 0.450% Next $1.5 billion 0.430% Next $2.5 billion 0.410% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Next $2.5 billion 0.340% Thereafter 0.320%
DWS Small Cap Core Fund	First $250 million 0.650% Next $250 million 0.620% Next $500 million 0.615% Next $4.0 billion 0.565% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Thereafter 0.520%(2)
DWS Small Cap Growth Fund	First $500 million 0.650% Next $1 billion 0.600% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Next $2.5 billion 0.520% Thereafter 0.510%
Index-Related Funds
Deutsche DWS Equity 500 Index Portfolio	0.050%
DWS Equity 500 Index Fund	0.000%(3)
DWS S&P 500 Index Fund	0.000%(3)
International/Global Equity Funds
DWS CROCI® International Fund	First $2.5 billion 0.565% Next $2.5 billion 0.545% Next $5.0 billion 0.525% Next $5.0 billion 0.515% Thereafter 0.465%
DWS Emerging Markets Equity Fund	0.700%
DWS ESG International Core Equity Fund	0.65%
DWS Global Macro Fund	First $2.5 billion 0.600% Next $2.5 billion 0.595% Next $2.5 billion 0.565% Next $2.5 billion 0.555% Next $2.5 billion 0.545% Thereafter 0.535%
DWS Global Small Cap Fund	0.80%
DWS International Growth Fund	0.62%
DWS Latin America Equity Fund	First $400 million 1.000% Next $400 million 0.900% Thereafter 0.800%
Insurance/Annuity Funds

Fund Name	Management Fee Rate
DWS Alternative Asset Allocation VIP	(a) 0.100% of the fund’s average daily net assets invested in exchange- traded funds and mutual funds; and (b) 1.00% of the fund’s average daily net assets not covered in (a) above(1)
DWS Bond VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%
DWS Capital Growth VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%
DWS Core Equity VIP	First $250 million 0.390% Next $750 million 0.365% Thereafter 0.340%
DWS CROCI® International VIP	First $500 million 0.650% Thereafter 0.600%
DWS CROCI® U.S. VIP	First $250 million 0.600% Next $750 million 0.575% Next $1.5 billion 0.550% Next $2.5 billion 0.525% Next $2.5 billion 0.500% Next $2.5 billion 0.475% Next $2.5 billion 0.450% Thereafter 0.425%
DWS Equity 500 Index VIP	First $1 billion 0.200% Next $1 billion 0.175% Thereafter 0.150%
DWS Global Equity VIP	First $1.5 billion 0.650% Next $1.75 billion 0.635% Next $1.75 billion 0.620% Thereafter 0.605%
DWS Global Income Builder VIP	First $250 million 0.370% Next $750 million 0.345% Thereafter 0.310%
DWS Global Small Cap VIP	0.80%
DWS High Income VIP	First $250 million 0.500% Next $750 million 0.470% Next $1.5 billion 0.450% Next $2.5 billion 0.430% Next $2.5 billion 0.400% Next $2.5 billion 0.380% Next $2.5 billion 0.360% Thereafter 0.340%

Fund Name	Management Fee Rate
DWS Government Money Market VIP	First $500 million 0.235% Next $500 million 0.220% Next $1.0 billion 0.205% Thereafter 0.190%
DWS International Growth VIP	0.62%
DWS Small Cap Index VIP	0.350%
DWS Small Mid Cap Growth VIP	First $250 million 0.550% Next $750 million 0.525% Thereafter 0.500%
DWS Small Mid Cap Value VIP	First $250 million 0.650% Next $750 million 0.620% Next $1.5 billion 0.600% Next $2.5 billion 0.580% Next $2.5 billion 0.550% Next $2.5 billion 0.540% Next $2.5 billion 0.530% Thereafter 0.520%
Money Market Funds
Cash Account Trust – DWS Government & Agency Securities Portfolio	First $500 million 0.120% Next $500 million 0.100% Next $1.0 billion 0.075% Next $1.0 billion 0.060% Thereafter 0.050%(4)
Cash Account Trust – DWS Tax-Exempt Portfolio	First $500 million 0.120% Next $500 million 0.100% Next $1.0 billion 0.075% Next $1.0 billion 0.060% Thereafter 0.050%(4)
DWS ESG Liquidity Fund	First $1.0 billion 0.1500% Next $3.0 billion 0.1325% Thereafter 0.1200%
DWS Government Cash Management Fund	0.00%(5)
DWS Government Cash Reserves Fund Institutional	0.00%(5)
DWS Government Money Market Series	0.000%(5)
DWS Money Market Prime Series	First $215 million 0.400% Next $335 million 0.275% Next $250 million 0.200% Next $800 million 0.150% Next $800 million 0.140% Next $800 million 0.130% Thereafter 0.120%
Government Cash Management Portfolio	First $3 billion 0.1200% Next $4.5 billion 0.1025% Thereafter 0.0900%
Investors Cash Trust – DWS Treasury Portfolio	0.050%

(1)
Shareholders of a fund also indirectly bear their pro rata share of the operating expenses, including the management fee paid to DIMA or other investment advisor, of the underlying funds in which a fund invests.
(2)
The fund’s management fee rate includes administrative services provided by DIMA which are necessary for the fund’s operation as an open-end investment company.
(3)
The fund invests substantially all its assets in Deutsche DWS Equity 500 Index Portfolio (Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee at an annual rate of 0.05% or 0.15% of the daily net assets of DWS Equity 500 Index Fund or DWS S&P 500 Index Fund, respectively.
(4)
The fund’s management fee is computed based on the combined average daily net assets of the DWS Government & Agency Securities Portfolio and DWS Tax-Exempt Portfolio, each a series of Cash Account Trust, and allocated among each fund based upon relative net assets. DIMA has contractually agreed to reduce its management fee for DWS Government & Agency Securities Portfolio such that after the allocation of the fee to each series of Cash Account Trust, the amount payable by DWS Government & Agency Securities Portfolio will be limited to 0.05% of its average daily net assets.
(5)
The fund invests substantially all its assets in Government Cash Management Portfolio (the Master Fund). DIMA receives a management fee from the Master Fund. In the event that the fund withdraws its investment in the Master Fund, DIMA would become responsible for directly managing the assets of the fund. In such event, the fund would pay DIMA a management fee directly, which amount would be approved by the Board for DWS Government Cash Management Fund and DWS Government Cash Reserves Fund Institutional, and for DWS Government Money Market Series the management fee rate would be as follows: (a) first $3 billion 0.1200%; (b) next $4.5 billion 0.1025%; and (c) thereafter 0.0900%.
Fee payable to DIMA for administrative services. DWS CROCI® Equity Dividend Fund and DWS ESG Core Equity Fund do not pay DIMA a separate administrative services fee. Each fund, except those noted below, pays DIMA an administrative services fee, computed daily and paid monthly, of 0.097% of a fund’s average daily net assets. Deutsche DWS Equity 500 Index Portfolio and Government Cash Management Portfolio each pay DIMA an administrative services fee, computed daily and paid monthly, of 0.030% of a fund’s average daily net assets.
Fees payable to DIMA for fund accounting services. Currently, DIMA receives no fee for its services to DWS CROCI® Equity Dividend Fund; however, subject to Board approval, DIMA may seek payment from the fund for fund accounting services in the future.
DIMA receives an annual fee from DWS ESG Core Equity Fund for fund accounting services equal to 0.015% of its average daily net assets.
Fee payable to DSC for transfer agency and shareholder services. DSC receives an annual fixed fee and annual per account fees. The annual fixed and per account fees are charged each month on a prorated basis to each class of the funds based on the number of open accounts within the class during the month. The DWS money market funds pay additional fixed fees for certain services specific to the DWS money market funds. Smaller fees are also charged for closed accounts for which information must be retained on DSC’s system for up to 18 months after closing for tax reporting purposes.
Certain out-of-pocket expenses incurred by DSC, including expenses of printing and mailing routine fund documents, costs of record retention and transaction processing costs are reimbursed by a fund or are paid directly by a fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping fees in excess of 0.25%, printing of shareholder educational materials and processing of proxy statements, may only be reimbursed by a fund with the prior approval of the Board.

Fees payable to Subadvisors by DIMA for subadvisory services.
The following sets forth information relating to subadvisory fees paid by DIMA to each of the applicable funds' Subadvisors that are not affiliated with DIMA. The subadvisory fee paid by DIMA for each of the following funds is computed daily and payable monthly, at the annual percentage rate of the daily net assets overseen by the Subadvisor, unless otherwise noted.
Fund Name	Subadvisor	Subadvisor Fee Rate
Index-Related Funds
Deutsche DWS Equity 500 Index Portfolio	NTI	First $2.0 billion 0.015% Next $2.0 billion 0.010% Thereafter 0.005%
Insurance/Annuity Funds
DWS Equity 500 Index VIP	NTI	First $2.0 billion 0.015% Next $2.0 billion 0.010% Thereafter 0.005%
DWS Small Cap Index VIP	NTI	First $100 million 0.080% Next $400 million 0.040% Thereafter 0.020%
International/Global Equity Funds
DWS Latin America Equity Fund	IUAM	50%, after the effect of waivers, of the management fee payable to DIMA pursuant to the Investment Management Agreement, as in effect from time to time

Part II: Appendix II-D—Financial Services Firms’ Compensation
General. DDI may pay compensation to financial intermediaries in connection with the sale of fund shares as described below. In addition, financial intermediaries may receive compensation for post-sale shareholder or administrative services from DDI or directly from a fund as described below.
In addition to the discounts or commissions described herein and in the prospectus, DDI, the Advisor or its affiliates may pay or allow additional discounts, commissions or incentives, in the form of cash, to firms that sell shares of a fund (see “Financial Intermediary Support Payments” under “Part II: Purchase and Redemption of Shares”).
Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a fund for their clients, and DDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.
Retail Funds: Class A, Class T, Class C and Class R Shares
Class A Shares: The fund receives the entire net asset value of all its Class A shares sold. DDI, as principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount is set forth in the sales charge tables set forth in Appendix II-F. Upon notice to all dealers, DDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933 Act.
DDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a fund in accordance with the Large Order NAV Purchase Privilege and the compensation schedule up to the following amounts:
Compensation Schedule: Retail Sales and DWS/Ascensus 403(b) Plan(1)
Amount of Shares Sold	As a Percentage of Net Asset Value
$250,000 to $2,999,999	0.75%(2)
$250,000 to $49,999,999	0.50%(3) 0.75%(4)
$250,000 to $4,999,999	1.00%(5)
$5,000,000 to $9,999,999	0.55%(5)(8)
$1 million to $2,999,999	0.85%(6) 1.00%(7)
$1 million to $4,999,999	1.00%(8)
$3 million to $49,999,999	0.50%(9)
$10 million to $49,999,999	0.50%(5)(8)
$50 million and greater	0.25%(10)
(1)
For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DDI will consider the cumulative amount invested by the purchaser in a fund and other funds including purchases pursuant to the “Combined Purchases,” “ Letter of Intent ” and “ Cumulative Discount ” features referred to in the “Purchases” sub-heading of the “Purchase and Redemption of Shares” section of this SAI.
(2)
Applicable to the following funds: DWS CROCI® U.S. Fund, DWS International Growth Fund and DWS RREEF Real Assets Fund.

(3)
Applicable to the following fund: DWS GNMA Fund.
(4)
Applicable to the following funds: DWS Short Duration Fund and DWS Short-Term Municipal Bond Fund.
(5)
Applicable to the following funds: DWS California Tax-Free Income Fund, DWS Intermediate Tax-Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund, DWS Strategic High Yield Tax-Free Fund and DWS Total Return Bond Fund.
(6)
Applicable to the following funds: DWS Global High Income Fund, DWS High Income Fund, DWS Emerging Markets Fixed Income Fund and DWS ESG Global Bond Fund.
(7)
Applicable to all equity funds except those in footnote (2).
(8)
Applicable to DWS Floating Rate Fund.
(9)
Applicable to all income and equity funds except those noted in footnotes (3), (4), (5) and (8).
(10)
Applicable to all income and equity funds.
As described in the relevant prospectus(es) under “Annual Fund Operating Expenses” table and in the “Class A NAV Sales” sub-heading under the “Investing in the Fund(s)” section, Class A shares may be sold at net asset value without a sales charge in certain circumstances to certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families. DDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased. In addition, Class A shares of certain DWS mutual funds may participate in a no-load network, platform or self-directed brokerage account offered by a financial service firm that has entered into an agreement with DDI as further described in the relevant prospectus(es). The DWS mutual funds may collectively pay a financial service firm a one-time set-up fee of up to $25,000 to participate in such a no-load network, platform or self-directed brokerage account.
Compensation for Class C Shares. DDI currently pays firms for sales of Class C shares a distribution fee, generally payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. Except as provided below, for sales of Class C shares, DDI advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares, and, for periods after the first year, DDI pays firms for sales of Class C shares a distribution fee, generally payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record-keeping system made available through ADP, Inc. under an alliance with DDI and its affiliates, DDI does not advance the first year distribution fee and for periods after the date of sale, DDI currently pays firms a distribution fee, generally payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DDI is compensated by a fund for services as distributor and principal underwriter for Class C shares.
Compensation for Class R Shares. For sales of Class R shares, DDI currently pays firms a distribution fee, generally payable quarterly, at an annual rate of 0.25% based on net assets attributable to Class R shares maintained and serviced by the firm.
Service Fees for Class A, Class C and Class R Shares: With respect to Class A and Class R shares of a fund, DDI pays each firm a service fee, generally payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A and Class R shares of a fund, generally commencing immediately after investment. With respect to Class C shares of a fund, DDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. DDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates. For periods after the first year, DDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and generally paid quarterly) of the net assets attributable to Class C shares of a fund maintained and serviced by the firm (see “Retail Funds: Class A, Class C and Class R Shares” under “Part II: Distribution and Service Agreements and Plans”).

Compensation for Class T Shares: DDI reallows to dealers the full applicable Class T front-end sales charge. In addition, DDI compensates firms for providing distribution and/or distribution related services, including shareholder services, to Class T shares by paying the firm a fee, generally payable quarterly, at an annual rate of 0.25% of net assets attributable to Class T shares maintained and serviced by the firm commencing immediately after investment (see “Retail Funds: Class T Shares” under “Part II: Distribution and Service Agreements and Plans”).
Retail Funds: Institutional Class, Class R6 and Class S Shares
Compensation for Institutional Class, Class R6 and Class S Shares. There are no sales charges for Institutional, Class R6 and Class S shares of a fund.
Money Market Funds (except DWS Cash Investment Trust Class A and Class C Shares)
DWS Money Market Fund: For DWS Money Market Fund shares, a series of DWS Money Market Prime Series, DDI may in its discretion pay compensation, in amounts not to exceed 0.50% of net asset value, to firms in connection with the sales of fund shares to employee benefit plans in excess of $3 million using the OmniPlus subaccount record-keeping system maintained by ADP, Inc. for DWS Retirement Plans under an alliance with DDI and its affiliates.
Service Shares-Cash Account Trust: For the Service Shares classes of the DWS Government & Agency Securities Portfolio and the DWS Tax-Exempt Portfolio of Cash Account Trust, DDI normally pays firms a fee for distribution and administrative services, payable monthly, at a maximum annual rate of up to 0.60% of average daily net assets of Service Shares held in accounts that they maintain and service.
Managed Shares-Cash Account Trust: For the Government Cash Managed Shares class of the DWS Government & Agency Securities Portfolio of Cash Account Trust and the Tax-Exempt Cash Managed Shares class of the DWS Tax-Exempt Portfolio of Cash Account Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.15% of average daily net assets of Managed Shares held in accounts that they maintain and service.
Institutional Reserved Shares–Investors Cash Trust: For the Institutional Reserved Shares class of the DWS ESG Liquidity Fund, a series of Investors Cash Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Reserved Shares held in accounts that they maintain and service.
Institutional Shares–Investors Cash Trust: For the Institutional Shares class of the DWS Treasury Portfolio, a series of Investors Cash Trust, DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.05% of average daily net assets of Institutional Shares held in accounts that they maintain and service.
Tax-Free Investment Class-Cash Account Trust and Investment Class Shares-Investors Cash Trust: For the Tax-Free Investment Class of the DWS Tax-Exempt Portfolio of Cash Account Trust and the Investment Class Shares of the DWS Treasury Portfolio of Investors Cash Trust (collectively, “Investment Class”), DDI normally pays firms a fee for distribution services, payable monthly, at a maximum annual rate of up to 0.25% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service and DDI normally pays firms a fee for administrative services, payable monthly, at a maximum annual rate of up to 0.07% of average daily net assets of shares of the Investment Class held in accounts that they maintain and service.
Shareholder Services Plan for DWS Government Cash Management Fund – Institutional Class and DWS Government Cash Reserves Fund Institutional – Institutional Class: DWS Government Cash Management Fund – Institutional Class and DWS Government Cash Reserves Fund Institutional – Institutional Class, each a series and class of Deutsche DWS Money Market Trust, pursuant to a shareholder service plan, may pay financial services firms a service fee at an annual rate of up to 0.25 of 1% of the average daily net assets of shares of the applicable fund and class held in accounts that the firm maintains and services.

Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds: For each fund of Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds that has authorized the issuance of Class B shares (including Class B2 shares of DWS Equity 500 Index VIP), each fund has adopted a distribution plan under Rule 12b-1 (Plan) that provides for fees for distribution and shareholder servicing activities payable through DDI to participating insurance companies as an expense of the Class B shares or Class B2 shares in an amount of up to 0.25% of the average daily net assets of Class B shares or Class B2 shares held by the insurance company.

Part II: Appendix II-E—Firms With Which DWS Has Revenue Sharing Arrangements
The list of financial representatives below is as of June 30, 2020. Any additions, modifications or deletions to the list of financial representatives identified below that have occurred since June 30, 2020 are not reflected. You can ask your financial representative if it receives revenue sharing payments from the Advisor, the Distributor and/or their affiliates.
Channel: Broker-Dealers and Financial Representatives; Retirement
Advisor Group
Ameriprise
Cambridge Investment Research, Inc.
Cetera Financial Group
Citigroup Global Markets, Inc.
Commonwealth Financial Network
Deutsche Bank Group
Goldman Sachs & Co.
Great West
Avantax Investment Service, Inc.
Hooker & Holcombe Retirement Services, Inc.
Huntington Investment Company
John Hancock Distributors LLC
Ladenburg Thalmann
LPL Financial
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley Wealth Management
Northwestern Mutual Investment Services
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc.
UBS Financial Services
Voya Financial
Wells Fargo Advisors, LLC
Channel: Cash Product Platform
Allegheny Investments LTD
Bank of America/Merrill Lynch
BMO Capital Markets
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co. Inc.
Chicago Mercantile Exchange
Church Greg Adams Sec. Corp.
Citibank Global Markets
Computershare Trust Company
Deutsche Bank Group
Fiduciary Trust Co. – International
First Southwest Company
FIS Brokerage & Securities Services LLC
Goldman Sachs & Co.
Institutional Cash Distributors, LLC
J.P. Morgan Clearing Corp.
J.P. Morgan Securities LLC

Lincoln Investment Planning
LPL Financial
My Treasury
Pershing Choice Platform
Raymond James & Associates
SAMCO Capital Markets
State Street Bank & Trust Company
State Street Global Markets
The Bank of New York Mellon
Treasury Brokerage LLC
Union Bank
US Bancorp
Ultimus Fund Solutions LLC
Weston Securities Corp.
William Blair & Company
Channel: Third Party Insurance Platforms
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
American Maturity Life Insurance Company
Ameritas Life Insurance Group
Annuity Investors Life Insurance Company
CM Life Insurance Company
Columbus Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
EquiTrust Life Insurance Company
Farm Bureau Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance Co. – Manulife Insurance Co.
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Financial Distributors
Lincoln Financial Group
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Company
MetLife Group
Minnesota Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Life Insurance Company & Its Affiliates
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company

Protective Life Insurance
Prudential Insurance Company of America
RiverSource Life Insurance Company
Security Benefit Life Insurance Company
Sun Life Insurance Company
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company
Zurich American Life Insurance Company of New York

Part II: Appendix II-F—Class A and Class T Sales Charge Schedule
Class A Purchases. The public offering price of Class A shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below. Initial sales charges do not apply to Money Market Funds and Variable Insurance Funds, which includes Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds.
International/Global Equity funds: DWS Emerging Markets Equity Fund, DWS ESG International Core Equity Fund, DWS Global Macro Fund, DWS Global Small Cap Fund, DWS CROCI® International Fund and DWS Latin America Equity Fund; US Equity funds: DWS Capital Growth Fund, DWS Communications Fund, DWS Core Equity Fund, DWS CROCI® Equity Dividend Fund, DWS Health and Wellness Fund, DWS Large Cap Focus Growth Fund, DWS ESG Core Equity Fund, DWS Science and Technology Fund, DWS Small Cap Core Fund and DWS Small Cap Growth Fund; Real Assets funds: DWS Enhanced Commodity Strategy Fund, DWS RREEF Global Infrastructure Fund, DWS RREEF Global Real Estate Securities Fund and DWS RREEF Real Estate Securities Fund; Asset Allocation funds: DWS Global Income Builder Fund, DWS Multi-Asset Conservative Allocation Fund, DWS Multi-Asset Growth Allocation Fund and DWS Multi-Asset Moderate Allocation Fund.
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.20%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	.00***	.00***	.00****
International/Global Equity fund: DWS International Growth Fund; US Equity fund: DWS CROCI ® U.S. Fund; Real Assets fund: DWS RREEF Real Assets Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.20%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 and over	.00***	.00***	.00****
Taxable Fixed-Income funds: DWS Emerging Markets Fixed Income Fund, DWS Global High Income Fund, DWS ESG Global Bond Fund and DWS High Income Fund; Index-Related fund: DWS S&P 500 Index Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.60%	2.67%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million and over	0.00***	0.00***	0.00****

Tax-Free Income funds: DWS California Tax-Free Income Fund, DWS Intermediate Tax-Free Fund, DWS Managed Municipal Bond Fund, DWS Massachusetts Tax-Free Fund, DWS New York Tax-Free Income Fund and DWS Strategic High Yield Tax-Free Fund; Taxable Fixed-Income fund: DWS GNMA Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****
Taxable Fixed-Income fund: DWS Floating Rate Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.25%	2.30%	1.75%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 but less than $1 million	1.00%	1.01%	1.00%
$1 million and over	0.00***	0.00***	0.00****
Taxable Fixed-Income fund: DWS Total Return Bond Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.75%	2.83%	2.25%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 and over	0.00***	0.00***	0.00****
Tax-Free Income fund: DWS Short-Term Municipal Bond Fund; Taxable Fixed-Income fund: DWS Short Duration Fund:
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price*	As a Percentage of Net Asset Value**	Allowed to Dealers as a Percentage of Offering Price
Less than $100,000	2.25%	2.30%	1.75%
$100,000 but less than $250,000	1.75%	1.78%	1.25%
$250,000 and over	0.00***	0.00***	0.00****
*
The offering price includes the sales charge.
**
Rounded to the nearest one-hundredth percent.
***
Redemption of shares may be subject to a contingent deferred sales charge.
****
Commission is payable by DDI.

Class T Purchases. The public offering price of Class T shares for purchasers choosing an initial sales charge alternative is the net asset value plus a sales charge, as set forth below.
	Sales Charge
Amount of Purchase	As a Percentage of Offering Price(1)(2)	As a Percentage of Net Asset Value(3)	Allowed to Dealers as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 but less than $500,000	2.00%	2.04%	2.00%
$500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 and over	1.00%	1.01%	1.00%
(1)
The offering price includes the sales charge.
(2)
Subsequent purchases cannot be aggregated with prior purchases to qualify for reduced sales charge.
(3)
Rounded to the nearest one-hundredth percent.

Part II: Appendix II-G—Investments, Practices and Techniques, and Risks
To the extent that a fund invests in an Underlying Fund, or one or more affiliated funds, certain of these risks would also apply to that fund.
Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at periodic intervals, usually by reference to a predetermined interest rate index. Adjustable rate securities include US Government securities and securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. There are three main categories of interest rate indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), the prime rate of a specific bank or commercial paper rates. As with fixed-rates securities, changes in market interest rates and changes in the issuer’s creditworthiness may affect the value of adjustable rate securities.
Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (Cost of Funds Index), tend to lag behind changes in market rate levels and tend to be somewhat less volatile. To the extent that the Cost of Funds index may reflect interest changes on a more delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds index may remain higher for a longer period of time than other market interest rates, which may result in a higher level of principal prepayments on adjustable rate securities which adjust in accordance with the Cost of Funds index than adjustable rate securities which adjust in accordance with other indices. In addition, dislocations in the member institutions of the 11th District Federal Home Loan Bank in recent years have caused and may continue to cause the Cost of Funds index to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds index as compared to other indices based upon specific interest rates may be affected by changes in the method used to calculate the Cost of Funds index.
If prepayments of principal are made on the securities during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate securities held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (cap rates) for a particular adjustable rate security. Also, a fund’s net asset value could vary to the extent that current yields on adjustable rate securities are different than market yields during interim periods between coupon reset dates.
During periods of declining interest rates, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate securities is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. Interest rate declines may result in accelerated prepayment of adjustable rate securities, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.
The United Kingdom’s Financial Conduct Authority has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Concerted industry efforts are underway to identify and establish a replacement rate to LIBOR. As such, the potential effect of a transition away from LIBOR on a fund or the instruments in which a fund invests, including any instrument that does not include a provision specifying the replacement reference rate if LIBOR is no longer available (a “fallback provision”), cannot yet be determined. The transition process may involve, among other things, the risk of increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may also result in a reduction in the value of certain instruments held by a fund or reduce the effectiveness of related fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a fund.

Advance Refunded Bonds. A fund may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of US Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase.
Asset-Backed Securities. A fund may invest in securities generally referred to as asset-backed securities. Asset-backed securities are securities that directly or indirectly represent interests in, or are secured by and payable from, an underlying pool of assets such as (but not limited to) first lien mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, and receivables from revolving credit (i.e., credit card) agreements and trade receivables. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest may be dependent upon the cash flow generated by the underlying assets backing the securities and, in certain cases, may be supported by some form of credit enhancement (for more information, see Credit Enhancement). The degree of credit enhancement provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit enhancement could adversely affect the return on an investment in such a security. The value of the securities also may change because of changes in interest rates or changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Additionally, since the deterioration of worldwide economic and liquidity conditions that became acute in 2008, asset-backed securities have been subject to greater liquidity risk. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and a fund generally has no recourse against the entity that originated the loans.
Because asset-backed securities may not have the benefit of a security interest in the underlying assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Furthermore, most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
The yield characteristics of the asset-backed securities in which a fund may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently on asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Because prepayment of principal generally occurs during a period of declining interest rates, a fund may generally have to reinvest the proceeds of such prepayments at lower interest rates. Therefore, asset-backed securities may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.
Other Asset-Backed Securities. The securitization techniques used to develop mortgage-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates of Automobile ReceivablesSM (CARSSM) and Collateralized Loan Obligations (CLOs). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. CLOs represent interests in a trust whose underlying assets consist of a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. CLOs issue classes or “tranches” that vary in risk and yield. A CLO may experience substantial losses attributable to defaults on underlying assets. Such losses will be borne first by the holders of subordinate tranches. A fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
A fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the 1933 Act may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.
The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require a fund to dispose of any then-existing holdings of such securities.
Asset-Indexed Securities. A fund may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The purchase of asset-indexed securities also exposes a fund to the credit risk of the issuer of the asset-indexed securities.
Asset Segregation. Certain investment transactions expose a fund to an obligation to make future payments to third parties. Examples of these types of transactions, include, but are not limited to, reverse repurchase agreements, short sales, dollar rolls, when-issued, delayed-delivery or forward commitment transactions and certain derivatives such as swaps, futures, forwards, and options. To the extent that a fund engages in such transactions, a fund will (to the extent required by applicable law) either: (1) segregate cash or liquid assets in the prescribed amount; or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment. If a fund segregates sufficient cash or other liquid assets or otherwise “covers” its obligations under such transactions, a fund will not consider the transactions to be borrowings for purposes of its investment restrictions or “senior securities” under the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement under the 1940 Act otherwise applicable to borrowings by a fund.

In some cases (e.g., with respect to futures and forwards that are contractually required to “cash–settle”), a fund will segregate cash or other liquid assets with respect to the amount of the daily net (marked-to-market) obligation arising from the transaction, rather than the notional amount of the underlying contract. By segregating assets in an amount equal to the net obligation rather than the notional amount, a fund will have the ability to employ leverage to a greater extent than if it set aside cash or other liquid assets equal to the notional amount of the contract, which may increase the risk associated with such transactions.
A fund may utilize methods of segregating assets or otherwise “covering” transactions that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder, or orders issued by the SEC thereunder and, to the extent deemed appropriate by a fund, interpretations and guidance provided by the SEC staff.
Assets used as segregation or “cover” cannot be sold while the position in the corresponding transaction is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund’s assets for segregation and “cover” purposes could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.
Segregating assets or otherwise “covering” for these purposes does not necessarily limit the percentage of the assets of a fund that may be at risk with respect to certain derivative transactions.
Auction Rate Securities. Auction rate securities in which certain municipal funds may invest consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities normally permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities rate adjusts to a maximum rate, specified in the issuer’s offering documents and, in the case of closed-end funds, relevant charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Security holders may sell their shares at the next scheduled auction, subject to the same risk that the subsequent auction will not attract sufficient demand for a successful auction to occur. Broker-dealers may also try to facilitate secondary trading in the auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, many municipal issuers and closed-end funds have experienced, and continue to experience, failed auctions of their auction rate securities. Repeated auction failures have significantly affected the liquidity of auction rate securities, shareholders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuation of such securities are highly speculative. Dividends on auction rate preferred securities issued by a closed-end fund may be reported, generally on Form 1099, as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by a fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes, and the closed-end fund complies with certain requirements under the Code. A fund’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other US registered investment companies, which limitations are prescribed by the 1940 Act.
Bank Loans. Bank loans are typically senior debt obligations of borrowers (issuers) and, as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans that hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes at the time of acquisition is sufficient to service the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. Moody’s and Standard & Poor’s may rate bank loans higher than high yield bonds of the same issuer to reflect their more senior position. A fund may invest in both fixed- and floating-rate loans.
Bank loans may include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow, restrictions on dividend payments and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, i.e., the agent has the right to call the outstanding bank loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. Such mandatory prepayments typically provide that all or a portion of free cash flow be applied to prepay the bank loan in the order of maturity described in the loan documents.
When a fund has an interest in certain types of bank loans, a fund may have an obligation to make additional loans upon demand by the borrower. These commitments may have the effect of requiring a fund to increase its investment in a borrower at a time when it would not otherwise have done so. A fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.
In a typical interest in a bank loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. A fund normally looks to the agent to collect and distribute principal of and interest on a bank loan. Furthermore, a fund looks to the agent to use normal credit remedies, such as to foreclose on collateral; monitor credit loan covenants; and notify the lenders of any adverse changes in the borrower’s financial condition or declarations of insolvency. In the event of a default by the borrower, it is possible, though unlikely, that a fund could receive a portion of the borrower’s collateral. If a fund receives collateral other than cash, such collateral will be liquidated and the cash received from such liquidation will be available for investment as part of a fund’s portfolio. At times a fund may also negotiate with the agent regarding the agent’s exercise of credit remedies under a bank loan. The agent is compensated for these services by the borrower as is set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the bank loan and/or an ongoing fee or other amount.
The loan agreement in connection with bank loans sets forth the standard of care to be exercised by the agents on behalf of the lenders and usually provides for the termination of the agent’s agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.
Under a bank loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash; accounts receivable; inventory; property, plant and equipment; common and preferred stock in its subsidiaries; trademarks, copyrights, patent rights; and franchise value. A fund may also receive guarantees as a form of collateral. In some instances, a bank loan may be secured only by stock in a borrower or its affiliates. A fund may also invest in bank loans not secured by any collateral. The market value of the assets serving as collateral, at the time of investment, in the opinion of the Advisor, sufficiently collateralize the principal amount of the bank loan. The valuations of these assets may be performed by an independent appraisal. If the agent becomes aware that the value of the collateral has declined, the agent may take action as it deems necessary for the protection of its own interests and the interests of the other lenders, including, for example, giving the borrower an opportunity to provide additional collateral or accelerating the loan. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.
Loan agreements frequently require the borrower to make full or partial prepayment of a loan when the borrower engages in asset sales or a securities issuance. Prepayments on bank loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a bank loan to be shorter than its stated maturity. This should, however, allow a fund to reinvest in a new loan and recognize as income any unamortized loan fees. This may result in a new facility fee payable to a fund. Because interest rates paid on bank loans periodically fluctuate with the market, it is expected that the prepayment and a subsequent purchase of a new bank loan by a fund will not have a material adverse impact on the yield of the portfolio. A fund may hold bank loans to maturity unless it has become necessary to adjust a fund’s portfolio in accordance with the Advisor’s view of current or expected economic or specific industry or borrower conditions.
A fund may be required to pay and may receive various fees and commissions in the process of purchasing, selling and holding bank loans. The fee may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are negotiated at the time of transaction, and are paid from the initial commitment indication until loan closing.
If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of bank loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of bank loans that are considered highly leveraged transactions or subject such bank loans to increased regulatory scrutiny, financial institutions may determine to sell such bank loans. Such sales by affected financial institutions may not be at desirable prices, in the opinion of the Advisor. If a fund attempts to sell a bank loan at a time when a financial institution is engaging in such a sale, the price a fund could get for the bank loan may be adversely affected.
Affiliates of the Advisor may participate in the primary and secondary market for bank loans. Because of limitations imposed by applicable law, the presence of the Advisor's affiliates in the bank loan market may restrict a fund's ability to acquire some bank loans, or affect the timing or price of such acquisitions. The Advisor does not believe that this will materially affect a fund's ability to achieve its investment objective. Also, because the Advisor may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Senior loans may not be considered “securities,” and purchasers, such as a fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.
Loan Participations and Assignments. A fund’s investments in bank loans are expected in most instances to be in the form of participations in bank loans (Participations) and assignments of portions of bank loans (Assignments) from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender.
When a fund buys an Assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are Assignments and would therefore generally represent the preponderance of bank loans held by a fund. When a fund is a purchaser of an Assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning lender.
In certain cases, a fund may buy bank loans on a participation basis, if for example, a fund did not want to become party to the bank agreement. With respect to any given bank loan, the rights of a fund when it acquires a Participation may be more limited than the rights of the original lenders or of investors who acquire an Assignment. Participations typically will result in a fund having a contractual relationship only with the lender and not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the bank loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the bank loan in which it has purchased the Participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
In the case of loan Participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the Participation does not shift to a fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may pay a fee or forego a portion of interest payments to the lender selling a Participation or Assignment under the terms of such Participation or Assignment. In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan Participation and could suffer a loss of principal or interest.
Participations and Assignments involve credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a Participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct Assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.
A fund may have difficulty disposing of Assignments and Participations. Because no liquid market for these obligations typically exists, a fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for a fund to assign a value to those securities for purposes of valuing a fund’s portfolio and calculating its net asset value.
Borrowing. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to permitted borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of a fund's holdings may be disadvantageous from an investment standpoint.
Credit Facility. A fund and other affiliated funds (“Participants”) share in a revolving credit facility provided by a syndication of banks. A fund may borrow money under this credit facility for temporary or emergency purposes, including the funding of shareholder redemption requests, that otherwise might require the untimely disposition of securities. Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is charged to a fund on its borrowings at current commercial rates. A fund can prepay loans at any time and may at any time terminate, or from time to time reduce, without the payment of a premium or penalty, its commitment under the credit facility subject to compliance with certain conditions.
Borrowing may exaggerate changes in the net asset value of fund shares and in the return on a fund’s portfolio. Borrowing will cost a fund interest expense and other fees, which may reduce a fund’s return. A fund is required to maintain continuous asset coverage with respect to its borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it is not advantageous to do so. There is no assurance that a borrowing strategy will be successful. Upon the expiration of the term of a fund’s existing credit arrangement, the lender may not be willing to extend further credit to a fund or may only be willing to do so at an increased cost to a fund. If a fund is not able to extend its credit arrangement, it may be required to liquidate holdings to repay amounts borrowed from the lender. In addition, if a fund’s assets increase, there is no assurance that the lender will be willing to make additional loans to a fund in order to allow it to borrow the amounts desired by a fund to facilitate redemptions.
Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (Brady Plan). Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the residual risk). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.
Cash Management Vehicles. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund’s open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of unaffiliated money market funds, or affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each money market fund in which it invests. The money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.
Commercial Paper. A fund may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.
Commodity Pool Operator Exclusion. The Advisor currently intends to operate the fund (unless otherwise noted) in compliance with the requirements of Rule 4.5 of the Commodity Futures Trading Commission (CFTC). As a result, a fund is not deemed to be a “commodity pool” under the Commodity Exchange Act (CEA) and will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions for other than bona fide hedging purposes. Provided a fund operates within the limits of Rule 4.5 of the CFTC, a fund will be excluded from registration with and regulation under the CEA and the Advisor will not be deemed to be a “commodity pool operator” with respect to the operations of a fund. If a fund were no longer able to claim the exclusion, the fund and the Advisor would be subject to regulation under the CEA.
Commodity Pool Operator Regulation. DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund are unable to rely on the exclusion from CFTC Rule 4.5 and therefore will be subjected to regulation under the CEA and CFTC rules as a commodity pool. The Advisor is currently registered with the National Futures Association as a “commodity pool operator” and a “commodity trading advisor” and the Advisor will act as such with respect to the operation of a fund. As a result, the Advisor and the fund are subject to dual regulation by the CFTC and the SEC. The CFTC recently adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC regulations. Pursuant to the CFTC harmonization regulations, the Advisor and the fund may elect to meet the requirements of certain CFTC regulations by complying with specific SEC rules and regulations relating to disclosure and reporting requirements. The CFTC could deem the fund or the Advisor in violation of an applicable CFTC regulation if the fund or the Advisor failed to comply with a related SEC regulatory requirement under the CFTC harmonization regulations. The fund and the Advisor will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations even if they elect substitute compliance under the CFTC harmonization regulations. Compliance with the CFTC regulations could increase the fund’s expenses, adversely affecting investment returns. Investors in a fund and their financial representatives should consider whether a fund’s status as a “commodity pool” impacts their operations or status under the CEA in deciding whether to invest in a fund.
Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a fund may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.
Convertible Securities. A fund may invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities that are convertible (by the holder or by the issuer) into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, a fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on a fund’s ability to achieve its investment objectives. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tend to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market values of convertible securities typically change as the market values of the underlying common stocks change, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs).
Contingent convertible securities (CoCos) . A contingent convertible security, or CoCo, is a type of convertible security typically issued by a non-U.S. bank that, upon the occurrence of a specified trigger event, may be (i) convertible into equity securities of the issuer at a predetermined share price; or (ii) written down in liquidation value. Trigger events are identified in the documents that govern the CoCo and may include a decline in the issuer’s capital below a specified threshold level, an increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events, such as a change in regulatory capital requirements. CoCos are designed to behave like bonds in times of economic health yet absorb losses when the trigger event occurs. CoCos are generally considered speculative and the prices of CoCos may be volatile.
With respect to CoCos that provide for conversion of the CoCo into common shares of the issuer in the event of a trigger event, the conversion would deepen the subordination of the investor, creating a greater risk of loss in the event of bankruptcy. In addition, because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all). With respect to CoCos that provide for the write down in liquidation value of the CoCo in the event of a trigger event, it is possible that the liquidation value of the CoCo may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital levels below a specified threshold, the liquidation value of the CoCo may be reduced in whole or in part. The write-down of the CoCo’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the CoCo is based on par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
Credit Enhancement. Mortgage-backed securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties; through various means of structuring the transaction; or through a combination of such approaches. A fund may pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security.
The ratings of mortgage-backed securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.
Certain of a fund’s other investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the third party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to a fund and affect a fund’s share price.
Currency Strategies. In addition to a fund’s main investment strategy, certain funds seek to enhance returns by employing proprietary quantitative, rules-based methodology currency strategies using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular forward currency contracts. These currency strategies are long/short rules-based strategies that offer a core approach to currency investing by investing across a diversified pool of developed and emerging market currencies. There are three strategies:
Carry strategy: Carry trades are widely known in currency markets. In a carry trade low interest rate currencies are systematically sold and high interest rate currencies are systematically bought. Such a strategy seeks to exploit what academics call “forward-rate bias” or the “forward premium puzzle,” that is, circumstances where the forward rate is not an unbiased estimate of the future spot. Positive returns may occur when an investor’s gain from interest rate differentials between the high yielding and low yielding jurisdictions exceed any losses from currency rate movements between the relevant currencies.
Momentum strategy: This strategy is based on the observation that many exchange rates have followed multi-year trends. A strategy that follows a multi-year trend may make positive returns over time. The segmentation of currency market participants, with some acting quickly on news while others respond more slowly is one reason why, in some circumstances, trends may emerge and can be protracted.
Valuation strategy: This strategy is based on the observation that in the long-term, currencies have tended to move toward their “fair value.” The goal of the valuation strategy is to seek a profit for the fund by systematically buying “undervalued” currencies and selling “overvalued” currencies in the medium-term. The success of the currency strategies depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the currency strategies. As part of the currency strategies, a fund will be exposed to the risks of non-US currency markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. As a result, the fund’s exposure to foreign currencies could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.
Custodial Receipts. Custodial receipts are interests in separately traded interest and principal component parts of US Government securities that are issued by banks or brokerage firms and are created by depositing US Government securities into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Custodial receipts include Treasury Receipts (TRs), Treasury Investment Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). TIGRs and CATS are interests in private proprietary accounts while TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities (see Zero Coupon Securities). A fund may acquire US Government securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the US Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including TIGRs and CATS. The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying US Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of US Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying US Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service (IRS) has reached a similar conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as a fund. CATS and TIGRs are not considered US Government securities by the staff of the SEC. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by a fund. A fund is not aware of any binding legislative, judicial or administrative authority on this issue.
Depositary Receipts. A fund may invest in sponsored or unsponsored American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as Depositary Receipts). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information regarding the underlying securities or their issuer in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.
Derivatives. A fund may use instruments referred to as derivatives (derivatives). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives often allow a fund to increase or decrease the level of risk to which a fund is exposed more quickly and efficiently than direct investments in the underlying asset or instruments.
A fund may, to the extent consistent with its investment objective and policies, purchase and sell (write) exchange-listed and over-the-counter (OTC) put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars and contracts for difference, and may enter into currency forward contracts, currency futures contracts, currency swaps or options on currencies, or various other currency transactions. In addition, a fund may invest in structured notes. The types of derivatives identified above are not intended to be exhaustive and a fund may use types of derivatives and/or employ derivatives strategies not otherwise described in this Statement of Additional Information or a fund’s prospectuses.
OTC derivatives are purchased from or sold to securities dealers, financial institutions or other parties (Counterparties) pursuant to a bilateral agreement with the Counterparty. As a result, a significant risk of OTC derivatives is counterparty risk. The Advisor monitors the creditworthiness of OTC derivative counterparties and periodically reports to the Board with respect to the creditworthiness of OTC derivative counterparties.

A fund may use derivatives subject to certain limits imposed by a fund’s investment objective and policies (see Investment Restrictions) and the 1940 Act, or by the requirements for a fund to qualify as a regulated investment company for tax purposes (see Taxes) (i) to seek to achieve returns, (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, (iii) to protect a fund’s unrealized gains in the value of its portfolio securities, (iv) to facilitate the sale of such securities for investment purposes, (v) to manage the effective maturity or duration of a fund’s portfolio, (vi) to establish a position in the derivatives markets as a substitute for purchasing or selling (including selling short) particular securities, (vii) for funds that invest in foreign securities, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another (not necessarily the US dollar), or (viii) for any other purposes permitted by law.
A fund may decide not to employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a fund, a fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivatives and price movements of related investments. While some strategies involving derivatives can reduce risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivatives (refer to Asset Segregation for more information relating to asset segregation and cover requirements for derivatives instruments), and the possible inability of a fund to close out or liquidate its derivatives positions.
General Characteristics of Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund’s purchase of a call option on a security, commodity, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. If a fund sells or “writes” a call option, the premium that it receives may partially offset, to the extent of the option premium, a decrease in the value of the underlying securities or instruments in its portfolio or may increase a fund’s income. The sale of put options can also provide income and might be used to protect a fund against an increase in the price of the underlying instrument or provide, in the opinion of portfolio management, an acceptable entry point with regard to the underlying instrument.
A fund may write call options only if they are “covered.” A written call option is covered if a fund owns the security or instrument underlying the call or has an absolute right to acquire that security or instrument without additional cash consideration (or if additional cash consideration is required, liquid assets in the amount of a fund’s obligation are segregated according to the procedures and policies adopted by the Board). For a call option on an index, the option is covered if a fund segregates liquid assets equal to the contract value to the extent required by SEC guidelines. A call option is also covered if a fund holds a call on the same security, index or instrument as the written call option where the exercise price of the purchased call (long position) is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided that liquid assets equal to the difference between the exercise prices are segregated to the extent required by SEC guidelines (see Asset Segregation). Exchange listed options are issued and cleared by a regulated intermediary such as the Options Clearing Corporation (OCC). The OCC ensures that the obligations of each option it clears are fulfilled. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries. OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, or cash delivery for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
As noted above, OTC options are purchased from or sold to Counterparties through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.
There are a number of risks associated with transactions in options. Options on particular securities or instruments may be more volatile than a direct investment in the underlying security or instrument. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Additionally, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given options transaction not to achieve its objective. Disruptions in the markets for the securities underlying options purchased or sold by a fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at a time when trading in the option has also been halted, a fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a fund has expired, a fund could lose the entire value of its option.
During the option period, the covered call writer, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying security or instrument above the sum of the option premium received and the option's exercise price, but as long as its obligations as a writer continue, retains the risk of loss, minus the option premium received, should the price of the underlying security or instrument decline. In writing options, a fund has no control over the time when it may be required to fulfill its obligations as the writer of the option. Once a fund receives an exercise notice for its option, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of covered call options may require the fund to sell portfolio securities at inopportune times or for prices other than current market values, will limit the amount of appreciation the fund can realize above the exercise price of an option on a security, and may cause the fund to hold a security that it might otherwise sell.
In writing put options, there is a risk that a fund may be required to buy the underlying security or instrument at a disadvantageous price if the put option is exercised against a fund. If a put or call option purchased by a fund is not sold when it has remaining value, and if the market price of the underlying security or instrument remains, in the case of a put, equal to or greater than the exercise price, or in the case of a call, less than or equal to the exercise price, a fund will lose the premium that it paid for the option. Also, where a put or call option is purchased as a hedge against price movements in the underlying security or instrument, the price of the put or call option may move more or less than the price of the underlying security or instrument.
The value of options may be adversely affected if the market for such options becomes less liquid or smaller. A fund’s ability to close out its position as a purchaser or seller of an OTC option or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There can be no assurance that a liquid market will exist when a fund seeks to close out an option position either, in the case of a written call option, by buying the option, or, in the case of a purchased put option, by selling the option. The possible reasons for the absence of a liquid options market on an exchange include, but are not limited to the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities the OCC or an exchange to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. A fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.
Special risks are presented by internationally traded options. Because of the differences in trading hours between the US and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when US markets are closed. As a result, option premiums may not reflect the current prices of the underlying interests in the US.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value of and dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying securities and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce a fund’s capital appreciation potential on the underlying security.
The number of call options a fund can write is limited by the number of shares of underlying securities that the fund holds. Furthermore, a fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisor. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
General Characteristics of Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a financial instrument or commodity for a set price on a future date. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A futures contract generally obligates the purchaser to take delivery from the seller of the specific type of financial instrument or commodity underlying the contract at a specific future time for a set price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in the price at which it may purchase a security, currency or commodity and protect against a rise in prices pending the purchase of portfolio securities. A futures contract generally obligates the seller to deliver to the buyer the specific type of financial instrument underlying the contract at a specific future time for a set price. The sale of a futures contract enables a fund to lock in a price at which it may sell a security, currency or commodity and protect against declines in the value of portfolio securities. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
Although most futures contracts call for actual delivery or acceptance of the underlying financial instrument or commodity, the contracts are usually closed out before the settlement date without making, or taking, actual delivery. Futures contracts on financial indices, currency exchange instruments and certain other instruments provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the underlying instruments value (i.e., the index) at the open or close of the last trading day of the contract and futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of underlying financial instrument and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of underlying financial instrument or commodity and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There can be no assurance that a fund will be able to enter into a closing transaction.
When a purchase or sale of a futures contract is made, a fund is required to deposit with the financial intermediary as security for its obligations under the contract “initial margin” consisting of cash, US Government Securities or other liquid assets typically ranging from approximately less than 1% to 15% of the contract amount. The initial margin is set by the exchange on which the contract is traded and may, from time to time, be modified under certain circumstances, such as periods of high volatility. In addition, brokers may establish margin deposit requirements in excess of those required by the exchange. The margin deposits made are marked to market daily and a fund may be required to make subsequent deposits of cash, US Government securities or other liquid assets, called “variation margin” or “maintenance margin,” which reflects the price fluctuations of the futures contract. The purchase of an option on a futures contract involves payment of a premium for the option without any further obligation on the part of a fund. The sale of an option on a futures contract involves receipt of a premium for the option and the obligation to deliver (by physical or cash settlement) the underlying futures contract. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.
There are several risks associated with futures contracts and options on futures contracts. The prices of financial instruments or commodities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash price of a fund’s securities or other assets (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a fund seeks a hedge. Additionally, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, a fund would continue to be required to make daily payments of variation margin. The absence of a liquid market in futures contracts might cause a fund to make or take delivery of the instruments or commodities underlying futures contracts at a time when it may be disadvantageous to do so. The inability to close out positions and futures positions could also have an adverse impact on a fund’s ability to effectively hedge its positions.
The risk of loss in trading futures contracts in some strategies can be substantial, due both to the relatively low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
Futures contracts and options thereon which are purchased or sold on non-US commodities exchanges may have greater price volatility than their US counterparts. Furthermore, non-US commodities exchanges may be less regulated and under less governmental scrutiny than US exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on non-US exchanges.
In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, a fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss on all or part of its margin deposits with the broker.
Currency Transactions. A fund may engage in currency transactions for any purpose consistent with its investment strategy, policies and restrictions, including, without limitation, for hedging purposes or to seek to enhance returns. Certain currency transactions may expose a fund to the effects of leverage. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.
A fund may engage in currency derivative transactions to seek to enhance returns by taking a net long or net short position in one or more currencies, in which case the fund may have currency exposure that is different (in some cases, significantly different) from the currency exposure of its other portfolio investments or the currency exposure of its performance index. These overweight or underweight currency positions may increase the fund's exposure to the effects of leverage, which may cause the fund to be more volatile. A fund may realize a loss on a currency derivative in an amount that exceeds the capital invested in such derivative, regardless of whether the fund entered into the transaction to enhance returns or for hedging purposes.
“Transaction hedging” is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Entering into a forward contract for the purchase or sale of an amount of foreign currency involved in an underlying security transaction may “lock in” the US dollar price of the security. Forward contracts may also be used in anticipation of future purchases and sales of securities, even if specific securities have not yet been selected. “Position hedging” is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. Position hedging may protect against a decline in the value of existing investments denominated in the foreign currency. While such a transaction would generally offset both positive and negative currency fluctuations, such currency transactions would not offset changes in security values caused by other factors.
A fund may also “cross-hedge” currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a fund has or to which a fund expects to have portfolio exposure. This type of investment technique will generally reduce or eliminate exposure to the currency that is sold, and increase the exposure to the currency that is purchased. As a result, a fund will assume the risk of fluctuations in the value of the currency purchased at the same time that it is protected against losses from a decline in the hedged currency.
To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a fund may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which a fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a fund’s securities are or are expected to be denominated. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.
Currency transactions are subject to additional special risks that may not apply to other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates, bid/ask spreads and liquidity may fluctuate based on factors that may, or may not be, related to that country’s economy.

Swap Agreements and Options on Swap Agreements. A fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, currencies, indices, credit and event linked swaps, total return and other swaps and related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a predetermined financial instrument or instruments, which may be adjusted for an interest factor. The gross return to be exchanged or “swapped” between the parties is generally calculated with respect to a “notional amount” which is generally equal to the return on or increase in value of a particular dollar amount invested at a particular interest rate in such financial instrument or instruments.
“Interest rate swaps” involve the exchange by a fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A “currency swap” is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An “index swap” is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
A “credit default swap” is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation, which can be a single debt instrument or an index of debt instruments, has occurred. If a credit event occurs, the seller typically pays the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation upon settlement. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s or group of issuers’ credit quality characteristics without directly investing in that issuer or group of issuers. When a fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its net assets, a fund would typically be subject to investment exposure on the notional amount of the swap. A fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.
If a fund is a buyer of a credit default swap and no credit event occurs, a fund will lose its investment and recover nothing. However, if a fund is a buyer and a credit event occurs, a fund will typically receive the full notional value of the reference obligation, whose value may have deteriorated at the time the transaction settles. As a seller, a fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If a credit event occurs, the seller typically pays the buyer the full notional value of the reference obligation.
Credit default swaps involve greater risks than if a fund had invested in the reference obligation directly. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, may be highly susceptible to liquidity and credit risk, and may pay a return to the party that has paid the premium only in the event of an actual default by the issuer or issuers of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).
A fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Markit’s North American High Yield CDX Index, the CDX.NA.HY Index, or Markit’s North American Commercial Mortgage-Backed Securities CMBX Index, the CMBX.NA Index. A fund can be a buyer or seller of protection based on these, or similar indexes. Contracts on these indexes are generally the same as contracts on single debt instruments, although there may be some differences, including that the contracts may be structured as pay as you go contracts.
“Total return” swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specific security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may add leverage to a fund because, in addition to its net assets, a fund would be subject to investment exposure on the notional amount of the swap.
Swaps typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a fund’s performance. Depending on how they are used, swaps may increase or decrease the overall volatility of a fund’s investments and its share price and yield. A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments.
A fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of a Counterparty. In addition, if the Counterparty’s creditworthiness declines, the value of a swap may decline, potentially resulting in losses for a fund. A fund may also suffer losses if it is unable to terminate outstanding swaps (either by assignment or other disposition) or reduce its exposure through offsetting transactions (i.e., by entering into an offsetting swap with the same party or similarly creditworthy party).
A fund may also enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some future time on specified terms. Depending on the terms, a fund will generally incur greater risk when it writes a swap option than when it purchases a swap option. When a fund purchases a swap option, it risks losing the amount of the premium it has paid should it decide to let the option expire.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) and related regulatory developments have imposed several new requirements on swap market participants, including registration and new business conduct requirements on dealers that enter into swaps or non-deliverable forward currency contracts with certain clients and the imposition of central clearing and a corresponding exchange-trading execution requirement for certain swap contracts. Central clearing and a corresponding exchange-trading execution requirement are currently only required for limited swap transactions, including some interest rate swaps and credit default index swaps. Compliance with the central clearing requirements under the Dodd-Frank Act is expected to occur over time as regulators, such as the SEC and the CFTC, adopt new regulations requiring central clearing of additional types of derivative transactions. In a cleared transaction, a fund will enter into the transaction with a counterparty, and performance of the transaction will be effected by a central clearinghouse. A clearing arrangement reduces a fund's exposure to the credit risk of the counterparty, but subjects the fund to the credit risk of the clearinghouse and a member of the clearinghouse through which the fund holds its cleared position. A fund will be required to post specific levels of margin which may be greater than the margin a fund would have been required to post in the OTC market. In addition, uncleared OTC swap transactions will be subject to regulatory collateral requirements that could render entering into swaps in the OTC market prohibitively expensive. These regulations (or choice to no longer use a particular derivative instrument that triggers additional regulations) could cause a fund to change the derivative investments that it utilizes or to incur additional expenses.
In the event of a counterparty’s (or its affiliate’s) insolvency, a fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In the European Union, the regulatory authorities could reduce, eliminate or convert to equity the liabilities to a fund of a counterparty subject to such proceedings (sometimes referred to as a “bail in”).
Contracts for Difference. A contract for difference offers exposure to price changes in an underlying security without ownership of such security, typically by providing investors the ability to trade on margin. A fund may purchase contracts for difference (CFD). A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the notional value of the underlying instrument at the opening of the contract and that instrument’s notional value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are typically both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer’s initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if a fund buys a long CFD and the underlying security is worth less at the end of the contract, the fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of a fund’s shares, may be reduced. CFDs are regulated as swaps by the CFTC.
Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by reference to changes in value of a specific security or securities, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value at maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.
The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect to the value of the structured note at maturity at the time of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. In addition, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities.
Participatory Notes or Participation Notes. Participatory notes or participation notes are issued by banks or broker-dealers (often associated with non-US-based brokerage firms) and are designed to replicate the performance of certain securities or markets. Typically, purchasers of participatory notes are entitled to a return measured by the change in value of an identified underlying security or basket of securities. The price, performance, and liquidity of the participatory note are all linked directly to the underlying security. The holder of a participatory note may be entitled to receive any dividends paid in connection with the underlying security, which may increase the return of a participatory note, but typically does not receive voting or other rights as it would if it directly owned the underlying security. A fund’s ability to redeem or exercise a participatory note generally is dependent on the liquidity in the local trading market for the security underlying the note. Participatory notes are commonly used when a direct investment in the underlying security is restricted due to country-specific regulations.
Participatory notes are a type of equity-linked derivative, which are generally traded over-the-counter and, therefore, will be subject to the same risks as other over-the-counter derivatives. The performance results of participatory notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve the same risks associated with a direct investment in the shares of the companies the notes seek to replicate. Participatory notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a participatory note is relying on the creditworthiness of such banks or broker-dealers and has no rights under the note against the issuer of the security underlying the note. In addition, there is no guarantee that a liquid market for a participatory note will exist or that the issuer of the note will be willing to repurchase the note when a fund wishes to sell it. Because a participatory note is an obligation of the issuer of the note, rather than a direct investment in shares of the underlying security, a fund may suffer losses potentially equal to the full value of the participatory note if the issuer of the note fails to perform its obligations.

Commodity-Linked Derivatives. A fund may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as a fund.
The values of commodity-linked notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose a fund economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, a fund may receive more or less principal than it originally invested. A fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments.
Commodity-linked notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that a fund’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.
Commodity-linked notes may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, a fund will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Advisor’s decision on whether and to what extent to use principal protection depends in part on the cost of the protection. In addition, the ability of a fund to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.
Commodity-linked notes are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder. Additionally, from time to time a fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code. See “Taxes” in Appendix II-H of this SAI.
Combined Transactions. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (component transactions), instead of a single derivative, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. When a fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened. Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high-yield broker-dealers. Trade claims typically sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally are be considered illiquid and pricing can be volatile. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Investment in the indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on a fund’s ability to dispose of them when necessary to meet a fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for a fund to assign a value to these instruments for purposes of valuing a fund’s portfolio and calculating its net asset value. In order to lessen liquidity risk, a fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market. Trade claims may also present a tax risk to a fund.
Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker-dealer (counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.
A dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, a fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a fund, in which case the use of this technique will result in a lower return than would have been realized without the use of dollar rolls. Further, although a fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the dollar roll. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A fund may enter into both covered and uncovered rolls.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. A fund will be exposed to counterparty risk. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than the identical security. Finally, there can be no assurance that a fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds transaction costs associated with the dollar roll.
Energy Infrastructure Companies. These are companies that own and operate assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting (including marine), transmitting, terminal operation, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity, or that provide energy infrastructure related services. Energy infrastructure companies operate, among other things, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining, marketing or generation of natural gas, natural gas liquids, crude oil, refined petroleum products (including biodiesel and ethanol), coal or electricity.
Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
Exchange-Traded Notes (ETNs). A fund may invest in exchange-traded notes, or ETNs, to the extent that such investments are consistent with the fund’s investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other issuer, the returns of which are linked to the performance of a particular market index, benchmark or strategy factor, minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. ETNs are traded on an exchange during normal trading hours. However, investors can also hold ETNs until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market index, benchmark or strategy factor. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, regardless of the performance of the underlying market index, benchmark or strategy. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. An ETN that is tied to a specific market index, benchmark or strategy may not be able to replicate and maintain the composition and relative weighting of securities, commodities or other components in the applicable market index, benchmark or strategy. Although an ETN is listed on an exchange, there can be no assurance that a secondary market will exist for an ETN. In addition, ETNs that use leverage may, at times, be relatively illiquid and thus may be difficult to buy or sell at a fair price. There may be times when an ETN trades at a premium or discount to its net asset value.
ETNs are also subject to tax risk. The U.S. federal income tax consequences of investing in ETNs are uncertain and may be less favorable than a direct investment in the underlying holdings. There can be no assurance that the IRS will accept, or a court will uphold, how a fund characterizes and treats ETNs for tax purposes. Among other issues, the Code could recharacterize all or a portion of any long-term capital gain that a fund recognizes with respect to ETNs as ordinary income.
Fixed Income Securities. Fixed income securities, including corporate debt obligations, generally expose a fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a fund to invest the proceeds at generally lower interest rates);

and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).
In periods of declining interest rates, the yield (income from a fixed income security held by a fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a fund will likely be invested in portfolio instruments producing lower yields than the balance of a fund’s portfolio, thereby reducing the yield of a fund. In periods of rising interest rates, the opposite can be true. The net asset value of a fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.
Negative Interest Rates. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the fund would generate a negative return on that investment.
In response to recent market volatility and economic uncertainty, the US government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors, including a fund (to the extent permitted by its investment objective and strategies), to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a fund.
Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a fund as measured in US dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the US dollar against these currencies is responsible for part of a fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although a fund values its assets daily in terms of US dollars, it may not convert its holdings of foreign currencies into US dollars on a daily basis. Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer. A fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of a fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply (see Taxes). Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The foreign countries in which a fund invests may become subject to economic and trade sanctions or embargoes imposed by the US or foreign governments or the United Nations. Such sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, such sanctions could result in a freeze on an issuer’s securities which would prevent a fund from selling securities it holds. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce a fund’s returns. The risks related to sanctions or embargoes are greater in emerging and frontier market countries.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit a fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
Many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.
China investment. Investments in the Greater China region are subject to special risks, such as less developed or less efficient trading markets, restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. Investments in Taiwan may be adversely affected by its political and economic relationship with the People’s

Republic of China (“China” or the “PRC”). In addition, the willingness of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain and changes in government policy could significantly affect the markets in both Hong Kong and China.
Increasing trade tensions between China and its trading partners, including the United States, have resulted in tariffs and may in the future result in additional measures or actions that could have an adverse effect on an investment in the Greater China region.
Investments in equity securities of companies based in the PRC and listed and traded on the Shanghai Stock Exchange and Shenzhen Stock Exchange (“A-Shares”) may be made through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program between either the Shanghai Stock Exchange or Shenzhen Stock Exchange and The Stock Exchange of Hong Kong Limited (“SEHK”), China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited. Stock Connect is designed to permit mutual stock market access between mainland China and Hong Kong by allowing investors to trade and settle shares on each market via their local exchanges. Trading through Stock Connect is subject to a daily quota (“Daily Quota”), which limits the maximum daily net purchases on any particular day by Hong Kong investors (and foreign investors trading through Hong Kong) trading PRC listed securities and PRC investors trading Hong Kong listed securities trading through the relevant Stock Connect. Accordingly, a fund’s direct investments in A-Shares may be limited by the Daily Quota that limits total purchases through Stock Connect. The Daily Quota may restrict a fund’s ability to invest in A-Shares through Stock Connect on a timely basis, which could affect the fund’s performance.
Stock Connect is generally available only on business days when both the PRC markets and the Hong Kong market are open and when banks in both markets are open on the corresponding settlement days. Therefore, due to differences in trading days, a fund may not be able to trade its A-Shares and may also be subject to the risk of price fluctuations in A-Shares on days when Stock Connect is not trading.
Investments made through Stock Connect are subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to a fund. Because of the way in which A-Shares are held in Stock Connect, the precise nature and rights of a fund are not well defined under the law of the PRC and a fund may not be able to exercise the rights of a shareholder and may be limited in their ability to pursue claims against the issuers of a security. In addition, investments in A-Shares via Stock Connect are not covered by the Hong Kong Investor Compensation Fund, which means that a fund will be exposed to the risks of default of the broker(s) it engaged in its trading through Stock Connect and will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Stock Connect A-Shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The list of A-Shares eligible to be traded through Stock Connect may change from time to time. When a China A-Shares issue is recalled from the list of securities eligible for trading on Stock Connect, a fund may only sell, but not buy, the securities, which could adversely affect the fund’s investment strategy. Current tax regulations in PRC, including a temporary exemption from PRC income tax and PRC business tax for capital gains realized from trading on Stock Connect, are subject to change. Any such change could have an adverse effect on a fund’s returns.
European investment. European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies. European countries that are members of the Economic and Monetary Union of the European Union ((EMU), comprised of the EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels, as well as fiscal and monetary controls. European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe.

There is continued concern over member state-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European financial markets.
In a referendum held on June 23, 2016, citizens of the United Kingdom voted to leave the EU, creating economic, political and legal uncertainty. Consequently, the United Kingdom government, pursuant to the Treaty of Lisbon (the Treaty), gave notice of its withdrawal in March 2017 and began negotiations with the EU Council to agree to terms for the United Kingdom’s withdrawal from the EU. The Treaty provided for an initial two-year negotiation period, which was extended by agreement of the parties. On January 31, 2020, the United Kingdom officially withdrew from the EU pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom will seek to negotiate and finalize a trade deal with the EU. The transition period will end on December 31, 2020 and can no longer be extended under the terms of the withdrawal agreement. During this transition period, the United Kingdom effectively remains in the EU from an economic perspective but no longer has any political representation on the EU parliament. Significant uncertainty exists regarding the outcome of these negotiations and any adverse economic and political effects it may have on the United Kingdom, other EU countries and the global economy.
The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom as a result of its withdrawal from the EU (e.g., currency trading and international settlement). Banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the withdrawal from the EU creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the withdrawal from the EU, the British economy and its currency may be negatively impacted by changes to its economic and political relations with the EU. Additional member countries seeking to withdraw from the EU would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.
The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Additionally, the manner in which the EU responded to the global recession and sovereign debt issues raised questions about its ability to react quickly to rising borrowing costs and a potential default by Greece and other countries on their sovereign debt and also revealed a lack of cohesion in dealing with the fiscal problems of member states. Many European countries continue to suffer from high unemployment rates. Since 2010, several countries, including Greece, Italy, Spain, Ireland and Portugal, agreed to at least one series of multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In addition, social unrest, including protests against the austerity measures and domestic terrorism, could decrease tourism, lower consumer confidence, and otherwise impede financial recovery in Europe.
Emerging markets. In general, the Advisor considers “emerging markets” to include any country that is defined as an emerging market or developing economy by The International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation or the United Nations or its authorities. The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, a fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists.
Frontier market countries. Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging or developing markets, and, as a result, the risks of investing in emerging or developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of a fund’s shares to decline.
Governments of many frontier market countries in which a fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices and yields of securities in a fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.
Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of a fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as a fund. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments. Investing in local markets in frontier market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a fund.
There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.
Banks in frontier market countries used to hold a fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of a fund may be in jeopardy because of failures of or defects in the settlement systems.
Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.
Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.
Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it.
Gold or Precious Metals. Gold and other precious metals held by or on behalf of a fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives a fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives a fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, a fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require a fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks would apply to a wholly-owned subsidiary of a fund to the extent the subsidiary holds gold or precious metals.
In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its income from certain specified sources (qualifying income). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, a fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including paying a tax at the fund level, or the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, a fund may choose to hold some amount of gold or precious metal that it would otherwise sell.

Greenfield Projects. Greenfield projects are energy-related projects built by private joint ventures formed by energy companies. Greenfield projects may include the creation of a new pipeline, processing plant or storage facility or other energy infrastructure asset that is integrated with the company’s existing assets. A fund may invest in the equity of greenfield projects and also may invest in the secured debt of greenfield projects. However, an investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until construction is completed, at which time interest payments or dividends would be paid in cash. This leverages the organizational and operating expertise of large, publicly traded companies and provides a fund with the opportunity to earn higher returns. Greenfield projects involve less investment risk than typical private equity financing arrangements. The primary risk involved with greenfield projects is execution risk or construction risk. Changing project requirements, elevated costs for labor and materials, and unexpected construction hurdles all can increase construction costs. Financing risk exists should changes in construction costs or financial markets occur. Regulatory risk exists because changes in regulation could occur during construction or the necessary permits may not be secured prior to beginning construction.
High Yield Fixed Income Securities – Junk Bonds. A fund may purchase debt securities which are rated below investment-grade (junk bonds), that is, rated below the fourth highest credit rating category by Moody’s, S&P and Fitch, or unrated securities judged to be of equivalent quality as determined by the Advisor.
These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies. See “Ratings of Investments” in this SAI for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.
Issuers of such high yielding securities often are highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
A fund may have difficulty disposing of certain high yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a fund’s ability to dispose of particular issues and may also make it more difficult for a fund to obtain accurate market quotations for purposes of valuing a fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Even though such securities do not pay current interest in cash, a fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.
Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
Illiquid Securities. For funds other than money market funds, illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the fund’s liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under a fund’s LRM Program, the fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a fund’s investments and monitoring compliance with the 15% limit on illiquid securities. For money market funds operated in accordance with Rule 2a-7 under the 1940 Act, limitations on investment in illiquid securities include that a fund may not hold more than 5% of its total assets in illiquid securities, defined as securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to them by the fund. Money market funds are not subject to the requirements of Rule 22e-4 under the 1940 Act and therefore are not subject to the LRM Program. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and it may take longer to liquidate these positions than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Certain securities may be deemed to be illiquid as a result of the Advisor’s receipt from time to time of material, non-public information about an issuer, which may limit the Advisor’s ability to trade such securities for the account of any of its clients, including a fund. In some instances, these trading restrictions could continue in effect for a substantial period of time. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment in illiquid securities is subject to the risk that should a fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of a fund’s net assets could be adversely affected.
Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. A mutual fund might also have to register such illiquid securities in order to dispose of them, resulting in additional expense and delay. A fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, a fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although a fund may have a due diligence defense. Adverse market conditions could impede such a public offering of securities.
A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, non-US securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a fund) may make relatively large redemptions or purchases of fund shares. These transactions may cause a fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a fund’s performance to the extent that a fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a fund’s expense ratio and adversely affect a fund’s performance.
Income Trusts. A fund may invest in income trusts, including business trusts and oil royalty trusts. Income trusts are operating businesses that have been put into a trust. They pay out the bulk of their free cash flow to unitholders. The businesses that are sold into these trusts are usually mature and stable income-producing companies that lend themselves to fixed (monthly or quarterly) distributions. These trusts are regarded as equity investments with fixed-income attributes or high-yield debt with no fixed maturity date. These trusts typically offer regular income payments and a significant premium yield compared to other types of fixed income investments.
Business Trusts. A business trust is an income trust where the principal business of the underlying corporation or other entity is in the manufacturing, service or general industrial sectors. Each business represented is typically characterized by long-life assets or businesses that have exhibited a high degree of stability. Investments in business trusts are subject to various risks, including risks related to the underlying operating companies controlled by such trusts. These risks may include lack of or limited operating histories and increased susceptibility to interest-rate risks.
Oil Royalty Trusts. A royalty trust typically controls an operating company which purchases oil and gas properties using the trust’s capital. The royalty trust then receives royalties and/or interest payments from its operating company and distributes them as income to its unitholders. Units of the royalty trust represent an economic interest in the underlying assets of the trust.
A fund may invest in oil royalty trusts that are traded on stock exchanges. Oil royalty trusts are income trusts that own or control oil and gas operating companies. Oil royalty trusts pay out substantially all of the cash flow they receive from the production and sale of underlying crude oil and natural gas reserves to unitholders in the form of monthly dividends (distributions). As a result of distributing the bulk of their cash flow to unitholders, royalty trusts are effectively precluded from internally originating new oil and gas prospects. Therefore, these royalty trusts typically grow through acquisition of producing companies or those with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt. Consequently, oil royalty trusts are considered less exposed to the uncertainties faced by a traditional exploration and production corporation. However, they are still exposed to commodity risk and reserve risk, as well as operating risk.
The operations and financial condition of oil royalty trusts, and the amount of distributions or dividends paid on their securities, is dependent on oil prices. Prices for commodities vary and are determined by supply and demand factors, including weather and general economic and political conditions. A decline in oil prices could have a substantial adverse effect on the operations and financial conditions of the trusts. Such trusts are also subject to the risk of an adverse change in the regulations of the natural resource industry and other operational risks relating to the energy sector. In addition, the underlying operating companies held or controlled by the trusts are usually involved in oil exploration; however, such companies may not be successful in holding, discovering, or exploiting adequate commercial quantities of oil, the failure of which will adversely affect their values. Even if successful, oil and gas prices have fluctuated widely during the most recent years and may continue to do so in the future. The combination of global demand growth and depleting reserves, together with current geopolitical instability, will likely continue to support strong crude oil prices over the long term. However, there is no guarantee that these prices will not decline. Declining crude oil prices may cause a fund to incur losses on its investments. In addition, the demand in and supply to the developing markets could be affected by other factors such as restrictions on imports, increased taxation, and creation of government monopolies, as well as social, economic and political uncertainty and instability. Furthermore, there is no guarantee that non-conventional sources of natural gas will not be discovered which would adversely affect the oil industry.
Moreover, as the underlying oil and gas reserves are produced, the remaining reserves attributable to the royalty trust are depleted. The ability of a royalty trust to replace reserves is therefore fundamental to its ability to maintain distribution levels and unit prices over time. Certain royalty trusts have demonstrated consistent positive reserve growth year-over-year and, as such, certain royalty trusts have been successful to date in this respect and are thus currently trading at unit prices significantly higher than those of five or ten years ago. Oil royalty trusts manage reserve depletion through reserve additions resulting from internal capital development activities and through acquisitions. When a fund invests in foreign oil royalty trusts, it will also be subject to foreign securities risks.
Indexed Securities. A fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Most indexed securities have maturities of three years or less.
Indexed securities differ from other types of debt securities in which a fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Also, indexed securities may be more volatile than the reference instruments underlying the indexed securities. Finally, a fund’s investments in certain indexed securities may generate taxable income in excess of the interest paid on the securities to a fund, which may cause a fund to sell investments to obtain cash to make income distributions (including at a time when it may not be advantageous to do so).
Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality, but are secured by the revenues of the authority derived from payments by the industrial user. Consequently, the credit quality of these securities depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected.
Inflation-Indexed Bonds. A fund may purchase inflation-indexed securities issued by the US Treasury, US government agencies and instrumentalities other than the US Treasury, and entities other than the US Treasury or US government agencies and instrumentalities.
Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The US Treasury and some other issuers use a structure that accrues inflation on either a current or lagged basis into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the US Treasury have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The US Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If the rate of inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end of year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the US.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security and the value of the stripped components, will decrease. If any of these possibilities are realized, a fund’s net asset value could be negatively affected.
While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of US inflation-indexed bonds is generally linked to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the US. Finally, income distributions of a fund are likely to fluctuate more than those of a conventional bond fund.
The taxation of inflation-indexed US Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-advantaged accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.
Inflation-indexed US Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed US Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed US Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.
Inflation-indexed securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-indexed securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-indexed securities held by a fund may fall, resulting in a decrease in the share price of a fund.
Interest Rate Strategies. In addition to a fund’s main investment strategy, certain funds seek to enhance returns by employing a rules-based methodology to identify interest rate trends across developed markets using derivatives (contracts whose value are based on, for example, indices, currencies or securities), in particular buying and selling interest rate futures contracts. The success of the interest rate futures strategies depends, in part, on the effectiveness and implementation of the Advisor’s proprietary models. If the Advisor’s analysis proves to be incorrect, losses to a fund may be significant, possibly exceeding the amounts invested in the interest rate futures contracts. The risk of loss is heightened during periods of rapid increases in interest rates.
Interfund Borrowing and Lending Program. The DWS funds have received exemptive relief from the SEC, which permits the funds to participate in an interfund lending program. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board.
Inverse Floaters. A fund may invest in inverse floaters. Inverse floaters are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of security involve special risks as compared to investments in, for example, a fixed rate municipal security. The debt instrument in which a fund invests may be a tender option bond trust (the trust), which can be established by a fund, a financial institution or a broker, consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. A fund may enter into shortfall and forbearance agreements by which a fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. A fund could lose money and its NAV could decline as a result of investments in inverse floaters if movements in interest rates are incorrectly anticipated. Moreover, the markets for inverse floaters may be less developed and may have less liquidity than the markets for more traditional municipal securities, especially during periods of instability in the credit markets. An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a fund holds inverse floating rate securities, an increase in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares.
Investment Companies and Other Pooled Investment Vehicles. A fund may acquire securities of other registered investment companies and other pooled investment vehicles (collectively, investment funds) to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act. Pursuant to the 1940 Act, a fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the fund’s total assets with respect to any one investment company; and (iii) 10% of the fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each fund may invest its assets in the securities of investment companies that are money market funds, including those advised by the Advisor or otherwise affiliated with the Advisor, in excess of the limits discussed above. A money market fund that is operated in accordance with Rule 2a-7 under the 1940 Act may acquire shares of other money market mutual funds to the extent consistent with its investment policies and restrictions set forth in its prospectus. Investment funds may include mutual funds, closed-end funds, and exchange-traded funds (ETFs) and hedge funds (including investment funds managed by the Advisor and its affiliates). A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment funds.
Because a fund may acquire securities of funds managed by the Advisor or an affiliate of the Advisor, the Advisor may have a conflict of interest in selecting funds. The Advisor considers such conflicts of interest as part of its investment process and has established practices designed to minimize such conflicts. The Advisor, any subadvisor and any affiliates of the Advisor, as applicable, earn fees at varying rates for providing services to underlying affiliated funds. The Advisor and any subadvisor may, therefore, have a conflict of interest in selecting underlying affiliated funds advised by the Advisor or an affiliate and in determining whether to invest in an unaffiliated fund from which they will not receive any fees. However, the Advisor and any subadvisor to a fund will select investments that it believes are appropriate to meet the fund’s investment objectives.
ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their net asset value. A fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds. ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF. At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may invest in commodity-related ETFs. Certain commodity-related ETFs may not be registered as investment companies under the 1940 Act and shareholders of such commodity-related ETFs, including the investing affiliated fund, will not have the regulatory protections provided to investors in registered investment companies. Commodity-related ETFs may invest in commodities directly (such as purchasing gold) or they may seek to track a commodities index by investing in commodity-linked derivative instruments. Commodity-related ETFs are subject to the risks associated with the commodities or commodity-linked derivative instruments in which they invest. A fund’s ability to invest in commodity-related ETFs may be limited by its intention to qualify as a regulated investment company under the Code. In addition, under recent amendments to rules of the Commodity Futures Trading Commission (CFTC), a fund’s investment in commodity-related ETFs may subject the fund and/or the Advisor to certain registration, disclosure and reporting requirements of the CFTC. The Advisor will monitor a fund’s use of commodity-related ETFs to determine whether the fund and/or the Advisor will need to comply with CFTC rules.
To the extent consistent with its investment objective, policies, strategies and restrictions, a fund may seek exposure to alternative asset classes or strategies through investment in private funds, including hedge funds. A fund may substitute derivative instruments, including warrants and swaps, whose values are tied to the value of underlying hedge funds in lieu of a direct investment in hedge funds. A derivative instrument whose value is tied to one or more hedge funds or hedge fund indices will be subject to the market and other risks associated with the underlying assets held by the hedge fund. Hedge funds are not subject to the provisions of the 1940 Act or the reporting requirements of the Securities Exchange Act of 1934, as amended, and their advisors may not be subject to the Investment Advisers Act of 1940, as amended. Investments in hedge funds are illiquid and may be less transparent than an investment in a registered investment company. There are no market quotes for securities of hedge funds and hedge funds generally value their interests no more frequently than monthly or quarterly, in some cases. An investment in a derivative instrument based on a hedge fund may be subject to some or all of the structural risks associated with a direct investment in a hedge fund.
Investment-Grade Bonds. A fund may purchase “investment-grade” bonds, which are those rated within the top four credit ratings categories by Moody’s, S&P, or Fitch, or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences.
Lending of Portfolio Securities. To generate additional income, a fund may lend a percentage of its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations, in exchange for collateral in the form of cash or US government securities. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. A fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that: (a) the borrower pledge and maintain with a fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (b) the borrower add to such collateral whenever the price of the securities loaned rises or the value of non-cash collateral declines (i.e., the borrower “marks to the market” on a daily basis); (c) the loan be made subject to termination by a fund at any time; and (d) a fund receives a reasonable return on the loan (consisting of the return achieved on investment of the cash collateral, less the rebate owed to borrowers, plus distributions on the loaned securities and any increase in their market value).
A fund may pay reasonable fees in connection with loaned securities, pursuant to written contracts, including fees paid to a fund’s custodian and fees paid to a securities lending agent, including a securities lending agent that is an affiliate of the Advisor. Voting rights may pass with the loaned securities, but if an event occurs that the Advisor determines to be a material event affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).
A fund is subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. To the extent the value or return of a fund’s investments of the cash collateral declines below the amount owed to a borrower, a fund may incur losses that exceed the amount it earned on lending the security. If the borrower defaults on its obligation to return securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or gaining access to collateral. If a fund is not able to recover securities lent, a fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. In the event of a counterparty’s (or its affiliate’s) insolvency, a fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. However, loans will be made only to borrowers selected by a fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
Master Limited Partnerships (MLPs). Master Limited Partnerships, or MLPs, are entities that receive partnership taxation treatment under the Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock. Due to their partnership structure, MLPs generally do not pay income taxes. To be treated as a partnership for US federal income tax purposes, an MLP must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as exploration, development, mining, production, processing, refining, transportation, storage and certain marketing of mineral or natural resources.
A fund may invest in upstream MLPs, downstream MLPs, midstream MLPs, coal MLPs, propane MLPs, or other MLPs with assets that are used in the energy infrastructure sector. Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Midstream MLPs also may operate ancillary businesses including marketing of energy products and logistical services. Upstream MLPs are primarily engaged in the exploration, recovery, development and production of crude oil, natural gas, and natural gas liquids. Downstream MLPs are primarily engaged in the processing, treatment, and refining of natural gas liquids and crude oil. Coal MLPs are engaged in the owning, leasing, managing, production and sale of various grades of steam and metallurgical grades of coal. Propane MLPs are engaged in the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. The MLPs in which a fund may invest might also own other assets that are used in the energy infrastructure sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity, or may provide energy-related services such as refining and distribution of specialty refined products. MLPs may also engage in owning, managing and transporting alternative energy assets, including alternative fuels such as ethanol, hydrogen and biodiesel.
MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP, has an ownership stake in the MLP and may be eligible to receive an incentive distribution. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. Equity securities issued by MLPs generally consist of common units, subordinated units, and preferred units.
MLP common units are typically listed and traded on US securities exchanges, including the NYSE and the NASDAQ Stock Market (NASDAQ). A fund may purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are typically entitled to receive a minimum quarterly distribution (MQD) from the issuer, and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short (arrearage rights). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading and distribution rights.
MLP subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. A fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs, and institutional investors. Convertible subordinated units increase the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter (OTC), and there is no active market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.
MLP preferred units are not typically listed or traded on an exchange. A fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.
The general partner or managing member interest in an MLP is typically retained by the original sponsors of an MLP such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (IDRs), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.
Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unitholders, subordinated unitholders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of MLP units could potentially become subject to liability for all the obligations of an MLP, if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.
MLP Limited Liability Company Common Units. Some energy infrastructure companies in which a fund may invest have been organized as limited liability companies (MLP LLCs). Such MLP LLCs are treated in the same manner as MLPs for federal income tax purposes. A fund may invest in common units or other securities of such MLP LLCs. MLP LLC common units represent an equity ownership interest in an MLP LLC, entitling the holders to a share of the MLP LLC’s success through distributions and/or capital appreciation. Similar to MLPs, MLP LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. MLP LLC common unitholders generally have first right to an MQD prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP LLC common unitholders have first right to the MLP LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. MLP LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, MLP LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, MLP LLC common unitholders typically have voting rights with respect to the MLP LLC, whereas MLP common units have limited voting rights.
MLP Affiliates. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. A fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.
MLP I-Units. I-Units represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Units to purchase limited partnership interests in its affiliated MLP. Thus, I-Units represent an indirect interest in an MLP. I-Units have limited voting rights and are similar in that respect to MLP common units. I-Units differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Units will receive distributions of additional I-Units in an amount equal to the cash distributions received by common unitholders. I-Units are traded on the NYSE. Issuers of MLP I-Units are treated as corporations and not partnerships for tax purposes.
Private Investment in Public Equities (PIPEs). A fund may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. Most such private securities are expected to be liquid within six to nine months of funding, but may also have significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings. Below are some of the reasons MLPs choose to issue equity through private placements.
MLPs typically distribute all of their available cash at the end of each quarter, and therefore generally finance acquisitions through the issuance of additional equity and debt securities. PIPEs allow MLPs to structure the equity funding to close concurrently with an acquisition, thereby eliminating or reducing the equity funding risk. This avoids equity overhang issues and can ease rating agency concerns over interim excessive leverage associated with an acquisition.
Generally an MLP unit price declines when investors know the MLP will be issuing public equity in the near term. An example of this is when an MLP closes a sizeable acquisition funded under its credit facility or with another form of debt financing. In this situation, equity investors will typically wait for the public offering to provide additional liquidity, and therefore the demand for units is reduced, and the unit price falls. Issuing units through a PIPE in conjunction with the acquisition eliminates this equity overhang.
Public equity offerings for MLPs are typically allocated primarily to retail investors. Private placements allow issuers to access new pools of equity capital. In addition, institutional investors, such as the Fund, that participate in PIPEs are potential investors for future equity financings.
Certain acquisitions and organic development projects require a more structured form of equity. For example, organic projects that require significant capital expenditures that do not generate near-term cash flow may require a class of equity that does not pay a distribution for a certain period. The public equity market is generally not an efficient venue to raise this type of specialized equity. Given the significant number of organic projects that have been announced by MLPs, the private placement of PIPEs are believed to be likely to remain an important funding component in the MLP sector.

Some issuers prefer the certainty of a private placement at a specified fixed discount, compared to the uncertainty of a public offering. The underwriting costs of a public equity issuance in the MLP space can significantly reduce gross equity proceeds, and the unit price of the issuance can decline during the marketing of a public deal, resulting in increased cost to an issuer. The cost of a PIPE can be competitive with that of a public issuance while providing greater certainty of funding.
Unlike public equity offerings, private placements are typically more time-efficient for management teams, with negotiations, due diligence and marketing required only for a small targeted group of sophisticated institutional investors.
Financial sponsors, founding partners and/or parent companies typically own significant stakes in MLPs in the form of subordinated units. As these units are not registered, monetization alternatives are limited. PIPEs provide liquidity in these situations.
Many MLPs rely on the private placement market as a source of equity capital. Given the limitations in raising equity from a predominantly retail investor base and the tax and administrative constraints to significant institutional participation, PIPEs have been a popular financing alternative with many MLPs.
Micro-Cap Companies. Micro-capitalization company stocks have customarily involved more investment risk than large company stocks. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
Mining and Exploration Risks. The business of mining by its nature involves significant risks and hazards, including environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and natural acts. The occurrence of any of these hazards can delay production, increase production costs and result in liability to the operator of the mines. A mining operation may become subject to liability for pollution or other hazards against which it has not insured or cannot insure, including those in respect of past mining activities for which it was not responsible.
Exploration for gold and other precious metals is speculative in nature, involves many risks and frequently is unsuccessful. There can be no assurance that any mineralisation discovered will result in an increase in the proven and probable reserves of a mining operation. If reserves are developed, it can take a number of years from the initial phases of drilling and identification of mineralisation until production is possible, during which time the economic feasibility of production may change. Substantial expenditures are required to establish ore reserves properties and to construct mining and processing facilities. As a result of these uncertainties, no assurance can be given that the exploration programs undertaken by a particular mining operation will actually result in any new commercial mining.
Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property, which may include subprime mortgages. A fund may invest in mortgage-backed securities issued or guaranteed by (i) US Government agencies or instrumentalities such as the Government National Mortgage Association (GNMA) (also known as Ginnie Mae), the Federal National Mortgage Association (FNMA) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (FHLMC) (also known as Freddie Mac) or (ii) other issuers, including private companies.
GNMA is a government-owned corporation that is an agency of the US Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the US government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the US Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. In September 2008, the US Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator created under the Federal Housing Finance Regulatory Reform Act of 2008 (Reform Act). In addition to placing the companies in conservatorship, the US Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the US Treasury has entered into senior preferred stock purchase agreements (“SPSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the US Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The SPSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the US Treasury established a new secured lending credit facility that is available to FNMA and FHLMC, which terminated on December 31, 2009. Third, the US Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which terminated on December 31, 2009. No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful, or, with respect to initiatives that have expired, that the US Treasury would undertake similar initiatives in the future.
FHFA, as conservator or receiver for FNMA and FHLMC, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of forty-five (45) or ninety (90) days following the appointment of FHFA as conservator or receiver, respectively.
On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA security market, Fannie Mae and Freddie Mac expect to start issuing uniform mortgage-backed securities (“UMBS”) in place of their current separate offerings of TBA-eligible mortgage-backed securities. The issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage-backed securities.
The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages, and may expose a fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a fund, the prepayment right will tend to limit to some degree the increase in net asset value of a fund because the value of the mortgage-backed securities held by a fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities. At times, a fund may invest in securities that pay higher than market interest rates by paying a premium above the securities’ par value. Prepayments of these securities may cause losses on securities purchased at a premium. Unscheduled payments, which are made at par value, will cause a fund to experience a loss equal to any unamortized premium.
When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of a mortgage-related security and increasing the price volatility of that security, affecting the price volatility of a fund’s shares. The negative effect of interest rate increases on the market-value of mortgage backed securities is usually more pronounced than it is for other types of fixed-income securities potentially increasing the volatility of a fund.
Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A fund may buy mortgage-related securities without insurance or guarantees. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average estimated life of portfolio securities will be the actual average life of such securities.
Fannie Mae Certificates. Fannie Mae is a federally chartered corporation organized and existing under the Federal National Mortgage Association Charter Act of 1938. The obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government.
Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate and adjustable mortgage loans secured by multifamily projects.
Freddie Mac Certificates. Freddie Mac is a federally chartered corporation of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (FHLMC Act). The obligations of Freddie Mac are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government.
Freddie Mac Certificates represent a pro rata interest in a group of conventional mortgage loans (Freddie Mac Certificate group) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participating interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Ginnie Mae Certificates. The National Housing Act of 1934, as amended (Housing Act), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s Readjustment Act of 1944, as amended (VA Loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the US government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations under such guaranty, Ginnie Mae is authorized to borrow from the US Treasury with no limitations as to amount.
The Ginnie Mae Certificates in which a fund invests will represent a pro rata interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (8) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage backed serial notes.

Multiple Class Mortgage-Backed Securities. A fund may invest in multiple class mortgage-backed securities including collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMIC Certificates). These securities may be issued by US government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of mortgage loans or mortgage-backed securities the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities. REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. To the extent that a CMO or REMIC Certificate is collateralized by Ginnie Mae guaranteed mortgage-backed securities, holders of the CMO or REMIC Certificate receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payments, as a result of the GNMA guaranty, which is backed by the full faith and credit of the US government. The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.
Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. These certificates are obligations solely of Fannie Mae and are not backed by the full faith and credit of the US government. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (PCs). These certificates are obligations solely of Freddie Mac and are not backed by the full faith and credit of the US government. PCs represent undivided interests in specified level payment residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the underlying mortgage loans or the mortgage-backed securities underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the mortgage-backed securities may be allocated among the several tranches in various ways. In certain structures (known as sequential pay CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the mortgage-backed securities generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full. Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the mortgage-backed securities to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (Z Bonds), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (PAC) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (PAC Certificates), even though all other principal payments and prepayments of the mortgage-backed securities are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage-backed securities. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
The prices of certain CMOs and REMIC Certificates, depending on their structure and the rate of prepayments, may be volatile. Some CMOs may also not be as liquid as other securities. In addition, the value of a CMO or REMIC Certificate, including those collateralized by mortgage-backed securities issued or guaranteed by US government agencies or instrumentalities, may be affected by other factors, such as the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing credit enhancement. The value of these securities also can depend on the ability of their servicers to service the underlying collateral and is, therefore, subject to risks associated with servicers' performance, including mishandling of documentation. A fund is permitted to invest in other types of mortgage-backed securities that may be available in the future to the extent consistent with its investment policies and objective.
Impact of Sub-Prime Mortgage Market. A fund may invest in mortgage-backed, asset-backed and other fixed-income securities whose value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a fund’s investments in certain fixed-income securities may decline in value, their market value may be more difficult to determine, and a fund may have more difficulty disposing of them.
Municipal Leases, Certificates of Participation and Other Participation Interests. A municipal lease is an obligation in the form of a lease or installment purchase contract that is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance (as well as regular Federal income tax). Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, such as non-payment and the risk of bankruptcy of the issuer. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a fund’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.
In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a fund’s original investment.
Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.
Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities.

A fund may purchase participations in municipal securities held by a commercial bank or other financial institution, provided the participation interest is fully insured. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a fund with the right to demand payment, on not more than seven days notice, of all or any part of a fund’s participation interest in the underlying municipal security, plus accrued interest.
Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of a fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of a fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from a fund in connection with the arrangement.
Participation interests in municipal securities are subject to the same general risks as participation interests in bank loans, as described in the Bank Loans section above. Such risks include credit risk, interest rate risk, and liquidity risk, as well as the potential liability associated with being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower.
Municipal Securities. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes and bonds have different maturities and a fund may acquire “notes” and “bonds” with maturities that meets its particular investment policies and restrictions set forth in its prospectus.
Municipal notes are generally used to provide for short-term capital needs. Municipal notes include: Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, and Construction Loan Notes. Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date, such as income, sales, property, use and business taxes. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are sold to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds needed for the repayment of the notes. Construction Loan Notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae (Federal National Mortgage Association) or Ginnie Mae (Government National Mortgage Association). These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.
Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate, amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized or collateralized mortgages, and the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.
Some issues of municipal bonds are payable from United States Treasury bonds and notes or agency obligations held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.
Securities purchased for a fund may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (demand obligations). Demand obligations are considered for a fund’s purposes to mature at the demand date.
In addition, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.
An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a fund. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the 1933 Act prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a fund are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a desirable price (or interest rate). A fund believes that the quality standards applicable to its investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.
Municipal bonds may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress, which in turn could affect the market values and marketability of many or all municipal obligations of issuers in a state, territory, commonwealth or possession. For example, the COVID-19 pandemic has significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of a fund. Factors contributing to the economic stress on municipalities may include the costs associated with combatting the COVID-19 pandemic, lower sales tax revenue as a result of consumers cutting back spending, and lower income tax revenue as a result of a higher unemployment rate. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for a fund to sell the security at the time and the price that normally prevails in the market. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress states and municipalities may experience.

In addition to being downgraded, provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the US provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities. The reorganization of such subdivisions’ or authorities’ debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the political subdivisions and authorities and the value of the fund's investments.
Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.
In some cases, municipalities may issue bonds relying on proceeds from litigation settlements. These bonds may be further secured by debt service reserve funds established at the time the bonds were issued. Bonds that are supported in whole or in part by expected litigation proceeds are subject to the risk that part or all of the expected proceeds may not be received. For example, a damage award could be overturned or reduced by a court, or the terms of a settlement or damage award may allow for reduced or discontinued payments if certain conditions are met. As a result, bonds that rely on proceeds from litigation settlements are subject to an increased risk of nonpayment or default.
On August 2, 2011, President Obama signed the Budget Control Act of 2011, which requires the federal government to reduce expenditures by over $2 trillion over the next ten years. Since the specifics of the federal reductions have yet to be identified, a detailed assessment of the impact on states cannot be made.
Puerto Rico Risk. Adverse political and economic conditions and developments affecting any territory or Commonwealth of the US may, in turn, negatively affect the value of the fund’s holdings in such obligations. In recent years, Puerto Rico has experienced a recession and difficult economic conditions, which may negatively affect the value of a fund’s holdings in Puerto Rico municipal obligations. Pending or future legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of a fund’s investments in Puerto Rico municipal securities.
In June 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA) was signed into law. Among other things, PROMESA established a federally-appointed Oversight Board to oversee Puerto Rico’s financial operations and provides Puerto Rico a path to restructuring its debts. In May 2017, petitions were approved by the Oversight Board and filed under Title III of PROMESA to restructure debt and other obligations of the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (COFINA), two of the largest issuers of Puerto Rico debt. Additional Puerto Rican instrumentalities could in the future file petitions under Title III or other provisions of PROMESA. It is unclear at this time how the proceedings under PROMESA will be resolved.
Insured Municipal Securities. A fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing such insured securities, the Advisor gives consideration both to the insurer and to the credit quality of the underlying issuer. The insurance reduces the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying bond and provides additional security for payment of the principal and interest of a municipal security. Certain of the insurance companies that provide insurance for municipal securities provide insurance for other types of securities, including some involving subprime mortgages. The value of subprime mortgage securities has declined recently and some may default, increasing a bond insurer’s risk of having to make payments to holders of subprime mortgage securities. Because of this risk, the ratings of some insurance companies have been, or may be, downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.
Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Pre-Refunded Municipal Securities. Pre-refunded municipal securities are subject to interest rate risk, market risk and limited liquidity. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding of the principal of and interest on these securities are typically paid from an escrow fund consisting of obligations issued or guaranteed by the US Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.
Municipal Trust Receipts. Municipal trust receipts (MTRs) are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing for federal income tax purposes in the underlying municipal securities. This structure is intended to allow the federal income tax exempt status of interest generated by the underlying asset to pass through to the purchaser. A fund’s investments in MTRs are subject to similar risks as other investments in municipal debt obligations, including interest rate risk, credit risk, prepayment risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain legal issues could be resolved in a manner that could adversely affect the performance of a fund or shareholder investment returns. The Advisor expects that it would invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax-exempt for federal income tax purposes to the same extent as the underlying bond(s), although it is possible that the IRS will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.
Obligations of Banks and Other Financial Institutions. A fund may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which a fund may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks, commercial and savings banks, savings and loan associations and other institutions.
Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.

Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. Investments in obligations of foreign banks may entail risks that are different in some respects from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include the possibility that these obligations may be less marketable than comparable obligations of United States banks, and the selection of these obligations may be more difficult because there may be less publicly available information concerning foreign banks. Other risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability to pursue legal remedies and obtain or enforce judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of US banks.
Participation Interests. A fund may purchase from financial institutions participation interests in securities in which a fund may invest. A participation interest gives a fund an undivided interest in the security in the proportion that a fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates. For certain participation interests, a fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of a fund’s participation interests in the security, plus accrued interest. As to these instruments, a fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.
Preferred Stock. Preferred stock is an equity security, but possesses certain attributes of debt securities. Holders of preferred stock normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not otherwise participate in amounts available for distribution by the issuing corporation. Dividends on preferred stock may be cumulative, and, in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock, but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.
All preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have to be an eligible investment for a fund.
In summary, there are a number of special risks associated with investing in preferred stocks, including:
Credit and Subordination Risk. Credit risk is the risk that a preferred stock in a fund’s portfolio will decline in price or the issuer of the preferred stock will fail to make dividend, interest, or principal payments when due because the issuer experiences a decline in its financial status. As noted above, preferred stocks are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets, and liquidation payments and, therefore, will be subject to greater credit risk than more senior debt instruments.

Interest Rate Risk. Interest rate risk is the risk that a preferred stock will decline in value because of changes in market interest rates. As described above, when market interest rates rise, the market value of a preferred stock generally will generally fall. Preferred stocks with longer periods before maturity may be more sensitive to interest rate changes.
Deferral and Omission Risk. Preferred stocks may have provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If a fund owns a preferred stock that is deferring its distributions, the fund may be required to report income for tax purposes although it has not yet received such income.
Call, Reinvestment, and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its outstanding preferred stock at par earlier than scheduled, which is generally known as call risk. If this occurs, a fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred stocks frequently have call features that allow the issuer to repurchase the stock prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the obligation at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of its outstanding preferred stock. Another risk associated with a declining interest rate environment is that the income from a fund’s portfolio may decline over time when the fund invests the proceeds from share sales at market interest rates that are below the portfolio’s current earnings rate.
Liquidity Risk. Certain preferred stocks may be substantially less liquid than many other stocks, such as common stocks or US Government securities. Illiquid preferred stocks involve the risk that the stock may not be able to be sold at the time desired by a fund or at prices approximating the value at which the fund is carrying the stock on its books.
Limited Voting Rights Risk. Generally, traditional preferred stocks offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stock holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stock holders no longer have voting rights.
Special Redemption Rights Risk. In certain varying circumstances, an issuer of preferred stock may redeem the stock prior to a specified date. For instance, for certain types of preferred stocks, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the preferred stock held by a fund.
Lastly, dividends from certain preferred stocks may not be eligible for the corporate dividends-received deduction or for treatment.
Private Activity Bonds. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a fund (including a fund’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The credit quality of such bonds depends upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Privatized Enterprises. A fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Put Bonds. A fund may invest in “put” bonds (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The option to “put” the bond back to the issuer before the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.
Real Estate Investment Trusts (REITs). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Equity REITs buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Mortgage REITs lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. Hybrid REITs engage in both owning real estate and making loans. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, delays in completion of construction, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers or lessees and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Repurchase Agreements. A fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a fund acquires ownership of a security (Obligation) and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer, at a specified time and price.
In accordance with current SEC guidance, DWS Government & Agency Securities Portfolio, Government Cash Management Portfolio, DWS Government Money Market VIP, DWS Central Cash Management Government Fund, DWS Treasury Portfolio, DWS ESG Liquidity Fund and DWS Money Market Prime Series may also transfer uninvested cash balances into a single joint account (a Joint Account). The daily aggregate balance of a Joint Account will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving Joint Accounts.
A repurchase agreement provides a means for a fund to earn income on funds for periods as short as overnight. The repurchase price may be higher than the purchase price, the difference being income to a fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a fund together with the repurchase price upon repurchase. In either case, the income to a fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.
It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by a fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a fund has not perfected a security interest in the Obligation, a fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to a fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Reverse Repurchase Agreements. A fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Under a reverse repurchase agreement, a fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. A fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. Such transactions may increase fluctuations in the market value of fund assets and its yield.
Securities as a Result of Exchanges or Workouts. Consistent with a fund’s investment objectives, policies and restrictions, a fund may hold various instruments received in an exchange or workout of a distressed security (i.e., a low-rated debt security that is in default or at risk of becoming in default). Such instruments may include, but are not limited to, equity securities, warrants, rights, participation interests in sales of assets and contingent-interest obligations.
Securities with Put Rights. The right of a fund to exercise a put is unconditional and unqualified. A put is not transferable by a fund, although a fund may sell the underlying securities to a third party at any time. If necessary and advisable, a fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities).

The ability of a fund to exercise a put will depend on the ability of a counterparty to pay for the underlying securities at the time the put is exercised. In the event that a counterparty should default on its obligation to repurchase an underlying security, a fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.
The acquisition of a put will not affect the valuation by a fund of the underlying security. The actual put will be valued at zero in determining net asset value of a fund. Where a fund pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.
Short Sales. When a fund takes a long position, it purchases a stock outright. When a fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, a fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, a fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. A fund makes money when the market price of the borrowed stock goes down and a fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, a fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.
A fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that a fund will have to cover its short sale at an unfavorable price. If that happens, a fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.
Until a fund closes its short position or replaces the borrowed security, a fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of a fund’s obligation to purchase the security sold short. If the lending broker requires a fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets a fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. A fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by a fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to a fund’s borrowing restrictions. This requirement to segregate assets limits a fund’s leveraging of its investments and the related risk of losses from leveraging. A fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
Short sales involve the risk that a fund will incur a loss by subsequently buying a security at a higher price than the price at which a fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs a fund must pay to a lender of the security. In addition, because a fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a fund’s loss on a long position arises from decreases in the value of the security held by a fund and therefore is limited by the fact that a security’s value cannot drop below zero.
The use of short sales, in effect, leverages a fund’s portfolio, which could increase a fund’s exposure to the market, magnify losses and increase the volatility of returns.
Although a fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, a fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.
In addition, a fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a fund. The SEC and other (including non-US) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a fund may enter into short positions. Any such restrictions may hinder a fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.
Short Sales Against the Box. A fund may make short sales of common stocks if, at all times when a short position is open, a fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. A fund will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a fund may enter into short sales against the box. A fund will incur transaction costs in connection with short sales against the box.
Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, a fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When a fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objective.
Examples of short-term securities include:
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Securities issued or guaranteed by the US government and its agencies and instrumentalities;
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Commercial paper;
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Certificates of deposit and euro dollar certificates of deposit;
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Bankers’ acceptances;
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Short-term notes, bonds, debentures or other debt instruments; and
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Repurchase agreements.
Small Companies. The Advisor believes that many small companies often may have sales and earnings growth rates that exceed those of larger companies, and that such growth rates may, in turn, be reflected in more rapid share price appreciation over time. Investing in smaller company stocks, however, involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time or their stock values may fluctuate more sharply than other securities). Transaction costs in smaller company stocks may be higher than those of larger companies.
Sovereign Debt. Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no reliable bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
Special Information Concerning Master-Feeder Fund Structure. The following applies to the extent that the fund employs the master-feeder fund structure. Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, a fund seeks to achieve its investment objective by investing substantially all of its assets in a master portfolio (Portfolio), a separate registered investment company with the same investment objective as a fund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling a beneficial interest to a fund, the Portfolio may sell beneficial interests to other mutual funds, investment vehicles or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as a fund due to variations in sales commissions and other operating expenses. Therefore, investors in a fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures.
Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Also, the Portfolio may be required to sell investments at a price or time not advantageous to the Portfolio in order to meet such a redemption. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever a fund is requested to vote on a matter pertaining to the Portfolio, the fund will vote its interests in the Portfolio without a meeting of shareholders of the fund if the proposal is one that would not require the vote of shareholders of the fund as long as such action is permissible under applicable statutory and regulatory requirements. In addition, whenever the fund is required to vote on a particular matter relating to the Portfolio, the fund will hold a meeting of the shareholders of the fund and, at the meeting of the investors of the Portfolio, will cast its vote in the same proportion as the votes of the fund’s shareholders even if all the fund’s shareholders did not vote.
Certain changes in the Portfolio’s investment objectives, policies or restrictions may require a fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.
A fund may withdraw its investment from the Portfolio at any time, if the Board determines that it is in the best interests of the shareholders of a fund to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of a fund in another pooled investment entity having the same investment objective as a fund or the retaining of an investment advisor to manage a fund’s assets in accordance with the investment policies described herein with respect to the Portfolio.
Stable Net Asset Value (for all money market funds except DWS ESG Liquidity Fund and Government Cash Management Portfolio). A fund effects purchases and redemptions at its net asset value per share. In fulfillment of its responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies reasonably designed, taking into account current market conditions and a fund’s investment objective, to stabilize a fund’s net asset value per share, and the Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. In addition to imposing limitations on the quality, maturity, diversity and liquidity of portfolio instruments held by a fund as described in the prospectus, those policies include a weekly monitoring by the Advisor of unrealized gains and losses in a fund and, when necessary, in an effort to avoid a material deviation of a fund’s net asset value per share determined by reference to market valuations from a fund’s $1.00 price per share, taking corrective action, such as adjusting the maturity of a fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair a fund’s ability to maintain a stable $1.00 share price. There is no assurance that a fund’s net asset value per share will be maintained at $1.00.
Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (seller), to sell up to the same principal amount of such securities back to the seller, at a fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.
Stand-by commitments acquired by a fund may have the following features: (1) they will be in writing and will be physically held by a fund’s custodian; (2) a fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund’s acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.
A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.
It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.
Subsidiary Companies. A fund may gain exposure to the commodity markets in part by investing a portion of a fund’s assets in a wholly-owned subsidiary (Subsidiary). Investments in a Subsidiary are expected to provide exposure to the commodity markets within the limitations of the Code and IRS rulings (see “Taxes” in Appendix II-H of this SAI). The Subsidiaries are companies organized under the laws of the Cayman Islands, and each is overseen by its own board of directors.
Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries will also invest in fixed income instruments, cash, cash equivalents and affiliated money market funds. In monitoring compliance with its investment restrictions, a fund will consider the assets of its Subsidiary to be assets of the fund. A Subsidiary must, however, comply with the asset segregation requirements with respect to its investments in commodity-linked derivatives.
To the extent that a fund invests in its Subsidiary, a fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in a fund’s prospectus(es) and this SAI. While the Subsidiaries may be considered similar to investment companies, they are not registered under the 1940 Act and are not directly subject to all of the investor protections of the 1940 Act and other US regulations. Changes in the laws of the US or the Cayman Islands could result in the inability of a fund or a Subsidiary to operate as intended or may subject the fund or its advisor to new or additional regulatory requirements, and could negatively affect a fund and its shareholders.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, satisfy several diversification requirements, including the requirement that not more than 25% of the value of the fund's total assets may be invested in the securities (other than those of the US government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses. Therefore, so long as a fund is subject to this limit, the fund may not invest any more than 25% of the value of its total assets in a Subsidiary. Absent this diversification requirement, a fund would be permitted to invest more than 25% of the value of its total assets in a Subsidiary.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a fund must, among other things, derive at least 90% of its gross income from certain specified sources (qualifying income). Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If the Fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, a fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund) have obtained private letter rulings from the IRS confirming that the income and gain earned through a wholly-owned Subsidiary that invests in certain types of commodity-linked derivatives constitute qualifying income under the Code.

Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Tax-Exempt Custodial Receipts. Tax-exempt custodial receipts (Receipts) evidence ownership in an underlying bond that is deposited with a custodian for safekeeping. Holders of the Receipts receive all payments of principal and interest when paid on the bonds. Receipts can be purchased in an offering or from a counterparty (typically an investment bank). To the extent that any Receipt is illiquid, it is subject to a fund’s limitation on illiquid securities.
Tax-Exempt Pass-Through Securities. Tax exempt pass-through certificates represent an interest in a pool or group of fixed-rate long-term debt obligations issued by or on behalf of primarily not-for-profit institutions, the interest on which is exempt from federal income taxation, including alternative minimum taxation. Such fixed-rate long-term debt obligations may be private activity bonds issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a non-profit corporation for the purpose of financing or refinancing the construction or improvement of a facility to be used by the non-profit corporation. Distributions on tax exempt pass-through certificates may be adversely affected by defaults in or prepayment of the underlying debt obligations. Certain tax exempt pass-through certificates are issued in several classes with different levels of yields and credit protection. A fund may invest in lower classes of tax exempt pass-through certificates that have less credit protection. Tax exempt pass-through certificates have limited liquidity and certain transfer restrictions may apply. There currently is no trading market for tax exempt pass-through certificates and there can be no assurance that such a market will develop.
Tender Option Bond Transactions. A fund may leverage its assets through the use of proceeds through tender option bond (TOB) transactions. In a TOB transaction, the fund typically transfers fixed-rate, long-term municipal bonds into a special purpose entity (a ”TOB Trust”) that has been created for the purpose of repackaging such municipal bonds. The TOB Trust issues short-term floating rate notes and a residual interest security “(TOB Inverse Floater Residual Interests”). The short term floating rate notes (“TOB Floaters”) are issued in a face amount equal to some fraction of the par value of the underlying bonds. The TOB Floaters are sold to third parties, typically money market funds, and the TOB Inverse Floater Residual Interests are held by the fund. The fund receives the proceeds from the sale of the TOB Floaters as consideration for the transferred municipal bonds, and the fund uses the cash proceeds received from the sale of the TOB Floaters to make additional investments. The TOB Floaters pay an interest rate that resets periodically at a reference rate, typically a short-term tax-exempt market rate, and can be tendered to the TOB Trust at par, unless certain events occur. Typically, such tenders are funded through a remarketing of the tendered TOB Floaters or a draw down on a liquidity facility. A fund, as the holder of the TOB Inverse Floater Residual Interests, has full exposure to any increase or decrease in the value of the underlying bonds. The holder of the TOB Inverse Floater Residual Interests receives interest in an amount equal to the interest paid on the underlying bonds, less the interest paid on the TOB Floaters (and less certain expenses associated with the TOB Trust such as trustee, administrative and liquidity fees). By holding the TOB Inverse Floater Residual Interests, a fund typically has the right to collapse the TOB Trust by causing the holders of the TOB Floaters to tender their notes at par and have the TOB Trust administrator transfer the underlying bonds to the fund. In connection with these investments, a fund may enter into shortfall and forbearance agreements whereby the fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bonds held by the TOB Trust and the liquidation value of the TOB Floaters plus any shortfalls in interest cash flows. This could potentially expose the fund to losses in excess of the value of the fund’s investment in the TOB Inverse Floater Residual Interests.
The value of TOB Inverse Floater Residual Interests may decrease significantly when interest rates increase. The market for TOB Inverse Floater Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. Moreover, the TOB Trust could be terminated for reasons outside of a fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in TOB Inverse Floater Residual Interests generally involve greater risk than investments in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed TOB Trust structures that are intended to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule.
DWS municipal bond fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to pre-Volcker TOB Trust structures, with certain key differences. The basic features of a Volcker-compliant TOB Trust structure are as follows:
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Portfolio management continues to make certain basic investment determinations, such as which bonds are placed in the TOB Trust, the amount of leverage for any given transaction, whether the transaction is structured as non-recourse or recourse, etc.
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Similar to pre-Volcker TOB Trust structures, the fund continues to be the holder of the TOB Inverse Floater Residual Interests.
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Unlike pre-Volcker TOB Trust structures, a bank or financial institution no longer serves as the sponsor, depositor, or trust administrator nor does it have any discretionary decision making authority with respect to the TOB Trust.
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Consistent with pre-Volcker TOB Trust structures, a bank or financial institution serves as the trustee, liquidity provider, and remarketing agent.
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A third-party administrative agent retained by the fund performs certain of the roles and responsibilities historically provided by banking entities in pre-Volcker TOB Trust structures, including certain historical sponsor/ administrative roles and responsibilities.
The ultimate impact of the Volcker Rule on the TOB market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.
Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals to tender (put) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond’s tax-exempt status, the put option will terminate automatically. As a result, a fund would be subject to the risks associated with holding such a long-term bond and the weighted average maturity of that fund’s portfolio would be adversely affected.
These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.
To Be Announced (TBA) Purchase Commitments. Similar to When-Issued or Delayed-Delivery securities, a TBA purchase commitment is a security that is purchased or sold for a fixed price with the underlying securities to be announced at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a fund agrees to accept any securities that meets the specified terms. For example, in a TBA mortgage-backed transaction, a fund and seller would agree upon the issuer, interest rate and terms of the underlying mortgages, but the seller would not identify the specific underlying security until it issues the security. TBA purchase commitments involve a risk of loss if the value of the underlying security to be purchased declines prior to delivery date. The yield obtained for such securities may be higher or lower than yields available in the market on delivery date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.
Trust Preferred Securities. A fund may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (Special Trust), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.
If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (OID) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as a fund, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as a fund, to sell their holdings.
US Government Securities. A fund may invest in obligations issued or guaranteed as to both principal and interest by the US Government, its agencies, instrumentalities or sponsored enterprises which include: (a) direct obligations of the US Treasury; and (b) securities issued or guaranteed by US Government agencies.
Examples of direct obligations of the US Treasury are Treasury bills, notes, bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.
US Government securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities.

Interest rates on US Government securities may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the US Government securities in a fund’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government securities will tend to decline, and as interest rates fall the value of a fund’s investments in US Government securities will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a fund’s average portfolio maturity. As a result, a fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
Variable and Floating Rate Instruments. Debt instruments purchased by a fund may be structured to have variable or floating interest rates. The interest rate on variable and floating rate securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes. The interest rate of variable rate securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. A fund may purchase variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such instruments may fluctuate; to the extent it does, increases or decreases in value of such instruments may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate securities is made in relation to movements of the applicable rate adjustment index, the instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities. A money market fund determines the maturity of variable rate securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.
The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature (described below), will continuously monitor the issuer’s financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a fund’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet a fund’s investment quality standards relating to investments in bank obligations. The Advisor will also monitor the creditworthiness of issuers of such instruments to determine whether a fund should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a fund could suffer a loss if the issuer defaults or during periods in which a fund is not entitled to exercise its demand rights. When a reliable trading market for the variable and floating rate instruments held by a fund does not exist and a fund may not demand payment of the principal amount of such instruments within seven days, the instruments may be deemed illiquid and therefore subject to a fund’s limitation on investments in illiquid securities.
Variable Rate Demand Securities. A fund may purchase variable rate demand securities, which are variable rate securities that permit a fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from a fund for this arrangement. The issuer of a variable rate demand security may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.
Variable Rate Master Demand Notes. A fund may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between a fund and the issuer, they are not ordinarily traded. Although no active secondary market may exist for these notes, a fund will purchase only those notes under which it may demand and receive payment of principal and accrued interest daily or may resell the note at any time to a third party. These notes are not typically rated by credit rating agencies.
Variable Rate Preferred Securities. A fund may purchase certain variable rate preferred securities (VRPs) issued by closed-end municipal bond funds, which, in turn, invest primarily in portfolios of tax-exempt municipal bonds. A fund may invest in securities issued by single-state or national closed-end municipal bond funds. VRPs are issued by closed-end funds to leverage returns for common shareholders. Under the 1940 Act, a closed-end fund that issues preferred shares must maintain an asset coverage ratio of at least 200% immediately after the time of issuance and at the time of certain distributions on repurchases of its common stock. It is anticipated that the interest on the VRPs will be exempt from federal income tax and, with respect to any such securities issued by single-state municipal bond funds, exempt from the applicable state’s income tax, although interest on VRPs may be subject to the federal alternative minimum tax. The VRPs will pay a variable dividend rate, determined either daily or weekly, typically through a remarketing process, and will typically include a demand feature that provides a fund with a contractual right to tender the securities to either a liquidity provider or back to the closed-end municipal bond fund. A fund could lose money if the liquidity provider fails to honor its obligation, becomes insolvent, or files for bankruptcy. If the tender is directly to the closed-end municipal bond fund a fund could lose money if the closed-end municipal bond fund fails to honor its obligation, becomes insolvent, or files for bankruptcy. In certain instances, a fund may not have the right to put the securities back to the closed-end municipal bond fund or demand payment or redemption directly from the closed-end municipal bond fund. If the VRPs were offered under an exemption from registration under the 1933 Act (e.g. Regulation D) the VRPs would not be freely transferable and, therefore, a fund may only transfer the securities to another investor in compliance with certain exemptions under the 1933 Act, including Rule 144A. If the VRPs were to be registered under the 1933 Act, the VRPs would be freely transferable.
A fund’s purchase of VRPs issued by closed-end municipal bond funds is subject to the restrictions set forth under the heading “Investment Companies and Other Pooled Investment Vehicles.”
Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a fund were not exercised by the date of its expiration, a fund would lose the entire purchase price of the warrant.
When-Issued and Delayed-Delivery Securities. A fund may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to a fund until settlement takes place.

At the time a fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a fund identifies on its books cash or liquid assets in an amount at least equal to such commitments. It may be expected that a fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions, a fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When a fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade and is, therefore, exposed to counterparty risk. Failure of the seller to do so may result in a fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
Yankee Bonds. Yankee Bonds are US dollar-denominated bonds sold in the US by non-US issuers. As compared with bonds issued in the US, such bond issues normally pay interest but are less actively traded. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In many foreign countries, there is less publicly available information about foreign issuers, and there is less government regulation and supervision of foreign stock exchanges, brokers and listed companies. Also in many foreign countries, companies are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic issuers. Security trading practices and custody arrangements abroad may offer less protection to a fund’s investments and there may be difficulty in enforcing legal rights outside the United States. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of a fund’s portfolio. Additionally, in some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property, or other fund assets, political or social instability or diplomatic developments which could affect investments in foreign securities. In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
Yields and Ratings. The yields on certain obligations in which a fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the securities that they undertake to rate. Ratings, however, are general and are not absolute standards of quality or value. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. See “Ratings of Investments” for descriptions of the ratings provided by certain recognized rating organizations.
Zero Coupon Securities and Deferred Interest Bonds. A fund may invest in zero coupon securities that are “stripped” US Treasury notes and bonds and in deferred interest bonds. Zero coupon securities are the separate income or principal components of a debt instrument. Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities are redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security, and the accrual constitutes the income earned on the security for both accounting and federal income tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash.
A fund will accrue income on such investments for tax and accounting purposes, as required, which will generally be prior to the receipt of the corresponding cash payments. Because a fund is required to distribute to shareholders substantially all of its net investment income, including such accrued income, to avoid federal income and excise taxes, a fund may be required to liquidate portfolio securities to satisfy a fund’s distribution obligations (including at a time when it may not be advantageous to do so). Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a fund to dispose of them or to determine their current value.

Part II: Appendix II-H—Taxes
The following is intended to be a general summary of certain federal income tax consequences of investing in a fund. This discussion does not address all aspects of taxation (including state, local, and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) that are subject to special treatment under the US federal income tax laws. Current and prospective investors are therefore advised to consult with their tax advisors before making an investment in a fund. This summary is based on the laws in effect on the date of this SAI and on existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.
Feeder Funds. Certain funds (Feeder Funds) invest all or substantially all of their assets in either the Deutsche DWS Equity 500 Index Portfolio or the Government Cash Management Portfolio (each, a Master Portfolio), which are partnerships for US federal income tax purposes. For a discussion of the US federal income tax treatment of a Master Portfolio, please see the registration statement for that Master Portfolio. The amount and character of a Feeder Fund’s income, gains, losses, deductions and other tax items will generally be determined at the Master Portfolio level and the Feeder Fund will be allocated, and is required to take into account, its share of its Master Portfolio’s income, gains, losses and other tax items for each taxable year. Consequently, references herein to a fund’s income, gains, losses and other tax items, as well as its activities, investment and holdings, as applied to a Feeder Fund, generally include the tax items, activities, investments and holdings realized, recognized, conducted or held, as applicable, either by the Feeder Fund directly or through its Master Portfolio. See “Investments in the Master Portfolios” for more information.
Taxation of a fund and its Investments
Qualification as a regulated investment company. A fund has elected (or in the case of a new fund, intends to elect) to be treated, and intends to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). If a fund qualifies for treatment as a regulated investment company that is accorded special tax treatment, such fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders under the Code, a fund must, among other things:
(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);
(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets are represented by cash and cash items, US Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of a fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets are invested, including through corporations in which the fund owns a 20% or more voting interest, (x) in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and
(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; investment company taxable income generally consists of taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by a fund. However, 100% of net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income.
For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. It is possible that certain partnerships in which a fund may invest will be master limited partnerships constituting qualified publicly traded partnerships. Such investments will be limited by a fund's intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund being subject to state, local or foreign income, franchise or withholding taxes.
Pursuant to current Internal Revenue Service (IRS) guidance, a Feeder Fund investing in a Master Portfolio will be treated as holding directly the underlying assets of the Master Portfolio for purposes of the diversification test in (b) above.
In addition, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a fund’s ability to meet the diversification test in paragraph (b) above.
Failure to qualify as a regulated investment company. If a fund were to fail to meet the income, diversification or distribution tests described above, the fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a fund were ineligible to or otherwise did not cure such failure for any year, the fund would fail to qualify as a “regulated investment company” for such year. All of the fund's taxable income would be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions, however, could be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and other noncorporate shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment.
A fund is subject to a 4% nondeductible excise tax on amounts that have been retained rather than distributed, as required, under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a fund's taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 of such year (or the last day of a fund’s taxable year if a fund’s taxable year ends in November or December and a fund makes an election to use such later date), as well as amounts that were neither distributed by nor taxed to a fund during the prior calendar year. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the fund is permitted to so elect and does so elect) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, a fund will be treated as having distributed any ordinary income or capital gain net income on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Although a fund's distribution policies should enable it to avoid this excise tax, a fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such fund.

Special tax provisions that apply to certain investments. Certain of a fund's investment practices are subject to special and complex federal income tax provisions, including rules relating to short sales, constructive sales, “straddle” and “wash sale” transactions and section 1256 contracts (as defined below), that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gains into higher taxed short-term capital gains or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss; (iv) cause a fund to recognize income or gain without a corresponding receipt of cash; and/or (v) adversely alter the characterization of certain fund investments. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a fund.
Certain debt obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (OID) is treated as interest income and is included in a fund’s income (and required to be distributed by a fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind debt securities will give rise to income which is required to be distributed and is taxable even though a fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a fund may elect to accrue market discount currently, in which case a fund will be required to include the accrued market discount in a fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in a fund's income, will depend upon which of the permitted accrual methods a fund elects.
If a fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest a fund actually received. Such distributions may be made from the cash assets of a fund or by liquidation of portfolio securities that it might otherwise have continued to hold. A fund may realize gains or losses from such liquidations. In the event a fund realizes net gains from such transactions, its shareholders may receive larger distributions than they would have received in the absence of such transactions. These investments may also affect the character of income recognized by a fund.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer. In such cases, dividend payments by a fund may be eligible for qualified dividend income treatment or, if the issuer of the high yield discount obligations is a domestic corporation, the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.
Investments in debt obligations that are at risk of or in default present special tax issues for a fund. Federal income tax rules are not entirely clear about issues such as whether and, if so, to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a fund, when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to US federal income or excise tax.
Very generally, where a fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require such a fund to reduce its tax basis by the amount of amortized premium.
Derivatives. In addition to the special rules described below in respect of options transactions and futures, a fund's transactions in other derivative instruments (e.g. forward contracts and swap agreements), as well as any of its other hedging, short sale or similar transactions, may be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also: (i) require a fund to mark to market annually certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year); or (ii) cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements described above in order to avoid certain income and excise taxes. A fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which may also accelerate the recognition of gain by the fund. A fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a fund from treatment as a regulated investment company.
In general, option premiums received by a fund are not immediately included in the income of a fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or a fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a fund is exercised and a fund sells or delivers the underlying stock, a fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by a fund minus (b) a fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, a fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by a fund is greater or less than the amount paid by a fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, a fund generally will recognize short-term gain equal to the premium received.
A fund's options activities may include transactions constituting straddles for US federal income tax purposes that trigger the US federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a fund's long position in the subject security. Very generally, where applicable, Section 1092 requires: (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter; and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. The straddle rules apply in modified form to so-called “qualified covered calls.” Very generally, where a taxpayer writes an option on a single stock that is “in the money” but not “deep in the money,” the holding period on the stock will not be terminated, as it would be under the general straddle rules, but will be suspended during the period that such calls are outstanding. These straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” (as discussed below) or qualify for the dividends-received deduction (as discussed below) to fail to satisfy the holding period requirements and therefore to be taxed at ordinary income tax rates or to fail to qualify for the dividends-received deduction, as the case may be.
In summary, a fund's options activities can cause a substantial portion of the fund's income to consist of short-term capital gains, taxable to shareholders at ordinary income rates when distributed to them.
A fund's investment in so-called “section 1256 contracts,” which include certain futures contracts as well as listed non-equity options written or purchased by a fund on US exchanges (including options on futures contracts, equity indices and debt securities), are subject to special federal income tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss (although certain foreign currency gains and losses from such contracts may be treated as ordinary in character), regardless of the period of time the positions were actually held by a fund.
As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). With respect to certain types of swaps, a fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for federal income tax purposes as ordinary income or loss. The federal income tax treatment of many types of credit default swaps is uncertain under current law.
In general, gain or loss on a short sale is recognized when a fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally treated as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a fund's hands. Except with respect to certain situations where the property used by a fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a fund for more than a year. In general, a fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
Income from certain commodity-linked derivatives does not constitute qualifying income to a fund. The federal income tax treatment of commodity-linked notes and certain other derivative instruments in which a fund might invest is not certain, in particular with respect to whether income and gains from such instruments constitutes qualifying income. If a fund treats income from a particular instrument as qualifying income and the income is later determined not to constitute qualifying income, and, together with any other nonqualifying income, causes the fund's nonqualifying income to exceed 10% of its gross income in any taxable year, the fund will fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the fund level. Certain funds (including the DWS Enhanced Commodity Strategy Fund and DWS RREEF Real Assets Fund) obtain exposure to commodities through a wholly owned subsidiary that invests in certain types of commodity-linked derivatives. The income and gain earned through such subsidiaries is expected to constitute qualifying income under the Code. See “Investment in Wholly Owned Foreign Subsidiary” for more information.
Because the rules described above and other federal income tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax. A fund intends to limit its activities in options, futures contracts, forward contracts, short sales, swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under the Code.
REITs. A fund’s investments in equity securities of REITs may result in a fund’s receipt of cash in excess of the REIT’s earnings; if a fund distributes these amounts, the distributions could constitute a return of capital to fund shareholders for federal income tax purposes. In addition, such investments in REIT equity securities also may require a fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a fund’s income from a residual interest in a real estate mortgage investment conduit (REMIC) or an equity interest in a taxable mortgage pool (TMP) including such income received indirectly through a REIT or other pass-through entity (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly (see “Taxation of US Shareholders – Dividends and distributions – Additional considerations” and see also “Tax-exempt Shareholders” for a summary of certain federal income tax consequences to shareholders of distributions reported as excess inclusion income).
For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a fund as qualified REIT dividends, a shareholder must hold shares of the fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the fund’s qualified REIT dividend income while direct investors in REITS may be entitled to the deduction.
Standby commitments. A fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” A fund may pay for a standby commitment either in cash or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, a fund may purchase beneficial interests in municipal securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require a fund to pay “tender fees” or other fees for the various features provided. The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund, where relevant, intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. If a fund is not viewed as the owner of such municipal obligations, it will not be permitted to treat the exempt interest paid on such obligations as belonging to it. This may affect the fund’s eligibility to pay exempt-interest dividends to its shareholders. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by a fund, in relation to various regulated investment company tax provisions is unclear. However, the Advisor intends to manage a fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.
As described herein, in certain circumstances a fund may be required to recognize taxable income or gain even though no corresponding amounts of cash are received concurrently. A fund may therefore be required to obtain cash to satisfy its distribution requirements by selling securities at times when it might not otherwise be desirable to do so or by borrowing the necessary cash, thereby incurring interest expense. In certain situations, a fund will, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October 31 until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October 31 may affect the federal income tax character of shareholder distributions.
Foreign investments. Income (including, in some cases, capital gains) from investments in foreign stocks or securities may be subject to foreign taxes, including withholding and other taxes imposed by foreign jurisdictions. Tax conventions between certain countries and the US may reduce or eliminate such taxes. It is not possible to determine a fund’s effective rate of foreign tax in advance since the amount of a fund's assets to be invested in various countries is not known. Payment of such taxes will reduce a fund's yield on those investments.
If a fund is liable for foreign taxes and if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations (including foreign governments), a fund may make an election pursuant to which certain foreign taxes paid by a fund would be treated as having been paid directly by shareholders of a fund. Pursuant to such election, shareholders may be able to claim a credit or deduction on their federal income tax returns for their pro rata portions of qualified taxes paid by a fund to foreign countries in respect of foreign securities that such fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by a fund. Each shareholder of a fund will be notified whether the foreign taxes paid by a fund will “pass through” for that year and, if so, such notification will report the shareholder's portion of (i) the foreign taxes paid by a fund and (ii) a fund's foreign source income. Certain fund of funds also may qualify to pass through to shareholders foreign taxes paid by underlying funds in which the fund of funds invests. See Fund-of-Funds Structure, below.
A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a fund is subject to certain limitations imposed by the Code, which may result in the shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their US federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. The amount of foreign taxes that a shareholder may claim as a credit in any year will generally be subject to a separate limitation for “passive income,” which includes, among other types of income, dividends, interest and certain foreign currency gains. Because capital gains realized by a fund on the sale of foreign securities will be treated as US source income, the available credit of foreign taxes paid with respect to such gains may be restricted. Shareholders that are not subject to US federal income tax, and those who invest in a fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a fund.
If a fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by a fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a fund and will not be required to include such taxes in their gross income.
A fund’s transactions in foreign currencies, foreign-currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may in certain instances give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the US dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Any such ordinary income treatment may accelerate or increase fund distributions to shareholders, and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a fund to offset income or gains earned in subsequent taxable years. With regard to forward contracts entered into beginning January 15, 2015 the DWS CROCI® International Fund has elected to treat eligible currency gains and losses derived from forward contracts as capital gains and losses; not all currency gains and losses are eligible for this treatment.
Investment in passive foreign investment companies (PFICs). If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (PFICs), it may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares, which tax cannot be eliminated by making distributions to fund shareholders. Such excess distributions and gains will be considered ordinary income. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.
However, a fund may elect to avoid the imposition of that tax. For example, a fund may in certain cases elect to treat the PFIC as a “qualified electing fund” under the Code (i.e., make a “QEF election”), in which case a fund would be required to include in income each year its share of the ordinary earnings and net capital gains of the qualified electing fund, even if such amounts were not distributed to a fund. In order to make this election, a fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or not possible to obtain.
Alternatively, a fund may make a mark-to-market election that will result in a fund being treated as if it had sold (and, solely for purposes of this mark-to-market election, repurchased) its PFIC stock at the end of such fund’s taxable year. In such case, a fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The QEF and mark-to-market elections must be made separately for each PFIC owned by a fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, a fund could potentially ameliorate the adverse federal income tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and/or to avoid imposition of the 4% excise tax. Making either of these elections therefore may require a fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a fund's total return. A fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Because it is not always possible to identify a foreign corporation as a PFIC, a fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Investment in Wholly Owned Foreign Subsidiary. Certain funds may invest a portion of their assets (but not more than 25% of the value of the fund’s total assets as of the end of each quarter of such fund’s taxable year) in a wholly owned foreign subsidiary that will invest in certain types of commodity-linked derivatives (each a “Subsidiary”). Each Subsidiary was formed under the laws of the Cayman Islands and is classified as a corporation for federal income tax purposes.
For federal income tax purposes, each Subsidiary will be treated as a controlled foreign corporation and the applicable fund will be treated as a “US shareholder” of the Subsidiary. As a result, each fund will be required to include in gross income for US federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all or substantially all of each Subsidiary’s income will be “subpart F income.” Each fund's recognition of its Subsidiary's “subpart F income” will increase the fund's basis in its shares of the Subsidiary. Distributions by a Subsidiary to the applicable fund will be tax-free, to the extent of the Subsidiary's previously undistributed “subpart F income,” and will correspondingly reduce the fund’s basis in its shares of the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of a Subsidiary’s underlying income. Therefore, each fund’s investment in its Subsidiary may cause the fund to realize more ordinary income than would be the case if the fund invested directly in the investments held by its Subsidiary. If a net loss is realized by a Subsidiary, such loss is not generally available to offset other income earned by the applicable fund.
As noted above, to qualify as a regulated investment company, a fund must derive at least 90% of its gross income each taxable year from certain specified sources. Income from direct investments in commodities and certain commodity-linked derivatives generally does not constitute qualifying income. The IRS, however, has issued regulations under which the subpart F income of a regulated investment company attributable to the regulated investment company’s investment in a controlled foreign corporation is qualifying income to the regulated investment company to the extent that such income is derived with respect to the regulated investment company’s business of investing in stock, securities or currencies. Each fund that invests in a Subsidiary expects its subpart F income attributable to its investment in its Subsidiary to be derived with respect to the fund’s business of investing in stock, securities or currencies. Accordingly, each fund expects its subpart F income attributable to its investment in its Subsidiary to be treated as qualifying income. The IRS, however, may assert that a fund’s income attributable to its Subsidiary is not qualifying income. In such a case, a fund could fail to qualify as a regulated investment company, could be limited in its ability to implement its current investment strategies and may need to significantly change its investment strategies, which could adversely affect the fund. A fund also may incur transaction and other costs.
Investments in MLP Equity Securities. A fund may invest to a limited degree in MLPs and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from a qualified publicly traded partnership is included in the sources of income from which a regulated investment company must derive at least 90% of its gross income. However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a fund invests is treated as a partnership for federal income tax purposes, a fund will be required to take into account a fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP regardless of whether the MLP distributes cash to a fund. A fund must recognize income that is allocated to it from an MLP for federal income tax purposes, even if a fund does not receive cash distributions from the MLP. Income allocated to a fund from an MLP may include income recognized as a result of the cancellation of the MLP’s debt. Because a fund may recognize income from an MLP in excess of the cash distributions received from the MLP, a fund may be required to sell other securities or may have to use leverage in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes. The longer that a fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to a fund equal to or in excess of the distributions the MLP makes to a fund.
Distributions to a fund from an MLP that that is taxed as a partnership for federal income tax purposes are not taxable unless the cash amount (or in certain cases, the fair market value of marketable securities) distributed exceeds a fund’s basis in its MLP interest. A fund’s basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount a fund paid for the equity securities (i) increased by a fund’s allocable share of the MLP’s net income and certain MLP debt, if any, and (ii) decreased by a fund’s allocable share of the MLP’s net losses and distributions received by a fund from the MLP. Although any distributions by an MLP to a fund in excess of a fund’s allocable share of such MLP’s net income may create a temporary economic benefit to a fund, such distribution will decrease a fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by a fund. A portion of any gain or loss recognized by a fund on a disposition of an MLP equity security where the MLP is taxed as a partnership may be taxed as ordinary income or loss to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.

For taxable years beginning after December 31, 2017 and before January 1, 2026, “qualified publicly traded partnership income” is treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. The Code currently does not contain a provision permitting a regulated investment company to pass the special character of this income through to shareholders. As a result, direct investors in MLPs that are publicly traded partnerships taxed as partnerships may be entitled to this deduction while investors that invest in a fund that invests in such MLPs will not.
Investments in the Master Portfolios. Special tax considerations apply to a Feeder Fund investing in a Master Portfolio. As noted above, each Master Portfolio is treated as a partnership for US federal income tax purposes. For US federal income tax purposes, a Feeder Fund generally will be allocated its distributive share (as determined in accordance with the governing instruments of the applicable Master Portfolio, as well as with the Code, the Treasury regulations thereunder, and other applicable authority) of the income, gains, losses, deductions, credits, and other tax items of its Master Portfolio so as to reflect the Feeder Fund’s interests in the Master Portfolio. A Master Portfolio may modify its partner allocations to comply with applicable tax regulations, including, without limitation, the income tax regulations under Sections 704, 734, 743, 754, and 755 of the Code. It also may make special allocations of specific tax items, including gross income, gain, deduction, or loss. These modified or special allocations could result in a Feeder Fund, as a partner, receiving more or less items of income, gain, deduction, or loss (and/or income, gain, deduction, or loss of a different character) than it would in the absence of such modified or special allocations. A Feeder Fund will be required to include in its income its share of its Master Portfolio’s tax items, including gross income, gain, deduction, or loss, for any taxable year regardless of whether or not the Master Portfolio distributes any cash to the Feeder Fund in such year.
A Master Portfolio is not required, and generally does not expect, to make distributions (other than distributions in redemption of Master Portfolio interests) to its investors each year. Accordingly, the income recognized by a Feeder Fund in respect of its investment in a Master Portfolio could exceed amounts distributed (if any) by the Master Portfolio to the Feeder Fund in a particular taxable year, and thus the Feeder Fund could be required to redeem a portion of its interests in the Master Portfolio in order to obtain sufficient cash to satisfy its annual distribution requirements (described above) and to otherwise avoid fund-level US federal income and excise taxes.
A Feeder Fund’s receipt of a non-liquidating cash distribution from a Master Portfolio generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Feeder Fund’s adjusted basis in its interests of the Master Portfolio before the distribution. A Feeder Fund that receives a liquidating cash distribution from a Master Portfolio generally will recognize capital gain to the extent of the difference between the proceeds received by the Feeder Fund and the Feeder Fund’s adjusted tax basis in interests of such Master Portfolio; however, the Feeder Fund generally will recognize ordinary income, rather than capital gain, to the extent that the Feeder Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) and substantially appreciated inventory, if any, exceeds the Feeder Fund’s share of the basis in those unrealized receivables and substantially appreciated inventory. Any capital loss realized on a liquidating cash distribution may be recognized by a Feeder Fund only if it redeems all of its Master Portfolio interests for cash. A Feeder Fund generally will not recognize gain or loss on an in-kind distribution of property from a Master Portfolio, including on an in-kind redemption of Master Portfolio interests. However, certain exceptions to this general rule may apply.
Taxation of US Shareholders
Dividends and distributions. A fund intends to distribute substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and net capital gain (that is, the excess of net realized long-term capital gains over net realized short-term capital losses), if any, to shareholders each year. Unless a shareholder instructs the Trust/Corporation to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of a fund.
Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made, whether you receive them in cash or reinvest them in additional shares. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by a fund not later than such December 31, provided such dividend is actually paid by a fund on or before January 31 of the following calendar year. Dividends and distributions received by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to current US federal income taxation. However, withdrawals from such retirement plans may be subject to US federal income tax.
If a fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to federal income tax at the fund level at regular corporate rates on the amount retained. In that event, a fund may designate such retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for US federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by a fund on the undistributed amount against their US federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities. The tax basis of shares owned by a fund shareholder, for US federal income tax purposes, will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the federal income tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon filing appropriate returns or claims for refund with the IRS.
For federal income tax purposes, distributions of investment income (other than “exempt-interest dividends,” see below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gains that are properly reported by a fund as capital gain dividends (Capital Gain Dividends) will be taxable as long-term capital gains includible in and taxed at the reduced rates applicable to net capital gain. Distributions from capital gains are generally made after applying any available capital loss carryovers. Except as discussed below, all other dividends of a fund (including dividends from short-term capital gains) from current and accumulated earnings and profits are generally subject to federal income tax as ordinary income.
Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a fund of net investment income and capital gains (other than exempt-interest dividends, described below) as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of a fund's shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a fund.
Qualified dividend income. Distributions reported by a fund as derived from “qualified dividend income” will be taxed to individuals and other noncorporate shareholders at the reduced federal income tax rates generally applicable to net capital gains, provided certain holding period and other requirements are met at both the shareholder and fund levels. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be offset by capital losses.
If 95% or more of a fund's gross income (excluding net long-term capital gain over net short-term capital loss) in a taxable year is attributable to qualified dividend income received by a fund, 100% of the dividends paid by a fund (other than distributions reported by a fund as Capital Gain Dividends) to individuals and other noncorporate shareholders during such taxable year will be eligible to be treated as qualified dividend income. If less than 95% of a fund’s gross income is attributable to qualified dividend income, then only the portion of the fund’s dividends that is attributable to qualified dividend income and reported as such by the fund will be eligible to be treated as qualified dividend income.
For these purposes, qualified dividend income generally means income from dividends received by a fund from US corporations and certain foreign corporations. Dividend income received by a fund and distributed to a fund shareholder may not be treated as qualified dividend income by the shareholder unless a fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to a fund's shares. A dividend will not be treated as qualified dividend income (at either a fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or surrogate foreign corporation that is not treated as a domestic corporation under Section 7874(b) of the Code. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.
Qualified dividend income does not include any dividends received from tax-exempt corporations or interest from fixed income securities. Also, dividends received by a fund from a REIT or another regulated investment company are generally qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income.
Dividends-received deduction. If dividends from domestic corporations constitute a portion of a fund's gross income, a portion of the income distributions of a fund may be eligible for the 50% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by a fund from domestic corporations for the taxable year. A dividend received by a fund will not be treated as a dividend eligible for the dividends-received deduction (i) if it has been received with respect to any share of stock that the fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (ii) to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (i) if a corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a fund or (ii) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances.
Distributions from REITs do not qualify for the deduction for dividends-received. Shareholders will be informed of the portion of fund dividends that so qualifies.
Capital gains. In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and late-year ordinary loss (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital gains distributions may be reduced if a fund has capital loss carryforwards available. Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a fund’s net investment income. Instead, subject to certain limitations, a fund may carry forward a net capital loss from any taxable year to offset capital gains, if any, realized during a subsequent taxable year. If a fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. A fund must use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the fund retains or distributes such gains. Any capital loss carryforwards and any post-October loss deferrals to which a fund is entitled are disclosed in a fund's annual reports to shareholders.
Additional considerations. Certain of a fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income. If there are differences between a fund’s book income and the sum of its taxable income and net tax-exempt income, a fund may be required to distribute amounts in excess of its book income or a portion of fund distributions may be treated as a return of capital to shareholders. If a fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution of such excess generally will be treated as (i) a dividend to the extent of a fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income, a fund could be required to make distributions exceeding its book income to qualify for treatment as a regulated investment company.
Distributions to shareholders reported as excess inclusion income (see Special tax provisions that apply to certain investments – REITs) (i) may constitute “unrelated business taxable income” (UBTI) for those shareholders who would otherwise be exempt from federal income tax, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, (ii) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (iii) will not be eligible for reduced US withholding tax rates for non-US shareholders (including non-US shareholders eligible for the benefits of a US income tax treaty), and (iv) may cause a fund to be subject to tax if certain “disqualified organizations,” as defined in the Code, are fund shareholders. A shareholder will be subject to US federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code. See Tax-exempt shareholders below.
All distributions by a fund result in a reduction in the net asset value of a fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income, qualified dividend income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing fund shares just prior to a distribution will receive a partial return of capital upon the distribution, which nevertheless may be taxable to them for federal income tax purposes.
After the end of each calendar year, a fund will inform shareholders of the federal income tax status of dividends and distributions paid (or treated as paid) during such calendar year.
Exempt-interest dividends. Any dividends paid by a fund that are reported by a fund as exempt-interest dividends will not be subject to regular federal income tax. A fund will be qualified to pay exempt-interest dividends to its shareholders if, at the end of each quarter of a fund's taxable year, at least 50% of the total value of a fund's assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under

Code section 103(a). Distributions that a fund reports as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may result in liability for federal alternative minimum tax purposes for individual shareholders and for state and local tax purposes for both individual and corporate shareholders. For example, if a fund invests in “private activity bonds,” certain shareholders may be subject to alternative minimum tax on the part of a fund's distributions derived from interest on such bonds.
Certain funds of funds may also qualify to pay exempt-interest dividends to shareholders, to the extent of exempt-interest dividends received from underlying funds in which the fund of funds invests. See Fund-of-Funds structure, below.
Interest on indebtedness incurred directly or indirectly to purchase or carry shares of a fund will not be deductible to the extent it is deemed related to exempt-interest dividends paid by a fund. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of a fund's total distributions (not including Capital Gain Dividends) paid to the shareholder that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed funds are considered incurred for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. A portion of any exempt-interest dividend paid by a fund that represents income derived from certain revenue or private activity bonds held by a fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a fund may be a specific preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. The receipt of dividends and distributions from a fund may affect a foreign corporate shareholder's federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder that is a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax or the federal “excess net passive income” tax.
Shareholders that are required to file tax returns are required to report tax-exempt interest income, including exempt-interest dividends, on their federal income tax returns. A fund will inform shareholders of the federal income tax status of its distributions after the end of each calendar year, including the amounts, if any, that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who have not held shares of a fund for a full taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is different from the percentage of a fund’s income that was tax-exempt or comprising tax preference items during the period of their investment in a fund. Shareholders should consult their tax advisors for more information.
Transactions in fund shares. Upon the sale or exchange of his or her shares, a shareholder generally will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Except in the case of DWS ESG Liquidity Fund, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a fund, within a 61-day period beginning thirty (30) days before and ending thirty (30) days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.
Any loss realized upon a taxable disposition of a fund's shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Any loss realized by a shareholder on the sale of fund shares held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares, unless a fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. A shareholder's ability to utilize capital losses may be limited under the Code. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The sale or other disposition of shares of a fund by a retirement plan qualifying for tax-exempt treatment under the Code will not be subject to US federal income tax. However, withdrawals from such retirement plans may be subject to US federal income tax. Because the federal income tax treatment of a sale or exchange of fund shares depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your federal income tax liability.
Under US Treasury regulations, a shareholder of a money market fund may elect a simplified method for determining gain or loss on fund shares. This simplified method is called the NAV method. Under the NAV method, gain or loss on fund shares is not computed on every sale or redemption. Instead, gain or loss is based on the aggregate value of a shareholder’s fund shares during the computation period. A shareholder’s gain or loss generally equals (i) the aggregate fair market value of the shareholder’s shares in the fund at the end of the computation period, (ii) minus the aggregate fair market value of the shareholder’s shares at the end of the prior computation period, (iii) minus the shareholder’s “net investment” in the fund for the computation period. A shareholder’s net investment is the aggregate cost of fund shares purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of fund shares during the same period. The computation period may be the shareholder’s taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period. Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss. Shareholders should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.
Cost basis reporting. A fund or, for a shareholder that purchased fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS, and furnish to such shareholder “cost basis” and “holding period” information for fund shares the shareholder acquired on or after January 1, 2012 and redeemed on or after that date (covered shares). These requirements do not apply to investments through a tax-advantaged arrangement or to shares of money market funds. For covered shares, the fund or the financial intermediary, as appropriate, will report the following information to the IRS and to the shareholder on Form 1099-B: (i) the adjusted basis of such shares; (ii) the gross proceeds received on the redemption; and (iii) whether any gain or loss with respect to the redeemed shares is long-term or short-term.
With respect to fund shares in accounts held directly with a fund, the fund will calculate and report cost basis using a fund’s default method of average cost, unless the shareholder instructs the fund to use a different calculation method. Please visit the DWS Web site at dws.com (the Web site does not form a part of this Statement of Additional Information) for more information.
Shareholders who hold fund shares through a financial intermediary should contact the financial intermediary regarding the cost basis reporting default method used by the financial intermediary and the reporting elections available.
Shareholders should contact a tax advisor regarding the application of the cost basis reporting rules to their particular situation, including whether to elect a cost basis calculation method or use a fund’s default method of average cost.
Tax-exempt shareholders. A fund generally serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in a fund if shares in a fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Furthermore, a tax-exempt shareholder may recognize UBTI if a fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by a fund exceeds a fund’s investment company taxable income (after taking into account deductions for dividends paid by a fund). Any investment in residual interests of a Collateralized Mortgage Obligation (CMO) that has elected to be treated as a REMIC likewise can create complex tax problems, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.
In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (defined in section 664 of the Code) realizes any UBTI for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes “excess inclusion income,” then a fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act and the Code, a fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a fund. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a fund.
Backup withholding and other tax considerations
A fund generally is required to withhold US federal income tax on distributions (including exempt-interest dividends) and redemption proceeds payable to shareholders who fail to provide a fund with their correct taxpayer identification number or to make required certifications, who have underreported dividend or interest income, or who have been notified (or when a fund is notified) by the IRS that they are subject to backup withholding. The backup withholding tax rate is currently 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability.
Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
A fund’s shareholders may be subject to state and local taxes on distributions received from a fund and on redemptions of a fund’s shares. Rules of state and local taxation of dividend and capital gains distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in a fund.
If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts. Shareholders that are US persons and own, directly or indirectly, more than 50% of a fund by vote or value could be required to report annually their “financial interest” in a fund’s “foreign financial accounts,” if any, on FinCen Form 114, Report of Foreign Bank and Financial Accounts. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the US Treasury and IRS guidance issued thereunder (collectively, the Foreign Account Tax Compliance Act or FATCA) generally require a fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an IGA) between the US and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain Capital Gains Dividends and gross proceeds from a sale, redemption or exchange of fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. If a payment by a fund is subject to FATCA withholding, a fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described below (e.g., Capital Gain Dividends). Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
Taxation of non-US shareholders. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a fund to a shareholder that is not a “US person” within the meaning of the Code (non-US shareholder) are subject to withholding of US federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-US shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally are not subject to withholding of federal income tax.
However, a fund is not required to withhold any amounts (i) with respect to distributions from US-source interest income of types similar to those not subject to US federal income tax if earned directly by an individual non-US shareholder, to the extent such distributions are properly reported by a fund (interest-related dividends), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the fund (short-term capital gain dividends). The exception to withholding for interest-related dividends does not apply to distributions to a non-US shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a US person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the non-US shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the non-US shareholder and the non-US shareholder is a controlled foreign corporation. The exception to withholding for short-term capital gain dividends does not apply to (A) distributions to an individual non-US shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of US real property interests (USRPIs) as defined below. Depending on the circumstances, a fund may make designations of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. A fund does not currently intend to make designations of interest-related dividends.
A non-US shareholder is not, in general, subject to US federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a fund or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct by the non-US shareholder of a trade or business within the United States; (ii) in the case of a non-US shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met; or (iii) the shares constitute USRPIs or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.
The 30% withholding tax does not apply to dividends paid to a non-US shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-US shareholder's conduct of a trade or business within the United States. Instead, foreign shareholders with respect to whom income from a fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to US federal income tax on the income derived from a fund at the graduated rates applicable to US citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of a fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to US federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the US. More generally, foreign shareholders who are residents in a country with an income tax treaty with the US may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemption from withholding tax or a reduced rate of withholding tax under an applicable income tax treaty, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). In the case of shares held through an intermediary, the intermediary may withhold tax even if a fund reports a dividend as an interest-related dividend or short-term capital gain dividend. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
A non-US shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.
In general, except as noted in this subsection, US federal withholding tax will not apply to any gain or income realized by a non-US shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund.
Special rules apply to distributions to certain non-US shareholders from a fund if a fund is either a “US real property holding corporation” (USRPHC) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in a fund if a fund is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds US real property interests (USRPIs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation's USRPIs plus interests in real property located outside the United States and other assets. USRPIs are defined as any interest in US real property or any interest (other than a creditor) in a USRPHC or former USRPHC. If a fund holds (directly or indirectly) significant interests in REITs, it may be a USRPHC. The special rules discussed in the next paragraph also apply to distributions from a fund if it would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-10% interests in publicly traded classes of stock in REITs or not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies.
If a fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described above), under a “look-through” rule, distributions by a fund that are attributable directly or indirectly to: (a) gain realized on the disposition of USRPIs by a fund; and (b) distributions received by a fund from a lower-tier regulated investment company or REIT that a fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of a fund's non-US shareholders and will be subject to US federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a US tax return and pay tax on the distributions at regular US federal income tax rates. The consequences to a non-US shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-US shareholder’s current and past ownership of a fund.
In addition, if a fund is a USRPHC or former USRPHC, a fund may be required to withhold US tax upon a redemption of shares by a greater-than-5% shareholder that is a non-US shareholder, and that shareholder would be required to file a US income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if a fund was a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) held substantial investments in regulated investment companies that were domestically controlled qualified investment entities.

Non-US shareholders are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of fund shares.
Shares of a fund held by a non-US shareholder at death will be considered situated within the United States and will be subject to the US estate tax.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders should consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including the applicability of foreign taxes.
Investments in Underlying Funds. Generally, the character of the income or gains that a fund receives from other mutual funds, Exchange Traded Funds or other investment companies that qualify as regulated investment companies under the Code (collectively, “underlying funds”) will pass through to the fund’s shareholders. However, to the extent that an underlying fund realizes net losses on its investments for a given taxable year, a fund will not be able to benefit from those losses until (i) the underlying fund realizes gains that it can reduce by those losses, or (ii) the fund recognizes its share of those losses (so as to offset income or gains from other investments) when it disposes of shares of the underlying fund. Moreover, even when a fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by a fund at a loss and the fund acquires additional shares of that same underlying fund or other substantially identical stock or securities 30 days before or after the date of the sale. The wash sale rules could defer losses in the fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
A fund’s sale of shares of an underlying fund, including those resulting from changes in the fund’s allocation of assets, could cause the fund to recognize taxable gains. A portion of such gains may be short-term capital gains, which will be taxable as ordinary income when distributed to a fund’s shareholders.
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that a fund will be required to distribute to shareholders will be greater than such amounts would have been had the fund invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from a fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the fund invested directly in the securities held by the underlying funds.
If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” then the fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.
If a fund receives dividends from an underlying fund, and the underlying fund reports such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.
If a fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the fund meets the shareholder notice and other requirements.

If at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, a fund will be a “qualified fund of funds.” In that case, the fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the fund or by an underlying fund that itself elected to pass such taxes through to shareholders, so that shareholders of the qualified fund of funds will be eligible to claim a tax credit or deduction for such taxes.
A qualified fund of funds (defined above) is permitted to distribute exempt-interest dividends and thereby pass through to its shareholders the tax-exempt character of interest on tax-exempt obligations and exempt-interest dividends it receives from underlying funds.
Variable annuity funds. Certain special tax considerations apply to the variable annuity funds (Deutsche DWS Variable Series I, Deutsche DWS Variable Series II and Deutsche DWS Investments VIT Funds). These funds intend to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements limit the percentage of total assets used to fund variable contracts that an insurance company separate account may invest in any single investment. Because Section 817(h) and those regulations treat the assets of a regulated investment company owned exclusively by insurance company separate accounts and certain other permitted investors as assets of the separate accounts investing in that regulated investment company, these regulations are imposed on the assets of the variable annuity funds in addition to the diversification requirements imposed on the funds by the 1940 Act and Subchapter M of the Code. Specifically, the regulations provide that, except as permitted by the “safe harbor” described below (and, in general, during a one year start-up period), as of the end of each calendar quarter or within thirty (30) days thereafter no more than 55% of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are generally considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. In addition, a separate account is considered adequately diversified if the account invests all its assets in a regulated investment company that is a government money market fund as defined in Rule 2a-7 under the 1940 Act and the regulated investment company is owned exclusively by insurance company separate accounts and certain other permitted investors.
Failure by a variable annuity fund to qualify as a regulated investment company or to satisfy the Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above could cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the Section 817(h) diversification requirements may be corrected, but such a correction could require a payment to the IRS with respect to the period or periods during which the investments of the account did not meet the diversification requirements. The amount of any such payment could be based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure could also result in adverse tax consequences for the insurance company issuing the contracts.
The 4% excise tax described above does not apply to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts and certain other tax-exempt entities and other regulated investment companies that qualify for this exception to the excise tax. In determining the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.
The IRS has indicated that too great a degree of investor control over the investment options underlying variable contracts may result in the loss of tax-deferred treatment for such contracts. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more regulated investment companies is whether a regulated investment company's investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has issued a favorable ruling concerning a separate account offering sub-accounts (each funded through a single regulated investment company) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Each variable annuity fund has an investment objective and strategies that are not materially narrower than the investment strategies described in this IRS ruling.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies, their tax advisors, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a variable annuity fund as described above, including retroactively. In addition, there can be no assurance that a variable annuity fund will be able to continue to operate as currently described, or that a variable annuity fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the shares of the variable annuity fund.
All funds
The preceding is only a summary of certain material US federal income tax consequences affecting a fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund, including federal, state, local and foreign tax consequences.

Part II: Appendix II-I—Proxy Voting Policy and Guidelines
1.
Scope
DWS has adopted and implemented the following Policies and Guidelines, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients and in accordance with its fiduciary duties and local regulation. This Proxy Voting Policy and Guidelines – DWS (“Policy and Guidelines”) shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non-US regional offices. Non-US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non-US clients. In addition, DWS’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.
The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (the “GPVSC”). These guidelines were developed to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various DWS legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various DWS legal entities allows, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company. This applies in particular to non US fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the Management/Boards of these DWS legal entities.
2.
DWS’S Proxy Voting Responsibilities
Proxy votes are the property of DWS’s advisory clients.1 As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes DWS’s advisory clients’ proxies in accordance with DWS’s proxy guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.
Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. To the extent a security is out on loan and DWS determines that a proxy vote (or other shareholder action) is materially important to the client’s account, DWS may request, on a best efforts basis, that the agent recall the security prior to the record date to allow DWS to vote the securities.
3.
POLICIES
3.1.
Proxy Voting Activities are Conducted in the Best Economic Interest of Clients
DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review.
3.2.
The Global Proxy Voting Sub-Committee
The Global Proxy Voting Sub-Committee is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing DWS’s proxy voting activities, including:
•
Adopting, monitoring and updating guidelines, attached as Attachment A (the “Guidelines”), that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

•
Voting proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; (ii) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (iii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients; and
•
Monitoring Proxy Vendor Oversight’s proxy voting activities (see below).
DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

1
For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.
3.3
Availability of Proxy Voting Policies and Proxy Voting Record
Copies of this Policy, as it may be updated from time to time, is made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for the 12-month periods ending June 30 (see Section 6 below), if so required by relevant law.
4.
Procedures
The key aspects of DWS’s proxy voting process are delineated below.
4.1.
The GPVSC’s Proxy Voting Guidelines
The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.
The GPVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see Section 5.4) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.
The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS.

4.2.
Specific Proxy Voting Decisions Made by the GPVSC
Proxy Vendor Oversight will refer to the GPVSC all proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.
Additionally, if Proxy Vendor Oversight,2 the GPVSC Chair or any member of the GPVSC, a Portfolio Manager, a Research Analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or Proxy Vendor Oversight.
If Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.
The GPVSC endeavours to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

2
Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. DWS Portfolio Managers, DWS Research Analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to DWS portfolio managers and DWS research analysts.
4.3.
The GPVSC’s Proxy Voting Guidelines
In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will abstain from voting:
•
Neither the Guidelines nor specific client instructions cover an issue;
•
ISS does not make a recommendation on the issue; and
•
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-Committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).
In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.
Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.4.
Conflict of Interest Procedures
4.4.1.
Procedures to Address Conflicts of Interest and Improper Influence
Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of DWS’s clients.4
Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need to know basis).
Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.
The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.
Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC Chair.
If notified that DWS has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.
Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.

3
As mentioned above, the GPVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; (ii) where the Guidelines specify that an issue is to be determined on a case-by-case basis; or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
4
Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.
Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.
The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member, or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.
If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.
Duty to Report. Any DWS employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the DWS organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.
Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.
If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

4.4.2.
Investment Companies and Affiliated Public Companies
Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs DWS to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission (“SEC”) allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
4.4.3.
Other Procedures that Limit Conflicts of Interest
DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:
•
Code of Conduct – DB Group;
•
Conflicts of Interest Policy – DWS Group;
•
Code of Ethics – DWS US;
•
Code of Ethics – DWS ex US
•
Code of Professional Conduct – US.
The GPVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the GPVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.
All impacted business units are required to adopt, implement, and maintain procedures to ensure compliance with this Section. At a minimum, such procedures must: (i) assign roles and responsibilities for carrying out the procedures, including responsibility for periodically updating the procedures; (ii) identify clear escalation paths for identified breaches of the procedures; and (iii) contain a legend or table mapping the procedures to this Section (e.g., cross-referencing Section or page numbers).
5.
RECORDKEEPING
At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

•
DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
•
Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
−
The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;
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Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;
−
Analyst worksheets created for stock option plan and share increase analyses; and
−
Proxy Edge print-screen of actual vote election.
•
DWS will: (i) retain this Policy and the Guidelines; (ii) will maintain records of client requests for proxy voting information; and (iii) will retain any documents Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
•
The GPVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
•
With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):
−
The name of the issuer of the portfolio security;
−
The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
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The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);
−
The shareholder meeting date;
−
A brief identification of the matter voted on;
−
Whether the matter was proposed by the issuer or by a security holder;
−
Whether the company cast its vote on the matter;
−
How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and
−
Whether the company cast its vote for or against Management.
Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy – Deutsche Bank Group and applicable policies and procedures thereunder.
With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

6.
OVERSIGHT RESPONSIBILITIES
Proxy Vendor Oversight will review a reasonable sampling of votes on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the GPVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.
In addition, the GPVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.
The GPVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the GPVSC’s minutes.
7.
ANNUAL REVIEW
The GPVSC, in cooperation with Proxy Vendor Oversight, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.
8.
GLOSSARY
Term	Definition
CUSIP	Council on Uniform Securities Identification Procedures
ETF	Exchange Traded Funds
GPVSC	Global Proxy Voting Sub-Committee
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services
SEC	Securities and Exchange Commission
9.
LIST OF ANNEXES AND ATTACHMENTS
Attachment A – DWS Proxy Voting Guidelines
Attachment A – DWS PROXY VOTING GUIDELINES
DWS
Proxy Voting Guidelines
Effective March 1, 2020
[DWS LOGO GRAPHIC OMITTED]

Table of Contents
I.		Board of Directors and Executives
	A.	Election of Directors
	B.	Board Diversity
	C.	Classified Boards of Directors
	D.	Board and Committee Independence
	E.	Liability and Indemnification of Directors
	F.	Qualification of Directors
	G.	Removal of Directors and Filling of Vacancies
	H.	Proposals to Fix the Size of the Board
	I.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
	J.	Proposals to Establish Audit Committees
II.		Capital Structure
	A.	Authorization of Additional Shares
	B.	Authorization of “Blank Check” Preferred Stock
	C.	Stock Splits/Reverse Stock Splits
	D.	Dual Class/Supervoting Stock
	E.	Large Block Issuance
	F.	Recapitalization into a Single Class of Stock
	G.	Share Repurchases
	H.	Reductions in Par Value
III.		Corporate Governance Issues
	A.	Confidential Voting
	B.	Cumulative Voting
	C.	Supermajority Voting Requirements
	D.	Shareholder Right to Vote
	E.	Amendments of the Articles
	F.	Related Party Transactions
IV.		Compensation
	A.	Executive and Director Stock Option Plans
	B.	Employee Stock Option / Purchase Plans
	C.	Golden Parachutes
	D.	Proposals to Limit Benefits or Executive Compensation
	E.	Shareholder Proposals Concerning “Pay for Superior Performance”
	F.	Executive Compensation Advisory
	G.	Advisory Votes on Executive Compensation
	H.	Frequency of Advisory Vote on Executive Compensation
V.		Anti-Takeover Related Issues
	A.	Shareholder Rights Plans (“Poison Pills”)
	B.	Reincorporation
	C.	Fair-Price Proposals
	D.	Exemption From State Takeover Laws
	E.	Non-Financial Effects of Takeover Bids
VI.		Mergers & Acquisitions

VII.		Environmental, Social and Governance Issues
	A.	Principles for Responsible Investment
	B.	ESG Issues
VIII.		Miscellaneous Items
	A.	Ratification of Auditors
	B.	Limitation of Non-Audit Services Provided by Independent Auditor
	C.	Audit Firm Rotation
	D.	Transaction of Other Business
	E.	Motions to Adjourn the Meeting
	F.	Bundled Proposals
	G.	Change of Company Name
	H.	Proposals Related to the Annual Meeting
	I.	Reimbursement of Expenses Incurred from Candidate Nomination
	J.	Investment Company Proxies
IX.		International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada
	A.	Election of Directors
	B.	Renumeration (Variable Pay)
	C.	Long-Term Incentive Plans
	D.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards
	E.	Establishment of a Remuneration Committee
	F.	Management Board Election and Motion
	G.	Large Block Issuance
	H.	Share Repurchases
	I.	Use of Net Profits
	J.	Amendments of the Articles
	K.	Related Party Transactions
	L.	Auditor
X.		Proxy Voting Guidelines With Application For Holdings Incorporated in Japan

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor.
NOTE: Because of the unique structure and regulatory scheme applicable to closed-end and open-end investment companies (except Real Estate Investment Trusts), the voting guidelines (particularly those related to governance issues) generally not applicable to holdings of closed-end and open-end investment companies, especially for directors of fund-complexes.
I.
Board of Directors and Executives
A.
Election of Directors
Routine: DWS’s Policy is to vote “For” the uncontested election of Directors. Votes for a Director in an uncontested election will be withheld in cases where a Director has shown an inability to perform his/her duties in the best interests of the shareholders, taking into account the following additional factors:
•
Accountability to shareholders and transparency of governance practices
•
Responsiveness to investor input and shareholder vote
•
Composition of the board with Directors adding value through skills, expertise and time commitment
•
Independence from management
Where it deems necessary, DWS will also take into account the following additional factors:
•
A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.
It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.
•
Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75% of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors
•
A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
•
Relevant committees in place and they are majority independent. If the main committees are not majority independent, this could trigger a vote of “Abstain” for the Chairman of the Board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
•
The management of Environmental Social and Governance (ESG) controversies will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.

•
When the director election lengthens the term of office, DWS will consider voting “Against” this election.
In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re)-election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).
Regarding independence: Vote against or withhold from non-independent Directors when:
•
The board consists of 50% or less independent Directors;
•
The non-independent Director is part of the audit, compensation or nominating committee;
•
The company has not appointed an audit, compensation or nominating committee.
DWS will classify Directors as non-independent when:
•
For executive Directors:
−
Current employee of the company or one of its affiliates.
•
For non-executive Directors:
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Significant ownership (beneficial owner of more than 50% of the company’s voting power)
−
Former CEO of the company or of an acquired company within the past five years.
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Former officer of the company, an affiliate or an acquired firm within the past five years.
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Immediate family member of a current or former officer of the company or its affiliates within the last five years
−
Currently provides (or an immediate family member provides) professional services to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
Proxy contest: In a proxy contest involving election of Directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of Directors. Where applicable, DWS will consider the recommendations of ISS along with various factors, including the following:
•
Long-term financial performance of the company relative to its industry;
•
Management’s track record;
•
Background to the contested election;
•
Nominee qualifications and any compensatory arrangements;
•
Strategic plan of dissident slate and quality of the critique against management;
•
Likelihood that the proposed goals and objectives can be achieved (both slates); and
•
Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS’s policy is to vote case-by-case considering any applicable factors listed above, including additional factors and any recommendations of a third party proxy research vendor, currently ISS, which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
Rationale: The large majority of corporate Directors fulfil their fiduciary obligation and in most cases support for Management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.
B.
Board Diversity
For companies in the Russell 3000 or S&P 1500 indices, DWS will consider voting “Against” or “Withhold” from the chairperson of the nominating committee at companies when there is not at least one woman on the company's board. DWS will consider voting “Against” or “Withhold” from other directors, on a case-by-case basis, if the nominating committee chairperson is not up for election.
Mitigating factors include:
•
a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year,
•
The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
•
Other relevant factors as applicable.
C.
Classified Boards of Directors
DWS’s policy is to vote against proposals to classify the Board and for proposals to repeal classified Boards and elect Directors annually.
Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent Board, a classified Board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.
D.
Board and Committee Independence
DWS’s policy is to vote:
1. “For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a Board of Directors be comprised of independent or unaffiliated Directors.
2. “For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated Directors.
3. “Against” shareholder proposals to require the addition of special interest, or constituency, representatives to Boards of Directors.
4. “For” separation of the Chairman and CEO positions.
5. Generally “For” proposals that require a company to appoint a Chairman who is an independent Director, taking into account the following factors:
−
Whether the proposal is binding and whether it requires an immediate change.
−
Whether the current board has an existing executive or non-independent chair or there was a recent combination of the CEO and chair roles.

−
Whether the governance structure ensures a sufficient board and committee independence, a balance of board and CEO tenure.
−
Whether the company has poor governance practices (such as compensation, poor risk oversight, or any actions which harmed or have the potential to harm the interests of the shareholders).
−
Whether the company is demonstrating poor performance (as per the assessment and recommendation of ISS).
Rationale: Board independence is a cornerstone of effective governance and accountability. A Board that is sufficiently independent from Management assures that shareholders' interests are adequately represented.
No Director qualifies as “independent” unless the Board of Directors affirmatively determines that the Director has no material relationship with the listed company (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the company).
Whether a Director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.
E.
Liability and Indemnification of Directors
DWS’s policy is to vote on a case-by-case basis on Management proposals to limit Directors' liability and to broaden the indemnification of Directors, unless broader indemnification or limitations on Directors' liability would affect shareholders' interests in pending litigation, in which case, DWS would vote “Against”.
Rationale: While shareholders want Directors and officers to be responsible for their actions, it may not be in the best interests of the shareholders for them to be too risk averse. If the risk of personal liability is too great, companies may not be able to find capable Directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.
F.
Qualification of Directors
DWS’s policy is to follow Management’s recommended vote on either Management or shareholder proposals that set retirement ages for Directors or require specific levels of stock ownership by Directors.
Rationale: As a general rule, the Board of Directors, and not the shareholders, is most qualified to establish qualification policies.
G.
Removal of Directors and Filling of Vacancies
DWS’s policy is to vote “Against” proposals that include provisions that Directors may be removed only for cause or proposals that include provisions that only continuing Directors may fill Board vacancies.
Rationale: Differing state statutes permit removal of Directors with or without cause. Removal of Directors for cause usually requires proof of self-dealing, fraud, or misappropriation of corporate assets, limiting shareholders' ability to remove Directors except under extreme circumstances. Removal without cause requires no such showing.
Allowing only incumbent Directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the Board until the next regular election.
H.
Proposals to Fix the Size of the Board
DWS’s policy is to vote:
1.
“For” proposals to fix the size of the Board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defences.

2.
“Against” proposals allowing Management to fix the size of the Board without shareholder approval.
Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its Board.
I.
Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards
DWS’s policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than two outside Boards of Directors.
Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.
Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.
J.
Proposals to Establish Audit Committees
DWS’s policy is to vote “For” proposals that require the establishment of Audit Committees.
Rationale: The Audit Committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.
II.
Capital Structure
A.
Authorization of Additional Shares
DWS’s policy is to vote “For” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion US dollars).
Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.
B.
Authorization of “Blank Check” Preferred Stock
DWS’s policy is to vote:
1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.
2.
“For” proposals mandating shareholder approval of blank check stock placement.
Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the Board of Directors is given unfettered discretion to set voting, dividend, conversion, and other rights for the shares issued.

C.
Stock Splits/Reverse Stock Splits
DWS’s policy is to vote “For” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “For” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases.
Rationale: Generally, stock splits do not detrimentally affect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.
D.
Dual Class/Supervoting Stock
DWS’s policy is to vote “Against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.
Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.
E.
Large Block Issuance
DWS’s policy is to address large block issuances of stock on a case-by-case basis based on the nature of the issuance, considering various factors including recommendation of ISS subject to review by the GPVSC as set forth in the guidelines.
For general Issuances, in general DWS’s policy is to:
1. Vote for issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands); and
2. Vote for issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).
For French companies, DWS’s policy is to:
•
Vote for general issuance requests with pre-emptive rights, or without pre-emptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
•
Generally vote for general authorities to issue shares without pre-emptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote for to be warranted.
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:
•
The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
•
The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent of the company’s nominal capital.

For specific issuances, in general DWS’s policy is to:
Vote on a case-by-case basis on all requests, with or without pre-emptive rights, incorporating where applicable the recommendation of ISS.
Additionally, DWS supports proposals requiring shareholder approval of large block issuances.
Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.
F.
Recapitalization into a Single Class of Stock
DWS’s policy is to vote “For” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.
Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the Board and/or Management if there is no adverse effect on shareholders.
G.
Share Repurchases
DWS’s policy is to vote “For” share repurchase plans provided all shareholders are able to participate on equal terms. Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.
Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.
H.
Reductions in Par Value
DWS’s policy is to vote “For” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)
Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.
III.
Corporate Governance Issues
A.
Confidential Voting
DWS’s policy is to vote “For” proposals to provide for confidential voting and independent tabulation of voting results and to vote “Against” proposals to repeal such provisions.
Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing Management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to Management.
B.
Cumulative Voting
DWS’s policy is to vote “Against” shareholder proposals requesting cumulative voting and “For” Management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “Against” cumulative voting and “For” proposals to eliminate it if:
a)
The company has a five year return on investment greater than the relevant industry index;

b)
All Directors and executive officers as a group beneficially own less than 10% of the outstanding stock; and
c)
No shareholder (or voting block) beneficially owns 15% or more of the company.
Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.
Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have Board representation; however, the presence of other safeguards may make their use unnecessary.
C.
Supermajority Voting Requirements
DWS’s policy is to vote “Against” Management proposals to require a supermajority vote to amend the charter or bylaws and to vote “For” shareholder proposals to modify or rescind existing supermajority requirements.
*
Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.
Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for Management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders’ interests to lower the supermajority provision.
D.
Shareholder Right to Vote
DWS’s policy is to vote “Against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. DWS’s policy is to vote “For” proposals that remove such restrictions.
Rationale: Any reasonable means whereby shareholders can make their views known to Management or affect the governance process should be supported.
E.
Amendments of the Articles
Where it deems necessary, DWS will consider to generally vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.
F.
Related Party Transactions
DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.
IV.
Compensation
Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the Board of Directors and/or the compensation committee, and its policy is not to second-guess the Board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans or similar stock-based incentive compensation schemes, as set forth below.
A.
Executive and Director Stock Option Plans
DWS’s policy is to vote “For” stock option plans that meet the following criteria:
1. The resulting dilution of existing shares is less than: (a) 15% of outstanding shares for large capital corporations; or (b) 20% of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion US dollars).

2. The transfer of equity resulting from granting options at less than fair market value (“FMV”) is no greater than 3% of the over-all market capitalization of large capital corporations or 5% of market cap for small-mid capital companies.
3. The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced, the company does not have a history of repricing options.
4. The plan does not grant options on super-voting stock.
DWS will support performance-based option proposals as long as: (a) they do not mandate that all options granted by the company must be performance based; and (b) only certain high-level executives are subject to receive the performance based options.
DWS will support proposals to eliminate the payment of outside Director Pensions.
Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.
B.
Employee Stock Option / Purchase Plans
DWS’s policy is to vote “For” employee stock purchase plans (“ESPPs”) when the plan complies with Internal Revenue Code Section 423, allowing non-Management employees to purchase stock at 85% of FMV.
DWS’s policy is to vote “For” employee stock option plans (“ESOPs”) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and Director Option plans.
Rationale: ESOPs and ESPPs encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.
C.
Golden Parachutes
DWS’s policy is to vote “For” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. DWS’s policy is to vote on a case-by-case basis regarding more restrictive shareholder proposals to limit golden parachutes.
Rationale: In setting a reasonable limitation, DWS considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.
D.
Proposals to Limit Benefits or Executive Compensation
DWS’s policy is to vote “Against”:
1. Proposals to limit benefits, pensions or compensation; and
2. Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (“SEC”) regulations.
Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

E.
Shareholder Proposals Concerning “Pay for Superior Performance”
DWS’s policy is to address pay for superior performance proposals on a case-by-case basis, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines, based on recommendation by ISS and in consideration of the following factors:
•
What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•
If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•
Can shareholders assess the correlation between pay and performance based on the current disclosure?
•
What type of industry and stage of business cycle does the company belong to?
These proposals generally include the following principles:
•
Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•
Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•
Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•
Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•
Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.
Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains the need to monitor for excessive and problematic compensation practices on a case-by-case basis. If, after a review of the ISS metrics, DWS is comfortable with ISS’s applying this calculation DWS will vote according to ISS recommendation.
F.
Executive Compensation Advisory
DWS’s policy is to support management or shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (“NEOs”) on an annual basis (“say on pay”).
Rationale: DWS believes that controls exist within senior Management and corporate compensation committees, ensuring fair compensation to executives. However, an annual advisory vote represents a good opportunity for shareholders to have a transparent and clear exchange of views with the company of the executive compensation structures.
G.
Advisory Votes on Executive Compensation
DWS’s policy is to vote on a case-by-case basis on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation, including recommendations by ISS where applicable, subject to review by the GPVSC as set forth in DWS’s Proxy Voting Policy and Guidelines.
DWS’s policy is to vote against Advisory Votes on Executive Compensation (Management Say-on-Pay-MSOP) if:
•
There is a significant misalignment between CEO pay and company performance (pay for performance);

•
The company maintains significant problematic pay practices;
•
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
DWS will consider the pay-for-performance analysis conducted annually by an independent third party, currently ISS, to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices, DWS considers the following based on ISS’ analysis:
1. Peer Group Alignment:
−
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
−
The multiple of the CEO's total pay relative to the peer group median.
2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, DWS may consider any of the following qualitative factors as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
•
The ratio of performance- to time-based equity awards;
•
The overall ratio of performance-based compensation;
•
The completeness of disclosure and rigor of performance goals;
•
The company's peer group benchmarking practices;
•
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•
Realizable pay compared to grant pay; and
•
Any other factors deemed relevant.
Where it deems necessary, DWS will also take into account the following additional factors:
•
Systems that entitle the company to recover any sums already paid where necessary (e.g. claw- back system). Deviations are possible wherever the company provides a reasonable explanation why a claw-back was not implemented.
Problematic Pay Practices
DWS’s policy is to defer to ISS’ recommendation regarding executive compensation practices that contravene the global pay principles considered by ISS in evaluating executive pay and practices, including:

•
Problematic practices related to non-performance-based compensation elements;
•
Incentives that may motivate excessive risk-taking; and
•
Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
DWS’s policy is, in general, to evaluate pay elements that are not directly based on performance on a case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. DWS will defer to ISS’ analysis of specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in DWS’s overall consideration and may result in adverse vote recommendations:
•
Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•
Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•
New or extended agreements that provide for:
−
CIC payments exceeding 3 times base salary and average/target/most recent bonus;
−
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
−
CIC payments with excise tax gross-ups (including “modified” gross-ups);
•
Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
Incentives that may Motivate Excessive Risk-Taking
•
Multi-year guaranteed bonuses;
•
A single or common performance metric used for short- and long-term plans;
•
Lucrative severance packages;
•
High pay opportunities relative to industry peers;
•
Disproportionate supplemental pensions; or
•
Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
DWS’s policy is to examine the following factors case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
•
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•
Duration of options backdating;
•
Size of restatement due to options backdating;
•
Corrective actions taken by the board or compensation committee, such as cancelling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
DWS may rely on ISS’s analysis of the foregoing and may defer to ISS’s recommendation subject to review by the GPVSC.
Rationale: While DWS agrees that compensation issues are better left to the discretion of Management, there remains a need to take action on this nonbinding proposal if excessive or problematic compensation practices exist.
H.
Frequency of Advisory Vote on Executive Compensation
DWS’s policy is to vote “For” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Rationale: DWS believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.
V.
Anti-Takeover Related Issues
A.
Shareholder Rights Plans (“Poison Pills”)
DWS’s policy is to vote “For” proposals to require shareholder ratification of poison pills or that request Boards to redeem poison pills, and to vote “Against” the adoption of poison pills if they are submitted for shareholder ratification.
Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.
B.
Reincorporation
DWS’s policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on:
1. Differences in state law between the existing state of incorporation and the proposed state of incorporation; and
2. Differences between the existing and the proposed charter / bylaws / articles of incorporation and their effect on shareholder rights.
If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”
Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.
C.
Fair-Price Proposals
DWS’s policy is to vote “For” Management fair-price proposals, provided that:
1. The proposal applies only to two-tier offers;

2. The proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares;
3. The supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; and
4. The proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.
A vote is cast “For” shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.
Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.
D.
Exemption from State Takeover Laws
DWS’s policy is to vote “For” shareholder proposals to opt out of state takeover laws and to vote “Against” Management proposals requesting to opt out of state takeover laws.
Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching Management. They also unfairly deny certain shares their inherent voting rights.
E.
Non-Financial Effects of Takeover Bids
Policy is to vote “Against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.
Rationale: Non-financial effects may often be subjective and are secondary to DWS’s stated purpose of acting in its client’s best economic interest.
VI.
Mergers & Acquisitions
Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sale of assets, reorganizations, restructurings, and recapitalizations) are performed on a case-by-case basis, including consideration of ISS’s analysis and recommendations where applicable, subject to review by the GPVSC. DWS’s policy is to review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Additional resources including portfolio management and research analysts may be considered as set forth in DWS’s policies and procedures.
VII.
Environmental, Social, and Governance Issues
Environmental, social, and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.
A.
Principles for Responsible Investment
DWS policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, DWS: (a) votes “For” increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation, and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case-by-case basis, on other votes related to ESG issues.
Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes, and through time).
B.
ESG Issues
DWS’s policy will also consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on Environmental matters contained in the CERES Roadmap for Sustainability and the recommendations on social and sustainability issues not specifically addressed elsewhere in these Guidelines. DWS may consider ISS to identify shareholder proposals addressing CERES Roadmap for Sustainability and may have proxies voted in accordance with ISS’ predetermined voting guidelines on CERES Roadmap for Sustainability. DWS’s policy is to generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. DWS’s policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will consider the recommendation of ISS along with various other factors including:
•
Whether the proposal itself is well framed and reasonable;
•
Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;
•
Whether the company's analysis and voting recommendation to shareholders is persuasive;

•
The degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
•
Whether the subject of the proposal is best left to the discretion of the board;
•
Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
•
The company's approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
•
Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
•
If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publically available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
•
Whether implementation of the proposal would achieve the objectives sought in the proposal.
In general, DWS’s policy supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations, based on ISS’ analysis and recommendation. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. DWS’s policy is to closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. DWS’s policy supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.
Rationale: DWS supports CERES and as such generally considers the CERES recommendation, but will vote on a case-by-case basis.
VIII.
Miscellaneous Items
A.
Ratification of Auditors
DWS’s policy is to vote “For”: (a) the Management recommended selection of auditors; and (b) proposals to require shareholder approval of auditors.
Rationale: Absent evidence that auditors have not performed their duties adequately, support for Management’s nomination is warranted.
B.
Limitation of Non-Audit Services Provided by Independent Auditor
DWS’s policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.
Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, DWS supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.
C.
Audit Firm Rotation
DWS’s policy is to vote against proposals seeking audit firm rotation, unless there are relevant audit-related issues.
Rationale: Because the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, DWS believes that rotation of the actual audit firm would be costly and disruptive, unless DWS believes there are significant audit-related issues.
Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:
1. The name of the audit firm is not disclosed.
2. No breakdown of audit/non-audit fees is provided.
3. Non-audit fees exceed standard audit and audit-related fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
4. Auditors are changed without explanation.
D.
Transaction of Other Business
DWS’s policy is to vote “Against” transaction of other business proposals.
Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.
E.
Motions to Adjourn the Meeting
DWS’s Policy is to vote “Against” proposals to adjourn the meeting.
Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for Management to continue spending time and money to press shareholders for support.
F.
Bundled Proposals
DWS’s policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.
Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.
G.
Change of Company Name
DWS’s policy is to support Management on proposals to change the company name.
Rationale: This is generally considered a business decision for a company.

H.
Proposals Related to the Annual Meeting
DWS’s Policy is to vote “For” Management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)
Rationale: These are considered routine administrative proposals.
I.
Reimbursement of Expenses Incurred from Candidate Nomination
DWS’s policy is to follow Management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of Directors to the corporation’s Board of Directors.
Rationale: Corporations should not be liable for costs associated with shareholder proposals for Directors.
J.
Investment Company Proxies
Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940 (“Investment Company Act”).
Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, DWS could vote “For” staggered Boards of closed-end investment companies, although DWS generally votes “Against” staggered Boards for operating companies. Further, the manner in which DWS votes investment company proxies may differ from proposals for which a DWS-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.
Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the US Securities and Exchange Commission allowing investing DWS Funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act, DWS will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.
Note: With respect to the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.
The above guidelines pertain to issuers organized in the United States and Canada. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.
IX.
International Proxy Voting Guidelines With Application For Holdings Incorporated Outside the United States and Canada
A. Election of Directors
Where it deems necessary, DWS will also take into account the following additional factors:
•
A combined CEO/Chairman role without a lead Independent Director in place would trigger a vote “Against” the CEO/Chairman.

It is essential that the board have a lead independent director, who should have approval over information flow to the board, meeting agendas and meeting schedules to ensure a structure that provides an appropriate balance between the powers of the CEO and those of the independent directors.
•
Attendance at Board meetings not disclosed on an individual basis in the annual report or on the company’s website and neither is the reported overall attendance above 90%. An individual candidate has attended fewer than 75 % of the board and audit / risk committee meetings in a given year without a satisfactory explanation for his / her absence disclosed in a clear and comprehensible form in the relevant proxy filings. Satisfactory explanation will be understood as any health issues or family incidents. These would trigger a vote “Against” the election of the corresponding directors.
•
DWS will vote with an “Against” if the election of a candidate results in a direct transition from executive (incl. the CEO) to non-executive directorship (i.e. without a cooling off of minimum two years). In especially warranted cases, executive directors with a long and proven track record can become non-executive directors if this change is in line with the national best practice for corporate governance.
•
A former executive director who is nominated for a membership on the non-executive board when two or more former executive directors already serve on the same board would result in a vote “Against” the former executive, as the board cannot be regarded as independent anymore.
•
Relevant committees in place and they are majority independent. If the main committees are not majority independent, this could trigger a vote of “Abstain” for the Chairman of the Board and if the Chairman is not up for election, “Abstain” on the non-independent committee members.
•
The management of Environmental Social and Governance (ESG) controversies will be analysed on a case-by-case basis based on relevant internationally recognized E, S or G principles (e.g. the UN Global Compact Principles and OECD Guidelines for Multinationals). Under extraordinary circumstances, DWS will vote against the election of directors or the entire board if there were material failures of governance, stewardship, risk oversight, or fiduciary responsibilities identified as a result of the controversies around the company.
•
When the director election lengthens the term of office, DWS will consider voting “Against” this election.
In the absence of an annual election, we are generally supportive of staggered boards as the perpetual renewal of an appropriate proportion of the board members secures an active succession planning. In cases where the annual (re)-election is established, DWS would oppose proposals that would lengthen the term of office (i.e. from annual election to terms of two/three years or more).
B. Remuneration (Variable Pay)
Executive remuneration for Management Board
Where it deems necessary, DWS will also take into account the following additional factors:
•
Systems that entitle the company to recover any sums already paid (e.g. claw-back-system). Deviations are possible wherever the company provides a reasonable explanation why a claw- back was not implemented.
DWS’s policy is to vote “For” Management Board remuneration that is transparent and linked to results.
Rationale: Executive compensation should motivate Management and align the interests of Management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.
Shareholder interests are normally best served when Management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when Management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.
Its disclosure shall differentiate between fixed pay, variable (performance related) pay, and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.
Executive remuneration for Supervisory Board
DWS’s policy is to vote “For” remuneration for Supervisory Board that is at least 50% in fixed form.
Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.
C. Long-Term Incentive Plans
DWS’s policy is to vote “For” long-term incentive plans for members of a Management Board that reward for above average company performance.
Rationale: Incentive plans will normally be supported if they:
1. Directly align the interests of members of Management Boards with those of shareholders;
2. Establish challenging performance criteria to reward only above average performance;
3. Measure performance by total shareholder return in relation to the market or a range of comparable companies;
4. Are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods; and
5. Do not allow a repricing of the exercise price in stock option plans.
D. Proposals to Restrict Supervisory Board Members Service on Multiple Boards
DWS’s policy is to vote “For” proposals to restrict a Supervisory Board Member from serving on more than five Supervisory Boards.
Rationale: We consider a strong, independent, and knowledgeable Supervisory Board as important counter-balance to executive Management to ensure that the interests of shareholders are fully reflected by the company.
Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the Supervisory Board controlling their company.
Supervisory Board Members must have sufficient time to ensure that shareholders’ interests are represented adequately.
Note: A Director’s service on multiple closed-end fund Boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.
E. Establishment of a Remuneration Committee
DWS’s policy is to vote “For” proposals that require the establishment of a Remuneration Committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.
The Remuneration Committee shall not comprise any Board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.
F. Management Board Election and Motion
DWS’s policy is to vote “Against”:
1. The election of Board members with positions on either Remuneration or Audit Committees;
2. The election of Supervisory Board members with too many Supervisory Board mandates; and
3. “Automatic” election of former Board members into the Supervisory Board.
Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are – subject to applicable laws and regulations – accountable to the shareholders as a whole for their actions.
Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.
G. Large Block Issuance
For the UK market the following applies:
Generally vote for a resolution to authorise the issuance of equity, unless:
•
The issuance authority exceeds 33 percent of the issued share capital. Assuming it is no more than 33 percent, a further 33 percent of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to 66 percent.
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following additional factors:
•
The combined equity issuance of all equity instruments with pre-emptive rights exceeds 50 percent of the outstanding share capital or the prevailing maximum threshold as stipulated by best practice rules for corporate governance in the respective country. Exceeding either of the two thresholds will be judged on a CASE-BY- CASE basis, provided that the subscription rights are actively tradable in the market.
•
The cumulative equity issuances without subscription rights (historical and across instruments) exceed the maximum level specified in a respective country’s best practices for corporate governance or 30 percent of the company’s nominal capital.
H. Share Repurchases
Where it deems necessary, DWS will also analyse on a CASE-BY-CASE basis, if the maximum offer/price premium exceeds 10 percent and if the share repurchase program exceeds a maximum of 10 percent of issued share capital.
Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders. However, if the maximum offer premium exceeds 10 percent and the program itself exceeds 10 percent of issued capital, this could indicate potential risks for the shareholders in the longer term.

I. Use of Net Profits
Where it deems necessary, DWS will also consider voting “Against”, taking into account the following factors:
1. The dividend pay-out ratio has been below 20% for two consecutive years despite a limited availability of profitable growth opportunities, and management has not given/provided adequate reasons for this decision.
2. The pay-out ratio exceeds 100 % of the distributable profits without appropriate reason (the company pays a dividend which affects its book value).
J. Amendments of the Articles
Where it deems necessary, DWS will consider to generally to vote “Against” if the vote is an article amendment that would lengthen the term of office for directors over 3 years.
K. Related Party Transactions
DWS will analyse related party transactions on a CASE-BY-CASE basis and will additionally consider ISS recommendations.
L. Auditor
Where it deems necessary, on audit-related agenda items, DWS will also consider voting “Against”, taking into account the following additional factors:
1. The name of the audit firm is not disclosed.
2. No breakdown of audit/non-audit fees is provided.
3. Non-audit fees exceed standard audit and audit-related- fees, unless ISS highlights a special justification such as IPOs, M&A or restructuring (this guideline applies only to companies on the country`s main index).
4. Auditors are changed without explanation.
5. The same lead audit partner has been appointed for more than five years.
6. Consequently, when the company does not publish the name of its lead auditor and the duration for which she / he has been previously appointed. (Markets in which the regulatory requirement for lead partner rotation is maximum five years are exempt from this guideline).
X. Proxy Voting Guidelines With Application For Holdings Incorporated In Japan
With reference to our policy on board composition in Japan, we expect companies, which define the role of the board to have a supervisory function instead of an executive function, to have at least two outside directors and strongly encourage them to ensure that at least 1/3 of the members in their boards are considered independent.
With reference to our policy of defining independence, outlined earlier in this document, in Japan as significant shareholders we will consider those who are in the top ten shareholders, even if their holding represents a share of less than 10%, mainly due to the market practice in Japan for business partners to own a certain percentage of each other’s shares as cross shareholders. With reference to our policy on the separation of the CEO and chairman roles and responsibilities, we strongly encourage our Japanese investees to disclose the member, who chairs the board as well as the member, who is considered to chair the company, the so called “Kaicho”, if these roles are separated. We also expect and foster our investees in Japan to establish the relevant formal committees- nomination, remuneration and audit.

Rationale: We acknowledge what has been achieved in the last couple of years in the corporate governance developments in Japan and support the progress, which has been made in that regard, in particular with the introduction of the Corporate Governance and Stewardship codes. We aspire to be in a constructive dialogue with our investees and to act as their steering partner to drive further developments in the corporate governance area. However, we foster our investees in Japan to strive to have more independent boards generally, as we believe board independence is crucial for the further development of corporate governance in Japan.

PART C. OTHER INFORMATION

Item 28.	Exhibits

	(a)	(1)	Amended and Restated Declaration of Trust dated June 2, 2008. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement, as filed on November 26, 2008.)

		(2)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value dated January 22, 2009. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, as filed on October 2, 2009.)

		(3)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value dated January 12, 2011. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement, as filed on May 18, 2011.)

		(4)	Certification of Correction dated January 28, 2011. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement, as filed on May 18, 2011.)

		(5)	Amendment of Amended and Restated Declaration of Trust, dated July 9, 2014. (Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, as filed on July 29, 2014.)

		(6)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, With $0.01 Par Value dated July 9, 2014. (Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement, as filed on July 29, 2014.)

		(7)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value dated March 6, 2015. (Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement, as filed on July 29, 2015.)

		(8)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value dated February 12, 2016. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement, as filed on July 28, 2016.)

		(9)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

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	(10)	Amendment, Statement of Change of Principal Office, dated February 9, 2018. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

	(11)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated May 16, 2018. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

	(12)	Amendment of Amended and Restated Declaration of Trust, dated May 16, 2018. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

	(13)	Amendment, Statement of Change of Principal Office, dated November 22, 2019. (Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, as filed on July 28, 2020.)

	(14)	Amended and Restated Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Without Par Value, dated September 25, 2020. (Filed herein.)

(b)		Amended and Restated Bylaws dated December 1, 2015. (Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement, as filed on November 30, 2015.)

(c)	(1)	Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated Declaration of Trust, dated June 2, 2008, as amended through September 25, 2020 (see Section 5.2). Referenced in exhibits (a)(1) through (a)(14) to this Item, above.

	(2)	Instruments defining the rights of shareholders, including the relevant portions of the Amended and Restated Bylaws, dated December 1, 2015 (see Article 9). Referenced in exhibit (b) to this Item, above.

(d)		Amended and Restated Investment Management Agreement between the Registrant, on behalf of DWS California Tax-Free Income Fund, and Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.), dated May 1, 2008; and between the Registrant, on behalf of DWS New York Tax-Free Income Fund, and Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.), dated September 1, 2008; and between the Registrant, on behalf of DWS Massachusetts Tax-Free Fund, and Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.), dated August 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement, as filed on July 28, 2011.)

(e)	(1)	Master Distribution Agreement between the Registrant and DWS Investments Distributors, Inc. (now known as DWS Distributors, Inc.), dated January 13, 2010. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement, as filed on November 30, 2010.)

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	(2)	Appendix A, as amended September 25, 2020, to the Master Distribution Agreement dated January 13, 2020. (Filed herein.)

	(3)	Form of Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

(f)		Not applicable.

(g)	(1)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement, as filed on October 2, 2009.)

	(2)	Amendment, effective as of January 20, 2017, to the Master Custodian Agreement dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

	(3)	Amendment, effective as of January 1, 2020, to the Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, as filed on July 28, 2020.)

	(4)	Appendix A, effective as of July 2, 2018, to the Master Custodian Agreement dated November 17, 2008. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

(h)	(1)	Agency Agreement, dated April 1, 2007, between the Registrant and DWS Scudder Investments Service Company (now known as DWS Service Company). (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement, as filed on November 30, 2007.)

	(2)	Amendment No. 1, made as of July 13, 2016, to the Agency Agreement dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 74 to the Registration Statement, as filed on November 29, 2016.)

	(3)	Amended & Restated Shareholder Services Agreement for Class A and Class C shares between the Registrant and DeAWM Distributors, Inc. (now known as DWS Distributors, Inc.) dated February 12, 2016. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement, as filed on July 28, 2016.)

	(4)	Amended and Restated Administrative Services Agreement between the Registrant, on behalf of DWS California Tax-Free Income Fund, DWS Massachusetts Tax-Free Fund, and DWS New York Tax-Free Income Fund, and DWS Investment Management Americas, Inc., dated as of January 1, 2020. (Portions omitted.) (Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, as filed on July 28, 2020.)
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	(5)	Sub-Administration and Sub-Accounting Agreement among State Street Bank and Trust Company and Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.), Scudder Fund Accounting Corporation, and Investment Company Capital Corp. dated April 1, 2003. (Portions omitted.) (Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement, as filed on July 29, 2015.)

	(6)	Amendment, effective as of January 20, 2017, to the Sub-Administration and Sub-Accounting Agreement dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement, as filed on November 29, 2017.)

	(7)	Amendment, effective as of June 29, 2018, to the Sub-Administration and Sub-Accounting Agreement dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

	(8)	Amendment, effective as of January 1, 2020, to the Sub-Administration and Sub-Accounting Agreement, dated April 1, 2003. (Portions omitted.) (Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, as filed on July 28, 2020.)

	(9)	Schedule A, dated as of July 2, 2018, to the Sub-Administration and Sub-Accounting Agreement dated April 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 82 to the Registration Statement, as filed on July 27, 2018.)

	(10)	Form of Mutual Fund Rule 22c-2 Information Sharing Agreement among the Registrant, DWS Distributors, Inc. and certain financial intermediaries. (Filed herein.)

	(11)	Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche Investment Management Americas Inc. (now known as DWS Investment Management Americas, Inc.) (Filed herein.)

(i)	(1)	Legal Opinion and Consent of Counsel with respect to Scudder California Tax-Free Income Fund (now known as DWS California Tax-Free Income Fund) and Scudder New York Tax-Free Income Fund (now known as DWS New York Tax-Free Income Fund). (Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement, as filed on December 27, 2002.)

	(2)	Legal Opinion and Consent of Counsel with respect to DWS Massachusetts Tax-Free Fund. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement, as filed on July 28, 2011.)

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	(3)	Legal Opinion and Consent of Counsel with respect to Class T shares of Deutsche California Tax-Free Income Fund (now known as DWS California Tax-Free Income Fund), Deutsche Massachusetts Tax-Free Fund (now known as DWS Massachusetts Tax-Free Fund) and Deutsche New York Tax-Free Income Fund (now known as DWS New York Tax-Free Income Fund). (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

	(4)	Legal Opinion and Consent of Counsel with respect to Institutional Class shares of DWS California Tax-Free Income Fund, DWS Massachusetts Tax-Free Fund, and DWS New York Tax-Free Income Fund. (Filed herein.)

(j)	(1)	Consent of Independent Registered Public Accounting Firm. (Filed herein.)

	(2)	Consent of Independent Registered Public Accounting Firm. (Filed herein.)

(k)		Not applicable.

(l)		Not applicable.

(m)	(1)	Rule 12b-1 Plan for Scudder New York Tax-Free Income Fund (now known as DWS New York Tax-Free Income Fund) – Class A shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement, as filed on November 26, 2014.)

	(2)	Rule 12b-1 Plan for Deutsche New York Tax-Free Income Fund (now known as DWS New York Tax-Free Income Fund) – Class T shares, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

	(3)	Amended and Restated Rule 12b-1 Plan for Deutsche New York Tax-Free Income Fund (now known as DWS New York Tax-Free Income Fund) – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

	(4)	Rule 12b-1 Plan for Scudder California Tax-Free Income Fund (now known as DWS California Tax-Free Income Fund) – Class A shares, dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement, as filed on December 28, 2001.)

	(5)	Rule 12b-1 Plan for Deutsche California Tax-Free Income Fund (now known as DWS California Tax-Free Income Fund) – Class T shares, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

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	(6)	Amended and Restated Rule 12b-1 Plan for Deutsche California Tax-Free Income Fund (now known as DWS California Tax-Free Income Fund) – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

	(7)	Rule 12b-1 Plan for DWS Massachusetts Tax-Free Fund – Class A shares, dated August 1, 2011. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement, as filed on July 28, 2011.)

	(8)	Rule 12b-1 Plan for Deutsche Massachusetts Tax-Free Fund (now known as DWS Massachusetts Tax-Free Fund) – Class T shares, dated December 2, 2016. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

	(9)	Amended and Restated Rule 12b-1 Plan for Deutsche Massachusetts Tax-Free Fund (now known as DWS Massachusetts Tax-Free Fund) – Class C shares, dated February 10, 2017. (Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement, as filed on March 30, 2017.)

(n)		Amended and Restated Multi-Distribution System Plan, pursuant to Rule 18f-3, dated September 25, 2020. (Filed herein.)

(o)		Reserved.

(p)	(1)	Code of Ethics - DWS – U.S., dated September 19, 2019. (Incorporated by reference to Post-Effective Amendment No. 88 to the Registration Statement, as filed on November 27, 2019.)

	(2)	DWS Funds and Germany Funds Code of Ethics, dated April 24, 2020. (Incorporated by reference to Post-Effective Amendment No. 90 to the Registration Statement, as filed on July 28, 2020.)

Item 29.	Persons Controlled By or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) (the “Declaration of Trust”) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Sections 17(h) and 17(i) of the Investment Company Act of 1940, as amended, (the “1940 Act”), and its own terms, said Article of the Declaration of Trust does not protect the Registrant’s officers and trustees against any liability to the Registrant or its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the 1940 Act) of the Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with the

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Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Non-interested Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendments of the Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the 1940 Act, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

Item 31.	Business and Other Connections of Investment Advisor

During the last two fiscal years, no director or officer of DWS Investment Management Americas, Inc., the investment advisor, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management and, through affiliates, investment banking.

Item 32.	Principal Underwriters

(a)

DWS Distributors, Inc. acts as principal underwriter of the Registrant’s shares and acts as principal underwriter for registered open-end management investment companies and other funds managed by DWS Investment Management Americas, Inc.

(b)

Information on the officers and directors of DWS Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606-5808.

(1)	(2)	(3)
DWS Distributors, Inc. Name and Principal Business Address	Positions and Offices with DWS Distributors, Inc.	Positions and Offices with Registrant

JJ Wilczewski 222 South Riverside Plaza Chicago, IL 60606-5808	Director, President, CEO and Chairman of the Board	None

Kristin Kulik-Peters 222 South Riverside Plaza Chicago, IL 60606-5808	Director and Vice President	None

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(1)	(2)	(3)
DWS Distributors, Inc. Name and Principal Business Address	Positions and Offices with DWS Distributors, Inc.	Positions and Offices with Registrant

Michael Hughes 222 South Riverside Plaza Chicago, IL 60606-5808	Director and Vice President	None

Nicole Grogan 875 Third Avenue New York, NY 10022-6225	Director and Vice President	None

Cynthia P. Nestle 875 Third Avenue New York, NY 10022-6225	Chief Operating Officer	None

Nancy Tanzil 875 Third Avenue New York, NY 10022-6225	Chief Financial Officer and Treasurer	None

Frank Gecsedi 875 Third Avenue New York, NY 10022-6225	Chief Compliance Officer	None

Anjie LaRocca 875 Third Avenue New York, NY 10022-6225	Secretary	None
Hepsen Uzcan 875 Third Avenue New York, NY 10022-6225	Assistant Secretary	President and Chief Executive Officer

(c)       Not applicable.

Item 33.	Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

Advisor and Administrator (Accounting Agent, as applicable)	DWS Investment Management Americas, Inc. 875 Third Avenue New York, NY 10022-6225

DWS Investment Management Americas, Inc. 100 Summer Street Boston, MA 02110-2146

DWS Investment Management Americas, Inc. 5022 Gate Parkway Jacksonville, FL 32256-7019

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Custodian and Sub-Administrator (Sub-Accounting Agent, as applicable)	State Street Bank and Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111-2900

Sub-Transfer Agent	DST Systems, Inc. 333 West 11th Street Kansas City, MO 64105-1628

Distributor	DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808

Storage Vendor	Iron Mountain Incorporated 12646 NW 115th Avenue Medley, FL 33178-3179

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and the State of New York on the 23rd day of November 2020.

DEUTSCHE DWS STATE TAX-FREE INCOME SERIES

By: /s/Hepsen Uzcan

       Hepsen Uzcan*

       President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/Hepsen Uzcan
Hepsen Uzcan*	President	November 23, 2020

/s/Diane Kenneally
Diane Kenneally	Chief Financial Officer and Treasurer	November 23, 2020

/s/John W. Ballantine
John W. Ballantine*	Trustee	November 23, 2020

/s/ Dawn-Marie Driscoll
Dawn-Marie Driscoll*	Trustee	November 23, 2020

/s/ Keith R. Fox
Keith R. Fox*	Chairperson and Trustee	November 23, 2020

/s/ Richard J. Herring
Richard J. Herring*	Trustee	November 23, 2020

/s/William McClayton
William McClayton*	Trustee	November 23, 2020

/s/ Rebecca W. Rimel
Rebecca W. Rimel*	Trustee	November 23, 2020

/s/ William N. Searcy, Jr.
William N. Searcy, Jr.*	Trustee	November 23, 2020

*By:

/s/ Caroline Pearson

Caroline Pearson**

Chief Legal Officer

**	Attorney-in-fact pursuant to the powers of attorney that are incorporated herein by reference to Post-Effective Amendment No. 82, as filed on July 27, 2018 to the Registration Statement.

DEUTSCHE DWS State Tax-Free Income Series

EXHIBIT INDEX

(a)(14)

(e)(2)

(h)(10)

(h)(11)

(i)(4)

(j)(1)

(j)(2)

(n)

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